                     File Numbers: 333-111067 and 811-04294

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933





                      Post-Effective Amendment Number 21






                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940




                      Post-Effective Amendment Number 185
                                                      ---



                            VARIABLE ANNUITY ACCOUNT
              (formerly Minnesota Mutual Variable Annuity Account)

                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
                               (Name of Depositor)

             400 Robert Street North, St. Paul, Minnesota 55101-2098 (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (651) 665-3500
               (Depositor's Telephone Number, Including Area Code)


                            Gary R. Christensen, Esq.
                       Vice President and General Counsel

                        Minnesota Life Insurance Company
                            400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                    (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

[_]  immediately upon filing pursuant to paragraph (b)




[ ]  on (date) pursuant to paragraph (b) of Rule 485


[_]  60 days after filing pursuant to paragraph (a)(i)


[X]  on May 1, 2012 pursuant to paragraph (a)(i)


[_]  75 days after filing pursuant to paragraph (a)(ii)
[_]  on (date) pursuant to paragraph (a)(ii) of Rule 485.
If appropriate, check the following box:
[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED
   Variable Annuity Contracts

                            Variable Annuity Account

                       Cross Reference Sheet to Prospectus

Form N-4

Item Number Caption in Prospectus

       1.   Cover Page

       2.   Special Terms and How To Contact Us

       3.   An Overview of Contract Features

       4.   Condensed Financial Information; Performance Data - Appendix A

       5.   General Information

       6.   Contract Charges and Fees

       7.   Description of the Contract

       8.   Annuitization Benefits and Options

       9.   Death Benefits

       10. Description of the Contract; Purchase Payments, Purchase Payments and Value of the Contract; Contract Charges and Fees - Deferred Sales Charge.

       11.  Description of the Contract; Redemptions, Withdrawals and Surrender

       12.  Federal Tax Status

       13.  Not Applicable

       14.  Table of Contents of the Statement of Additional Information

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

WADDELL & REED ADVISORS RETIREMENT BUILDER VARIABLE ANNUITY
A VARIABLE ANNUITY CONTRACT ISSUED BY
MINNESOTA LIFE INSURANCE COMPANY

[LOGO] MINNESOTA LIFE


400 ROBERT STREET NORTH . ST. PAUL, MINNESOTA 55101-2098 . TELEPHONE:
1-800-362-3141 . HTTP://WWW.SECURIAN.COM


   This Prospectus sets forth the information that a prospective investor should know before investing. It describes an individual, flexible payment, variable annuity contract ("the contract") offered by the Minnesota Life Insurance Company. This contract is designed for long term investors. It may be used in connection with personal retirement plans or independent of a retirement plan.
   For contracts issued after May 1, 2008, (or such later date if approved later in your state) this contract contains a feature that applies a credit enhancement to the contract value in certain circumstances. The benefit of the credit enhancement may be more than offset by the additional asset-based fees that the contract owner will pay as the result of the increased contract value due to the credit enhancements. A contract without credits may cost less.
   This contract is NOT:
   . a bank deposit or obligation
   . federally insured
   . endorsed by any bank or government agency
   You may invest your contract values in our Variable Annuity Account, our General Account, or in the Guarantee Periods of the Guaranteed Term Account.

THE VARIABLE ANNUITY ACCOUNT INVESTS IN THE FOLLOWING FUND PORTFOLIOS:

[LOGO] IVY FUNDS
       Variable Insurance Portfolios

         IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
        . Ivy Funds VIP Asset Strategy
        . Ivy Funds VIP Balanced
        . Ivy Funds VIP Bond
        . Ivy Funds VIP Core Equity
        . Ivy Funds VIP Dividend Opportunities
        . Ivy Funds VIP Energy
        . Ivy Funds VIP Global Bond
        . Ivy Funds VIP Global Natural Resources
        . Ivy Funds VIP Growth
        . Ivy Funds VIP High Income
        . Ivy Funds VIP International Core Equity
        . Ivy Funds VIP International Growth
        . Ivy Funds VIP Limited-Term Bond
        . Ivy Funds VIP Micro Cap Growth

        . Ivy Funds VIP Mid Cap Growth
        . Ivy Funds VIP Money Market
        . Ivy Funds VIP Real Estate Securities
        . Ivy Funds VIP Science and Technology
        . Ivy Funds VIP Small Cap Growth
        . Ivy Funds VIP Small Cap Value
        . Ivy Funds VIP Value

        . Ivy Funds VIP Pathfinder Aggressive
        . Ivy Funds VIP Pathfinder Moderately Aggressive
        . Ivy Funds VIP Pathfinder Moderate
        . Ivy Funds VIP Pathfinder Moderately Conservative
        . Ivy Funds VIP Pathfinder Conservative

Your contract value and the amount of each variable annuity payment will vary in accordance with the performance of the investment portfolio(s)
("Portfolio(s)") you select for amounts allocated to the Variable Annuity Account. You bear the entire investment risk for amounts you allocate to those Portfolios.

This Prospectus includes the information you should know before purchasing a contract. You should read it and keep it for future reference. A Statement of Additional Information, with the same date, contains further contract information. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling 1-800-362-3141 or by writing to us at the address shown above. The table of contents for the Statement of Additional Information may be found at the end of this Prospectus. A copy of the text of this Prospectus and the Statement of Additional Information may also be found at the SEC's web site: http://www.sec.gov, via its EDGAR database.

THIS PROSPECTUS IS NOT VALID UNLESS ACCOMPANIED BY A CURRENT PROSPECTUS OF THE PORTFOLIOS SHOWN ABOVE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.


THE DATE OF THIS PROSPECTUS AND OF THE STATEMENT OF ADDITIONAL INFORMATION IS:
MAY 1, 2012.

                               TABLE OF CONTENTS

            SPECIAL TERMS......................................  1
            HOW TO CONTACT US..................................  3
            AN OVERVIEW OF CONTRACT FEATURES...................  4
            CONTRACT CHARGES AND EXPENSES...................... 13
            CONDENSED FINANCIAL INFORMATION AND
             FINANCIAL STATEMENTS.............................. 18
            DESCRIPTION OF THE CONTRACT........................ 19
              Right of Cancellation or "Free Look"............. 19
              1035 Exchanges or Replacements................... 19
              Purchase Payments................................ 19
              Credit Enhancement and Recapture................. 20
              Automatic Purchase Plan.......................... 22
              Purchase Payment Allocation Options.............. 22
              CustomChoice Allocation Option................... 22
              Transfers........................................ 24
              Market Timing and Disruptive Trading............. 25
              Systematic Transfer Arrangements................. 26
              Automatic Portfolio Rebalancing.................. 27
              Dollar Cost Averaging............................ 27
              Purchase Payments and Value of the Contract...... 28
              Crediting Accumulation Units..................... 28
              Value of the Contract............................ 28
              Accumulation Unit Value.......................... 28
              Net Investment Factor for Each Valuation
               Period.......................................... 29
              Redemptions, Withdrawals and Surrender........... 29
              Modification and Termination of the Contract..... 30
              Assignment....................................... 30
              Deferment of Payment............................. 31
              Confirmation Statements and Reports.............. 31
            CONTRACT CHARGES AND FEES.......................... 31
              Deferred Sales Charge............................ 31
                Nursing Home or Terminal Illness Waiver........ 33
                Unemployment Waiver............................ 34
              Mortality and Expense Risk Charge................ 34
              Annual Maintenance Fee........................... 34
              Optional Contract Rider Charges.................. 34
              Premium Taxes.................................... 39
              Market Value Adjustment.......................... 39
              Underlying Portfolio Charges..................... 39
            ANNUITIZATION BENEFITS AND OPTIONS................. 39
              Annuity Payments................................. 39
              Electing the Retirement Date and Annuity
               Option.......................................... 40
              Annuity Options.................................. 40
              Calculation of Your First Annuity Payment........ 42
              Amount of Subsequent Variable Annuity
               Payments........................................ 42
              Value of the Annuity Unit........................ 42
              Transfers after you have Annuitized your
               Contract........................................ 43
            DEATH BENEFITS..................................... 43
              Before Annuity Payments Begin.................... 43
              Optional Death Benefits.......................... 45
              Highest Anniversary Value Death Benefit Option... 45
              5% Death Benefit Increase Option................. 47
              Premier Death Benefit Option..................... 49
              Estate Enhancement Benefit (EEB) Option.......... 51
              Death Benefit After Annuity Payments Begin....... 52
            OTHER CONTRACT OPTIONS (LIVING BENEFITS)........... 52
              Guaranteed Minimum Income Benefit (GMIB)
               Option.......................................... 53
              Encore Lifetime Income - Single (Encore-Single)
               Option.......................................... 60


               Encore Lifetime Income - Joint (Encore-Joint)
                Option........................................  68
               Ovation Lifetime Income II - Single
                (Ovation II-Single)...........................  76
               Ovation Lifetime Income II - Joint
                (Ovation II-Joint)............................  84
               Ovation Lifetime Income - Single
                (Ovation-Single)..............................  92
               Ovation Lifetime Income - Joint
                (Ovation-Joint)............................... 100
               Guaranteed Income Provider Benefit (GIPB)
                Option........................................ 108
               Guaranteed Minimum Withdrawal Benefit
                (GMWB) Option................................. 111
               Guaranteed Lifetime Withdrawal Benefit
                (GLWB) Option................................. 116
               Guaranteed Lifetime Withdrawal Benefit
                II-Single (GLWB II-Single) Option............. 121
               Guaranteed Lifetime Withdrawal Benefit
                II-Joint (GLWB II-Joint) Option............... 127
             GENERAL INFORMATION.............................. 134
               The Company -- Minnesota Life Insurance
                Company....................................... 134
               The Separate Account -- Variable Annuity
                Account....................................... 134
               Changes to the Separate Account -- Additions,
                Deletions or Substitutions.................... 135
               Compensation Paid for the Sale of Contracts.... 136
               Payments Made by Underlying Mutual Funds....... 137
               The General Account and the Guaranteed Term
                Account....................................... 137
             VOTING RIGHTS.................................... 140
             FEDERAL TAX STATUS............................... 141
             PERFORMANCE DATA................................. 148
             STATEMENT OF ADDITIONAL INFORMATION.............. 149
             APPENDIX A -- CONDENSED FINANCIAL
              INFORMATION..................................... A-1
             APPENDIX B -- ILLUSTRATION OF ANNUITY VALUES..... B-1
               Illustration of Variable Annuity Income........ B-1
               Illustration of Market Value Adjustment........ B-2
             APPENDIX C -- TYPES OF QUALIFIED PLANS........... C-1
             APPENDIX D -- EXAMPLES ILLUSTRATING THE
              GUARANTEED INCOME PROVIDER BENEFIT
              OPTION.......................................... D-1
             APPENDIX E -- EXAMPLES OF THE GUARANTEED
              MINIMUM WITHDRAWAL BENEFIT OPTION............... E-1
             APPENDIX F -- EXAMPLES OF THE GUARANTEED
              LIFETIME WITHDRAWAL BENEFIT OPTION.............. F-1
             APPENDIX G -- EXAMPLES OF THE GUARANTEED
              LIFETIME WITHDRAWAL BENEFIT II-SINGLE AND
              JOINT OPTIONS................................... G-1
             APPENDIX H -- EXAMPLES ILLUSTRATING CREDIT
              ENHANCEMENT..................................... H-1
             APPENDIX I -- EXAMPLES OF THE GUARANTEED
              MINIMUM INCOME BENEFIT OPTION................... I-1
             APPENDIX J -- EXAMPLES OF THE ENCORE
              LIFETIME INCOME-SINGLE AND JOINT OPTIONS........ J-1
             APPENDIX K -- EXAMPLES OF THE OVATION
              LIFETIME INCOME SINGLE AND JOINT OPTIONS........ K-1
             APPENDIX L -- EXAMPLES OF THE OVATION
              LIFETIME INCOME II SINGLE AND JOINT
              OPTIONS......................................... L-1


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THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION IN WHICH THE OFFERING WOULD BE UNLAWFUL. WE HAVE NOT AUTHORIZED ANY DEALER, SALESPERSON, REPRESENTATIVE OR OTHER PERSON TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THE PROSPECTUS, AND, IF GIVEN OR MADE, YOU SHOULD NOT RELY ON THEM.
--------------------------------------------------------------------------------

SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATION UNIT: an accounting unit of measure used to calculate the value of a sub-account of the variable annuity account, of this contract before annuity payments begin.

ANNUITANT:  the person who may receive lifetime benefits under the contract.

ANNUITY: a series of payments for life; for life with a minimum number of payments guaranteed; for the joint lifetime of the annuitant and another person and thereafter during the lifetime of the survivor; or for a period certain.

ANNUITY UNIT: an accounting unit of measure used to calculate the value of annuity payments under a variable annuity income option.

ASSUMED INVESTMENT RETURN: the annual investment return (AIR) used to determine the amount of the initial variable annuity payment. Currently the AIR is equal to 4.5%.

CODE:  the Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: the present value of any remaining period certain payments payable in a lump sum. The value will be based upon the then current dollar amount of one payment and the same interest rate that served as a basis for the annuity. If a commuted value is elected for a period certain on a variable annuity payment during the life of the annuitant, a deferred sales charge may apply.

CONTRACT OWNER: the owner of the contract, which could be the annuitant, his or her employer, or a trustee acting on behalf of the employer.

CONTRACT VALUE: the sum of your values in the variable annuity account, the general account, and/or the guaranteed period(s) of the guaranteed term account.

CONTRACT YEAR: a period of one year beginning with the contract date or a contract anniversary.

FIXED ANNUITY: an annuity providing for payments of guaranteed amounts throughout the payment period.

GENERAL ACCOUNT: all of our assets other than those held in our other separate accounts.

GUARANTEE PERIOD: a period of one or more years, for which the current interest rate is guaranteed.

GUARANTEED TERM ACCOUNT: a non-unitized separate account providing guarantee periods of different lengths. Amounts allocated to the guarantee periods of the guaranteed term account are credited with interest rates guaranteed by us for the entire guarantee period. The assets of the guaranteed term account are ours and are not subject to claims arising out of any other business of ours.

MARKET VALUE ADJUSTMENT ("MVA"): the adjustment made to any amount you withdraw, surrender, apply to provide annuity payments, or transfer from a guarantee period of the guaranteed term account prior to the renewal date. This adjustment may be positive or negative and reflects the impact of changes in applicable interest rates between the time the purchase payment, transfer, or renewal is allocated to the guaranteed term account and the time of the withdrawal, surrender, annuity payment election or transfer.

MATURITY DATE: The date this contract matures. The maturity date will be the first of the month following the later of: (a) the annuitant's 85th birthday; or (b) ten years after the contract date, unless otherwise agreed to by us.


NET INVESTMENT FACTOR: the net investment factor for a valuation period is the gross investment rate for such valuation period less a deduction for the charges to the variable account including any applicable optional benefit riders. The gross investment factor is a measure of the performance of the underlying fund after deductions for all charges to the variable account including those for applicable optional benefit riders.

PLAN: a tax-qualified employer pension, profit-sharing, or annuity purchase plan under which benefits are to be provided by the contract.

PORTFOLIO(S): the mutual funds whose separate investment portfolios we have designated as eligible investments for the variable annuity account. Each sub-account of the variable annuity account invests in a different portfolio. Currently these include the portfolios shown on the cover page of this Prospectus.

PURCHASE PAYMENTS: amounts paid to us under your contract in consideration of the benefits provided.

SEPARATE ACCOUNT: a separate investment account for which the investment experience of its assets is separate from that of our other assets.

SUB-ACCOUNT: a division of the variable annuity account. Each sub-account invests in a different portfolio.

VALUATION DATE OR VALUATION DAYS:  each date on which a portfolio is valued.

VARIABLE ANNUITY: an annuity providing for payments varying in amount in accordance with the investment experience of the portfolios.

VARIABLE ANNUITY ACCOUNT: a separate investment account called the variable annuity account. The investment experience of its assets is separate from that of our other assets.

WE, OUR, US:  Minnesota Life Insurance Company.

YOU, YOUR:  the contract owner.

HOW TO CONTACT US

At Minnesota Life, we make it easy for you to find information on your annuity. Here's how you can get the answers you need.

ON THE INTERNET


Visit our eService Center 24 hours a day, 7 days a week at www.securian.com. Our eService Center offers access to:

                                    [GRAPHIC]  .  Account values
                                               .  Variable investment performance
                                               .  Interest rates (when applicable)
                                               .  Service forms
                                               .  Beneficiary information
                                               .  Transactions to transfer among investment
                                                  options or change your allocation percentage
                                               .  Contribution and transaction history

MINNESOTA LIFE'S ANNUITY SERVICE LINE

                                    [GRAPHIC]  .  Call our service line at 1-800-362-3141 to
                                                  speak with one of our customer service
                                                  representatives. They're available Monday
                                                  through Friday from 7:30 a.m. to 4:30 p.m.
                                                  Central Time, during normal business days.

BY MAIL

                                    [GRAPHIC]  .  For purchase payments, service requests, and inquiries sent by regular mail:
                                                     Minnesota Life
                                                     Annuity Services
                                                     P.O. Box 64628
                                                     St. Paul, MN 55164-0628

                                               .  All overnight express mail should be sent to:
                                                     Annuity Services A3-9999
                                                     400 Robert Street North
                                                     St. Paul, MN 55101-2098





               To receive a current copy of the W&R Advisors Retirement Builder Variable Annuity Statement of
                 Additional Information (SAI) without charge, call 1-800-362-3141, or complete and detach the following and send it to:
                    Minnesota Life Insurance Company
                    Annuity Services
                    P.O. Box 64628
                    St. Paul, MN 55164-0628


                         Name ____________

                         Address _________

                         City  State  Zip

AN OVERVIEW OF CONTRACT FEATURES

ANNUITY CONTRACTS

An annuity is a series of payments for life; for life with a minimum number of payments guaranteed; for the joint lifetime of the annuitant and another person; or for a specified period of time. An annuity with payments which are guaranteed as to amount during the payment period is a fixed annuity. An annuity with payments which vary with the investment experience of a separate account is a variable annuity. An annuity contract may also be "deferred" or "immediate". An immediate annuity contract is one in which annuity payments begin right away, generally within a month or two after our receipt of your purchase payment. A deferred annuity contract delays your annuity payments until a later date. During this deferral period, also known as the accumulation period, your annuity purchase payments and any earnings accumulate on a tax deferred basis.

TYPE OF CONTRACT

The contract is a variable annuity contract which provides for monthly annuity payments. These payments may begin immediately or at a future date you specify. Below is a summary of certain contract features and expenses. Please see the corresponding section of the Prospectus for complete details, restrictions or limitations that may apply. Your contract has a right of cancellation which is described in detail in the section entitled "Right of Cancellation or Free-look." Charges that apply to your contract may be found in the section titled "Contract Charges and Fees". State variations of certain features may exist. See your registered representative for more information and to help determine if this product is right for you.

PURCHASE PAYMENTS:*

        Initial Minimum             $10,000
                                    $2,000 for IRAs and qualified plans
        Subsequent payment minimum  $500
                                    ($100 for automatic payment plans)

*Please note: If you intend to use this contract as part of a qualified retirement plan or IRA, the qualified plan or IRA may have contribution minimums which are different than those that apply to this contract. In addition you will receive no additional benefit from the tax deferral feature of the annuity since the retirement plan or IRA is already tax deferred. You should consult your tax advisor to ensure that you meet all the requirements and limitations, and to be sure this contract is appropriate for your situation.

CREDIT ENHANCEMENT:

For contracts issued after May 1, 2008, (or such later date if approved later than this date in your state) when you make a purchase payment to your contract, we will add an amount, called a credit enhancement, to your contract value if your cumulative net purchase payments meet or exceed $250,000. Cumulative net purchase payments are the total of all purchase payments we have received for this contract less any prior withdrawals from contract value (including associated charges). No credit enhancement will be applied if your cumulative purchase payments are less than $250,000.

When we receive a purchase payment, we will evaluate whether your contract is eligible for a credit enhancement based on your cumulative net purchase payments. The credit enhancement will be added to your contract value and allocated to the sub-accounts of the variable account, the general account, and the guaranteed term account options in the same proportion as the purchase payment that triggers the credit enhancement calculation. Credit enhancements, and any gains or losses attributable to the credit enhancements are not a purchase payment and will be considered earnings under the contract.

We will take back, or recapture, all credit enhancements if you elect to terminate the contract under the right to examine (or "free look") provision. In addition, we will recapture any credit enhancements applied to your contract within 12 months of the date any amounts are paid out as a death benefit or within 12 months of the date you apply amounts to provide annuity payments.

We will not recapture any amounts paid out as a death benefit or applied to provide annuity payments more than 12 months after the last credit enhancement was added to the contract.

For a detailed discussion, including how the credit enhancement is calculated and applied, please refer to the section entitled "Credit Enhancement and Recapture". The credit enhancement feature may not be available in all states. Ask your representative if this is available in your state.



INVESTMENT OPTIONS:

    Fixed Account                 Minnesota Life General Account
    Guaranteed Term Account       3 year guarantee period*
                                  5 year guarantee period*
                                  7 year guarantee period*
                                  10 year guarantee period*

    Variable Annuity Account      See the list of portfolios on the cover page

  * Subject to market value adjustment on early withdrawal -- see "General Information Section" for additional details. The 3 year period is not currently available.

WITHDRAWALS:

                        Minimum withdrawal amount      $250

    (Withdrawals and surrenders may be subject to deferred sales charges and/or market value adjustment depending upon how your contract value is allocated.)

In certain cases the deferred sales charge ("DSC") is waived on withdrawal or surrender. The following DSC waivers are included in this contract if the withdrawal or surrender is after the first contract anniversary:

  .  Nursing Home Waiver

  .  Terminal Illness Waiver

  .  Unemployment Waiver

State variations may apply to these waivers. See your representative and the section titled "Contract Charges and Fees" for more details. The DSC is also waived at death and upon annuitization.

DEATH BENEFIT AND OPTIONAL DEATH BENEFITS

Your contract provides a death benefit. The standard death benefit included with the contract is known as the GUARANTEED MINIMUM DEATH BENEFIT.

Certain optional death benefits may also be selected and may provide the opportunity for a larger death benefit. The optional death benefits include: the HIGHEST ANNIVERSARY VALUE (HAV) DEATH BENEFIT OPTION; THE 5% DEATH BENEFIT INCREASE (5% DBI) OPTION or the PREMIER DEATH BENEFIT (PDB) OPTION.

In addition, you may also elect the ESTATE ENHANCEMENT BENEFIT (EEB) OPTION. This contract option provides for an additional amount to be included in the death benefit proceeds when the death benefit proceeds become payable under your contract. It is intended to provide additional amounts to help offset expenses that may be due upon your death, such as federal and state taxes that may be payable on any taxable gains in your contract. Please see "Death Benefits-Estate Enhancement Benefit (EEB) Option" for complete details.

In order to elect one or more of these optional death benefits you must be less than 76 years old and you may only elect to purchase an optional death benefit when the contract is issued. Once you elect an option it may not be cancelled or terminated. Each of these optional choices has a specific charge associated with it.

ALLOCATION OF CONTRACT VALUES

You can change your allocation of future purchase payments by giving us written notice or a telephone call notifying us of the change. Before annuity payments begin, you may transfer all or a part of your contract value among the portfolios and/or the general account and/or one or more of the guarantee periods of the guaranteed term account. A market value adjustment may apply if you move amounts from the guaranteed term account prior to the end of a guarantee period. After annuity payments begin, you may instruct us to transfer amounts held as annuity reserves among the variable annuity sub-accounts or to a fixed annuity, subject to some restrictions. During the annuity period, annuity reserves may only be transferred from a variable annuity to a fixed annuity.

AVAILABLE ANNUITY OPTIONS

The annuity options available include a life annuity; a life annuity with a period certain of 120 months, 180 months, or 240 months; a joint and last survivor annuity; and a period certain annuity. Each annuity option may be elected as a variable or fixed annuity or a combination of the two. Other annuity options may be available from us on request.

OTHER OPTIONAL RIDERS

We have suspended the availability of the following optional riders:

  .  Guaranteed Lifetime Withdrawal Benefit (effective August 1, 2010)

  .  Guaranteed Lifetime Withdrawal Benefit II-Single Option (effective May 15,
     2009)

  .  Guaranteed Lifetime Withdrawal Benefit II-Joint Option (effective May 15,
     2009)

  .  Guaranteed Minimum Withdrawal Benefit (effective May 15, 2009)

  .  Guaranteed Income Provider Benefit (effective March 1, 2010)


Effective May 15, 2012, or such later date as Ovation II riders are approved by your state, we are suspending the availability of the Ovation Lifetime Income - Single and Ovation Lifetime Income - Joint optional riders. To purchase either of these riders, your application, election forms, and any related transfer paperwork must be received by the home office in good order no later than the close of the New York Stock Exchange on May 29, 2012.


Certain other contract options may be available to you. These are sometimes referred to as "living benefits." Only one living benefit may be elected on a contract. When you elect a living benefit rider (except for the Guaranteed Income Provider Benefit) your investment choices will be limited and you must allocate your entire contract value to an asset allocation plan or model approved for use with the rider you elect. Purchase payment amounts after your initial purchase payment may also be limited. Each contract feature may or may not be beneficial to you depending on your specific circumstances and how you intend to use your contract. For example, if you take withdrawals in excess of the annual guaranteed amount(s) it may adversely effect the benefit of the rider. These descriptions are brief overviews of the optional riders. Please refer to the section entitled "Other Contract Options" for a complete description of each rider, its benefits and its limitations and restrictions read the prospectus section(s) carefully and consult your tax advisor and your representative before you elect any optional contract features. These options may not be available in every state and we reserve the right to stop offering any option(s) at any time. EACH OPTION HAS A CHARGE THAT APPLIES TO IT. THE CHARGES ARE DISCUSSED IN THE SECTION ENTITLED "OPTIONAL CONTRACT RIDER CHARGES."

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

This contract option provides for a guaranteed minimum fixed annuity benefit, when elected on certain benefit dates, to protect against negative investment performance you may experience during your contract's accumulation period. If you do not annuitize your contract, you will not utilize the guaranteed fixed annuity benefit this option provides. If you do not intend to annuitize, this option may not be appropriate for you. The GMIB annuity payout rates are conservative so the annuity payments provided by this rider may be less than the same annuity payment option available under the base contract, even if the benefit base is greater than the contract value. Once you elect this option it cannot be canceled. This rider does not guarantee an investment return in your contract or a minimum contract value. WITHDRAWALS FROM YOUR CONTRACT WILL REDUCE THE BENEFIT YOU RECEIVE IF YOU ANNUITIZE UNDER THIS RIDER AND THERE ARE LIMITATIONS ON HOW YOUR CONTRACT VALUE MAY BE ALLOCATED IF YOU PURCHASE THIS RIDER. IF YOUR CONTRACT IS NOT ELIGIBLE FOR THE AUTOMATIC PAYMENT PHASE, ANY WITHDRAWAL OR CHARGE THAT REDUCES YOUR CONTRACT VALUE TO ZERO TERMINATES THE RIDER AND THE CONTRACT. IF YOU ANTICIPATE HAVING TO MAKE NUMEROUS WITHDRAWALS FROM THE CONTRACT, THIS RIDER MAY NOT BE APPROPRIATE. SEE THE SECTION OF THIS PROSPECTUS ENTITLED 'OTHER CONTRACT OPTIONS (LIVING BENEFITS)' FOR A COMPLETE DESCRIPTION OF THE GMIB RIDER.

ENCORE LIFETIME INCOME-SINGLE (ENCORE-SINGLE)

Encore-Single is a guaranteed lifetime withdrawal benefit. This contract option is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, generally over the contract owner's life, regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value, if the contract value is greater than zero, or in the form of annuity payments. In each contract year, beginning on the later of the rider issue date or the contract anniversary following the 59th birthday of the oldest owner (or annuitant in the case of a non-natural owner) (the "benefit date"), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the contract owner's death (or in the case of joint owners, until the first death). The GAI amount is based on the age of the oldest contract owner and ranges from 4% to 6% of the benefit base. SINCE THE BENEFITS OF THIS RIDER ARE ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM THE CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE OR IN EXCESS OF THE GAI REDUCE THE BENEFITS THIS RIDER PROVIDES AND MAY PREMATURELY TERMINATE THE CONTRACT AND THE RIDER. THIS RIDER DOES NOT GUARANTEE ANY INVESTMENT RETURN IN YOUR CONTRACT VALUE. IF YOU PURCHASE THIS RIDER, THERE ARE LIMITATIONS ON HOW FUNDS MAY BE INVESTED AND THE ENTIRE CONTRACT VALUE MUST BE ALLOCATED TO AN APPROVED ALLOCATION PLAN. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Encore-Single rider.

This rider differs, in part, from the GLWB rider in that the Encore-Single benefit base, on which the GAI is based, has the potential to increase annually; while the GLWB provides the potential for the GAI to increase every 3 years.

ENCORE LIFETIME INCOME-JOINT (ENCORE-JOINT)

Encore-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Encore-Single, however, this rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount beginning on the later of the rider issue date or the contract anniversary following the 59th birthday of the youngest "Designated Life" and continuing over the lifetime of two "Designated Lives" regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value, if the contract value is greater than zero, or in the form of annuity payments. In each contract year, beginning on the later of the rider issue date or the contract anniversary following the 59th birthday of the youngest Designated Life (the "benefit date") you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both Designated Lives. The GAI amount is based on the age of the youngest Designated Life and ranges from 4% to 6% of the benefit base. SINCE THE BENEFITS OF THIS RIDER ARE ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM THE CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE OR IN EXCESS OF THE GAI REDUCE THE BENEFITS THIS RIDER PROVIDES AND MAY PREMATURELY TERMINATE THE CONTRACT AND THE RIDER. THIS RIDER DOES NOT GUARANTEE ANY INVESTMENT RETURN IN YOUR CONTRACT VALUE. IF YOU PURCHASE THIS RIDER, THERE ARE LIMITATIONS ON HOW FUNDS MAY BE INVESTED AND THE ENTIRE CONTRACT VALUE MUST BE ALLOCATED TO AN APPROVED ALLOCATION PLAN. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Encore-Joint rider.

This rider differs, in part, from the GLWB rider in that GLWB does not offer a "joint" version of the rider and the Encore-Joint benefit base, on which the GAI is based, has the potential to increase annually as opposed to the GAI under GLWB which has the potential to increase every 3 years.


OVATION LIFETIME INCOME II-SINGLE (OVATION II-SINGLE)

Ovation II-Single is a guaranteed lifetime withdrawal benefit. This contract option is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, generally over the contract owner's life, regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero and will be pursuant to the automatic payment phase if the contract value falls to zero. In each contract year, beginning on the later of the rider effective date or the contract anniversary following the 59/th/ birthday of the oldest owner (or annuitant in the case of a non-natural owner) (the "benefit date"), you may elect to receive an amount up to the Guaranteed Annual Income
(GAI) until the contract owner's death (or in the case of joint owners, until the first death). The GAI amount is based on the age of the oldest contract owner and ranges from 4.5% to 6.5% of the benefit base. Once you elect this rider it cannot be cancelled. SINCE THE BENEFITS OF THIS RIDER ARE ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM THE CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE OR IN EXCESS OF THE GAI REDUCE THE BENEFITS THIS RIDER PROVIDES (INCLUDING TERMINATING THE 200% BENEFIT BASE GUARANTEE) AND MAY PREMATURELY TERMINATE THE CONTRACT AND THE RIDER. THIS RIDER DOES NOT GUARANTEE ANY INVESTMENT RETURN IN YOUR CONTRACT VALUE. IF YOU PURCHASE THIS RIDER, THERE ARE LIMITATIONS ON HOW FUNDS MAY BE INVESTED AND THE ENTIRE CONTRACT VALUE MUST BE ALLOCATED TO AN APPROVED ALLOCATION PLAN. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Ovation II-Single rider.

This rider differs, in part, from the Encore-Single rider in that the Ovation II-Single rider has increased GAI percentages and the potential to provide a greater benefit base for those who delay withdrawals which may result in the ability to take larger guaranteed withdrawals. However, the Encore-Single rider may provide for the return of any remaining benefit base in the event of death, while the Ovation II-Single rider does not provide any benefit at death.

This rider differs, in part, from the GMIB rider in that the Ovation II-Single rider provides for guaranteed lifetime withdrawals from the contract, while the GMIB rider provides for guaranteed lifetime income through fixed annuity payments. The GMIB rider is an annuitization benefit, not a withdrawal benefit like Ovation II-Single. Lifetime withdrawal benefits allow you to retain more flexibility in the underlying contract, such as the ability to make additional purchase payments and to adjust the amount and frequency of withdrawals. Annuitization does not provide as much flexibility, but may provide a larger amount of income, depending on the option elected. If you intend to take regular withdrawals from your contract, which do not exceed the GAI, then the Ovation II-Single rider may be more appropriate for you than the GMIB rider. Your choice of a rider is based on your particular circumstances, so you should consult with your financial advisor.

OVATION LIFETIME INCOME II-JOINT (OVATION II-JOINT)

Ovation II-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Ovation II-Single, however, this rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount beginning on the later of the rider effective date or the contract anniversary following the 59/th/ birthday of the youngest "Designated Life" and continuing over the lifetime of two "Designated Lives" regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero and will be pursuant to the automatic payment phase if the contract value falls to zero. In each contract year, beginning on the later of the rider effective date or the contract anniversary following the 59/th/ birthday of the youngest Designated Life (the "benefit date") you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both Designated Lives. The GAI amount is based on the age of the youngest Designated Life and ranges from 4.0% to 6.0% of the benefit base. Once you elect this rider it cannot be cancelled. SINCE THE BENEFITS OF THIS RIDER ARE ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM THE CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE OR IN EXCESS OF THE GAI REDUCE THE BENEFITS THIS RIDER PROVIDES (INCLUDING TERMINATING THE 200% BENEFIT BASE GUARANTEE) AND MAY PREMATURELY TERMINATE THE CONTRACT AND THE RIDER. THIS RIDER DOES NOT GUARANTEE ANY INVESTMENT RETURN IN YOUR CONTRACT VALUE. IF YOU PURCHASE THIS RIDER, THERE ARE LIMITATIONS ON HOW FUNDS MAY BE INVESTED AND THE ENTIRE CONTRACT VALUE MUST BE ALLOCATED TO AN APPROVED ALLOCATION PLAN. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Ovation II-Joint rider.

This rider differs, in part, from the Encore-Joint rider in that the Ovation II-Joint rider has a lower current charge and the potential to provide a greater benefit base for those who delay withdrawals which may result in the ability to take larger guaranteed withdrawals in the future. However, the Encore-Joint rider may provide for the return of any remaining benefit base in the event of the death of both Designated Lives, while the Ovation II-Joint rider does not provide any benefit at death.

This rider differs, in part, from the GMIB rider in that the Ovation II-Joint rider provides for guaranteed lifetime withdrawals from the contract, while the GMIB rider provides for guaranteed lifetime income through fixed annuity payments. The GMIB rider is an annuitization benefit, not a withdrawal benefit like Ovation II-Joint. Lifetime withdrawal benefits allow you to retain more flexibility in the underlying contract, such as the ability to make additional purchase payments and to adjust the amount and frequency of withdrawals. Annuitization does not provide as much flexibility, but may provide a larger amount of income, depending on the option elected. If you intend to take regular withdrawals from your contract, which do not exceed the GAI, then the Ovation II-Joint rider may be more appropriate for you than the GMIB rider. Your choice of a rider is based on your particular circumstances, so you should consult with your financial advisor.

OVATION LIFETIME INCOME-SINGLE (OVATION-SINGLE)

EFFECTIVE MAY 15, 2012 OR SUCH LATER DATE AS OVATION II RIDERS ARE APPROVED BY YOUR STATE, THIS OPTION WILL NO LONGER BE AVAILABLE.

Ovation-Single is a guaranteed lifetime withdrawal benefit. This contract option is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, generally over the contract owner's life, regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero and will be pursuant to the automatic payment phase if the contract value falls to zero. In each contract year, beginning on the later of the rider effective date or the contract anniversary following the 59/th/ birthday of the oldest owner (or annuitant in the case of a non-natural owner) (the "benefit date"), you may elect to receive an amount up to the Guaranteed Annual Income
(GAI) until the contract owner's death (or in the case of joint owners, until the first death). The GAI amount is based on the age of the oldest contract owner and ranges from 4.5% to 6.5% of the benefit base. Once you elect this rider it cannot be cancelled. SINCE THE BENEFITS OF THIS RIDER ARE ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM THE CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE OR IN EXCESS OF THE GAI REDUCE THE BENEFITS THIS RIDER PROVIDES AND MAY PREMATURELY TERMINATE THE CONTRACT AND THE RIDER. THIS RIDER DOES NOT GUARANTEE ANY INVESTMENT RETURN IN YOUR CONTRACT VALUE. IF YOU PURCHASE THIS RIDER, THERE ARE LIMITATIONS ON HOW FUNDS MAY BE INVESTED AND THE ENTIRE CONTRACT VALUE MUST BE ALLOCATED TO AN APPROVED ALLOCATION PLAN. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Ovation-Single rider.

This rider differs, in part, from the Encore-Single rider in that the Ovation-Single rider has increased GAI percentages and the potential to provide a greater benefit base for those who delay withdrawals which may result in the ability to take larger guaranteed withdrawals. However, the Encore-Single rider may provide for the return of any remaining benefit base in the event of death, while the Ovation-Single rider does not provide any benefit at death.

This rider also differs, in part, from the GMIB rider in that the Ovation-Single rider provides for guaranteed lifetime withdrawals from the contract, while the GMIB rider provides for guaranteed lifetime income through fixed annuity payments. The GMIB rider is an annuitization benefit, not a withdrawal benefit like Ovation-Single. Lifetime withdrawal benefits allow you to retain more flexibility in the underlying contract, such as the ability to make additional purchase payments and to adjust the amount and frequency of withdrawals. Annuitization does not provide as much flexibility, but may provide a larger amount of income, depending on the option elected. If you intend to take regular withdrawals from your contract, which do not exceed the GAI, then the Ovation-Single rider may be more appropriate for you than the GMIB rider. Your choice of a rider is based on your particular circumstances, so you should consult with your financial advisor.

OVATION LIFETIME INCOME-JOINT (OVATION-JOINT)

EFFECTIVE MAY 15, 2012 OR SUCH LATER DATE AS OVATION II RIDERS ARE APPROVED BY YOUR STATE, THIS OPTION WILL NO LONGER BE AVAILABLE.

Ovation-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Ovation-Single, however, this rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount beginning on the later of the rider effective date or the contract anniversary following the 59/th/ birthday of the youngest "Designated Life" and continuing over the lifetime of two "Designated Lives" regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero and will be pursuant to the automatic payment phase if the contract value falls to zero. In each contract year, beginning on the later of the rider effective date or the contract anniversary following the 59/th/ birthday of the youngest Designated Life (the "benefit date") you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both Designated Lives. The GAI amount is based on the age of the youngest Designated Life and ranges from 4.5% to 6.5% of the benefit base. Once you elect this rider it cannot be cancelled. SINCE THE BENEFITS OF THIS RIDER ARE ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM THE CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE OR IN EXCESS OF THE GAI REDUCE THE BENEFITS THIS RIDER PROVIDES AND MAY PREMATURELY TERMINATE THE CONTRACT AND THE RIDER. THIS RIDER DOES NOT GUARANTEE ANY INVESTMENT RETURN IN YOUR CONTRACT VALUE. IF YOU PURCHASE THIS RIDER, THERE ARE LIMITATIONS ON HOW FUNDS MAY BE INVESTED AND THE ENTIRE CONTRACT VALUE MUST BE ALLOCATED TO AN APPROVED ALLOCATION PLAN. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Ovation-Joint rider.

This rider differs, in part, from the Encore-Joint rider in that the Ovation-Joint rider has increased GAI percentages and the potential to provide a greater benefit base for those who delay withdrawals which may result in the ability to take larger guaranteed withdrawals in the future. However, the Encore-Joint rider may provide for the return of any remaining benefit base in the event of the death of both Designated Lives, while the Ovation-Joint rider does not provide any benefit at death.

This rider also differs, in part, from the GMIB rider in that the Ovation-Joint rider provides for guaranteed lifetime withdrawals from the contract, while the GMIB rider provides for guaranteed lifetime income through fixed annuity payments. The GMIB rider is an annuitization benefit, not a withdrawal benefit like Ovation-Joint. Lifetime withdrawal benefits allow you to retain more flexibility in the underlying contract, such as the ability to make additional purchase payments and to adjust the amount and frequency of withdrawals. Annuitization does not provide as much flexibility, but may provide a larger amount of income, depending on the option elected. If you intend to take regular withdrawals from your contract, which do not exceed the GAI, then the Ovation-Joint rider may be more appropriate for you than the GMIB rider. Your choice of a rider is based on your particular circumstances, so you should consult with your financial advisor.


GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB)

EFFECTIVE AUGUST 1, 2010, THIS OPTION IS NO LONGER AVAILABLE.

This contract option is designed to provide a benefit that guarantees the contract owner a minimum withdrawal amount, generally over their life regardless of underlying sub-account performance. It allows a contract owner to take withdrawals from their contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The annual GAI amount will be set based on the age of the oldest contract owner on the GLWB effective date and it will range from 4.0% to 6.0% of the Guaranteed Withdrawal Benefit (GWB). This option allows a contract owner to take these withdrawals from the contract for the longer of: a) the duration of the contract owner's life (or in the case of joint owners, the lifetime of the first joint owner to die) or, b) until the Guaranteed Withdrawal Benefit (GWB) is reduced to zero. SINCE THIS BENEFIT IS ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM YOUR CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. THIS RIDER DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

This optional rider differs, in part, from either of the GLWB II riders (single or joint) below in that the GAI amount is based on the age of the oldest contract owner and has a range of 4.0% to 6.0%; while the GLWB II riders have a set GAI amount of 5.0%.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT II - SINGLE (GLWB II - SINGLE)

EFFECTIVE MAY 15, 2009, THIS OPTION IS NO LONGER AVAILABLE.

This contract option is also designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, generally over the contract owner's life, regardless of underlying sub-account performance. Beginning on the later of the contract anniversary following the contract owner's 59(th) birthday or the date this contract option is added, it allows a contract owner to take withdrawals from the contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The GAI amount will be 5% of the Guaranteed Withdrawal Benefit (GWB). The GWB amount is equal to the initial purchase payment if this rider is added at contract issue. If the rider is added on a subsequent anniversary, the initial GWB will be equal to the contract value on the effective date of the rider. This option allows a contract owner to take these withdrawals from the contract for the longer of: a) the duration of the contract owner's life (or in the case of joint owners, the lifetime of the first joint owner to die) or, b) until the GWB is reduced to zero. SINCE THIS BENEFIT IS ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM YOUR CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. THIS RIDER DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT II-JOINT (GLWB II-JOINT)

EFFECTIVE MAY 15, 2009, THIS OPTION IS NO LONGER AVAILABLE.

This contract option is also designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, and it works very similar to the Guaranteed Lifetime Withdrawal Benefit II -- Single Life Option. However its guarantee is over the lifetime of both "designated lives", (instead of a single life) regardless of underlying sub-account performance.

Beginning on the later of the contract anniversary following the 59(th) birthday of the youngest designated life or the date this contract option is added, it allows a contract owner to take withdrawals from the contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The GAI amount will be 5% of the Guaranteed Withdrawal Benefit (GWB). The GWB amount is equal to the initial purchase payment if this rider is added at contract issue. If the rider is added at a subsequent anniversary, the initial GWB will be equal to the contract value on the effective date of this rider. This option allows a contract owner to take these withdrawals from the contract for the longer of: a) the duration of both designated lives, or, b) until the GWB is reduced to zero. SINCE THIS BENEFIT IS ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM YOUR CONTRACT, THEN THIS

OPTION MAY NOT BE APPROPRIATE FOR YOU. THIS RIDER DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)

EFFECTIVE MAY 15, 2009, THIS OPTION IS NO LONGER AVAILABLE.

This contract option provides for a guarantee that allows a contract owner to withdraw an amount from the contract each contract year up to a specified maximum amount, known as the Guaranteed Annual Withdrawal, until the Guaranteed Withdrawal Benefit is reduced to zero. A detailed explanation of how these amounts are calculated is provided in the section of this Prospectus describing this contract option. SINCE THIS BENEFIT IS ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM YOUR CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. THIS RIDER DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

GUARANTEED INCOME PROVIDER BENEFIT (GIPB)

EFFECTIVE MARCH 1, 2010, THIS OPTION IS NO LONGER AVAILABLE.

This contract option provides for a guaranteed minimum fixed income benefit if you elect certain annuity options. It is designed to provide a guaranteed level of annuity income regardless of the actual investment performance that you experience during your accumulation period. IF YOU DO NOT INTEND TO ANNUITIZE YOUR CONTRACT, YOU WILL NOT RECEIVE THE BENEFIT OF THIS OPTION, AND THEREFORE THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. ONCE YOU ELECT THIS CONTRACT OPTION YOU MAY NOT CHANGE OR TERMINATE THE OPTION. THIS RIDER DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

CONTRACT CHARGES AND EXPENSES

The following contract expense information is intended to illustrate the expenses of the contract. All expenses shown are rounded to the nearest dollar.

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES

  SALES LOAD IMPOSED ON PURCHASES

                  (as a percentage of purchase payments)  None

  DEFERRED SALES CHARGE

  * Deferred Sales Charges may apply to withdrawals, partial surrenders and surrenders.

  (as a percentage of each purchase payment)

                             CONTRACT YEARS SINCE PAYMENT
                             ----------------------------
                                         0-1                 8%
                                         1-2                 8%
                                         2-3                 7%
                                         3-4                 6%
                                         4-5                 6%
                                         5-6                 5%
                                         6-7                 4%
                                         7-8                 3%
                                   8 and thereafter          0%
             SURRENDER FEES                                  None
             TRANSFER FEE                                     None

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including Portfolio company fees and expenses.

                         ANNUAL MAINTENANCE FEE**  $50

**(Applies only to contracts where the greater of the contract value or purchase payments, less withdrawals, is less than $50,000 on the contract anniversary and at surrender. Does not apply after annuitization.)

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)

    BEFORE ANNUITY PAYMENTS COMMENCE

                BASE CONTRACT ONLY              TOTAL SEPARATE
                                     MORTALITY      ACCOUNT
                                    AND EXPENSE ANNUAL EXPENSES
                                     RISK FEES  (BASE CONTRACT)
                                    ----------- ---------------
                                       1.25%         1.25%


        OPTIONAL DEATH BENEFITS                          TOTAL SEPARATE
                                                            ACCOUNT
                                                        ANNUAL EXPENSES
                                          DEATH BENEFIT (DEATH BENEFIT +
                                             CHARGE      BASE CONTRACT)
                                          ------------- ----------------
        Highest Anniversary Value             0.15%           1.40%
        5% Death Benefit Increase             0.25%           1.50%
        Premier Death Benefit (PDB)           0.35%           1.60%
        Estate Enhancement Benefit (EEB)      0.25%           1.50%

   OTHER CONTRACT OPTIONS                                  TOTAL SEPARATE
                                                               ACCOUNT
                                                           ANNUAL EXPENSES
                                              CHARGE FOR (THIS OPTION ONLY +
                                                OPTION     BASE CONTRACT)
                                              ---------- -------------------
   Guaranteed Income Provider Benefit (GIPB)     0.50%          1.75%


   MAXIMUM POSSIBLE SEPARATE ACCOUNT CHARGES
   Base (1.25%) + PDB (.35%) + EEB (.25%) + GIPB (.50%) = 2.35%

  .  The GIPB option may not be elected after March 1, 2010.

    (The GMIB, GMWB, GLWB, GLWB II, Encore, Ovation, and Ovation II options are not included with the above charges because the charges are calculated on a different basis than the above - described charges.)


OTHER OPTIONAL BENEFIT CHARGES TAKEN FROM CONTRACT VALUE

     ----------------------------------------------------------------------
     Guaranteed Minimum Withdrawal Benefit    Maximum possible charge 1.00%
       (GMWB) Charge/1/                       Current benefit charge  0.50%
     ----------------------------------------------------------------------

    -----------------------------------------------------------------------
    Guaranteed Lifetime Withdrawal Benefit    Maximum possible charge 0.60%
      (GLWB) Charge/2/                        Current benefit charge  0.60%
    -----------------------------------------------------------------------

----------------------------------------------------------------------------------
Guaranteed Lifetime Withdrawal                       Maximum possible charge 1.00%
  Benefit II -- Single (GLWB II-Single) Charge/3/    Current benefit charge  0.60%
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Guaranteed Lifetime Withdrawal                     Maximum possible charge 1.15%
  Benefit II -- Joint (GLWB II-Joint) Charge/4/    Current benefit charge  0.75%
--------------------------------------------------------------------------------


       ------------------------------------------------------------------
       Guaranteed Minimum Income Benefit    Maximum possible charge 1.50%
         GMIB Charge/5/                     Current benefit charge  0.95%
       ------------------------------------------------------------------



       -----------------------------------------------------------------
       Encore Lifetime Income -- Single    Maximum possible charge 1.75%
         (Encore - Single) Charge/6/       Current benefit charge  1.10%
       -----------------------------------------------------------------



        ----------------------------------------------------------------
        Encore Lifetime Income -- Joint    Maximum possible charge 2.00%
          (Encore - Joint) Charge/7/       Current benefit charge  1.30%
        ----------------------------------------------------------------



       ------------------------------------------------------------------
       Ovation Lifetime Income -- Single    Maximum possible charge 1.75%
         (Ovation-Single) Charge/8/         Current benefit charge  1.15%
       ------------------------------------------------------------------



       ------------------------------------------------------------------
       Ovation Lifetime Income -- Joint     Maximum possible charge 2.50%
         (Ovation-Joint) Charge/9/          Current benefit charge  1.65%
       ------------------------------------------------------------------



     ---------------------------------------------------------------------
     Ovation Lifetime Income II -- Single    Maximum possible charge 2.25%
       (Ovation II-Single) Charge/10/        Current benefit charge  1.20%
     ---------------------------------------------------------------------



     ---------------------------------------------------------------------
     Ovation Lifetime Income II -- Joint     Maximum possible charge 2.50%
       (Ovation II-Joint) Charge/11/         Current benefit charge  1.20%
     ---------------------------------------------------------------------


/1 /The current annual charge for this option is equal to 0.50% times the Guaranteed Withdrawal Benefit (GWB) amount The GWB amount is equal to the initial purchase payment if GMWB is added at contract issue. If the option is added on a subsequent contract anniversary, the initial GWB will be equal to the contract value on the effective date of the option. Beginning with the GMWB effective date and at the end of every three months thereafter, one quarter of the GMWB charge (0.125%) will be multiplied by the GWB amount on that date and will be deducted in proportion to the contract owner's allocation to the sub-accounts in the variable annuity account. Please see the GMWB section of the prospectus for a detailed discussion of charges and formulas used to calculate these amounts. This option may not be elected if you have selected the 5% Death Benefit Increase, Premier Death Benefit, GIPB, GLWB or either GLWB II.

/2 /The annual charge for this option is equal to 0.60% of contract value, deducted quarterly. Beginning with the GLWB effective date and at the end of every three months thereafter, one-quarter of the GLWB charge (0.15%) will be multiplied by the contract value on that date and will be deducted in proportion to the contract owner's allocation to sub-accounts in the variable annuity account. Please see the GLWB section of the prospectus for details. This option may not be elected if you have selected the 5% Death Benefit Increase, Premier Death Benefit, GIPB, GMWB or either GLWB II.

/3 /The annual charge for this option is equal to 0.60% of the greater of the contract value, or the Guaranteed Withdrawal Benefit (GWB) amount deducted quarterly. The GWB amount is equal to the initial purchase payment if GLWB II-Single is added at contract issue. If the option is added on a subsequent anniversary, the initial GWB will be equal to the contract value on the effective date of the option. Beginning with the GLWB II-Single effective date and at the end of every three months thereafter, one-quarter of the GLWB II-Single charge (0.15%) will be multiplied by the greater of the contract value or the GWB on that date and will be deducted in proportion to the contract owner's allocation to sub-accounts in the variable annuity account. Please see the GLWB II-Single section of the prospectus for details. This option may not be elected if you have selected the 5% Death Benefit Increase, Premier Death Benefit, GIPB, GMWB, GLWB, or GLWB II-Joint.

/4/ The annual charge for this option is equal to 0.75% of the greater of the contract value or the Guaranteed Withdrawal Benefit (GWB) amount, deducted quarterly. The GWB amount is equal to the initial purchase payment if GLWB II-Joint is added at contract issue. If the option is added on a subsequent anniversary, the initial GWB will be equal to the contract value on the effective date of the option. Beginning with the GLWB II-Joint effective date and at the end of every three months thereafter, one-quarter of the annual GLWB II-Joint charge (0.1875%) will be multiplied by the greater of the contract value or the GWB on that date and will be deducted in proportion to the contract owner's allocation to sub-accounts in the variable annuity account. Please see the GLWB II-Joint section of the prospectus for details. This option may not be elected if you have selected the 5% Death Benefit Increase, Premier Death Benefit, GIPB, GMWB, GLWB, or GLWB II-Single.


/5/ The current annual rider charge is equal to 0.95% of the GMIB benefit base.
    Beginning with the first contract anniversary following the rider effective date and every contract anniversary thereafter, the annual rider charge will be multiplied by the benefit base amount on that date and will be deducted in proportion to the contract owner's allocation to the sub-accounts in the variable account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the GMIB benefit base is determined. This option may not be elected if you have selected the Premier Death Benefit, 5% Death Benefit Increase, Estate Enhancement Benefit, or any other optional living benefit rider.

/6/ The current annual rider charge is equal to 1.10% of the greater of the contract value or benefit base. Beginning with the Encore-Single effective date and every three months thereafter, an amount equal to one quarter of the Encore-Single charge (0.275%) will be multiplied by the greater of the contract value or the benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. This option may not be elected if you have selected the Premier Death Benefit, 5% Death Benefit Increase, Estate Enhancement Benefit, or any other optional living benefit rider.

/7/ The current annual rider charge is equal to 1.30% of the greater of the contract value or benefit base. Beginning with the Encore-Joint effective date and every three months thereafter, an amount equal to one quarter of the Encore-Joint charge (0.325%) will be multiplied by the greater of the contract value or the benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. This option may not be elected if you have selected the Premier Death Benefit, 5% Death Benefit Increase, Estate Enhancement Benefit, or any other optional living benefit rider.

/8/ The current annual rider charge is equal to 1.15% of the greater of the contract value or benefit base. Beginning with the rider effective date and every three months thereafter, an amount equal to one quarter of the Ovation-Single charge (0.2875%) will be multiplied by the greater of the contract value or the benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. This option may not be elected if you have selected the Premier Death Benefit, 5% Death Benefit Increase, Estate Enhancement Benefit, or any other optional living benefit rider.

/9/ The current annual rider charge is equal to 1.65% of the greater of the contract value or benefit base. Beginning with the rider effective date and every three months thereafter, an amount equal to one quarter of the Ovation-Joint charge (0.4125%) will be multiplied by the greater of the contract value or the benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. This option may not be elected if you have selected the Premier Death Benefit, 5% Death Benefit Increase, Estate Enhancement Benefit, or any other optional living benefit rider.

/10/The current annual rider charge is equal to 1.20% of the greater of the contract value or benefit base. Beginning with the rider effective date and every three months thereafter, an amount equal to one quarter of the Ovation II-Single charge (0.30%) will be multiplied by the greater of the contract value or the benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. This option may not be elected if you have selected the Premier Death Benefit, 5% Death Benefit Increase, Estate Enhancement Benefit, or any other optional living benefit rider.

/11/The current annual rider charge is equal to 1.20% of the greater of the contract value or benefit base. Beginning with the rider effective date and every three months thereafter, an amount equal to one quarter of the Ovation II-Joint charge (0.30%) will be multiplied by the greater of the contract value or the benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. This option may not be elected if you have selected the Premier Death Benefit, 5% Death Benefit Increase, Estate Enhancement Benefit, or any other optional living benefit rider.


The next item shows the minimum and maximum total operating expenses charged by the portfolios (before any waivers or reimbursements) that you may pay periodically during the time that you own the contract. More detail concerning each of the portfolio's fees and expenses is contained in the prospectus for each portfolio.


                                                                               MINIMUM    MAXIMUM
-                                                                              -------    -------
TOTAL ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES
(expenses that are deducted from portfolio assets, including management fees,  To be filed by
distribution and/or service (12b-1) fees, and other expenses)                  subsequent amendment.

State premium taxes may also be deducted, ranging from 0% to 3.5% depending on applicable law. See "Premium Tax" section for more information.




CONTRACT OWNER EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, annual maintenance fees, separate account annual expenses, and portfolio company fees and expenses.

Please note:

  .  You may elect only one living benefit on the contract.

  . You may not elect the 5% Death Benefit Increase or the Premier Death Benefit with GMWB, GMIB, GLWB, or single or joint versions of GLWB II, Encore, Ovation, or Ovation II.

  . You may not elect the Estate Enhancement Benefit with GMIB, or single or joint versions of Encore, Ovation, or Ovation II.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, and uses the separate account annual expenses before annuity payments commence. The Example is shown using both the least expensive portfolio (Minimum Fund Expenses) and the most expensive portfolio (Maximum Fund Expenses) before any reimbursements, with the most expensive contract design over the time period:

  .  Base + HAV + Ovation II-Joint

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                                       IF YOU ANNUITIZE AT THE END OF THE
                                 IF YOU SURRENDERED YOUR CONTRACT AT   AVAILABLE TIME PERIOD OR YOU DO
                                 THE END OF THE APPLICABLE TIME PERIOD   NOT SURRENDER YOUR CONTRACT
                                 ------------------------------------- -------------------------------
                                 1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR    3 YEARS 5 YEARS 10 YEARS
                                 ------   -------   -------  --------  ------    ------- ------- --------
MAXIMUM FUND EXPENSES
  Base + HAV + Ovation II-Joint.
MINIMUM FUND EXPENSES
  Base + HAV + Ovation II-Joint.



NOTE: In the above example, the charge for Ovation II-Joint is based on the maximum annual fee rate of 2.50% for each of the years. If your rider charge is not at the maximum annual fee rate, then your expenses would be less than those shown above.

Different fees and expenses not reflected in the examples above apply after annuity payments commence. Please see the section entitled "Contract Charges and Fees" for a discussion of those expenses. The examples contained in this table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

EXPENSES AFTER ANNUITY PAYMENTS COMMENCE

The next section shows the fees and charges that apply to your contract after you have annuitized it.


 SEPARATE ACCOUNT BASED CHARGES

 Mortality and Expense Risk Fee                                   1.35%

 Optional Death Benefit Charges                              Not Applicable

 Other Optional Separate Account Charges                     Not Applicable

 OTHER CHARGES

 Other Optional Benefit Charges taken from Contract Value    Not Applicable

CONDENSED FINANCIAL INFORMATION AND FINANCIAL STATEMENTS
The financial history of each sub-account may be found in the Appendix under the heading "Condensed Financial Information." The complete financial statements of the Variable Annuity Account and Minnesota Life are included in the Statement of Additional Information.

THE PORTFOLIOS
Below is a list of the portfolios and their investment adviser and investment sub-adviser. The prospectus for the portfolios must accompany this Prospectus and contain more detailed information about each portfolio. The portfolio's investment objectives are contained within the portfolio's prospectus. No assurance can be given that a portfolio will achieve its investment objective. You should carefully read the prospectus before investing in the contract.

                                  INVESTMENT                     INVESTMENT
     FUND/PORTFOLIO                 ADVISER                      SUB-ADVISER
     --------------                ----------                    -----------
IVY FUNDS VARIABLE
INSURANCE PORTFOLIOS
Ivy Funds VIP Asset        Waddell & Reed Investment
Strategy                   Management Company
Ivy Funds VIP Balanced     Waddell & Reed Investment
                           Management Company
Ivy Funds VIP Bond         Waddell & Reed Investment
                           Management Company
Ivy Funds VIP Core Equity  Waddell & Reed Investment
                           Management Company
Ivy Funds VIP Dividend     Waddell & Reed Investment
Opportunities              Management Company
Ivy Funds VIP Energy       Waddell & Reed Investment
                           Management Company
Ivy Funds VIP Global Bond  Waddell & Reed Investment
                           Management Company
Ivy Funds VIP Global       Waddell & Reed Investment  Mackenzie Financial Corporation
Natural Resources          Management Company
Ivy Funds VIP Growth       Waddell & Reed Investment
                           Management Company
Ivy Funds VIP High Income  Waddell & Reed Investment
                           Management Company
Ivy Funds VIP              Waddell & Reed Investment
International Core Equity  Management Company
Ivy Funds VIP              Waddell & Reed Investment
International Growth       Management Company
Ivy Funds VIP              Waddell & Reed Investment
Limited-Term Bond          Management Company
Ivy Funds VIP Micro Cap    Waddell & Reed Investment  Wall Street Associates
Growth                     Management Company
Ivy Funds VIP Mid Cap      Waddell & Reed Investment
Growth                     Management Company
Ivy Funds VIP Money Market Waddell & Reed Investment
                           Management Company
Ivy Funds VIP Real Estate  Waddell & Reed Investment  Advantus Capital Management, Inc.
Securities                 Management Company
Ivy Funds VIP Science and  Waddell & Reed Investment
Technology                 Management Company
Ivy Funds VIP Small Cap    Waddell & Reed Investment
Growth                     Management Company
Ivy Funds VIP Small Cap    Waddell & Reed Investment
Value                      Management Company
Ivy Funds VIP Value        Waddell & Reed Investment
                           Management Company
Ivy Funds VIP Pathfinder   Waddell & Reed Investment
 Aggressive                Management Company
Ivy Funds VIP Pathfinder   Waddell & Reed Investment
 Moderately Aggressive     Management Company
Ivy Funds VIP Pathfinder   Waddell & Reed Investment
 Moderate                  Management Company
Ivy Funds VIP Pathfinder   Waddell & Reed Investment
 Moderately Conservative   Management Company
Ivy Funds VIP Pathfinder   Waddell & Reed Investment
 Conservative              Management Company

DESCRIPTION OF THE CONTRACT

Your contract may be used in connection with all types of tax-qualified plans, state deferred compensation plans or individual retirement annuities adopted by, or on behalf of individuals. It may also be purchased by individuals not as a part of any retirement plan. The contract provides for a variable annuity or a fixed annuity to begin at some future date.

You must complete an application and submit it to us. We will review your application form for compliance with our issue criteria, and if it is accepted, we will issue the contract to you. In some states you may be able to purchase the contract through an automated electronic transmission process. Ask your representative about availability and details. The annuitant must be the same as the owner except in situations where the owner is other than a natural person, such as a trust, corporation or similar entity or where otherwise agreed to by us.

RIGHT OF CANCELLATION OR "FREE LOOK"


You should read your contract carefully as soon as you receive it. You may cancel your contract within twenty days after its delivery, for any reason, by giving us written notice at: Annuity Services P.O. Box 64628 St. Paul, MN 55164-0628. If you cancel and return your contract during the "free look period", we will refund to you the amount required by your state. This amount is either your contract value less the amount of any credit enhancement(s) which were credited to your contract plus any premium tax charges that may have been deducted, or your purchase payments at the time you exercise your free look right. Purchase payments will be invested in accordance with your allocation instructions during the free look period. You may bear the investment risk for your purchase payments during this period.


Payment of the requested refund will be made to you within seven days after we receive notice of cancellation. In some states, the free look period may be longer. See your contract for complete details regarding your right to cancel.

1035 EXCHANGES OR REPLACEMENTS


If you are considering the purchase of this contract with the proceeds of another annuity or life insurance contract, also referred to as a "Section 1035 Exchange" or "Replacement", it may or may not be advantageous to replace your existing contract with this contract. You should compare both contracts carefully. You may have to pay surrender charges on your old contract and there is a deferred sales charge period for this contract. In addition, the charges for this contract may be higher (or lower) and the benefits or investment options may be different from your old contract. You should not exchange another contract for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest. For additional information regarding the tax impact in Section 1035 Exchanges, see "Federal Tax Status --
Section 1035 Exchanges."


PURCHASE PAYMENTS

You choose when to make purchase payments. Your initial purchase payment must be at least equal to the following and must be in U.S. dollars:

                 $10,000

          $2,000 for IRAs and Qualified Retirement Plans

We may reduce the initial purchase payment requirement if you purchase this contract through a 1035 exchange or qualified plan, direct transfer from a contract issued by another carrier and at the time of application the value of the other contract(s) meets or exceeds the applicable minimum initial purchase payment for this contract; but prior to receipt by us of the proceeds from the other contract(s), the value drops below the minimum initial purchase payment requirement due to market conditions.

You must submit this amount along with your application. There may also be limits on the maximum contributions that you can make to retirement plans. Be sure to review your retirement plan's contribution rules applicable to your situation.

We will return your initial payment or any subsequent payment within five business days if: (1) your application or instructions fail to specify which Portfolios you desire, or are otherwise incomplete, or (2) you do not consent to our retention of your payment until the application or instructions are made complete and in "good order."

Purchase payments subsequent to your initial payment must be at least $500 regardless of the type of contract you purchase or the retirement plan with which it is used. Total purchase payments may not exceed $5,000,000, for the same owner or annuitant except with our consent. In addition, total aggregate purchase payments (or transfers) allocated to the General Account and each of the Guarantee Periods of the Guaranteed Term Account, may not exceed $250,000, without our prior consent. Currently we are waiving this limitation up to an aggregate amount of $500,000. For purposes of this limitation, we may aggregate other Minnesota Life annuity contracts with this one. Additional purchase payments will not be accepted while either the owner or joint owner qualifies under the nursing home or terminal illness provisions for the waiver of any deferred sales charges.

CREDIT ENHANCEMENT AND RECAPTURE



For contracts issued after May 1, 2008, when you make a purchase payment to your contract, we will add an amount, called a credit enhancement, to your contract value if your cumulative net purchase payments meet or exceed $250,000. Cumulative net purchase payments are the total of all purchase payments we have received for this contract less any prior withdrawals from contract value (including associated charges). No credit enhancement will be applied if your cumulative purchase payments are less than $250,000.

When we receive a purchase payment, we will evaluate whether your contract is eligible for a credit enhancement based on your cumulative net purchase payments, according to the following schedule:

        CUMULATIVE NET PURCHASE PAYMENTS  CREDIT ENHANCEMENT PERCENTAGE
        --------------------------------  -----------------------------
             $250,000-$499,999.99                     0.25%
             $500,000-$749,999.99                     0.50%
             $750,000-$999,999.99                     0.75%
              $1,000,000 or more                      1.00%

The amount of the credit enhancement will be calculated as follows:

   a. cumulative net purchase payments; multiplied by

   b. the applicable credit enhancement percentage from the table above; minus

   c. any credit enhancements previously applied to contract value

The credit enhancement will be added to your contract value and allocated to the sub-accounts of the variable account, the general account and the guaranteed term account options in the same proportion as the purchase payment that triggers the credit enhancement calculation.

We will take back, or recapture, credit enhancements in the following circumstances:

   1) If you return your contract under the right of cancellation/free look provision, we will deduct an amount equal to all of the credit enhancements added to your contract;

   2) If a death benefit is paid, we will deduct an amount equal to all credit enhancements added to your contract within 12 months of the date any amounts are paid out as a death benefit; and

   3) If you apply amounts to provide annuity payments (i.e., annuitize) we will recapture all credit enhancements added to your contract within 12 months of the date you apply amounts to provide annuity payments.

We will never recapture more than the dollar amount of the credit enhancement added to your contract. In other words, we do not recapture investment gain or earnings attributable to credit enhancements. However, decreases in your contract's sub-account values, which includes the value of the accumulation units attributable to credit enhancements, does not diminish the dollar amount subject to recapture. Therefore, additional accumulation units must become subject to recapture as the value of accumulation units decreases. Stated differently, you bear the investment risk for the credit enhancements added to your contract because the proportionate share of any contract owner's variable contract value that we recapture increases as the variable contract value decreases. This has the potential to dilute somewhat the contract owner's interest in their contract as compared to other contract owners who do not trigger the recapture provision. Finally, because it is not administratively feasible to track unvested credit enhancements, we are unable to refund any asset based fees or charges that might be applied to credit enhancements which are subsequently recaptured.

The credit enhancements are treated as earnings for federal tax purposes. Credit enhancements are also treated as earnings, not purchase payments, when you calculate a benefit, such as an optional benefit, under the contract. Some of the guaranteed and optional benefits under this contract have an initial benefit value equal to the amount of your purchase payments. Since the credit enhancement is not treated as a purchase payment, it will not increase the initial value of that benefit. If however, a benefit calculation uses the contract value, such as when a benefit "resets" or if the benefit is added on a contract anniversary with an initial benefit equal to contract value, the current value of the credit enhancement will be reflected in the guaranteed or optional benefit.


The following guaranteed or optional benefits have initial benefit values based on purchase payments: Guaranteed Minimum Death Benefit, 5% Death Benefit Increase, Highest Anniversary Death Benefit, Premier Death Benefit, GIPB, GMIB, GMWB, GLWB, and single and joint versions of GLWB II, Encore, Ovation, and Ovation II. For examples of how the credit enhancement may impact a particular optional benefit, please see Appendix H.


The deferred sales charges may be higher and the deferred sales charge period may be longer than other products that do not offer a credit enhancement. Also, the mortality and expense risk charge may be higher than that charged under other products which, in some cases, offer comparable features, but which have no credit enhancement. We use a portion of the deferred sales charge and mortality and expense risk charge to recover the cost of providing the credit enhancement and to the extent these amounts exceed our costs we expect to make a profit.

There may be circumstances under which the contract owner may be worse off from having received the credit enhancement. For example, if the contract owner cancels the contract during the free look period, we recapture the dollar value of all of the credit enhancements that had been credited to your contract. If the state law provides that contract value is returned on a free look, and if the performance of the applicable sub-accounts has been negative during that period, we will return the contract value less the credit enhancement(s). The negative performance associated with the credit enhancement will reduce the contract value more than if the credit enhancement had not been applied.

AUTOMATIC PURCHASE PLAN

If you elect to establish an Automatic Purchase Plan (APP), the minimum subsequent purchase payment amount is reduced to $100. You may elect purchase payments to occur on a bi-weekly, monthly, bi-monthly, quarterly, semi-annual or annual basis. You must also select which day of the month you would like your APP draft to occur. You may select from the 1st day of the month through the 25th day. If the date you selected falls on a date that is not a valuation date, for example because it's a holiday or weekend, the transaction will be processed on the next valuation date.

PURCHASE PAYMENT ALLOCATION OPTIONS

Your purchase payments may be allocated to a portfolio of the variable annuity account, to our general account or to one or more guarantee period(s) of the guaranteed term account. There is no minimum amount which must be allocated to any of the allocation options. Total aggregate purchase payments or transfers allocated to the General Account and each of the Guarantee Periods of the Guaranteed Term Account, may not cause the aggregate value of the general account and each of the guarantee periods of the Guaranteed Term Account to exceed $250,000 for the same owner or annuitant without our prior consent.

CUSTOMCHOICE ALLOCATION OPTION


In conjunction with certain living benefit riders you may have the option of participating in the CustomChoice Allocation Option. Currently, this option is only available if you purchase the GMIB, either Encore, either Ovation, or either Ovation II rider. This option is an asset allocation approach that is intended to offer you a variety of investment options while also allowing us to limit some of the risk that we take when offering living benefit riders. IN PROVIDING THIS ALLOCATION OPTION, MINNESOTA LIFE IS NOT PROVIDING INVESTMENT ADVICE OR MANAGING THE ALLOCATIONS UNDER YOUR CONTRACT. THIS IS NOT AN INVESTMENT ADVISORY ACCOUNT. IF YOU PARTICIPATE IN THIS OPTION YOU HAVE SOLE AUTHORITY TO MAKE INVESTMENT ALLOCATION DECISIONS WITHIN THE DEFINED LIMITATIONS. If you choose to participate in this option you must allocate 100% of your contract value within the limitations set forth below. You may transfer your contract value among the fund options within a group or among funds in different groups provided that after the transfer your allocation meets the limitations below. Transfers between funds within the CustomChoice Allocation Option will be validated against the limitations based on contract values as of the valuation date preceding the transfer. We will reject any allocation instructions that do not comply with the limitations.


If we receive an instruction that will result in an allocation that does not comply with the allocation limitations, we will notify you either through your financial representative or directly via phone or email. THE GENERAL ACCOUNT AND GUARANTEED TERM ACCOUNT OPTIONS ARE NOT AVAILABLE IF YOU PARTICIPATE IN THE CUSTOMCHOICE ALLOCATION OPTION.

In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. ASSET ALLOCATION DOES NOT ENSURE A PROFIT OR PROTECT AGAINST A LOSS IN A DECLINING MARKET.

To participate in the CustomChoice Allocation Option you must allocate 100% of your contract value to Groups A, B, C and D, according to the following limitations:

    Group A -- a MINIMUM of 30% of your contract value, but no more than 30% of contract value may be allocated to any single fund in Group A

    Group B -- a MINIMUM of 30% of your contract value, but no more than 30% of contract value may be allocated to any single fund in Group B

    Group C -- a MAXIMUM of 25% of your contract value, but no more than 15% of contract value may be allocated to any single fund in Group C

    Group D -- a MAXIMUM of 5% of your contract value, but no more than 5% of contract value may be allocated to any single fund in Group D

Please note--the above percentage limitations require that you allocate a minimum of 30% of your contract value to Group A and a minimum of 30% of your contract value to Group B. You are not required to allocate anything to Groups C or D.

The underlying funds in each Group are:

GROUP A (AT LEAST 30%, NO MORE THAN 30% IN ANY SINGLE FUND)

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
    Ivy Funds VIP Bond
    Ivy Funds VIP Limited-Term Bond
    Ivy Funds VIP Money Market

GROUP B (AT LEAST 30%, NO MORE THAN 30% IN ANY SINGLE FUND)

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
    Ivy Funds VIP Asset Strategy
    Ivy Funds VIP Balanced
    Ivy Funds VIP Core Equity
    Ivy Funds VIP Dividend Opportunities
    Ivy Funds VIP Growth
    Ivy Funds VIP Value
    Ivy Funds VIP Pathfinder Aggressive
    Ivy Funds VIP Pathfinder Moderately Aggressive
    Ivy Funds VIP Pathfinder Moderate
    Ivy Funds VIP Pathfinder Moderately Conservative
    Ivy Funds VIP Pathfinder Conservative

GROUP C (UP TO 25%, NO MORE THAN 15% IN ANY SINGLE FUND)

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
    Ivy Funds VIP Global Bond
    Ivy Funds VIP International Core Equity
    Ivy Funds VIP International Growth
    Ivy Funds VIP Micro Cap Growth
    Ivy Funds VIP Mid Cap Growth
    Ivy Funds VIP Small Cap Growth
    Ivy Funds VIP Small Cap Value

GROUP D (UP TO 5%, NO MORE THAN 5% IN ANY SINGLE FUND)

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
    Ivy Funds VIP Energy
    Ivy Funds VIP Global Natural Resources
    Ivy Funds VIP High Income
    Ivy Funds VIP Real Estate Securities
    Ivy Funds VIP Science and Technology

REBALANCING

If you elect to use the CustomChoice Allocation Option, your contract value will automatically be rebalanced each quarter. When we rebalance your contract value we will transfer amounts between sub-accounts so that the allocations when the rebalancing is complete are the same as the most recent allocation instructions we received from you. The rebalancing will occur on the same day of the month as the contract date. If the contract date is after the 25/th/ of the month, rebalancing will occur on the first business day of the following month. If the quarterly rebalancing date does not fall on a business date, the rebalancing will occur on the next business date. REBALANCING DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

POSSIBLE CHANGES

We reserve the right to add, remove, or change the groups, the funds within each group, or the percentage limitations for each group. We will notify you of any such change. If there is a change, you will not need to change your then-current allocation instructions. However, the next time you make a purchase payment, reallocation request or transfer request, we will require that your allocation instructions comply with the limitations in effect at the time of the purchase payment, reallocation request or transfer request. If a contract owner makes an allocation change request to a group or fund that is no longer available, the contract owner will be obligated to provide a new allocation instruction to a group or fund available at the time of the request. Until your next purchase payment, transfer request or reallocation request, quarterly rebalancing will continue to be based on the most recent allocation instructions we received from you.

TERMINATION

To terminate participation in the CustomChoice Allocation Option you must allocate your entire contract value to another allocation plan approved for use with the rider you have elected.

TRANSFERS

Values may be transferred between the general account, guarantee period(s) of the guaranteed term account and/or between or among the portfolios of the variable annuity account. You may effect transfers or change allocation of future purchase payments by written request, internet (through our Online Service Center) or telephone transfer. We will make the transfer on the basis of accumulation unit values next determined after receipt of your request at our home office.

You may make 12 transfers each contract year for each contract by U.S. Mail, facsimile, or telephone. Once you have executed the 12 transfers, you may only submit additional transfer requests by U.S. Mail or overnight delivery service. Transfer requests submitted through same day mail or courier service will not be accepted. If you want to cancel a transfer request after you have executed 12 transfers, you must also cancel it in writing by U.S. Mail or overnight delivery service. Systematic transfers will not count towards this limitation.

Unless stated otherwise, the same conditions and procedures that apply to written requests apply to telephone requests including any faxed requests. We have procedures designed to provide reasonable assurance that telephone or faxed authorizations are genuine. To the extent that we do not have procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We require contract owners or persons authorized by them to provide identifying information to us, we record telephone instruction conversations and we provide you with written confirmations of your telephone or faxed transactions.

There is generally no dollar amount limitation on transfers. However, transfers may not cause the aggregate value of the general account and each of the guaranteed periods to exceed $250,000 without our prior consent. Currently we are waiving this limitation up to an aggregate amount of $500,000. In addition, transfers from the general account will be limited to a single transfer during any contract year in an amount not to exceed 20% of the general account value at the time of the transfer request. However, in the case of general account values of $1,000 or less, we will allow a one-time transfer of the entire general account value to the portfolios of the variable annuity account or to a guarantee period of the guaranteed term account. (Additional limitations apply in the case of systematic transfer arrangements. See "Systematic Transfer Arrangements".)

No deferred sales charge will be imposed on transfers. In addition, there is no charge for transfers. A market value adjustment may apply in the case of amounts transferred from a guarantee period of the guaranteed term account. Please refer to the section "General Information -- The General Account and Guaranteed Term Account" for details.

During periods of marked economic or market changes, you may experience difficulty making a telephone request due to the volume of telephone calls. If that occurs, you should consider submitting a written request while continuing to attempt your transaction request.

MARKET TIMING AND DISRUPTIVE TRADING

This contract is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your contract can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term contract owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this contract if you intend to engage in market timing or frequent transfer activity.

We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for contract owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.

We reserve the right to restrict the frequency of -- or otherwise modify, condition or terminate -- any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more contract owners is or would be to the disadvantage of other contract owners. Any new restriction that we would impose will apply to your contract without regard to when you purchased it. We also reserve the right to implement, administer, and charge you for any fees or restrictions, including redemption fees that may be imposed by an underlying portfolio attributable to transfers in your contract. We will consider one or more of the following factors:

  .  the dollar amount of the transfer(s);

  . whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

  . whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;

  .  the number of transfers in the previous calendar quarter;

  . whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.

In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon our detecting further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your contract will be permanent.

In addition to our market timing procedures, the underlying portfolios may have their own market timing policies and restrictions. While we reserve the right to enforce the portfolios' policies and procedures, contract owners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the market timing policies established by the portfolios.

None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging or Automatic Portfolio Rebalancing.

SPECULATIVE INVESTING

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your contract may not be traded on any stock exchange or secondary market. By purchasing this contract you represent and warrant that you are not using this contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

SYSTEMATIC TRANSFER ARRANGEMENTS

We offer certain systematic transfer arrangements including rebalancing and dollar cost averaging. You may elect either of these methods to occur on a monthly, quarterly, semi-annual or annual basis. However, you may not elect both of these systematic transfer arrangements on the same contract at the same time. You must also select the day of the month you would like the transaction to be processed (ranging from the 1st to the 25th day of the month). After annuitization, the date must range from the 2nd to the 25th day of the month. If a transaction cannot be completed on that date, for example, because it's a weekend or holiday, it will be processed on the next valuation date. There will be no charge for any of the systematic transfer arrangements described below, and they will not count toward your 12 transfers in any single contract year described above.

    AUTOMATIC PORTFOLIO REBALANCING

    Rebalancing is a technique where you instruct us to re-allocate specific portfolios periodically to a predetermined percentage. We will re-allocate your portfolios based on the designated date, frequency and percentage instructions you provide to us.

    Rebalancing will not affect your allocation of future purchase payments and is not limited to a maximum or minimum number of portfolios. Rebalancing is not available for values in a guarantee period of the guaranteed term account. You may transfer a specified amount from the general account on a monthly, quarterly, semi-annual or annual basis. The maximum initial amount transferred may not exceed 10% of your current general account value at the time of the transfer request. For contracts where the general account value has increased during the year because of transfers into the general account, or because of additional purchase payments made after the transfer program has been established, rebalances will be allowed to the extent of the greater of the current transfer amount or 10% of the then current general account value. We reserve the right to alter such transfer restrictions, even if you have established rebalancing out of the general account previously, but will do so only upon prior written notice to you.

    If you elect a variable annuitization, the annuitant may instruct us to rebalance the variable sub-accounts. Rebalancing is not available for any portion that is a fixed annuitization.

    DOLLAR COST AVERAGING

    Dollar Cost Averaging ("DCA") is another type of systematic transfer arrangement. DCA is an investment technique by which you invest a set amount of money at regular intervals. This technique averages the cost of the units you purchase over the period of time and may help to even out the market's volatility in your portfolio. You must instruct us with the date, amount, frequency and the portfolios you wish to be included.

    DCA will not affect your allocation of future purchase payments and is not limited to a maximum or minimum number of portfolios. DCA instructions will remain active until the portfolio is depleted in the absence of specific instructions otherwise. Although DCA is available for values in the guaranteed term account remember that amounts transferred prior to the end of a guarantee period may be subject to a market value adjustment. DCA is not available after you annuitize.

    You may use DCA to transfer your entire general account value out of the general account over a set period of time. The minimum period of time is 12 months if it is set up on a monthly basis. If set up on a less frequent basis, the minimum period of time is the time period needed to complete 12 transfers, (e.g., quarterly would be over a period of 3 years).

    You may also transfer a specified amount from the general account on a monthly, quarterly, semi-annual or annual basis. The maximum initial amount transferred may not exceed 10% of your current general account value at the time of the transfer request. For contracts where the general account value has increased during the year because of transfers into the general account, or because of additional purchase payments made after the transfer program has been established, DCA will be allowed to the extent of the greater of the current transfer amount or 10% of the then current general account value. We reserve the right to alter such transfer restrictions, even if you have established DCA out of the general account previously, but will do so only upon prior written notice to you.

PURCHASE PAYMENTS AND VALUE OF THE CONTRACT

CREDITING ACCUMULATION UNITS

During the accumulation period each purchase payment is credited on the valuation date on or following the date we receive the purchase payment at our home office. We will credit your purchase payments allocated to the variable annuity account, to your contract in the form of accumulation units. The number of accumulation units credited with respect to each purchase payment is determined by dividing the portion of the purchase payment allocated to each sub-account by the then current accumulation unit value for that sub-account.

The number of accumulation units so determined shall not be changed by any subsequent change in the value of an accumulation unit, but the value of an accumulation unit will vary from valuation date to valuation date to reflect the investment experience of the portfolio(s).

We will determine the value of accumulation units on each day on which each portfolio is valued. The net asset value of the portfolios' shares shall be computed once daily, and, in the case of money market portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange ("Exchange") (currently, 3:00 p.m., Central
Time), on each day, Monday through Friday, except:

  . days on which changes in the value of that portfolio's securities will not materially affect the current net asset value of that portfolio's shares,

  . days during which none of that portfolio's shares are tendered for redemption and no order to purchase or sell that portfolio's shares is received by that portfolio, and

  . customary national business holidays on which the Exchange is closed for trading.

The value of accumulation units for any given sub-account will be the same for all purchase payments we receive at our home office on that day prior to the close of the Exchange. Purchase payments received after the close of business of the Exchange will be priced on the next valuation date.

In addition to providing for the allocation of purchase payments to the sub-account of the variable annuity account, the contracts allow you to allocate purchase payments to our general account or to the guarantee periods of the guaranteed term account for accumulation at a guaranteed interest rate.

VALUE OF THE CONTRACT

The contract value of your contract at any time prior to when annuity payments begin can be determined by multiplying the number of accumulation units of each portfolio to which you allocate values by the current value of those units and then adding the values so calculated. Then add to that amount any value you have allocated to the general account and guarantee period(s) of the guaranteed term account. There is no assurance that your contract value will equal or exceed your purchase payments.

ACCUMULATION UNIT VALUE

The value of an accumulation unit for each sub-account of the variable annuity account was set at $1.000000 on the first valuation date of the sub-account. The value of an accumulation unit on any subsequent valuation date is determined by multiplying:

  . the value of that accumulation unit on the immediately preceding valuation date by,

  . the net investment factor for the applicable sub-account (described below) for the valuation period just ended.

The value of an accumulation unit any day other than a valuation date is its value on the next valuation date.

NET INVESTMENT FACTOR FOR EACH VALUATION PERIOD


The net investment factor is an index used to measure the investment performance of a sub-account of the variable annuity account from one valuation period to the next. For any sub-account, the net investment factor for a valuation period is the gross investment rate for that sub-account for the valuation period, less a deduction for the mortality and expense risk charge at the current rate of 1.25% per annum (1.35% per annum after annuitization). If you elected an optional benefit with a daily separate account charge, the charge associated with that option will also be deducted.


The gross investment rate may be positive or negative and is equal to:

  . the net asset value per share of a portfolio share held in a sub-account of the variable annuity account determined at the end of the current valuation period, plus

  . the per share amount of any dividend or capital gain distribution by the portfolio if the "ex-dividend" date occurs during the current valuation period, divided by,

  . the net asset value per share of that portfolio share determined at the end of the preceding valuation period.

REDEMPTIONS, WITHDRAWALS AND SURRENDER

Prior to the date annuity payments begin you may make partial withdrawals from your contract in amounts of at least $250. We will waive the minimum withdrawal amount:

  . on withdrawals where a systematic withdrawal program is in place and the smaller amount satisfies the minimum distribution requirements of the Code, or

  . when the withdrawal is requested because of an excess contribution to a tax-qualified contract.


To request a withdrawal or surrender (including 1035 exchanges) you may submit to Annuity Services a fully completed and signed surrender or withdrawal form authorized by Minnesota Life. You may also request certain partial withdrawals by telephone if we have a completed telephone authorization on file. Contact Annuity Services for details.

Unless stated otherwise, the same conditions and procedures that apply to written requests apply to telephone requests including any faxed requests. We require contact owners or persons authorized by them to provide identifying information to use, we record telephone instruction conversations and we provide you with written confirmations of your telephone or faxed transactions. Minnesota Life will not be liable for any loss, expense, or cost arising out of any requests that we reasonably believe to be authentic.

During periods of marked economic or market changes, you may experience difficulty making a telephone request due to the volume of telephone calls. If that occurs, you should consider submitting a written request while continuing to attempt your transaction request. We also reserve the right to suspend or limit telephone transactions.


Withdrawal values will be determined as of the valuation date we receive your written withdrawal request at our home office. Unless you tell us otherwise, withdrawals (including systematic withdrawals) will be made from the variable annuity account, the general account and all guarantee periods of the guaranteed term account on a pro rata basis.

Your contract value will be reduced by the amount of your withdrawal and any applicable deferred sales charge. Withdrawals or surrenders from one of the guarantee periods of the guaranteed term account may also be subject to a market value adjustment. Please refer to the sections titled; "General Information -- The General Account" and the "Guaranteed Term Account" for details.

If a withdrawal leaves you with a contract value of less than $1,000, we may elect to treat your withdrawal as a full surrender of your contract and send you your contract's surrender value, as calculated below.

Before annuity payments begin, you may surrender the contract for its surrender value. You will receive the surrender value in a single cash sum. The surrender value of your contract is the contract value computed as of the valuation date your surrender request is received, reduced by any applicable deferred sales charge and any market value adjustment for amounts held in a guarantee period of the guaranteed term account. In lieu of a cash sum payment, you may elect an annuity. In most cases, once annuity payments begin for an annuitant, the annuitant cannot surrender annuity benefit and receive a single sum instead (see "Electing the Retirement Date and Annuity Option" for more information).

MODIFICATION AND TERMINATION OF THE CONTRACT

Your contract may be modified at any time by written agreement between you and us. However, no such modification will adversely affect the rights of an annuitant under the contract unless the modification is made to comply with a law or government regulation. You will have the right to accept or reject the modification.

The contract permits us to cancel your contract, and pay you its contract value if:

  . no purchase payments are made for a period of two or more full contract years, and

  . the total purchase payments made, less any withdrawals and associated charges, are less than $2,000, and

  .  the contract value of the contract is less than $2,000.

We will notify you, in advance, of our intent to exercise this right in our annual report to you about the status of your contract. We will cancel the contract ninety days after the contract anniversary unless we receive an additional purchase payment before the end of that ninety day period. We will not terminate your contract solely because of poor sub-account performance. If we do elect to terminate your contract under this provision, no deferred sales charge will apply.

ASSIGNMENT

If the contract is sold in connection with a tax-qualified program (including employer sponsored employee pension benefit plans, tax-sheltered annuities and individual retirement annuities), then:

  . neither the annuitant's or your interest may be assigned, sold, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, and

  . to the maximum extent permitted by law, benefits payable under the contract shall be exempt from the claims of creditors.

If the contract is not issued in connection with a tax-qualified program, any person's interest in the contract may be assigned during the lifetime of the annuitant. You should discuss the tax consequences with your tax advisor.

We will not be bound by any assignment until we have recorded written notice of it at our home office. We are not responsible for the validity of any assignment. An assignment will not apply to any payment or action made by us before it was recorded. Any payments to an assignee will be paid in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.

DEFERMENT OF PAYMENT

We will pay any single sum payment within seven days after the date the payment is called for by the terms of the contract, unless the payment is postponed for:

  . any period during which the Exchange is closed other than customary weekend and holiday closings, or during which trading on the Exchange is restricted, as determined by the Securities and Exchange Commission ("SEC");

  . any period during which an emergency exists as determined by the SEC as a result of which it is not reasonably practical to dispose of securities in the portfolio(s) or to fairly determine the value of the assets of the portfolio(s); or

  . other periods the SEC by order permits for the protection of the contract owners.

See the section titled "General Account and Guaranteed Term Account", for additional restrictions on those options.

CONFIRMATION STATEMENTS AND REPORTS

You will receive confirmation statements of any unscheduled purchase payment, transfer, or withdrawal; surrender; and payment of any death benefit. You will also receive quarterly statements with certain contract information. Statements will include the number of accumulation units in your contract, current value of those units and the contract's total value. Scheduled transactions such as systematic withdrawals, automatic purchase payment plans and systematic transfers will be shown on your quarterly statement following the transaction. It will also include information related to any amount you have allocated to the general account or guarantee periods of the guaranteed term account.

CONTRACT CHARGES AND FEES

DEFERRED SALES CHARGE

No sales charge is deducted from a purchase payment made for this contract at the time of its receipt. However, when a contract's value is reduced by a withdrawal or a surrender, a deferred sales charge ("DSC") may be deducted. The DSC applies to the total amount withdrawn, including the DSC (see example below). A DSC of up to 8% may apply to partial withdrawals and surrenders. The DSC will be deducted pro rata from all sub-accounts from which withdrawals are made. This is designed to compensate us for the distribution expenses of the contract. To the extent the sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, including profits from mortality and expense risk charges.

The schedule in the table is applied separately to each purchase payment. All purchase payments will be allocated to a withdrawal or a surrender for this purpose on a first-in, first-out basis. It applies only to withdrawal or surrender of purchase payments. The applicable DSC percentage is as shown in the table below:

                      CONTRACT YEARS SINCE PAYMENT  CHARGE
                      ----------------------------  ------
                                 0-1                  8%
                                 1-2                  8%
                                 2-3                  7%
                                 3-4                  6%
                                 4-5                  6%
                                 5-6                  5%
                                 6-7                  4%
                                 7-8                  3%
                           8 and thereafter           0%

The amount of the DSC is determined by:

  . calculating the number of years each purchase payment being withdrawn has been in the contract;

  . multiplying each purchase payment withdrawn by the appropriate sales charge percentage in the table; and

  . adding the DSC from all purchase payments so calculated. This amount is then deducted from your contract value.

EXAMPLE Assume that all amounts to be withdrawn are subject to a DSC. If the contract owner requests a withdrawal of $1,000, and the applicable sales charge is 8% (because the purchase payment was made within the last 2 years), the contract owner will receive $1,000, the sales charge will be $86.96 (which represents the sales charge applied to the total amount withdrawn, including the sales charge) and the total withdrawal amount deducted from the contract value will equal $1,086.96.

The DSC will not apply to:


  . Amounts withdrawn in any contract year that are less than or equal to the annual "free amount." The free amount shall be equal to the greater of:
     (1) contract value less purchase payments not previously withdrawn, or
     (2) 10% of the sum of purchase payments not previously withdrawn and still subject to DSC as of the most recent contract anniversary; plus 10% of purchase payments received by us during the current contract year and not previously withdrawn, if any.


  .  Amounts withdrawn to pay the annual maintenance fee.

  . Amounts payable as a death benefit upon the death of the owner or the annuitant, if applicable.

  .  Amounts applied to provide annuity payments under an annuity option.

  . Amounts withdrawn because of an excess contribution to a tax-qualified contract (including, for example, IRAs and tax sheltered annuities).

  . The difference between any required minimum distribution due (according to Internal Revenue Service (IRS) rules) on this contract and any annual "free amount" allowed.

  . A surrender or withdrawal requested any time after the first contract anniversary and if you meet the requirements of a qualifying confinement in a hospital or medical care facility as described below.

  . A surrender or withdrawal requested any time after the first contract anniversary and in the event that you are diagnosed with a terminal illness as described below.

  . A surrender or a single withdrawal amount any time after the first contract anniversary if the unemployment waiver applies.

  . Withdrawals in a contract year if less than or equal to the Guaranteed Annual Withdrawal (GAW) if you have purchased the Guaranteed Minimum Withdrawal Benefit option.


  . Withdrawals in a contract year if less than or equal to the Guaranteed Annual Income (GAI) if you have purchased the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Lifetime Withdrawal Benefit II-Single, Guaranteed Lifetime Withdrawal Benefit II-Joint, Encore Lifetime Income-Single, Encore Lifetime Income-Joint, Ovation Lifetime Income-Single, Ovation Lifetime Income-Joint, Ovation Lifetime Income II-Single, or Ovation Lifetime Income II-Joint options.


    NURSING HOME OR TERMINAL ILLNESS WAIVER


    A surrender or withdrawal request made any time after the first contract anniversary due to the owner's confinement in a hospital or medical care facility for at least 90 consecutive days will not be subject to a DSC (Nursing Home Waiver). The request must be made while the owner is still confined or within 90 days after the discharge from a hospital or medical care facility after a confinement of at least 90 consecutive days. A medical care facility for this purpose means a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is:


       .  prescribed by a licensed Physician in writing; and

       . based on physical limitations which prohibit daily living in a non-institutional setting.

    A surrender or withdrawal request made any time after the first contract anniversary in the event the owner is diagnosed with a terminal illness will also not be subject to a DSC (Terminal Illness Waiver). A terminal illness for this purpose is a condition which:

       .  is diagnosed by a licensed Physician; and

       .  is expected to result in death within 12 months.

    For purposes of these provisions, we must receive due proof, satisfactory to us, of the owner's confinement or terminal illness in writing. Physician for this purpose means a licensed medical doctor (MD) or a licensed doctor of osteopathy (DO) practicing within the scope of his or her license; and not the owner, the annuitant or a member of either the owner's or the annuitant's immediate families.

    If the owner of this contract is other than a natural person, such as a trust or other similar entity, benefits payable due to nursing home confinement or terminal illness will be based upon the annuitant.

    If the owner, or annuitant in the case of a contract owned by a non-natural person, is changed in accordance with the provisions of this contract, a one-year waiting period will apply after the date of the change before the new owner or annuitant is eligible for this benefit.

    The Nursing Home Waiver is not available in Massachusetts. In Texas and New Jersey there is no one year waiting period for a surrender or withdrawal request due to the owner's confinement in a hospital or medical care facility; or if the owner is diagnosed with a terminal illness.

    UNEMPLOYMENT WAIVER

    Any time after the first contract anniversary, the DSC will be waived for a single withdrawal from or surrender of your contract if you become unemployed. To qualify for this benefit, you must take the following steps:

       . provide us proof from a state unemployment agency indicating you have been receiving unemployment benefits for at least 60 consecutive days;

       . provide us proof that you were a full-time employee (at least 30 hours per week) on the date your contract was issued; and

       . apply for this benefit within 180 days of receipt of your first unemployment compensation payment.

    If the owner, or annuitant in the case of a contract owned by a non-natural person, is changed in accordance with the provisions of this contract, a one-year waiting period will apply after the date of the change before the new owner or annuitant is eligible for this benefit.

    This waiver may be exercised only one time. It is not available in Texas or Massachusetts.

MORTALITY AND EXPENSE RISK CHARGE

We assume mortality risk under the contract by our obligation to pay death benefits and to continue to make monthly annuity payments, in accordance with the annuity rate tables and other provisions in the contract, regardless of how long that annuitant lives or all annuitants as a group live. This assures an annuitant that neither the annuitant's own longevity nor an improvement in life expectancy generally will have an adverse effect on the monthly annuity payments received under the contract. Our expense risk is the risk that the charges under the contract will be inadequate to cover our expenses. This charge is deducted during both the accumulation phase and the annuity phase of the contract.

For assuming these risks, we make a deduction from the variable annuity account at the rate of 1.25% annually following of the net asset value during the accumulation period. During the annuity period the annual rate changes to 1.35%.

ANNUAL MAINTENANCE FEE

We charge an annual maintenance fee for maintaining the records and documents with each contract. This fee is $50 and it will be deducted on each contract anniversary and at surrender of the contract on a pro rata basis from your accumulation value in the variable annuity account. We waive this fee if the greater of your purchase payments, less withdrawals, or your contract value is $50,000 or more at each contract anniversary.

OPTIONAL CONTRACT RIDER CHARGES

If you elect one of the optional death benefits and/or one of the other contract options, the charge described below will apply to your contract. A complete description of each optional contract rider can be found under the corresponding section of the Prospectus. If these deductions are insufficient to cover our actual costs, then we will absorb the resulting losses. If the deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, any excess will be profit to us. Some or all of such profit or "retained earnings" may be used to cover any distribution costs not recovered through the Deferred Sales Charge (DSC).

HIGHEST ANNIVERSARY VALUE (HAV) DEATH BENEFIT OPTION -- CHARGE

  . If you purchase the HAV optional death benefit, we will deduct an annual HAV death benefit charge (HAV charge) for expenses related to this optional benefit. The HAV charge is equal to 0.15% annually of the variable contract value and this amount will be deducted daily from amounts held in the variable annuity account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.

5% DEATH BENEFIT INCREASE (5% DBI) OPTION -- CHARGE

  . If you purchase the 5% DBI optional death benefit, we will deduct an annual 5% DBI death benefit charge for expenses related to this optional benefit. The 5% DBI charge is equal to 0.25% annually of the variable contract value and this amount will be deducted daily from amounts held in the variable annuity account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.

PREMIER DEATH BENEFIT (PDB) OPTION -- CHARGE

  . If you purchase the PDB optional death benefit, we will deduct an annual PDB death benefit charge for expenses related to this optional benefit.
     The PDB charge is equal to 0.35% annually of the variable contract value and this amount will be deducted daily from amounts held in the variable annuity account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.

ESTATE ENHANCEMENT BENEFIT (EEB) OPTION -- CHARGE

  . If you purchase the EEB optional benefit, we will deduct an annual EEB benefit charge for expenses related to this optional benefit. The EEB charge is equal to 0.25% annually of the variable contract value and this amount will be deducted from amounts held in the variable annuity account. This charge will also reduce the interest rate available with this option. See the "Other Contract Options -- Estate Enhancement Benefit Option" section of this Prospectus for additional information. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB) OPTION -- CHARGE

  . If you purchase the GMIB optional benefit, we will deduct an annual GMIB benefit charge for expenses related to this optional benefit. The current GMIB benefit charge is equal to 0.95% multiplied by the GMIB benefit base amount. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the GMIB benefit base is determined. The maximum possible charge for this rider is 1.50%. Beginning with the first contract anniversary following the rider effective date and every contract anniversary thereafter, the GMIB benefit charge will be calculated and deducted in proportion to the contract owner's allocation to the sub-accounts in the variable annuity account. The charge does not apply after annuitization. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

ENCORE LIFETIME INCOME- SINGLE (ENCORE- SINGLE) OPTION -- CHARGE

  . If you purchase the Encore - Single optional benefit, we will deduct an Encore - Single benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual

     Encore - Single charge is equal to 1.10% of the greater of the contract value or benefit base. The maximum possible charge for this rider is 1.75% of the greater of the contract value or benefit base. Beginning with the Encore-Single effective date and every three months thereafter, an amount equal to one quarter of the Encore-Single charge (0.275%) will be multiplied by the greater of the contract value or the benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

ENCORE LIFETIME INCOME- JOINT (ENCORE- JOINT) OPTION -- CHARGE

  . If you purchase the Encore - Joint optional benefit, we will deduct an Encore - Joint benefit charge on a quarterly basis for expenses related to this optional benefit. The annual Encore - Joint charge is equal to 1.30% of the greater of the contract value or benefit base. The maximum possible charge for this rider is 2.00% of the greater of the contract value or benefit base. Beginning with the Encore-Joint effective date and every three months thereafter, an amount equal to one quarter of the Encore-Joint charge (0.325%) will be multiplied by the greater of the contract value or the benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.


OVATION LIFETIME INCOME II-SINGLE (OVATION II-SINGLE) OPTION -- CHARGE

  . If you purchase the Ovation II - Single optional benefit, we will deduct an Ovation II - Single benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual Ovation II - Single charge is equal to 1.20% of the greater of the contract value or benefit base. The maximum possible charge for this rider is 2.25% of the greater of the contract value or benefit base. Beginning with the rider effective date and every three months thereafter, an amount equal to one quarter of the Ovation II - Single charge (0.30%) will be multiplied by the greater of the contract value or benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

OVATION LIFETIME INCOME II-JOINT (OVATION II-JOINT) OPTION -- CHARGE

  . If you purchase the Ovation II - Joint optional benefit, we will deduct an Ovation II - Joint benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual Ovation II - Joint charge is equal to 1.20% of the greater of the contract value or benefit base. The maximum possible charge for this rider is 2.50% of the greater of the contract value or benefit base. Beginning with the rider effective date and every three months thereafter, an amount equal to one quarter of the Ovation II - Joint charge (0.30%) will be multiplied by the greater of the contract value or benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

OVATION LIFETIME INCOME-SINGLE (OVATION-SINGLE) OPTION -- CHARGE

  . If you purchase the Ovation-Single optional benefit, we will deduct an Ovation-Single benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual Ovation-Single charge is equal to 1.15% of the greater of the contract value or benefit base. The maximum possible charge for this rider is 1.75% of the greater of the contract value or benefit base. Beginning with the rider effective date and every three months thereafter, an amount equal to one quarter of the Ovation-Single charge (0.2875%) will be multiplied by the greater of the contract value or benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

OVATION LIFETIME INCOME-JOINT (OVATION-JOINT) OPTION -- CHARGE

  . If you purchase the Ovation-Joint optional benefit, we will deduct an Ovation-Joint benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual Ovation-Joint charge is equal to 1.65% of the greater of the contract value or benefit base. The maximum possible charge for this rider is 2.50% of the greater of the contract value or benefit base. Beginning with the rider effective date and every three months thereafter, an amount equal to one quarter of the Ovation-Joint charge (0.4125%) will be multiplied by the greater of the contract value or benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.


GUARANTEED INCOME PROVIDER BENEFIT (GIPB) OPTION -- CHARGE

  . If you purchase the GIPB optional benefit, we will deduct an annual GIPB benefit charge for expenses related to this optional benefit. The GIPB charge is equal to 0.50% annually of the variable contract value and this amount will be deducted daily from amounts held in the variable annuity account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) OPTION -- CHARGE

  . If you purchase the GMWB optional benefit, we will deduct a GMWB benefit charge on a quarterly basis for expenses related to this optional benefit. The current GMWB charge is equal to 0.50% annually multiplied by the Guaranteed Withdrawal Benefit
     (GWB) amount. Beginning with the GMWB effective date and at the end of every three months thereafter, one quarter of the GMWB charge (0.125%) will be multiplied by the GWB amount on that date will be deducted in proportion to the contract owner's allocation to the sub-accounts in the variable annuity account. The maximum possible annual charge will never exceed 1.00% of the GWB amount. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB) OPTION -- CHARGE

  . If you purchase the GLWB optional benefit, we will deduct a GLWB benefit charge on a quarterly basis for expenses related to this optional benefit. The GLWB charge is equal to 0.60% of contract value, deducted quarterly. Beginning with the GLWB effective date and at the end of every three months thereafter, one quarter of the GLWB charge (0.15%) will be multiplied by the contract value on that date and will be deducted in proportion to the contractowner's allocation to sub-accounts in the variable annuity account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT II-SINGLE (GLWB II-SINGLE) OPTION --
CHARGE

  . If you purchase the GLWB II-Single Life optional benefit, we will deduct a GLWB II-Single benefit charge on a quarterly basis for expenses related to this optional benefit. The GLWB II- Single charge is equal to 0.60% of the greater of the contract value or the Guaranteed Withdrawal Benefit (GWB) amount, deducted quarterly. The maximum possible charge for the rider is 1.00%. The GWB amount is equal to the initial purchase payment if this rider is added at contract issue. If the rider is added at a subsequent anniversary, the initial GWB will be equal to the contract value on the effective date of the rider. Beginning with the GLWB II- Single effective date and at the end of every three months thereafter, one quarter of the GLWB II-Single charge (0.15%) will be multiplied by the greater of the contract value or GWB on that date and will be deducted in proportion to the contract owner's allocation to sub-accounts in the variable annuity account. The charge does not apply after annuitization, or in the case of partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT II-JOINT (GLWB II-JOINT) OPTION -- CHARGE

  . If you purchase the GLWB II-Joint Life optional benefit, we will deduct a GLWB II-Joint benefit charge on a quarterly basis for expenses related to this optional benefit. The GLWB II- Joint charge is equal to 0.75% of the greater of the contract value, or the Guaranteed Withdrawal Benefit (GWB) amount deducted quarterly. The maximum possible charge for the rider is 1.15%. The GWB amount is equal to the initial purchase payment if this rider is added at contract issue. If the rider is added at a subsequent anniversary, the initial GWB will be equal to the contract value on the effective date of the rider. Beginning with the GLWB II- Joint effective date and at the end of every three months thereafter, one quarter of the GLWB II-Joint charge (0.1875%) will be multiplied by the greater of the contract value or GWB on that date and will be deducted in proportion to the contract owner's allocation to sub-accounts in the variable annuity account. The charge does not apply after annuitization, or in the case of partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

PREMIUM TAXES

Deduction for any applicable state premium taxes may be made from each purchase payment or when annuity payments begin. Currently such taxes range from 0% to 3.5%, depending on applicable law. Any amount withdrawn from the contract may be reduced by any premium taxes not previously deducted.

MARKET VALUE ADJUSTMENT

See the section titled "The General Account and the Guaranteed Term Account" for a complete description of this charge.

UNDERLYING PORTFOLIO CHARGES

These are deductions from and expenses paid out of the assets of the portfolio companies that are described in the prospectuses of those portfolios.

ANNUITIZATION BENEFITS AND OPTIONS

ANNUITY PAYMENTS

When you elect annuity payments to commence, or annuitize, you elect to convert your contract value into a stream of payments. This is sometimes referred to as the "payout" phase of your contract. You may choose a fixed or variable annuitization, or a combination of both. You may annuitize your entire contract or a portion of your contract. In the event you annuitize only a portion of your contract, your contract value will be reduced by the amount you annuitize. If you choose a partial annuitization in a non-qualified contract with a life contingent option or a period certain of 10 years or more, the cost basis in the contract will be allocated pro rata between each portion of the contract. Partial annuitization is treated as a withdrawal for purposes of benefits provided under optional death and living benefit riders. You may wish to consult with your tax advisor in the event you choose a partial annuitization with an option that is not a life contingent option or period certain of less than 10 years as the tax treatment under the Internal Revenue Code is unclear. Values will be allocated at your direction to our general account for purposes of providing a fixed annuity payment and to the sub-accounts of the variable annuity account for purposes of providing variable annuity payments. You also need to elect an annuity option, which is described below.

If you choose a variable annuitization, annuity payments are determined by several factors:

   (a) the Assumed Investment Return (AIR) and mortality table specified in the contract,

   (b) the age and gender of the annuitant and any joint annuitant,

   (c) the type of annuity payment option you select, and

   (d) the investment performance of the portfolios you select.

The amount of the variable annuity payments will not be affected by adverse mortality experience or by an increase in our expenses in excess of the expense deductions described in the contract. The annuitant will receive the value of a fixed number of annuity units each month. The value of those units, and thus the amounts of the monthly annuity payments will, however, reflect investment gains and losses and investment income of the portfolios. In other words, the annuity payments will vary with the investment experience of the assets of the portfolios you select. The dollar amount of payment determined for each sub- account will be aggregated for purposes of making payments.

When your contract is annuitized, any death benefit or living benefit rider is terminated and you are no longer eligible for any death benefit(s) or living benefit(s) if elected under the contract. However, your beneficiaries may be entitled to any remaining annuity payments, depending on the annuity option used. You should refer to the section of the prospectus describing the specific optional benefit you have elected and the Annuity Options section below for additional information.

Annuitization may provide higher income amounts and/or different tax treatment than payments or withdrawals taken as part of a living benefit. You should consult with your tax advisor, your financial advisor and consider requesting an annuitization illustration before you decide.

ELECTING THE RETIREMENT DATE AND ANNUITY OPTION

You may elect to begin annuity payments immediately or at a future date you specify. If you do not elect to begin annuity payments, annuity payments will begin on the annuity commencement date. You may request a change in the annuity commencement date at any time before the maturity date. You must notify us in writing at least 30 days before annuity payments are to begin. Under the contract, if you do not make an election for an annuity commencement date, annuity payments will begin automatically on the maturity date. The maturity date is the first of the month following the later of:

  .  the 85th birthday of the annuitant, or

  .  ten years after the date of issue of the contract.

Currently, it is our practice to await your instructions before beginning to pay annuity payments and we may allow you to extend the annuity commencement or maturity date stated in your contract. However, we reserve the right, in our sole discretion, to refuse to extend your annuity commencement date or the maturity date, regardless of whether we may have granted extensions in the past to you or other similarly situated contract owners. There may be adverse tax consequences for delaying the maturity date. See the section of this Prospectus entitled "Federal Tax Status" for a further description of those risks. Some broker-dealers may not allow you to elect an annuity commencement date or extend a maturity date beyond age 95.

The contract permits an annuity payment to begin on the first day of any month. The minimum first annuity payment whether on a variable or fixed dollar basis must be at least $50 for the payment frequency elected. If the first annuity payment would be less than $50, we may fulfill our obligation by paying in a single sum the surrender value of the contract. The maximum amount which may be applied to provide a fixed annuity under the contract without our prior consent is $1,000,000.

ANNUITY OPTIONS

The contract provides for four annuity options. Any one of them may be elected if permitted by law. Each annuity option may be elected on either a variable annuity or a fixed annuity basis, or a combination of the two. We may make other annuity options available on request. Except for variable annuity payment under Option 4, once annuity payments have commenced you cannot surrender an annuity benefit and receive a single sum settlement in lieu thereof. If you fail to elect an annuity option and your entire contract value is in the general account, a fixed annuity will be provided and the annuity option will be a life annuity with cash refund. If a portion of your contract value is allocated to the variable sub-accounts, a fixed and/or variable annuity will be provided proportional to the allocation of your available value and the annuity option will be Option 2A, a life annuity with a period certain of 120 months, unless a shorter period certain is needed to meet IRS requirements.

OPTION 1 -- LIFE ANNUITY This is an annuity payment option which is payable monthly during the lifetime of the annuitant and it terminates with the last scheduled payment preceding the death of the annuitant. This option offers the maximum monthly payment (of those options which involve a life contingency) since there is no guarantee of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.

OPTION 2 -- LIFE ANNUITY WITH A PERIOD CERTAIN OF 120 MONTHS (OPTION 2A), 180 MONTHS (OPTION 2B), OR 240 MONTHS (OPTION 2C) This is an annuity payment option which is payable monthly during the lifetime of the annuitant, with the guarantee that if the annuitant dies before payments have been made for the period certain elected, payments will continue to the beneficiary during the remainder of the period certain. If the beneficiary so elects at any time during the remainder of the period certain, the present value of the remaining guaranteed number of payments, based on the then current dollar amount of one such payment and using the same interest rate which served as a basis for the annuity, shall be paid in a single sum to the beneficiary.

OPTION 3 -- JOINT AND LAST SURVIVOR ANNUITY This is an annuity payment option which is payable monthly during the joint lifetime of the annuitant and a designated joint annuitant and continuing thereafter during the remaining lifetime of the survivor. Under this option there is no guarantee of a minimum number of payments or continuation of payments to beneficiaries. If this option is elected, the contract and payments shall then be the joint property of the annuitant and the designated joint annuitant. It would be possible under this option for both annuitants to receive only one annuity payment if they both died prior to the due date of the second annuity payment, two if they died before the due date of the third annuity payment, etc.

OPTION 4 -- PERIOD CERTAIN ANNUITY This is an annuity payment option which is payable monthly for a period certain of 10 to 20 years, as you choose; our consent is required for any other period of years. At any time prior to the annuitant's death, the annuitant may elect to withdraw the commuted value of any portion of the remaining annuity payments as determined by Minnesota Life. Redemption requests for any period certain annuity may not be less than the minimum contract withdrawal amount. Commutation prior to death is not available on any amounts in the general account.

If the annuitant dies before all payments have been made for the period certain elected, payments will continue to the beneficiary during the remainder of the period certain, or be commuted to a present value as determined by Minnesota Life and paid as either a single sum or applied to effect a life annuity under Option 1 or Option 2, at the beneficiary's election.


If you have elected an optional GMWB, GLWB, or single or joint versions of GLWB II, Encore, Ovation, or Ovation II benefit and it is still in effect when you reach the maximum maturity date, we will offer you a fifth annuity option. For GMWB, this option provides a fixed annuity payment equivalent on an annual basis to your maximum GAW until the GWB is reduced to zero at which point annuity payments will cease. For contracts issued under qualified plans, this option may not be available if the period of time needed to liquidate the GWB exceeds life expectancy. For GLWB, and single and joint versions of GLWB II, Encore, Ovation, and Ovation II, the annuity option will provide a fixed annuity payment equivalent on an annual basis to your current GAI for the remainder of your life (or the life of the joint owner or Designated Life, where applicable). These options will generally be more favorable when your remaining benefit value is greater than the current contract value and you believe it is unlikely your contract value will exceed the remaining benefit value in the future. You should consider requesting an annuitization illustration if you have questions about which annuity option is appropriate for you.


CALCULATION OF YOUR FIRST ANNUITY PAYMENT

The contract value, adjusted for any applicable market value adjustment for amounts in the guaranteed term account, is available to provide annuity payments. Some states impose a premium tax on the amounts used to provide annuity payments. These taxes may vary based on the type of plan involved and we may deduct these amounts from the amount available to provide annuity payments.

The amount of the first monthly payment depends on the annuity payment option elected, gender (except in tax-qualified plans that require the use of genderless rates), and the adjusted age of the annuitant and any joint annuitant. A formula for determining the adjusted age is contained in your contract.

The contract contains tables which show the dollar amount of the first monthly payment for each $1,000 of value applied for fixed or variable annuity payment options. If, when payments are elected, we are using tables of annuity rates for this contract which are more favorable, we will apply those rates instead.

If you elect a variable annuity payment, the first monthly payment is determined from the applicable tables in the contract. This initial payment is then allocated in proportion to your value in each sub-account of the variable annuity account. A number of annuity units is then determined by dividing this dollar amount by the then current annuity unit value for each sub-account. Thereafter, the number of annuity units remains unchanged during the period of annuity payments, except for transfers and in the case of certain joint annuity payment options which provide for a reduction in payment after the death of the annuitant.

A 4.50% assumed investment return (AIR) is used for the initial variable annuity payment determination. This would produce level annuity payments if the net investment factor remained constant at 4.50% per year. Subsequent variable annuity payments will decrease, remain the same or increase depending upon whether the actual net investment factor is less than, equal to, or greater than 4.50%. (See section entitled 'Value of Annuity Unit').

Annuity payments are generally made as of the first day of a month, unless otherwise agreed to by us. The contract requires that we receive notice of election to begin annuity payments at least thirty days prior to the annuity commencement date.

AMOUNT OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS

The dollar amount of the second and later variable annuity payments is equal to the number of annuity units determined for each sub-account multiplied by the current annuity unit value for that sub-account. This dollar amount may increase or decrease from month to month.

VALUE OF THE ANNUITY UNIT

The value of an annuity unit for each sub-account of the variable annuity account will vary to reflect the investment experience of the applicable portfolio(s). It will be determined by multiplying:

   (a) the value of the annuity unit for that sub-account for the preceding valuation date by;

   (b) the net investment factor (as defined in 'Special Terms') for that sub-account for the valuation date for which the annuity unit value is being calculated; and by

   (c) a factor that neutralizes the assumed investment return. This factor reverses the assumed investment return (AIR) which is used to calculate the initial variable payment and annuity units. It substitutes the performance of the underlying funds in place of the AIR to determine the increase or decrease in the value of the annuity units.

TRANSFERS AFTER YOU HAVE ANNUITIZED YOUR CONTRACT

After you annuitize, we hold amounts as "reserves" for our obligations to make annuity payments under your contract. You specify where we hold those reserves by choosing your payment allocation. If you specify a sub-account of the variable annuity account, then the amount of your annuity payments will vary with the performance of that sub-account. Amounts held as annuity reserves may be transferred among the sub-accounts. Annuity reserves may also be transferred from a variable annuity to a fixed annuity during this time. The change must be made by a written request. The annuitant and joint annuitant, if any, must make such an election.

There are restrictions to such a transfer:

  . The transfer of an annuity reserve amount from any sub-account must be at least equal to $1,000 or the entire amount of the reserve remaining in that sub-account, if less.

  .  Such transfers are limited to one per contract year.

  . We must receive the written request for an annuity transfer in the home office at least 3 days in advance of the due date of the annuity payment subject to the transfer. A transfer request received less than 3 days prior to the annuity payment due date will be made as of the next annuity payment due date.

Upon request, we will provide you with annuity reserve amount information by sub-account.

A transfer will be made on the basis of annuity unit values. The number of annuity units being transferred from the sub-account will be converted to a number of annuity units in the new sub-account. The annuity payment option will remain the same and cannot be changed. After this conversion, a number of annuity units in the new sub-account will be payable under the elected option. The first payment after conversion will be of the same amount as it would have been without the transfer. The number of annuity units will be set at the number of units which are needed to pay that same amount on the transfer date.

Amounts held as reserves to pay a variable annuity may also be transferred to a fixed annuity during the annuity period. However, the restrictions which apply to annuity sub-account transfers will apply in this case as well. The amount transferred will then be applied to provide a fixed annuity amount. This amount will be based upon the adjusted age of the annuitant and any joint annuitant at the time of the transfer. The annuity payment option will remain the same. Amounts paid as a fixed annuity may not be transferred to a variable annuity.

When we receive a request to make transfers of annuity reserves it will be effective for future annuity payments.

DEATH BENEFITS

BEFORE ANNUITY PAYMENTS BEGIN

If you die before annuity payments begin, we will pay the death benefit to the beneficiary. If the owner of this contract is other than a natural person, such as a trust or other similar entity, we will pay the death benefit to the beneficiary on the death of the annuitant. The death benefit will be paid in a single sum to the beneficiary designated unless another form of settlement has been requested and agreed to by us. If your contract includes an optional living benefit, the beneficiary may be entitled to additional options. See the section entitled "Other Contract Options" for the specific optional benefit details.

The value of the death benefit will be determined as of the valuation date coincident with or next following the day we receive due proof of death and any related information necessary. Any amounts due as a death benefit in excess of the contract value on the date we receive due proof of death will be directed into the general account, guaranteed term account or the sub-accounts of the variable annuity account, in the same proportion that each allocation bears to the contract value on the date the death benefit is calculated, in fulfillment of the guaranteed death benefit provision of the contract. The death benefit will be equal to the greater of:

(a) the contract value; or

(b) the total amount of purchase payments, adjusted pro rata/1/ for partial withdrawals (including any DSC or MVA that applied to the partial withdrawal); or

(c) if you purchased an optional death benefit when your contract was issued, the value due under the selected optional death benefit rider. (See the section titled "Optional Death Benefits" for details of this calculation.)

Prior to any election by the beneficiary of a death benefit payment option, amounts held in the contract (including amounts paid or payable by us as a death benefit to the contract value) shall continue to be affected by the portfolio performance as allocated by the contract owner. The beneficiary has the right to allocate or transfer any amount to any available portfolio option, subject to the same limitations imposed on the contract owner.

SURVIVING SPOUSE OPTION

If any portion of the death benefit is payable to the designated beneficiary who is also the surviving spouse, that spouse shall be treated as the contract owner for purposes of: (1) when payments must begin, and (2) the time of distribution in the event of that spouse's death. In addition, if a surviving spouse elects to assume his or her deceased spouse's contract, there may be an adjustment to the contract value in the form of a death benefit.

/1/ The pro rata adjustment will be calculated by taking the total amount withdrawn, divided by the contract value prior to the withdrawal, and multiplying the result by the death benefit just prior to the withdrawal. For example:
   (10,000 withdrawal / 90,000 contract value prior to the withdrawal) X 100,000 death benefit just prior to withdrawal = 11,111. So "b" equals:
   100,000 - 11,111 = 88,889

BENEFICIARY OTHER THAN THE SURVIVING SPOUSE

If the designated beneficiary is a person other than the owner's spouse, that beneficiary may: (1) elect an annuity option measured by a period not longer than that beneficiary's life expectancy only so long as annuity payments begin not later than one year after the death, or (2) take the entire value in the contract within five years after death of the owner. If there is no designated beneficiary, then the entire value in the contract must be distributed within five years after death of the owner.

Alternatively, and if permitted by the IRS, a beneficiary may elect to receive a systematic distribution over a period not exceeding the beneficiary's life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under the section 401(a)(9) of the Internal Revenue Code.

Below is an overview of some of the more common scenarios and who would receive the death benefit (if any) under the contract terms.

IF DEATH OCCURS BEFORE ANNUITY PAYMENTS BEGIN:

 -----------------------------------------------------------------------------
                  IF:                                   THEN:
 -----------------------------------------------------------------------------
 The contract owner dies; and           The joint contract owner receives the
  . there is a surviving joint          death benefit
    contract owner; and
  . the annuitant is either living or
    deceased.
 -----------------------------------------------------------------------------
 The contract owner dies; and           The designated beneficiary receives
  . there is no joint contract owner;   the death benefit
    and
  . the annuitant is either living or
    deceased.
 -----------------------------------------------------------------------------
 The contract owner dies; and           Contract owner's estate receives the
  . there is no joint contract owner    death benefit
    and
  . there is no designated beneficiary
    (or all of the beneficiaries
    pre-decease the contract owner);
    and
  . the annuitant is either living or
    deceased.
 -----------------------------------------------------------------------------
 The annuitant dies; and                The contract owner may name a new
  . contract owner is living            annuitant
 -----------------------------------------------------------------------------
 The annuitant dies; and                The designated beneficiary receives
  . the contract owner is a             the death benefit.
    non-natural person, such as a trust
 -----------------------------------------------------------------------------

OPTIONAL DEATH BENEFITS

At the time you purchase your contract you may elect one of the optional death benefits. There is a particular charge associated with each optional death benefit. See the section titled "Optional Contract Rider Charges" for more information. Each optional contract feature may or may not be beneficial to you, depending upon your circumstances. You should consult your tax advisor and your financial advisor before you elect any optional features. These optional benefits are subject to state availability and we reserve the right to stop offering any option(s) at any time.

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT OPTION

  .  You may only elect this option at the time your contract is issued.

  .  Once you elect this option you may not terminate or cancel the option.

  . The oldest contract owner, or oldest annuitant in the case where a non-natural person owns the contract, must be under age 76 at the time the contract is issued, in order to elect this option.

The Highest Anniversary Value death benefit option provides for a periodic calculation of a death benefit based on the highest contract value on contract anniversaries as described below.

The highest anniversary value will be determined on every contract anniversary prior to and including the contract anniversary following your 80th birthday. On the day your death benefit is determined, the highest anniversary value is equal to the greater of:

(a) the contract value; or

(b) the previous highest anniversary value increased by any purchase payments and reduced pro rata for amounts withdrawn since the previous highest anniversary value was determined.

Where joint owners exist, there will be no further highest anniversary values determined after the contract anniversary following the 80(th) birthday of the oldest joint owner. After the death of the first joint owner, determination of new highest anniversary values may resume on the next contract anniversary if the surviving joint owner continues the contract. Death benefit guarantees continue to apply and will be based on the age of the surviving owner.

This death benefit option will terminated at the earliest of the payment of all death benefits available under the contract, termination or surrender of the contract, or the annuity commencement date where all remaining contract value has been applied to provide annuity payments.

          HIGHEST ANNIVERSARY VALUE DEATH BENEFIT RIDER ILLUSTRATION

                                                          HIGHEST
     CONTRACT           PURCHASE PAYMENTS      CONTRACT ANNIVERSARY  DEATH
    ANNIVERSARY  AGE ADJUSTED FOR WITHDRAWALS   VALUE      VALUE    BENEFIT
    -----------  --- ------------------------  -------- ----------- -------
        0        65          10,000             10,000    10,000    10,000
        1        66          10,000              9,000    10,000    10,000
        2        67          10,000              8,000    10,000    10,000
        3        68          10,000              9,000    10,000    10,000
        4        69          10,000             11,000    11,000    11,000
        5        70          10,000             13,500    13,500    13,500
        6        71          9,473               9,000    12,789    12,789
        7        72          9,473              10,000    12,789    12,789
        8        73          9,473              12,000    12,789    12,789
        9        74          9,473              14,000    14,000    14,000
        10       75          9,473              12,000    14,000    14,000
        11       76          9,473              15,000    15,000    15,000
        12       77          9,473              17,000    17,000    17,000
        13       78          9,473              19,000    19,000    19,000
        14       79          9,473              21,200    21,200    21,200
        15       80          9,473              23,000    23,000    23,000
        16       81          9,473              24,000    23,000    24,000

                             [CHART]
           Purchase Payments                        Highest Anniversary
  Age   Adjusted For Withdrawals   Contract Value          Value
  ---   ------------------------   --------------          -----
   65           $10,000              $10,000              $10,000
   66            10,000                9,000               10,000
   67            10,000                8,000               10,000
   68            10,000                9,000               10,000
   69            10,000               11,000               11,000
   70            10,000               13,500               13,500
   71             9,473                9,000               12,789
   72             9,473               10,000               12,789
   73             9,473               12,000               12,789
   74             9,473               14,000               14,000
   75             9,473               12,000               14,000
   76             9,473               15,000               15,000
   77             9,473               17,000               17,000
   78             9,473               19,000               19,000
   79             9,473               21,200               21,200
   80             9,473               23,000               23,000
   81             9,473               24,000               23,000

To illustrate the highest anniversary value death benefit rider, assume a contract is issued to an owner at age 65. A single $10,000 purchase payment is made into the variable annuity account with a single withdrawal of $500 on the sixth contract anniversary.

On the sixth contract anniversary (owner age 71), a withdrawal of $500 occurs. Just prior to the withdrawal, the contract value is $9,500. The purchase payment adjusted for withdrawal is reduced pro rata for the withdrawal as follows: $10,000 - 10,000 x 500 / 9,500 = $9,473.68. The remaining contract value after the withdrawal is $9,000. The previous highest anniversary value is adjusted pro rata for the withdrawal as follows: $13,500 - 13,500 x 500 / 9,500 = 12,789.47. The adjusted highest anniversary value is still higher than the current contract value so the new highest anniversary value, and the resulting death benefit, is now $12,789.47.

On the 10th contract anniversary (owner age 75), the highest anniversary value exceeds the contract value ($12,000) and purchase payments adjusted for withdrawals ($9,473). Therefore, the death benefit is equal to $14,000.

On the 15th contract anniversary (owner age 80), both the highest anniversary value and contract value are $23,000. Since this value exceeds the purchase payments adjusted for withdrawals ($9,473), the death benefit is equal to $23,000.

After the 15th contract anniversary (owner ages 81 and older), the highest anniversary value cannot exceed the highest anniversary value for the contract anniversary following the owner's 80th birthday. On the 16th contract anniversary (owner age 81), for example, the highest anniversary value is not increased to the contract value. Instead, the highest anniversary value remains $23,000, the highest anniversary value at owner age 80. Therefore, the death benefit at owner age 81 is equal to the $24,000 contract value.

5% DEATH BENEFIT INCREASE OPTION

  .  You may only elect this option at the time your contract is issued.

  .  Once you elect this option you may not terminate or cancel the option.

  . The oldest contract owner, or oldest annuitant in the case where a non-natural person owns the contract, must be under age 76 at the time the contract is issued, in order to elect this option.

The 5% Death Benefit Increase option provides for the calculation of a death benefit based on accumulation at a guaranteed interest rate for values in the variable annuity account. On the day your death benefit is determined, the 5% death benefit increase value is equal to the sum of:

(a) the portion of the contract value in the general account and guaranteed term account; and

(b) purchase payments and transfers into the variable annuity account, less withdrawals and transfers out of the variable annuity account, accumulated to the earlier of the date we receive due proof of death or the contract anniversary following your 80th birthday at an interest rate of 5%, compounded annually.

The 5% death benefit increase value shall not exceed 200% of the sum of purchase payments adjusted pro rata for any amounts previously withdrawn. If you die after the contract anniversary following your 80th birthday, the 5% death benefit increase value will be as of the contract anniversary following your 80th birthday, subject to the limit set forth above, less subsequent amounts withdrawn.

Where joint owners exist, there will be no further accumulation of the 5% death benefit increase value after the contract anniversary following the 80th birthday of the oldest joint owner. After the death of the first joint owner, accumulation of the 5% death benefit increase value may resume if the surviving joint owner continues the contract. Death benefit guarantees continue to apply and will be based on the age of the surviving owner.

This death benefit option will terminate at the earliest of the payment of all death benefits available under the contract, termination or surrender of the contract, or the annuity commencement date where all remaining contract value has been applied to provide annuity payments.

                 5% DEATH BENEFIT INCREASE RIDER ILLUSTRATION

                                                         5%
                                                       DEATH
                          PURCHASE PAYMENTS           BENEFIT
          CONTRACT          ADJUSTED FOR     CONTRACT INCREASE  DEATH
         ANNIVERSARY  AGE   WITHDRAWALS       VALUE    VALUE   BENEFIT
         -----------  --- -----------------  -------- -------- -------
             0        65       10,000         10,000   10,000  10,000
             1        66       10,000          9,000   10,500  10,500
             2        67       10,000          8,000   11,025  11,025
             3        68       10,000          9,000   11,576  11,576
             4        69       10,000         11,000   12,155  12,155
             5        70       10,000         13,500   12,763  13,500
             6        71       9,473           9,000   12,901  12,901
             7        72       9,473          10,000   13,546  13,546
             8        73       9,473          12,000   14,223  14,223
             9        74       9,473          14,000   14,934  14,934
             10       75       9,473          12,000   15,681  15,681
             11       76       9,473          15,000   16,465  16,465
             12       77       9,473          17,000   17,289  17,289
             13       78       9,473          19,000   18,153  19,000
             14       79       9,473          21,200   18,947  21,200
             15       80       9,473          23,000   18,947  23,000
             16       81       9,473          24,000   18,947  24,000

                              [CHART]

           Purchase Payments                          5% Death Benefit
  Age    Adjusted For Withdrawals    Contract Value    Increase Value
  ---    ------------------------    --------------    --------------
   65           $10,000                 $10,000           $10,000
   66            10,000                   9,000            10,500
   67            10,000                   8,000            11,025
   68            10,000                   9,000            11,576
   69            10,000                  11,000            12,155
   70            10,000                  13,500            12,763
   71             9,473                   9,000            12,901
   72             9,473                  10,000            13,546
   73             9,473                  12,000            14,223
   74             9,473                  14,000            14,934
   75             9,473                  12,000            15,681
   76             9,473                  15,000            16,465
   77             9,473                  17,000            17,289
   78             9,473                  19,000            18,153
   79             9,473                  21,200            18,947
   80             9,473                  23,000            18,947
   81             9,473                  24,000            18,947

To illustrate the 5% death benefit increase option, assume a contract is issued to an owner at age 65. A single $10,000 purchase payment is made into the variable annuity account with a single withdrawal of $500 on the sixth contract anniversary.

On the sixth contract anniversary (owner age 71), a withdrawal of $500 occurs. Just prior to the withdrawal, the contract value is $9,500 and the 5% death benefit increase value is $13,401. The purchase payment adjusted for withdrawal is reduced pro rata for the withdrawal as follows: $10,000 - 10,000 x 500 / 9,500 = $9,473.68. The remaining contract value after the withdrawal is $9,000. The 5% death benefit increase value is reduced by the amount of the withdrawal to $12,901 ($13,401 - 500), with $12,901 as the resulting death benefit.

On the 10th contract anniversary (owner age 75), the 5% death benefit increase value exceeds the contract value ($12,000) and purchase payments adjusted for withdrawals ($9,473). Therefore, the death benefit is equal to $15,681.

On the 14th contract anniversary (owner age 79), the 5% death benefit increase value reaches the maximum of 200% of purchase payments adjusted for withdrawals ($18,947). The contract value of $21,200 exceeds both the 5% death benefit increase value and the purchase payments adjusted for withdrawals ($9,473). For that reason, the death benefit is equal to $21,200.

After the 15th contract anniversary (owner ages 81 and older), the 5% death benefit increase value cannot exceed the 5% death benefit increase value for the contract anniversary following the owner's 80th birthday. On the 16th contract anniversary (owner age 81), for example, the 5% death benefit increase value is not accumulated at 5%. Instead, the 5% death benefit increase value remains $18,947, the 5% death benefit increase value at owner age 80. Therefore, the death benefit at owner age 81 is equal to the $24,000 contract value.

PREMIER DEATH BENEFIT OPTION

  .  You may only elect this option at the time your contract is issued.

  .  Once you elect this option you may not terminate or cancel the option.

  . The oldest contract owner, or oldest annuitant in the case where a non-natural person owns the contract, must be under age 76 at the time the contract is issued, in order to elect this option.

The Premier Death Benefit option provides for a death benefit equal to the greater of the Highest Anniversary value or the 5% Death Benefit Increase value.

Where joint owners exist, there will be no further highest anniversary value determined or accumulation of the 5% death benefit increase value after the contract anniversary following the 80th birthday of the oldest joint owner. After the death of the first joint owner, determination of the new highest anniversary value and accumulation of the 5% death benefit increase value may resume if the surviving joint owner continues the contract. Death benefit guarantees continue to apply and will be based upon the age of the surviving owner.

This death benefit option will terminate at the earliest of the payment of all death benefits available under the contract; termination or surrender of the contract; or the annuity commencement date where all remaining contract value has been applied to provide annuity payments.

                   PREMIER DEATH BENEFIT RIDER ILLUSTRATION

                                                                   5%
                                                                 DEATH
                                                      HIGHEST   BENEFIT
 CONTRACT           PURCHASE PAYMENTS      CONTRACT ANNIVERSARY INCREASE  DEATH
ANNIVERSARY  AGE ADJUSTED FOR WITHDRAWALS   VALUE      VALUE     VALUE   BENEFIT
-----------  --- ------------------------  -------- ----------- -------- -------
    0        65          10,000             10,000    10,000     10,000  10,000
    1        66          10,000              9,000    10,000     10,500  10,500
    2        67          10,000              8,000    10,000     11,025  11,025
    3        68          10,000              9,000    10,000     11,576  11,576
    4        69          10,000             11,000    11,000     12,155  12,155
    5        70          10,000             13,500    13,500     12,763  13,500
    6        71          9,473               9,000    12,789     12,901  12,901
    7        72          9,473              10,000    12,789     13,546  13,546
    8        73          9,473              12,000    12,789     14,223  14,223
    9        74          9,473              14,000    14,000     14,934  14,934
    10       75          9,473              12,000    14,000     15,681  15,681
    11       76          9,473              15,000    15,000     16,465  16,465
    12       77          9,473              17,000    17,000     17,289  17,289
    13       78          9,473              19,000    19,000     18,153  19,000
    14       79          9,473              21,200    21,200     18,947  21,200
    15       80          9,473              23,000    23,000     18,947  23,000
    16       81          9,473              24,000    23,000     18,947  24,000

To illustrate the premier death benefit option, assume a contract is issued to an owner at age 65. A single $10,000 purchase payment is made into the variable annuity account with a single withdrawal of $500 on the sixth contract anniversary.

On the sixth contract anniversary (owner age 71), a withdrawal of $500 occurs. Just prior to the withdrawal, the contract value is $9,500 and the 5% death benefit increase value is $13,401. The purchase payment adjusted for withdrawal is reduced pro rata for the withdrawal as follows: $10,000 - 10,000 x 500 / 9,500 = $9,473.68. The remaining contract value after the withdrawal is $9,000. The previous highest anniversary value is adjusted pro rata for the withdrawal as follows: $13,500 - 13,500 x 500 / 9,500 = 12,789.47. The 5% death benefit increase value is reduced by the amount of the withdrawal to $12,901 ($13,401 -
500). The 5% death benefit increase value exceeds the contract value ($9,000), the purchase payments adjusted for withdrawals ($9,473) and the highest anniversary value ($12,789) resulting in a death benefit equal to $12, 901.

On the 10th contract anniversary (owner age 75), the 5% death benefit increase value exceeds the contract value ($12,000), the purchase payments adjusted for withdrawals ($9,473) and the highest anniversary value ($14,000). Therefore, the death benefit is equal to $15,681.

On the 15th contract anniversary (owner age 80), the highest anniversary value and contract value are equal and exceed both the purchase payments adjusted for withdrawals ($9,473) and 5% death benefit increase value ($18,947). Therefore, the death benefit is equal to $23,000.

After the 15th contract anniversary (owner ages 81 and older), neither the highest anniversary value nor 5% death benefit increase value can exceed their respective values for the contract anniversary following the owner's 80th birthday. On the 16th contract anniversary (owner age 81), the contract value exceeds the purchase payments adjusted for withdrawals ($9,473), the highest anniversary value ($23,000) and the 5% death benefit increase value ($18,947). Therefore, the death benefit is equal to the $24,000 contract value.

ESTATE ENHANCEMENT BENEFIT (EEB) OPTION

  .  You may only elect this option at the time your contract is issued.

  .  Once you elect this option you may not terminate or cancel the option.

  . The oldest contract owner, or oldest annuitant in the case where a non-natural person owns the contract, must be under age 76 at the time the contract is issued, in order to elect this option.

This contract option provides an additional amount to be added to the death benefit proceeds that become payable upon your death. It is designed to help pay expenses that may be due upon your death. We do not guarantee that the amounts provided by the EEB option will be adequate to cover any such expenses that your heirs may have to pay. If any contract owner dies before annuity payments begin, we will pay the EEB to the beneficiary. If the contract owner is a non-natural person, we will pay the EEB to the beneficiary based on the death of the annuitant.

If you elect the EEB option, the interest rate which will be credited to any amounts in your contract which are allocated to any fixed account or any of the guarantee periods of the guaranteed term account, may be lower than the interest rate credited to a contract where the EEB option was not elected. This reduced interest rate helps to pay for the EEB benefit since the EEB benefit is based on all of the gain in your contract, including any interest credited under the fixed amount options. The interest rate used will in no event be less than the minimum guaranteed interest rate for your contract.

FOR EXAMPLE:

Assume a contract with a $10,000 purchase payment allocated entirely into the fixed account of the contract and the contract owner elects the EEB option. If the current interest rate credited for this fixed account is 3.50% generally, the interest rate credited will be 3.25% if the EEB option is elected.

At the end of the first contract year, the contract owner will have a contract value in the fixed account of $10,325. Assuming the contract owner was under age 70, took no withdrawals, had the guaranteed minimum death benefit and died at the end of the first contract year, the EEB benefit would be $130. This is arrived at in the following way: death benefit amount, in this case contract value ($10,325) less purchase payments not previously withdrawn ($10,000) equals $325; multiplied by 0.40%, which equals $130. The 200% "cap" of purchase payments ($20,000 in this example) would not have been triggered, so the EEB benefit for this example is $130.

Using the same assumptions as above, a contract owner who did not elect the EEB option would have received $25 in additional interest in his/her contract due to the higher interest rate credited (3.50% versus 3.25%), but that contract owner would not receive the EEB benefit of $130.

The Estate Enhancement Benefit is calculated as follows:

If the age of the contract owner (or annuitant as applicable) is less than 70 years old as of the contract date, the EEB is equal to 40% of the lesser of:

(a) the calculated death benefit amount of the death benefit you selected less purchase payments not previously withdrawn; or

(b) 200% of purchase payments not previously withdrawn, reduced starting with the third contract year, by any purchase payments received within the previous twelve months.

If the age of the contract owner (or annuitant as applicable) is equal to or greater than 70 years old as of the contract date, the EEB is equal to 25% of the lesser of:

(a) the calculated death benefit amount of the death benefit you selected less purchase payments not previously withdrawn; or

(b) 200% of purchase payments not previously withdrawn, reduced starting with the third contract year, by any purchase payments received within the previous twelve months.

The age used in determining the EEB is determined at the time the contract is issued. Where joint owners exist, the age of the oldest joint owner as of the contract date will be used in determining the EEB. If the owner of the contract is other than a natural person, the age of the oldest annuitant as of the contract date will be used in determining the EEB.

The value of the EEB will be determined as of the valuation date coincident with or next following the day we receive due proof of death at our home office. Any amounts due as an EEB will be directed into the general account, guaranteed term account, or the sub-accounts of the variable annuity account based on the same proportion that each bears in the contract value on the date the benefit is calculated.

If the surviving spouse of a deceased contract owner is the sole beneficiary of the contract and elects to continue the contract, the spouse may choose to:

Option A:Continue the EEB option. In this case the EEB amount is not calculated until the death of the surviving spouse making this election and charges for the option will continue to apply; or

Option B:Stop the EEB option. In this case the EEB amount is calculated and added to the contract. The EEB option is then terminated and the additional 0.25% charge for the option will cease.

A surviving spouse must make this election within 30 days of the date proof of death is provided to us at our home office. If no election is made within that time by the surviving spouse, Option B will apply and the EEB option will terminate. If there are any non-spouse beneficiaries in addition to the surviving spouse on a contract, only Option B will apply.

This rider will terminate on the earliest of:

  .  the payment of the EEB available;

  .  termination or surrender of the contract; or

  .  the date on which the contract has been fully annuitized.

DEATH BENEFIT AFTER ANNUITY PAYMENTS BEGIN

If the annuitant dies on or after annuity payments have started, we will pay whatever amount may be required by the terms of the annuity payment option selected. The remaining value in the contract must be distributed at least as rapidly as under the option in effect at the annuitant's death.

OTHER CONTRACT OPTIONS (LIVING BENEFITS)

We have suspended the availability of the following optional riders:

  .  Guaranteed Lifetime Withdrawal Benefit (effective August 1, 2010)

  .  Guaranteed Lifetime Withdrawal Benefit II-Single Option (effective May 15,
     2009)

  .  Guaranteed Lifetime Withdrawal Benefit II-Joint Option (effective May 15,
     2009)

  .  Guaranteed Minimum Withdrawal Benefit (effective May 15, 2009)

  .  Guaranteed Income Provider Benefit (effective March 1, 2010)


Effective May 15, 2012, or such later date as Ovation II riders are approved by your state, we are suspending the availability of the Ovation Lifetime Income - Single and Ovation Lifetime Income - Joint optional riders. To purchase either of these riders, your application, election forms, and any related transfer paperwork must be received by the home office in good order no later than the close of the New York Stock Exchange on May 29, 2012.


Your contract may also allow you to choose an optional contract feature described below. These are sometimes referred to as "living benefits" and may not be available in every state. We reserve the right to stop offering any or all of the contract options at any time. Before you elect a living benefit you should consider it's specific benefits and features carefully. Optional contract features may or may not be beneficial to you depending on your specific circumstances.

In considering your specific circumstances, you may wish to consider how long you intend to hold the contract; how long you may be required to hold the contract before you may access the benefit; whether you intend to take withdrawals from the contract, including how much and how frequently; whether you intend to annuitize the contract and what kind of assurances you are seeking in a benefit. Other considerations may apply to your circumstances. There is also a specific charge associated with each contract option which is described in detail in the "Optional Contract Rider Charges" section of this Prospectus. The longer you are required to hold the contract before the benefit may be utilized generally the more you will pay in charges.

None of the living benefits guarantees an investment return in your contract value nor do they guarantee that the income or amounts received will be sufficient to cover any individual's particular needs. You should consider whether the benefits provided by the option and its costs (which reduce contract value) are consistent with your financial goals.

All living benefit options terminate once the contract moves into the payout phase, (i.e., once the contract is annuitized). In purchasing your contract and when considering the election of a living benefit in this contract, you should also consider whether annuitizing the contract will produce better financial results for you than a living benefit option. You should discuss these important considerations with your financial advisor or tax advisor before making a determination.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB) OPTION

This optional rider is designed to provide a guaranteed minimum fixed annuity payment during the payout phase of your contract to protect against negative investment performance during the accumulation phase. IT DOES NOT HOWEVER, GUARANTEE AN INVESTMENT RETURN OR ANY MINIMUM CONTRACT VALUE. The GMIB annuity payout rates are conservative so the annuity payments provided by this rider may be less than the same annuity payment option available under the base contract, even if the benefit base (described below) is greater than the contract value. All requests to elect this option must be in writing on a form provided by us. You should also consider the following before electing this option:

  . UNLIKE GLWB AND OTHER "LIFETIME WITHDRAWAL BENEFIT" RIDERS WHICH MAY ALLOW YOU TO TAKE A CERTAIN AMOUNT OF WITHDRAWALS WITHOUT REDUCING THE BENEFIT YOU RECEIVE UNDER THE RIDER, ALL WITHDRAWALS UNDER THE GMIB RIDER REDUCE THE BENEFIT YOU RECEIVE FROM THE RIDER. SEE THE BENEFIT BASE DESCRIPTION BELOW FOR ADDITIONAL DETAILS ON HOW WITHDRAWALS IMPACT THE BENEFIT BASE.

  . THE GMIB IS AN ANNUITIZATION BENEFIT, NOT A WITHDRAWAL BENEFIT. IF YOU DO NOT INTEND TO ANNUITIZE YOUR CONTRACT, YOU WILL NOT UTILIZE THE GUARANTEED FIXED ANNUITY BENEFIT THIS OPTION PROVIDES. IF YOU DO NOT INTEND TO ANNUITIZE YOUR CONTRACT, THIS OPTION MAY NOT BE APPROPRIATE FOR YOU.

  . IF YOU ANTICIPATE HAVING TO MAKE NUMEROUS WITHDRAWALS FROM THE CONTRACT, THE GMIB RIDER MAY NOT BE APPROPRIATE.

  . IF YOUR CONTRACT IS NOT ELIGIBLE FOR THE AUTOMATIC PAYMENT PHASE (DESCRIBED BELOW), ANY WITHDRAWAL OR CHARGE THAT REDUCES YOUR CONTRACT VALUE TO ZERO TERMINATES THE RIDER AND THE CONTRACT.

  .  ONCE YOU ELECT THIS OPTION YOU MAY NOT CANCEL IT.

  . AFTER THE FIRST CONTRACT YEAR FOLLOWING THE GMIB EFFECTIVE DATE, PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. CURRENTLY THIS RESTRICTION IS BEING WAIVED. THIS RESTRICTION DOES NOT APPLY TO PURCHASE PAYMENTS MADE DURING THE FIRST CONTRACT YEAR.

  . You may elect this option when your contract is issued or within 30 days prior to any contract anniversary date. The option will be effective on either the issue date or a contract anniversary date.

  . The youngest contract owner (or annuitant, if a non-natural contract owner) must be at least age 45 at the time the rider is issued, in order to elect this option.

  . The oldest contract owner (or annuitant, if a non-natural contract owner) must be under age 76 at the time the rider is issued, in order to elect this option.

  . You may not elect this option if you have selected the 5% Death Benefit Increase, Premier Death Benefit, Estate Enhancement Benefit or in combination with any other living benefit rider.

  . If at some point we no longer offer this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge.

  . Your entire contract value must be allocated to an allocation plan approved by us while this option is in effect.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account and may not be available in every state.

THE BENEFIT

This rider guarantees that on any benefit date (described below), your minimum monthly fixed annuity payment will not be less than the Guaranteed Minimum Income Benefit (GMIB). The GMIB is the fixed annuity payment amount calculated by multiplying the benefit base (described below), adjusted for any applicable premium tax not previously deducted from purchase payments by the Guaranteed Minimum Income Benefit rates provided with the rider. Please note--some states impose a premium tax on amounts used to provide annuity payments. These taxes are deducted at annuitization from the amount available to provide annuity payments. THIS GMIB RIDER DOES NOT GUARANTEE AN INVESTMENT RETURN OR ANY
MINIMUM CONTRACT VALUE. SEE APPENDIX I FOR NUMERICAL EXAMPLES OF THE GMIB RIDER.

If the owner is a natural person, the owner must also be named as an annuitant. If the owner of this contract is other than a natural person, such as a trust or other similar entity, the rider guarantees and benefits will be based on the life of the annuitant(s).

THE BENEFIT DATES

The benefit dates begin the period of time during which you may exercise the benefit. The benefit dates for this rider are:

   (a) the later of the 10th contract anniversary following the rider effective date or the 10th contract anniversary following the last optional reset (described below), or

   (b) any contract anniversary subsequent to the date described in "a", but prior to the contract anniversary following the oldest owner's 90th birthday or the rider's termination.

EXERCISING THE BENEFIT

To exercise this benefit, you must elect to receive the GMIB provided by this rider on or during the 30-day period immediately following the benefit date. You may not elect a partial annuitization of the benefit base. You may however, elect a partial annuitization of the contract value but while this rider is in effect, a partial annuitization will be treated as a withdrawal for the purpose of this rider. This means the contract value amount converted to annuity payments will reduce the benefit base as if that amount was a withdrawal. See the sections below entitled 'Benefit Base' and 'Withdrawals' for a complete description of how withdrawals impact the benefit base.

The fixed annuity payment amount will be the greater of:

   (a) the fixed annuity payment calculated under the terms of this rider based on the annuity payment option selected by the contract owner; or

   (b) the fixed annuity payment calculated under the terms of the base contract based on the same annuity payment option selected by the contract owner.

THE GMIB ANNUITY PAYOUT RATES ARE CONSERVATIVE SO THE ANNUITY PAYMENTS PROVIDED BY THIS RIDER MAY BE LESS THAN THE SAME ANNUITY PAYMENT OPTION AVAILABLE UNDER THE BASE CONTRACT, EVEN IF THE BENEFIT BASE IS GREATER THAN THE CONTRACT VALUE.

BENEFIT BASE

The benefit base is equal to the greater of the Highest Anniversary Value or the Roll-up Value, both of which are described in detail below. The benefit base is subject to a maximum of $5,000,000. IT IS IMPORTANT TO REMEMBER, NEITHER THIS RIDER NOR THE BENEFIT BASE GUARANTEE AN INVESTMENT RETURN OR ANY MINIMUM CONTRACT VALUE.

HIGHEST ANNIVERSARY VALUE

If this rider is added on the contract date, the initial Highest Anniversary Value is equal to purchase payment(s) applied on the contract date. If added after the contract date, the initial Highest Anniversary Value is equal to the contract value on the rider effective date.

During each contract year, the Highest Anniversary Value will increase by any purchase payments received and will be adjusted, on a pro rata basis, for amounts withdrawn from the contract. The pro rata adjustment will reduce the Highest Anniversary Value by the same proportion that the amount withdrawn bears to the contract value immediately prior to the withdrawal. The use of pro rata calculations to reflect withdrawals will increase the reduction in the Highest Anniversary Value when the contract value is below the Highest Anniversary Value.

On every subsequent contract anniversary, up to and including the contract anniversary following the oldest contract owner's 80th birthday, if the contract value is greater than the current Highest Anniversary Value, the Highest Anniversary Value will be set to the contract value. Keep in mind, applicable deferred sales charges reduce the Highest Anniversary Value at the time of the withdrawal and while other contract charges do not directly reduce the Highest Anniversary Value, they reduce the contract value which may reduce the amount by which the Highest Anniversary Value increases on future contract anniversaries.

ROLL-UP VALUE

If the rider effective date is the same as the contract date, the initial Roll-up Value is equal to purchase payment(s) applied on the contract date. If the rider is added after the contract date, the initial Roll-up Value is equal to the contract value on the rider effective date.

Thereafter, the Roll-up Value is equal to the initial Roll-up Value, increased for purchase payments, and decreased for any withdrawals as described below, accumulated with interest at an annual effective rate of 5% through the contract anniversary following the oldest owner's 80th birthday.

Any amount withdrawn in a single contract year which is less than or equal to the greater of the 5% of the Roll-up Value as of the prior contract anniversary, or the Required Minimum Distribution (RMD) amount, as described below, will reduce the Roll-up Value by the amount of the withdrawal. This is commonly referred to as a dollar-for-dollar withdrawal treatment.

If a withdrawal causes the cumulative withdrawals for the contract year to exceed the greater of 5% of the Roll-up Value as of the prior contract anniversary, or the RMD amount, the entire withdrawal amount will reduce the Roll-up Value on a pro rata basis. The pro rata reduction will reduce the Roll-up Value by the same proportion that the amount withdrawn bears to the contract value immediately prior to the withdrawal. This means that for each withdrawal causing the cumulative withdrawals for the year to exceed the greater of 5% of the Roll-up Value or RMD amount, the lower the contract value, the greater the reduction in the benefit base. Keep in mind, applicable deferred sales charges reduce the Roll-up Value at the time of the applicable withdrawal.

REQUIRED MINIMUM DISTRIBUTION (RMD)

For purposes of this rider, the RMD amount is the amount needed, based on the value of this contract, to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Contracts to which RMD applies include those issued pursuant to a retirement plan under the provisions of Section 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may result in a pro rata adjustment as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar
(tax) year basis. Under this rider, the Roll-up Value dollar-for-dollar withdrawal treatment is based on the contract year. Because the intervals for dollar-for-dollar withdrawal treatment and the RMD are different, the timing of withdrawals may be more likely to result in a pro rata reduction of the Roll-up Value and therefore a reduced benefit. Taking RMD withdrawals on the same frequency and at the same time each year will help to avoid a pro rata adjustment to the Roll-up Value.

For a contract which is part of a qualified plan or IRA, any withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the RMD applicable at the time of the withdrawal or 5% of the Roll-up Value as of the prior contract anniversary, will reduce the Roll-up Value on a pro rata basis, as opposed to a dollar-for-dollar basis. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. Five percent of the Roll-up Value as of the prior contract anniversary (April 1, 2009) is $5,000. The RMDs for calendar years 2009 and 2010 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2009 and $2,000 in the first quarter of calendar year 2010, then the owner will have withdrawn $6,500 for the 2009 contract year (April 1 to March 31). However, since the sum of the owner's withdrawals for the 2009 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000), all of that year's withdrawals would reduce the Roll-up Value on a dollar-for-dollar basis.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2010 he or she takes it in the last quarter of 2009. In that case, the withdrawals for the contract year (i.e. $6,500) exceed the applicable RMD at the time of the withdrawal (i.e. $6,000) and the entire $2,000 withdrawal is subject to pro rata withdrawal treatment. Note--the last withdrawal makes the total withdrawals for the year exceed the RMD amount.

WITHDRAWALS

If you are considering purchasing this optional rider, please remember these important details:

  . UNLIKE GLWB AND OTHER "LIFETIME WITHDRAWAL BENEFIT" RIDERS WHICH MAY ALLOW YOU TO TAKE A CERTAIN AMOUNT OF WITHDRAWALS WITHOUT REDUCING THE BENEFIT YOU RECEIVE UNDER THE RIDER, ALL WITHDRAWALS UNDER THE GMIB RIDER REDUCE THE BENEFIT YOU RECEIVE FROM THE RIDER. SEE THE BENEFIT BASE DESCRIPTION ABOVE FOR ADDITIONAL DETAILS ON HOW WITHDRAWALS IMPACT THE BENEFIT BASE.

  . Withdrawals under this contract option are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

  . While this rider is in effect, a partial annuitization will be treated as a withdrawal for the purpose of reducing the benefit base. This means the contract value amount converted to annuity payments will reduce the benefit base as if that amount was a withdrawal. See the section above entitled 'Benefit Base' for a complete description of how withdrawals impact the benefit base.

  . Withdrawals reduce the Highest Anniversary Value on a pro rata basis. With the exception of withdrawals subject to dollar-for-dollar treatment, withdrawals also reduce the Roll-up Value on a pro rata basis. This means that for each pro rata withdrawal, the lower the contract value, the greater the reduction in the benefit base. See the section above entitled 'Benefit Base' for a complete description of when dollar-for-dollar or pro rata withdrawal treatment applies to the Roll-up Value.

  . Withdrawals may only be taken prior to annuitizing the contract. You will begin to receive the GMIB benefit when the contract is annuitized. Thus, once you elect to receive the GMIB benefit, you may no longer take withdrawals from the contract.

If you choose the CustomChoice Allocation Option, withdrawals will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation options, you may take a withdrawal from any allowable sub-account in any proportion.

SUBSEQUENT PURCHASE PAYMENTS

Purchase payments after the first contract year following the rider effective date are limited to a cumulative total of $25,000 without our prior consent. Currently this restriction is being waived.

OPTIONAL RESET OF THE ROLL-UP VALUE

Beginning with the third contract anniversary following the rider effective date you may elect to reset the Roll-up Value. Upon reset, the Roll-up Value will be set equal to the contract value on the date of reset. The last date on which you can elect a reset is the contract anniversary following the oldest owner's 80th birthday. A reset can only occur on a contract anniversary if the contract value is greater than the Roll-up Value at the time of reset. No reset will be made unless we receive your written request to elect the reset within 30 days prior to the applicable contract anniversary. PLEASE NOTE: IF YOU ELECT TO RESET, THE NEXT AVAILABLE BENEFIT DATE WILL BE THE 10TH CONTRACT ANNIVERSARY FOLLOWING THE DATE OF THE RESET. IN THAT CASE, YOU WILL NOT BE ABLE TO EXERCISE THE GMIB UNTIL THAT BENEFIT DATE. YOU MAY STILL ELECT TO ANNUITIZE UNDER THE BASE CONTRACT AT ANY TIME, HOWEVER, YOU WILL NOT BE ABLE TO UTILIZE THE BENEFIT PROVIDED BY THIS RIDER UNTIL THE NEXT BENEFIT DATE.

Upon reset, the rider charge will be changed to the then-current charge and a new three year period will be required before another reset may be elected. If the rider charge increases it will not exceed the current rider charge for new issues or the maximum charge.

AUTOMATIC PAYMENT PHASE

Your contract will enter the automatic payment phase if your contract value falls to zero immediately after a withdrawal or charge at any point prior to the earliest benefit date. If your contract enters the automatic payment phase, the benefit base will be applied to provide monthly annuity payments under a Life with a Period Certain of 60 months option based on the age of the oldest annuitant unless you select a different annuity payment option under this rider as described below. We will notify you by letter that your contract has entered the automatic payment phase and offer you the opportunity to choose from the allowable annuity payment options. If we receive a withdrawal request that would result in your contract entering the automatic payment phase, we will notify you and offer you the opportunity to cancel the withdrawal. YOUR CONTRACT IS NOT ELIGIBLE FOR THE AUTOMATIC PAYMENT PHASE IF IN THE YEAR IN WHICH YOUR CONTRACT VALUE FALLS TO ZERO IMMEDIATELY AFTER A WITHDRAWAL OR CHARGE, OR IN ANY PRIOR CONTRACT YEAR, THE CUMULATIVE WITHDRAWALS FOR THE CONTRACT YEAR EXCEED THE GREATER OF 5% OF THE ROLL-UP VALUE AS OF THE PRIOR CONTRACT ANNIVERSARY OR THE RMD AMOUNT. In the unlikely event your contract value falls to zero due solely to market performance and not due to a withdrawal or charge, your contract will not be eligible for the automatic payment phase. If your contract is not eligible for the automatic payment phase, any withdrawal or charge that reduces your contract value to zero terminates the rider and the contract.

ANNUITY PAYMENT OPTIONS

You may not elect a partial annuitization of the benefit base under this rider. You may however, partially annuitize your contract value while this rider is in effect, but the partial annuitization will be treated as a withdrawal for the purpose of reducing the benefit base. See the section above entitled 'Benefit Base' for a detailed description of how a partial annuitization will impact the benefit base.

You may elect the GMIB to be paid under one of the following annuity payment options:

  . Life Annuity -- annuity payments payable for the lifetime of the annuitant, ending with the last annuity payment due prior to the annuitant's death.

  . Life with a Period Certain of 60 Months -- annuity payments payable for the lifetime of the annuitant; provided, if the annuitant dies before annuity payments have been made for the entire period certain, annuity payments will continue to the beneficiary for the remainder of the period.

  . Joint Life with 100% to Survivor -- annuity payments payable for the joint lifetimes of the annuitant and designated joint annuitant. The annuity payments end with the last annuity payment due before the survivor's death.

  . Joint Life with 100% to Survivor with a Period Certain of 60 Months -- annuity payments payable for the joint lifetimes of the annuitant and joint annuitant; provided, if both annuitants die before annuity payments have been made for the entire period certain, annuity payments will continue to the beneficiary for the remainder of the period.

If a single life option is chosen and joint owners are named, monthly fixed annuity payments will be made for the lifetime of the oldest joint owner. You may name a joint annuitant on the benefit date for purposes of a Joint Life option provided the joint annuitant is your spouse or the difference in ages of the annuitants is no more than 10 years.

Annuity payments will be made on a monthly basis, unless we agree to another payment frequency. If the amount of the benefit base is less than $5,000, we reserve the right to make one lump sum payment in lieu of annuity payments. If the amount of the first annuity payment is less than $150, we may reduce the frequency of annuity payments to meet this minimum payment requirement.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

   (a) 100% allocation among allowable sub-accounts, or

   (b) 100% allocation to the CustomChoice Allocation Option


(A) CURRENT ALLOWABLE SUB-ACCOUNTS:   When you elect this rider, only certain
sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as "allowable sub-accounts." The allowable sub-accounts currently include: Ivy Funds VIP Pathfinder Moderately Aggressive, Ivy Funds VIP Pathfinder Moderate, Ivy Funds VIP Pathfinder Moderately Conservative, Ivy Funds VIP Pathfinder Conservative. Each of the Ivy Funds VIP Pathfinder Portfolios is a "Fund of Funds", which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Funds Variable Insurance Portfolios prospectus which is attached to this Prospectus.


(B) THE CUSTOMCHOICE ALLOCATION OPTION: This option requires that you allocate purchase payments or your contract value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled 'Description of the Contract.'

The Ivy Funds VIP Pathfinder Portfolios and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request.

SPOUSAL CONTINUATION

If the contract owner dies and the contract to which this rider is attached is continued on the life of the contract owner's spouse (as defined by federal law) pursuant to Internal Revenue Code Section 72(s) and the terms of the contract, the rider will continue with the surviving spouse as owner and annuitant for purposes of this benefit.

Spousal continuation will not affect the benefit base calculation or the initial benefit date; however, the new annuitant's age will be used to determine the amount of fixed annuity payment available under this rider.

RIDER TERMINATION

This rider will terminate upon the earliest of:

   (a) the contract anniversary following the oldest owner's 90th birthday; or

   (b) termination or surrender of the contract, other than due to a withdrawal or charge that triggers the automatic payment phase of this rider (If your contract is not eligible for the automatic payment phase, any withdrawal or charge that reduces your contract value to zero terminates the rider and the contract.); or

   (c) any change of owner or joint owner after the rider effective date; or, in the case of a non-natural owner, any change of annuitant, other than the addition of a joint annuitant as provided for under annuity payment options, after the rider effective date; or

   (d) the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

   (e) the death of the owner or joint owner (or annuitant if the owner is non-natural) unless the contract is continued subject to the spousal continuation provision; or

   (f) the date the GMIB is exercised.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

ENCORE LIFETIME INCOME-SINGLE (ENCORE-SINGLE) OPTION

Encore-Single is a guaranteed lifetime withdrawal benefit. This optional rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the contract owner's life, regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero or in the form of annuity payments if the contract value is zero. See Appendix J for examples of how this rider works.

Encore-Single does not guarantee investment gains or a minimum contract value. Because the GAI is paid in the form of a withdrawal until your contract value reaches zero, our obligation to pay you more than your contract value will only arise if your entire contract value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:

  . Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.

  . Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts or any other contract feature impacted by a withdrawal.

  . You may elect this rider at the time the contract is issued or within 30 days prior to any contract anniversary as long as this benefit is available for purchase by new customers. The rider will be effective on either the rider issue date, if elected at the time the contract is issued, or the contract anniversary immediately following election, also known as the Encore-Single effective date.

  . If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.

  . Beginning 7 years after the Encore-Single effective date, you may elect to terminate this rider by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date immediately following the date you provide notice of termination.

  . The oldest contract owner (or annuitant, if a non-natural contract owner) must be age 80 or younger at the time the rider becomes effective.

  . Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.


  . You may not elect this rider if you have selected the Premier Death Benefit, 5% Death Benefit Increase, Estate Enhancement Benefit or in combination with any other living benefit.


  . After the first contract year following the Encore-Single effective date, purchase payments are limited to a cumulative total of $25,000, without our prior consent. Currently this restriction is being waived.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent's named beneficiary.

THE BENEFIT

This rider guarantees that in each contract year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the contract owner's death (or in the case of joint owner's, until the first death). The amount received will be in the form of a withdrawal of contract value, if available, or in the form of annuity payments. If you take withdrawals in a single contract year in excess of the GAI it may result in a reduced GAI, as described below. The method used to calculate the GAI is described below. Several examples to help show how this rider works are included in Appendix J.

THE BENEFIT DATE

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the contract anniversary following the 59/th/ birthday of the oldest owner (or the oldest annuitant, in the case of a non-natural owner) or the Encore-Single effective date. The Encore-Single effective date is the rider issue date, if the rider is elected at issue, or the contract anniversary immediately following election.

CALCULATING THE BENEFIT BASE

INITIAL BENEFIT BASE

The initial benefit base will be set to the initial purchase payment if this rider is added when your contract is issued. If it is added on a subsequent contract anniversary, the initial benefit base will be equal to the contract value on the Encore-Single effective date. Subsequent purchase payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below. The benefit base is subject to a maximum of $5,000,000.

BENEFIT BASE RESET

On each reset date the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The reset dates are the one year anniversary of the Encore-Single effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Encore-Single exceeds your current rider charge and the benefit base increases, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled 'Contract Charges and Fees' for additional details on the charges for this rider.

You may elect to decline the rider charge increase. DECLINING THE RIDER CHARGE INCREASE WILL RESULT IN NO INCREASE TO THE BENEFIT BASE. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases until you provide a written request that you wish to reinstate benefit base increases. Any reinstatement request will take effect at the next reset date and your contract will be subject to current charges, not to exceed the maximum annual rider charge.

BENEFIT BASE ENHANCEMENT

On each contract anniversary prior to the first withdrawal, for a period up to 10 years following the Encore-Single effective date, we will take the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, and increase that amount by 5%. If the resulting amount is greater than the current benefit base it will become the new benefit base. Because rider charges apply to the greater of the benefit base or contract value, the benefit base enhancement may result in an increased rider charge if the benefit base is greater than the contract value as a result of the enhancement.

CALCULATING THE GAI

The initial GAI will be equal to the benefit base on the Encore-Single effective date multiplied by the annual income percentage (described below) based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the Encore-Single effective date.

On each reset date the GAI will be reset to the greater of (a) or (b) where:

   (a) is the GAI immediately prior to the reset date, and

   (b) is equal to (1) multiplied by (2) where:

       (1) is the benefit base on the reset date, and

       (2) is the annual income percentage based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the reset date.

The reset dates are the one year anniversary of the Encore-Single effective date and each subsequent one year anniversary. Subsequent purchase payments and withdrawals will adjust the GAI as described below. See Appendix J for examples of how the GAI is calculated.

THE ANNUAL INCOME PERCENTAGE

The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the oldest owner on the rider effective date, date of the purchase payment or reset date. If the owner of this contract is other than a natural person, such as a trust or other similar entity, the annual income percentage is determined based on the age of the oldest annuitant.

                        AGE        ANNUAL INCOME PERCENTAGE
                        ---        ------------------------
                   through age 64           4.0%
                       65-79                5.0%
                        80+                 6.0%

See Appendix J for examples of how the Annual Income Percentage is used to determine the GAI.

GAI ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent purchase payments. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the applicable annual income percentage shown above based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the date the purchase payment is credited to the contract. We may limit subsequent purchase payments after the first contract year following the Encore-Single effective date to a cumulative total of $25,000, without our prior consent. Currently this restriction is being waived. See Appendix J for examples of how the GAI is adjusted for subsequent purchase payments.

WITHDRAWALS

  . Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

  . A withdrawal which causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the contract value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider will terminate.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, credit enhancement recapture or any other contract features impacted by a withdrawal and may have tax consequences.

  . If you decide to apply an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

  . Any provision in your annuity requiring there be a minimum contract value following any withdrawal is waived while this rider is in effect.


If you choose the CustomChoice Allocation Option, withdrawals will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable sub-account in any proportion.


ADJUSTMENT FOR WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the withdrawal,

   (b) is the amount of the withdrawal, and

   (c) is the contract value immediately prior to the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

   (b) is the annual income percentage based on the applicable age as of the date of the withdrawal.

ADJUSTMENT FOR WITHDRAWALS AFTER THE BENEFIT DATE

Each contract year after the benefit date you may withdraw an amount less than or equal to the GAI or, if the contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the contract value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the remaining GAI may not be carried forward to future contract years.

Any amount you withdraw in a single contract year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the contract value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:

The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the excess portion of the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by
(c) where:

   (a) is the GAI prior to the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

See Appendix J for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that contract year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2010 contract year ending March 31, 2011 is $5,000. The RMDs for calendar years 2010 and 2011 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2010 and $2,000 in the first quarter of calendar year 2011, then the owner will have withdrawn $6,500 for the 2010 contract year (April 1 to March 31). Since the sum of the owner's withdrawals for the 2010 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2011, he or she takes it in the last quarter of 2010. In that case, the withdrawals for the contract year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note -- the last withdrawal makes the total withdrawals for the year exceed the RMD amount. See Example #6 of Appendix J for an example of how an excess withdrawal is calculated.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

   (a) 100% allocation among allowable sub-accounts, or

   (b) 100% allocation to the CustomChoice Allocation Option.


(A) CURRENT ALLOWABLE SUB-ACCOUNTS: When you elect this rider, only certain sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as "allowable sub-accounts." The allowable sub-accounts currently include: Ivy Funds VIP Pathfinder Moderately Aggressive, Ivy Funds VIP Pathfinder Moderate, Ivy Funds VIP Pathfinder Moderately Conservative, Ivy Funds VIP Pathfinder Conservative. Each of the Ivy Funds VIP Pathfinder Portfolios is a "Fund of Funds", which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Funds Variable Insurance Portfolios prospectus which is attached to this Prospectus.


(B) THE CUSTOMCHOICE ALLOCATION OPTION: This option requires that you allocate purchase payments or your contract value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled 'Description of the Contract.'

The Ivy Funds VIP Pathfinder Portfolios and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with Encore-Single.

AUTOMATIC PAYMENT PHASE

If the contract value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of any owner. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of any owner, this rider terminates and no further benefits are payable unless the benefit base is greater than zero. If the benefit base is greater than zero at the time of death, payments will continue until the benefit base is reduced to zero. These remaining payments, if any, will be made to your beneficiaries.

At our discretion, we may elect to pay your beneficiaries a lump sum in lieu of future periodic withdrawals if the lump sum amount would be $10,000 or less. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the 'Interest Rate Swap' rates as reported in Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

ANNUITY PAYMENTS UNDER ENCORE-SINGLE

If you elect to receive annuity payments, you may apply your available contract value to any annuity payment option in accordance with your contract terms. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

If annuity payments are required to begin, the Encore-Single rider allows you to elect from an additional annuity payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the contract owner or any joint owner. Annuity payments are required to begin on the maturity date. Please see the section entitled "Electing the Retirement Date and Annuity Option" for further details on the maturity date and the required beginning of annuity payments.

EFFECT OF PAYMENT OF DEATH BENEFIT

If you die while the contract value is greater than zero and before the benefit base is reduced to zero, the beneficiary may elect to receive the death benefit under the contract and this rider will terminate. Alternatively, the beneficiary may be able to elect to continue this rider by taking withdrawals of the current GAI at least annually until the benefit base is reduced to zero. If you die while the contract value is greater than zero and the benefit base is zero, the beneficiary is entitled to the death benefit under the contract and this rider will terminate. No additional purchase payments may be made and no additional increases to the GAI or benefit base will occur. If the beneficiary elects to continue the Encore-Single rider, the charges for this rider will continue to apply. If your designated beneficiary is not your surviving spouse and withdrawals of the GAI extend beyond the beneficiary's life expectancy, this rider will terminate and the beneficiary will be required to take the death benefit under the contract to comply with Internal Revenue Code sections 72(s) or 401(a)(9), as applicable. We may recover from you or your estate any payments made after the death of the owner or any joint owner which we were not obligated to make by the terms of your contract and this rider.

RIDER TERMINATION

You may elect to cancel this benefit on any contract anniversary beginning seven contract years after the Encore-Single effective date. You must provide a written request to cancel within 30 days prior to the applicable contract anniversary.

The rider will automatically terminate at the earliest of:

   (a) termination or surrender of the contract (Note - a withdrawal that reduces the contract value to zero and causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

   (b) any change of owner or joint owner after the Encore-Single effective date, or in the case of a non-natural owner, any change of annuitant or joint annuitant after the Encore-Single effective date; or

   (c) the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

   (d) the date any death benefits are paid either as a lump sum or an adjustment to the contract value under the terms of the contract; or

   (e) the date the benefit base is reduced to zero following the death of an owner.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

CONVERSION

If you have previously elected the GMWB rider for your contract we will waive the prohibition on the termination for 7 years and allow you to terminate the GMWB rider if you elect the Encore-Single rider at the same time. You must request this "conversion" in writing within 30 days prior to the contract anniversary in a form satisfactory to us. As of the contract anniversary date, the GMWB rider will be terminated. The Encore-Single rider will then be effective as of the contract anniversary date based on the contract values based on that date. The Guaranteed Withdrawal Benefit (GWB) value, as it existed under your GMWB, even if greater than the contract value on the contract anniversary date, will be eliminated and the benefit base value under the Encore-Single rider will be the contract value on the contract anniversary date. We reserve the right to eliminate this waiver of the seven-year termination prohibition on the GMWB rider at any time.

YOU SHOULD CONSIDER THE FOLLOWING BEFORE YOU MAKE ANY ELECTION TO CONVERT YOUR GMWB TO ENCORE-SINGLE:

  . Because the Encore-Single benefit base will be based on the contract value at the date of conversion, if your contract value has declined since you purchased the GMWB rider, the benefit base in Encore-Single will be lower than the GWB in the GMWB.

  . Your GAI under Encore-Single will potentially be lower than any GAW under the GMWB. This means that your annual withdrawal amounts may be lower under Encore-Single than under the GMWB rider.

  . If you are concerned about outliving the GWB under the GMWB rider you may wish to consider Encore-Single.

  . If you are looking for lifetime income for two lives or joint owners, annuitization or Encore-Joint may be more appropriate for you than either GMWB or Encore-Single.

ENCORE LIFETIME INCOME-JOINT (ENCORE-JOINT) OPTION

Encore-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Encore-Single, however, this rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the lifetime of two "Designated Lives" regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero or in the form of annuity payments if the contract value is zero. See Appendix J for examples of how this rider works.

Encore-Joint does not guarantee investment gains or a minimum contract value. Because the GAI is paid in the form of a withdrawal until your contract value reaches zero, our obligation to pay you more than your contract value will only arise if your entire contract value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:

  . Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.

  . Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts or any other contract feature impacted by a withdrawal.

  . You may elect this rider at the time the contract is issued or within 30 days prior to any contract anniversary as long as this benefit is available for purchase by new customers. The rider will be effective on either the rider issue date, if elected at the time the contract is issued, or the contract anniversary immediately following election, also known as the Encore-Joint effective date.

  . If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.

  . Beginning 7 years after the Encore-Joint effective date, you may elect to terminate this rider by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date immediately following the date you provide notice of termination.

  . The oldest Designated Life (as defined below) must be under age 81 at the time the rider becomes effective.

  . Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.


  . You may not elect this rider if you have selected the Premier Death Benefit, 5% Death Benefit Increase, Estate Enhancement Option or in combination with any other living benefit.


  . After the first contract year following the Encore-Joint effective date, subsequent purchase payments are limited to a total of $25,000 in the aggregate, without our prior consent. Currently this restriction is being waived.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent's named beneficiary.

  . This rider may not be available under certain employer-sponsored qualified plans.

DESIGNATED LIFE, JOINT DESIGNATED LIFE AND DESIGNATED LIVES

The "Designated Life" is the owner of the contract, or the annuitant in the case of a non-natural owner, unless otherwise agreed to by us. The "Joint Designated Life" is either the joint owner, joint annuitant if a non-natural owner, or the sole primary beneficiary on the contract, unless otherwise agreed to by us. The Joint Designated Life must be the spouse (as defined by federal law) of the Designated Life. All references to "Designated Lives" will mean both the Designated Life and Joint Designated Life. The Designated Life and Joint Designated Life will be used to determine the benefits under the Encore-Joint option. The Designated and Joint Designated Life will be shown on your contract rider. The Encore-Joint rider is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse's status under federal law.

THE BENEFIT

In each contract year, beginning at the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both Designated Lives. If you take withdrawals in a single contract year in excess of the GAI it may result in a reduced GAI, as described below. The amount received will be in the form of a withdrawal of contract value, if available, or in the form of annuity payments. The method used to calculate the GAI is described below. Several examples to help show how this rider works are included in Appendix J.

THE BENEFIT DATE

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the contract anniversary following the 59/th/ birthday of the youngest Designated Life, or the

Encore-Joint effective date. The Encore-Joint effective date is the rider issue date, if the rider is elected at issue, or the contract anniversary immediately following election.

CALCULATING THE BENEFIT BASE

INITIAL BENEFIT BASE

The initial benefit base will be set to the initial purchase payment if this rider is added when your contract is issued. If it is added on a subsequent contract anniversary, the initial benefit base will be equal to the contract value on the Encore-Joint effective date. Subsequent purchase payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below. The benefit base is subject to a maximum of $5,000,000.

BENEFIT BASE RESET

On each reset date the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The reset dates are the one year anniversary of the Encore-Joint effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Encore-Joint exceeds your current rider charge and the benefit base increases, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled 'Contract Charges and Fees' for additional details on the charges for this rider.

You may elect to decline the rider charge increase. DECLINING THE RIDER CHARGE INCREASE WILL RESULT IN NO INCREASE TO THE BENEFIT BASE. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases until you provide a written request that you wish to reinstate benefit base increases. Any reinstatement request will take effect at the next reset date and your contract will be subject to current charges, not to exceed the maximum annual rider charge.

BENEFIT BASE ENHANCEMENT

On each contract anniversary prior to the first withdrawal, for a period up to 10 years following the Encore-Joint effective date, we will take the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, and increase that amount by 5%. If the resulting amount is greater than the current benefit base it will become the new benefit base. Because rider charges apply to the greater of the benefit base or contract value, the benefit base enhancement may result in an increased rider charge if the benefit base is greater than the contract value as a result of the enhancement.

CALCULATING THE GAI

The initial GAI will be equal to the benefit base on the Encore-Joint effective date multiplied by the annual income percentage (described below) based on the age of the youngest Designated Life as of the Encore-Joint effective date.

On each reset date the GAI will be reset to the greater of (a) or (b) where:

 (a) isthe GAI immediately prior to the reset date, and

 (b) isequal to (1) multiplied by (2) where:

     (1) isthe benefit base on the reset date, and

     (2) isthe annual income percentage based on the age of the youngest Designated Life as of the reset date.

The reset dates are the one year anniversary of the Encore-Joint effective date and each subsequent one year anniversary. Subsequent purchase payments and withdrawals will adjust the GAI as described below. See Appendix J for examples of how the GAI is calculated.

THE ANNUAL INCOME PERCENTAGE

The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the youngest Designated Life on the Encore - Joint effective date, date of the purchase payment or reset date.

                        AGE             ANNUAL INCOME PERCENTAGE
                        ---             ------------------------
                  through age 64                  4.0%
                       65-79                      5.0%
                   80 and older                   6.0%

See Appendix J for examples of how the Annual Income Percentage is used to determine the GAI.

ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent purchase payments. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the annual income percentage shown above based on the age of the youngest Designated Life as of the date the purchase payment is credited to the contract. We may limit subsequent purchase payments after the first contract year following the Encore-Joint effective date to $25,000, without our prior consent. Currently this restriction is being waived. See Appendix J for examples of how the GAI is adjusted for subsequent purchase payments.

WITHDRAWALS

  . Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

  . A withdrawal which causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the contract value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . Please remember that withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, credit enhancement recapture or any other contract features impacted by a withdrawal and may have tax consequences.

  . If you decide to apply an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

  . Any provision in your annuity requiring there be a minimum contract value following any withdrawal is waived while this rider is in effect.


If you choose the CustomChoice Allocation Option, withdrawals will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable sub-account in any proportion.


ADJUSTMENT FOR WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the withdrawal,

   (b) is the amount of the withdrawal, and

   (c) is the contract value immediately prior to the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

   (b) is the annual income percentage based on the applicable age as of the date of the withdrawal.

ADJUSTMENT FOR WITHDRAWALS AFTER THE BENEFIT DATE

Each contract year after the benefit date you may withdraw an amount less than or equal to the GAI or, if this contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the contract value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the remaining GAI may not be carried forward to future contract years.

Any amount you withdraw in a single contract year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the contract value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:

The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the excess portion of the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by
(c) where:

   (a) is the GAI prior to the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

See Appendix J for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that contract year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2010 contract year ending March 31, 2011 is $5,000. The RMDs for calendar years 2010 and 2011 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2010 and $2,000 in the first quarter of calendar year 2011, then the owner will have withdrawn $6,500 for the 2010 contract year (April 1 to March 31). Since the sum of the owner's withdrawals for the 2010 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2011 he or she takes it in the last quarter of 2010. In that case, the withdrawals for the contract year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note -- the last withdrawal makes the total withdrawals for the year exceed the RMD amount. See Example #6 of Appendix J for an example of how an excess withdrawal is calculated.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

   (a) 100% allocation among allowable sub-accounts, or

   (b) 100% allocation to the CustomChoice Allocation Option.


(A) CURRENT ALLOWABLE SUB-ACCOUNTS: When you elect this rider, only certain sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as "allowable sub-accounts." The allowable sub-accounts currently include: Ivy Funds VIP Pathfinder Moderately Aggressive, Ivy Funds VIP Pathfinder Moderate, Ivy Funds VIP Pathfinder Moderately Conservative, Ivy Funds VIP Pathfinder Conservative. Each of the Ivy Funds VIP Pathfinder Portfolios is a "Fund of Funds", which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Funds Variable Insurance Portfolios prospectus which is attached to this Prospectus.


(B) THE CUSTOMCHOICE ALLOCATION OPTION: This option requires that you allocate purchase payments or your contract value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled 'Description of the Contract.'

The Ivy Funds VIP Pathfinder Portfolios and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with Encore-Joint.

AUTOMATIC PAYMENT PHASE

If the contract value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of both Designated Lives, this rider terminates and no further benefits are payable unless the benefit base is greater than zero. If the benefit base is greater than zero at the time of death, payments will continue until the benefit base is reduced to zero. These remaining payments, if any, will be made to your beneficiaries.

At our discretion, we may elect to pay your beneficiaries a lump sum in lieu of future periodic withdrawals if the lump sum amount would be $10,000 or less. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the 'Interest Rate Swap' rates as reported in Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

ANNUITY PAYMENTS UNDER ENCORE-JOINT

If you elect to receive annuity payments, you may apply your available contract value to any annuity payment option in accordance with your contract terms. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

If annuity payments are required to begin, the Encore-Joint rider allows you to elect from an additional annuity payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Please see the section entitled "Electing the Retirement Date and Annuity Option" for further details on the maturity date and the required beginning of annuity payments.

EFFECT OF PAYMENT OF DEATH BENEFIT

If you and the Joint Designated Life die while the contract value is greater than zero and before the benefit base is reduced to zero, the beneficiary may elect to receive the death benefit under the contract and this rider will terminate. Alternatively, the beneficiary may be able to elect to continue this rider by taking withdrawals of the current GAI at least annually until the benefit base is reduced to zero. If you and the Joint Designated Life die while the contract value is greater than zero and the benefit base is zero, the beneficiary is entitled to the death benefit under the contract and this rider will terminate. No additional purchase payments may be made and no additional increases to the GAI or benefit base will occur. If the beneficiary elects to continue the Encore-Joint rider, the charges for this rider will continue to apply. If your designated beneficiary is not your surviving spouse and withdrawals of the GAI extend beyond the beneficiary's life expectancy, this rider will terminate and the beneficiary will be required to take the death benefit under the contract to comply with Internal Revenue Code sections 72(s) or 401(a)(9), as applicable. We may recover from you or your estate any payments made after the death of both Designated Lives.

SPOUSAL CONTINUATION

If the contract owner dies, the surviving spouse may elect to continue the contract and this rider provided the surviving spouse is the Joint Designated Life and this rider is in effect at the time of contract continuation. The GAI will be recalculated on the next reset date.

RIDER TERMINATION

You may elect to cancel this benefit on any contract anniversary beginning seven contract years after the Encore-Joint effective date. You must provide a written request to cancel within 30 days prior to the applicable contract anniversary.

The rider will automatically terminate at the earliest of:

   (a) termination or surrender of the contract (Note - a withdrawal that reduces the contract value to zero and causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

   (b) any change of the Designated Lives after the Encore-Joint effective date; or

   (c) the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

   (d) the date any death benefits are paid either as a lump sum or an adjustment to the contract value under the terms of the contract; or

   (e) the date the benefit base is reduced to zero following the death of both Designated Lives.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

CONVERSION

If you have previously elected the GMWB rider for your contract we will waive the prohibition on the termination for 7 years and allow you to terminate the GMWB rider if you elect the Encore-Joint rider at the same time. You must request this "conversion" in writing within 30 days prior to the contract anniversary in a form satisfactory to us. As of the contract anniversary date, the GMWB rider will be terminated. The Encore-Joint rider will then be effective as of the contract anniversary date based on the contract values based on that date. The Guaranteed Withdrawal Benefit (GWB) value, as it existed under your GMWB, even if greater than the contract value on the contract anniversary date, will be eliminated and the benefit base value under the Encore-Joint rider will be the contract value on the contract anniversary date. We reserve the right to eliminate this waiver of the 7-year termination prohibition on the GMWB rider at any time.

YOU SHOULD CONSIDER THE FOLLOWING BEFORE YOU MAKE ANY ELECTION TO CONVERT YOUR GMWB TO ENCORE-JOINT:

  . Because the Encore-Joint benefit base will be based on the contract value at the date of conversion, if your contract value has declined since you purchased the GMWB rider, the benefit base in Encore-Joint will be lower than the GWB in the GMWB.

  . Your GAI under Encore-Joint will potentially be lower than any GAW under the GMWB. This means that your annual withdrawal amounts may be lower under Encore-Joint than under the GMWB rider.

  . If you are concerned about outliving the GWB under the GMWB rider you may wish to consider Encore-Single or Encore-Joint.

  . If you are looking for lifetime income for one life, annuitization or Encore-Single may be more appropriate for you than Encore-Joint.


OVATION LIFETIME INCOME II-SINGLE (OVATION II-SINGLE) OPTION

Ovation II-Single is a guaranteed lifetime withdrawal benefit. This optional rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the contract owner's life, regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero or pursuant to the automatic payment phase if the contract value is zero. See Appendix L for examples of how this rider works.

Ovation II-Single does not guarantee investment gains or a minimum contract value. Because the GAI is paid in the form of a withdrawal until your contract value reaches zero, our obligation to pay you more than your contract value will only arise if your entire contract value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:

  . Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.

  . The maximum benefit base under this rider is $5,000,000. If you make large purchase payments, you may not realize the full benefit of the increases in benefit base provided by this rider.

  . Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts or any other contract feature impacted by a withdrawal.

  . You may elect this rider at the time the contract is issued or within 30 days prior to any contract anniversary as long as this benefit is available for purchase by new customers. The rider will be effective on either the rider issue date, if elected at the time the contract is issued, or the contract anniversary immediately following election, also known as the rider effective date.

  . If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.

  . If you take any withdrawals from the contract prior to the 10/th/ contract anniversary following the rider effective date, or prior to the contract anniversary on or following the 70/th/ birthday of the oldest owner (or the oldest annuitant in the case of a non-natural owner), whichever is later, you will not be eligible for the 200% benefit base guarantee and will reduce the benefit available with this rider.

  .  Once you elect this option you may not cancel it.

  . The oldest contract owner (or annuitant if a non-natural contract owner) must be age 80 or younger at the time the rider becomes effective.

  . Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

  . You may not elect this rider if you have selected the Premier Death Benefit, 5% Death Benefit Increase, Estate Enhancement Benefit or in combination with any other living benefit.

  . After the first contract year following the rider effective date, subsequent purchase payments are limited to a cumulative total of $25,000, without our prior consent.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent's named beneficiary.

THE BENEFIT

This rider guarantees that in each contract year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the contract owner's death (or in the case of joint owner's, until the first death). The amount received will be in the form of a withdrawal of contract value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single contract year in excess of the GAI it may result in a reduced GAI, as described below, and negatively impact your benefit. The method used to calculate the GAI is described below. Several examples to help show how this rider works are included in Appendix L.

THE BENEFIT DATE

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the contract anniversary following the 59/th/ birthday of the oldest owner (or the oldest annuitant in the case of a non-natural owner) or the rider effective date. The rider effective date is the rider issue date, if the rider is elected at issue, or the contract anniversary immediately following election, if the rider is elected after contract issue.

CALCULATING THE BENEFIT BASE

BENEFIT BASE MAXIMUM

The benefit base is subject to a maximum of $5,000,000. This applies to the initial benefit base, as well as increases due to the benefit base reset, benefit base enhancement, or the 200% benefit base guarantee.

INITIAL BENEFIT BASE

The initial benefit base will be set to the initial purchase payment if this rider is added when your contract is issued. If it is added on a subsequent contract anniversary, the initial benefit base will be equal to the contract value on the rider effective date. Subsequent purchase payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below.

BENEFIT BASE RESET

On each reset date the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Ovation II-Single exceeds your current rider charge and the benefit base increases to the contract value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled 'Contract Charges and Fees' for additional details on the charges for this rider.

You may elect to decline the rider charge increase. DECLINING THE RIDER CHARGE INCREASE WILL RESULT IN NO INCREASE TO THE BENEFIT BASE. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases.

BENEFIT BASE ENHANCEMENT

On each contract anniversary, for the first 10 years following the rider effective date, after each contract year in which there have been no withdrawals, we will take the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, and increase that amount by 6%. If the resulting amount is greater than the current benefit base, following any applicable benefit base reset, it will become the new benefit base. If you take a withdrawal during the first 10 contract years following the rider effective date, you will not receive the benefit base enhancement for any contract year in which you took a withdrawal. The 10-year period for which you are eligible for a benefit base enhancement will not be extended for years in which you take a withdrawal and are no longer eligible for the benefit base enhancement. Because rider charges apply to the greater of the benefit base or contract value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the enhancement.

200% BENEFIT BASE GUARANTEE

On the later of the 10/th/ contract anniversary following the rider effective date, or the contract anniversary on or following the 70/th/ birthday of the oldest owner (or the oldest annuitant in the case of a non-natural owner), if no withdrawals have been taken from the contract, the 200% benefit base guarantee is equal to the sum of (a), (b), and (c), where:

   (a) is 200% of the initial benefit base,

   (b) is 200% of all subsequent purchase payments made in the one year following the rider effective date, and

   (c) is 100% of all subsequent purchase payments made after the first contract anniversary following the rider effective date.

If the 200% benefit base guarantee is greater than the current benefit base, following any applicable benefit base reset or benefit base enhancement, it will become the new benefit base. THE BENEFIT BASE AFTER ADJUSTMENT REMAINS SUBJECT TO THE BENEFIT BASE MAXIMUM OF $5,000,000. Accordingly, if your initial benefit base is over $2,500,000, you would not receive the full value of the 200% benefit base guarantee because 200% of the initial benefit base would exceed the $5,000,000 benefit base maximum. In that case, your benefit base would be adjusted to $5,000,000. IF YOU TAKE A WITHDRAWAL ON OR BEFORE THE DATE YOUR BENEFIT BASE IS ELIGIBLE FOR THE 200% BENEFIT BASE GUARANTEE, THE 200% BENEFIT BASE GUARANTEE TERMINATES WITHOUT VALUE. This means that you will not receive the 200% benefit base guarantee. Because rider charges apply to the greater of the benefit base or contract value, the benefit base adjustment may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the adjustment. See Appendix L for examples of how the benefit base adjustment is calculated.

CALCULATING THE GAI

The initial GAI will be equal to the benefit base on the rider effective date multiplied by the annual income percentage (described below) based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the rider effective date.

On each reset date the GAI will be reset to the greater of (a) or (b) where:

   (a) is the GAI immediately prior to the reset date, and

   (b) is equal to (1) multiplied by (2) where:

       (1) is the benefit base on the reset date, after all applicable benefit base adjustments described above, and

       (2) is the annual income percentage based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the reset date.

The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. Subsequent purchase payments and withdrawals will adjust the GAI as described below. See Appendix L for examples of how the GAI is calculated.

THE ANNUAL INCOME PERCENTAGE

The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the oldest owner on the rider effective date, date of the purchase payment or reset date. If the owner of this contract is other than a natural person, such as a trust or other similar entity, the annual income percentage is determined based on the age of the oldest annuitant.

                         AGE        ANNUAL INCOME PERCENTAGE
                         ---        ------------------------
                    through age 64            4.5%
                        65-74                 5.0%
                        75-79                 5.5%
                         80+                  6.5%



See Appendix L for examples of how the annual income percentage is used to determine the GAI.

GAI ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent purchase payments. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the applicable annual income percentage shown above, based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the date the subsequent purchase payment is credited to the contract, subject to the maximum GAI immediately following a subsequent purchase payment described below.

The GAI immediately following a subsequent purchase payment is subject to a maximum of (a) multiplied by (b) where:

   (a) is the benefit base maximum of $5,000,000, and

   (b) is the annual income percentage based on the applicable age as of the date the subsequent purchase payment is credited to the contract.

We may limit subsequent purchase payments after the first contract year following the rider effective date to a cumulative total of $25,000, without our prior consent. See Appendix L for examples of how the GAI is adjusted for subsequent purchase payments.

WITHDRAWALS

You should consider the following before taking a withdrawal under this contract or rider:

  . Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

  . Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

  . A withdrawal which causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the contract value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . If you decide to apply an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled 'Annuitization Benefits and Options' if you are considering annuitizing your contract.

  . A withdrawal taken prior to the date your benefit base is eligible for the 200% benefit base guarantee adjustment will result in you not being eligible for such adjustment, as described above.

  . Any provision in your annuity requiring there be a minimum contract value following any withdrawal is waived while this rider is in effect.

If you choose the CustomChoice Allocation Option, any withdrawals you take will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable sub-account in any proportion.

ADJUSTMENT FOR WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the withdrawal,

   (b) is the amount of the withdrawal, and

   (c) is the contract value immediately prior to the withdrawal.



The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

   (b) is the annual income percentage based on the applicable age as of the date of the withdrawal.

ADJUSTMENT FOR WITHDRAWALS TAKEN AFTER THE BENEFIT DATE

Each contract year after the benefit date you may withdraw an amount less than or equal to the GAI or, if the contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the contract value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the remaining GAI may not be carried forward to future contract years.

Any amount you withdraw in a single contract year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the contract value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:

The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the excess portion of the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by
(c) where:

   (a) is the GAI prior to the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

See Appendix L for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that contract year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2012 contract year ending March 31, 2013 is $5,000. The RMDs for calendar years 2012 and 2013 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2012 and $2,000 in the first quarter of calendar year 2013, then the owner will have withdrawn $6,500 for the 2012 contract year (April 1 to March 31). Since the sum of the owner's withdrawals for the 2012 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2013, he or she takes it in the last quarter of 2012. In that case, the withdrawals for the contract year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note -- the last withdrawal makes the total withdrawals for the year exceed the RMD amount. See Example #6 of Appendix L for an example of how an excess withdrawal is calculated.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

   (a) 100% allocation among allowable sub-accounts, or

   (b) 100% allocation to the CustomChoice Allocation Option.

(A) CURRENT ALLOWABLE SUB-ACCOUNTS: When you elect the Ovation II rider, only certain sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as "allowable sub-accounts." The allowable sub-accounts currently include: Ivy Funds VIP Pathfinder Moderately Aggressive, Ivy Funds VIP Pathfinder Moderate, Ivy Funds VIP Pathfinder Moderately Conservative, Ivy Funds VIP Pathfinder Conservative. Each of the Ivy Funds VIP Pathfinder Portfolios is a "Fund of Funds", which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Funds Variable Insurance Portfolios prospectus which is attached to this Prospectus.

(B) THE CUSTOMCHOICE ALLOCATION OPTION: This option requires that you allocate purchase payments or your contract value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled 'Description of the Contract.'

The Ivy Funds VIP Pathfinder Portfolios and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with Ovation II-Single.

AUTOMATIC PAYMENT PHASE

If the contract value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that if the contract enters the automatic payment phase, you will no longer be eligible for a benefit base reset, benefit base enhancement, or the 200% benefit base guarantee. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of any owner. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of any owner, this rider terminates and no further benefits are payable under this rider.

ANNUITY PAYMENTS UNDER OVATION II-SINGLE

If you elect to receive annuity payments, you may apply your available contract value to any annuity payment option in accordance with your contract terms. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled 'Annuitization Benefits and Options' if you are considering annuitizing your contract.

If annuity payments are required to begin, the Ovation II-Single rider allows you to elect from an additional annuity payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the contract owner or any joint owner. Annuity payments are required to begin on the maturity date. Please see the section entitled 'Electing the Retirement Date and Annuity Option' for further details on the maturity date and the required beginning of annuity payments.

RIDER TERMINATION

Once you elect the Ovation II-Single rider, you may not elect to cancel it.

The rider will automatically terminate at the earliest of:

   (a) termination or surrender of the contract (Note -- a withdrawal that reduces the contract value to zero and causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

   (b) any change of owner or joint owner after the rider effective date, or in the case of a non-natural owner, any change of annuitant or joint annuitant after the rider effective date; or

   (c) the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

   (d) the death of the owner or joint owner, or in the case of a non-natural owner, the death of the annuitant or joint annuitant.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

OVATION LIFETIME INCOME II-JOINT (OVATION II-JOINT) OPTION

Ovation II-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Ovation II-Single, however, this rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the lifetime of two "Designated Lives" regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero or pursuant to the automatic payment phase if the contract value is zero. See Appendix L for examples of how the benefit base and GAI are calculated.

Ovation II-Joint does not guarantee investment gains or a minimum contract value. Because the GAI is paid in the form of a withdrawal until your contract value reaches zero, our obligation to pay you more than your contract value will only arise if your entire contract value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:

  . Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.

  . The maximum benefit base under this rider is $5,000,000. If you make large purchase payments, you may not realize the full benefit of the increases in benefit base provided by this rider.

  . Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts or any other contract feature impacted by a withdrawal.

  . You may elect this rider at the time the contract is issued or within 30 days prior to any contract anniversary as long as this benefit is available for purchase by new customers. The rider will be effective on either the rider issue date, if elected at the time the contract is issued, or the contract anniversary immediately following election, also known as the rider effective date.

  . If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.

  . If you take any withdrawals from the contract prior to the 10/th/ contract anniversary following the rider effective date, or prior to the contract anniversary on or following the 70/th/ birthday of the youngest Designated Life (as defined below), whichever is later, you will not be eligible for the 200% benefit base guarantee and will reduce the benefit available with this rider.

  .  Once you elect this option you may not cancel it.

  . The oldest Designated Life must be age 80 or younger at the time the rider becomes effective.

  . Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

  . You may not elect this rider if you have selected the Premier Death Benefit, 5% Death Benefit Increase, Estate Enhancement Benefit or in combination with any other living benefit.

  . After the first contract year following the rider effective date, subsequent purchase payments are limited to a cumulative total of $25,000, without our prior consent.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent's named beneficiary.

  . This rider may not be available under certain employer-sponsored qualified plans.

DESIGNATED LIFE, JOINT DESIGNATED LIFE AND DESIGNATED LIVES

The "Designated Life" is the owner of the contract, or the annuitant in the case of a non-natural owner, unless otherwise agreed to by us. The "Joint Designated Life" is either the joint owner, joint annuitant if a non-natural owner, or the sole primary beneficiary on the contract, unless otherwise agreed to by us. The Joint Designated Life must be the spouse (as defined by federal law) of the Designated Life. All references to "Designated Lives" will mean both the Designated Life and Joint Designated Life. The Designated Life and Joint Designated Life will be used to determine the benefits under the Ovation II-Joint option. The Designated and Joint Designated Life will be shown on your contract rider. The Ovation II-Joint rider is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse's status under federal law.

THE BENEFIT

This rider guarantees that in each contract year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both Designated Lives. The amount received will be in the form of a withdrawal of contract value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single contract year in excess of the GAI it may result in a reduced GAI, as described below, and negatively impact your benefit. The method used to calculate the GAI is described below. Several examples to help show how the benefit base and GAI are calculated are included in Appendix L.

THE BENEFIT DATE

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the contract anniversary following the 59/th/ birthday of the youngest Designated Life, or the rider effective date. The rider effective date is the rider issue date, if the rider is elected at issue, or the contract anniversary immediately following election, if the rider is elected after contract issue.

CALCULATING THE BENEFIT BASE

BENEFIT BASE MAXIMUM

The benefit base is subject to a maximum of $5,000,000. This applies to the initial benefit base, as well as increases due to the benefit base reset, benefit base enhancement, or the 200% benefit base guarantee.

INITIAL BENEFIT BASE

The initial benefit base will be set to the initial purchase payment if this rider is added when your contract is issued. If it is added on a subsequent contract anniversary, the initial benefit base will be equal to the contract value on the rider effective date. Subsequent purchase payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below.

BENEFIT BASE RESET

On each reset date the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Ovation II-Joint exceeds your current rider charge and the benefit base increases to the contract value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled 'Contract Charges and Fees' for additional details on the charges for this rider.

You may elect to decline the rider charge increase. DECLINING THE RIDER CHARGE INCREASE WILL RESULT IN NO INCREASE TO THE BENEFIT BASE. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases.

BENEFIT BASE ENHANCEMENT

On each contract anniversary, for the first 10 years following the rider effective date, after each contract year in which there have been no withdrawals, we will take the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, and increase that amount by 6%. If the resulting amount is greater than the current benefit base, following any applicable benefit base reset, it will become the new benefit base. If you take a withdrawal during the first 10 contract years following the rider effective date, you will not receive the benefit base enhancement for any contract year in which you took a withdrawal. The 10-year period for which you are eligible for a benefit base enhancement will not be extended for years in which you take a withdrawal and are no longer eligible for the benefit base enhancement. Because rider charges apply to the greater of the benefit base or contract value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the enhancement.

200% BENEFIT BASE GUARANTEE

On the later of the 10/th/ contract anniversary following the rider effective date, or the contract anniversary on or following the 70/th/ birthday of the youngest Designated Life, if no withdrawals have been taken from the contract, the 200% benefit base guarantee is equal to the sum of (a), (b), and (c), where:

   (a) is 200% of the initial benefit base,

   (b) is 200% of all subsequent purchase payments made in the one year following the rider effective date, and

   (c) is 100% of all subsequent purchase payments made after the first contract anniversary following the rider effective date.

If the 200% benefit base guarantee is greater than the current benefit base, following any applicable benefit base reset or benefit base enhancement, it will become the new benefit base. THE BENEFIT BASE AFTER ADJUSTMENT REMAINS SUBJECT TO THE BENEFIT BASE MAXIMUM OF $5,000,000. Accordingly, if your initial benefit base is over $2,500,000, you would not receive the full value of the 200% benefit base guarantee because 200% of the initial benefit base would exceed the $5,000,000 benefit base maximum. In that case, your benefit base would be adjusted to $5,000,000. IF YOU TAKE A WITHDRAWAL ON OR BEFORE THE DATE YOUR BENEFIT BASE IS ELIGIBLE FOR THE 200% BENEFIT BASE GUARANTEE, THE 200% BENEFIT BASE GUARANTEE TERMINATES WITHOUT VALUE. This means that you will not receive the 200% benefit base guarantee. Because rider charges apply to the greater of the benefit base or contract value, the benefit base adjustment may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the adjustment. See Appendix L for examples of how the benefit base adjustment is calculated.

CALCULATING THE GAI

The initial GAI will be equal to the benefit base on the rider effective date multiplied by the annual income percentage (described below) based on the age of the youngest Designated Life as of the rider effective date.

On each reset date the GAI will be reset to the greater of (a) or (b) where:

   (a) is the GAI immediately prior to the reset date, and

   (b) is equal to (1) multiplied by (2) where:

       (1) is the benefit base on the reset date, after all applicable benefit base adjustments described above, and

       (2) is the annual income percentage based on the age of the youngest Designated Life as of the reset date.

The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. Subsequent purchase payments and withdrawals will adjust the GAI as described below. See Appendix L for examples of how the GAI is calculated.

THE ANNUAL INCOME PERCENTAGE

The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the youngest Designated Life on the rider effective date, date of the purchase payment or reset date.



                         AGE        ANNUAL INCOME PERCENTAGE
                         ---        ------------------------
                    through age 64            4.0%
                        65-74                 4.5%
                        75-79                 5.0%
                         80+                  6.0%



See Appendix L for examples of how the annual income percentage is used to determine the GAI.

GAI ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent purchase payments. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the applicable annual income percentage shown above, based on the age of the youngest Designated Life as of the date the subsequent purchase payment is credited to the contract, subject to the maximum GAI immediately following a subsequent purchase payment described below.

The GAI immediately following a subsequent purchase payment is subject to a maximum of (a) multiplied by (b) where:

   (a) is the benefit base maximum of $5,000,000, and

   (b) is the annual income percentage based on the applicable age as of the date the subsequent purchase payment is credited to the contract.

We may limit subsequent purchase payments after the first contract year following the rider effective date to a cumulative total of $25,000, without our prior consent. See Appendix L for examples of how the GAI is adjusted for subsequent purchase payments.

WITHDRAWALS

You should consider the following before taking a withdrawal under this contract or rider:

  . Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

  . Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

  . A withdrawal which causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the contract value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . If you decide to apply an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled 'Annuitization Benefits and Options' if you are considering annuitizing your contract.

  . A withdrawal taken prior to the date your benefit base is eligible for the 200% benefit base guarantee adjustment will result in you not being eligible for such adjustment, as described above.

  . Any provision in your annuity requiring there be a minimum contract value following any withdrawal is waived while this rider is in effect.

If you choose the CustomChoice Allocation Option, any withdrawals you take will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable sub-account in any proportion.

ADJUSTMENT FOR WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the withdrawal,

   (b) is the amount of the withdrawal, and

   (c) is the contract value immediately prior to the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

   (b) is the annual income percentage based on the applicable age as of the date of the withdrawal.

ADJUSTMENT FOR WITHDRAWALS TAKEN AFTER THE BENEFIT DATE

Each contract year after the benefit date you may withdraw an amount less than or equal to the GAI or, if the contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the contract value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the remaining GAI may not be carried forward to future contract years.

Any amount you withdraw in a single contract year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the contract value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:

The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the excess portion of the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by
(c) where:

   (a) is the GAI prior to the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

See Appendix L for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that contract year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2012 contract year ending March 31, 2013 is $5,000. The RMDs for calendar years 2012 and 2013 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2012 and $2,000 in the first quarter of calendar year 2013, then the owner will have withdrawn $6,500 for the 2012 contract year (April 1 to March 31). Since the sum of the owner's withdrawals for the 2012 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2013, he or she takes it in the last quarter of 2012. In that case, the withdrawals for the contract year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note -- the last withdrawal makes the total withdrawals for the year exceed the RMD amount. See Example #6 of Appendix L for an example of how an excess withdrawal is calculated.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

   (a) 100% allocation among allowable sub-accounts, or

   (b) 100% allocation to the CustomChoice Allocation Option.

(A) CURRENT ALLOWABLE SUB-ACCOUNTS: When you elect the Ovation II rider, only certain sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as "allowable sub-accounts." The allowable sub-accounts currently include: Ivy Funds VIP Pathfinder Moderately Aggressive, Ivy Funds VIP Pathfinder Moderate, Ivy Funds VIP Pathfinder Moderately Conservative, Ivy Funds VIP Pathfinder Conservative. Each of the Ivy Funds

VIP Pathfinder Portfolios is a "Fund of Funds", which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Funds Variable Insurance Portfolios prospectus which is attached to this Prospectus.

(B) THE CUSTOMCHOICE ALLOCATION OPTION: This option requires that you allocate purchase payments or your contract value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled 'Description of the Contract.'

The Ivy Funds VIP Pathfinder Portfolios and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with Ovation II-Joint.

AUTOMATIC PAYMENT PHASE

If the contract value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that if the contract enters the automatic payment phase, you will no longer be eligible for a benefit base reset, benefit base enhancement, or the 200% benefit base guarantee. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of both Designated Lives, this rider terminates and no further benefits are payable under this rider.

ANNUITY PAYMENTS UNDER OVATION II-JOINT

If you elect to receive annuity payments, you may apply your available contract value to any annuity payment option in accordance with your contract terms. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled 'Annuitization Benefits and Options' if you are considering annuitizing your contract.

If annuity payments are required to begin, the Ovation II-Joint rider allows you to elect from an additional annuity payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Annuity payments are required to begin on the maturity date. Please see the section entitled 'Electing the Retirement Date and Annuity Option' for further details on the maturity date and the required beginning of annuity payments.

SPOUSAL CONTINUATION

If the contract owner dies, the surviving spouse may elect to continue the contract and this rider provided the surviving spouse is the Joint Designated Life and this rider is in effect at the time of contract continuation. The GAI will be recalculated on the next reset date. If the surviving spouse elects to continue the contract and this rider, he or she will continue to be subject to the Ovation II-Joint rider charge.

RIDER TERMINATION

Once you elect the Ovation II-Joint rider, you may not elect to cancel it.

The rider will automatically terminate at the earliest of:

   (a) termination or surrender of the contract (Note -- a withdrawal that reduces the contract value to zero and causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

   (b) any change to a Designated Life after the rider effective date; or

   (c) the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

   (d) the date any death benefits are paid as a lump sum under the terms of the contract; or

   (e) the death of both Designated Lives.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

OVATION LIFETIME INCOME-SINGLE (OVATION-SINGLE) OPTION

EFFECTIVE MAY 15, 2012 OR SUCH LATER DATE AS OVATION II RIDERS ARE APPROVED BY YOUR STATE, THIS OPTION WILL NO LONGER BE AVAILABLE.

Ovation-Single is a guaranteed lifetime withdrawal benefit. This optional rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the contract owner's life, regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero or pursuant to the automatic payment phase if the contract value is zero. See Appendix K for examples of how this rider works.

Ovation-Single does not guarantee investment gains or a minimum contract value. Because the GAI is paid in the form of a withdrawal until your contract value reaches zero, our obligation to pay you more than your contract value will only arise if your entire contract value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:

  . Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.

  . The maximum benefit base under this rider is $5,000,000. If you make large purchase payments, you may not realize the full benefit of the increases in benefit base provided by this rider.

  . Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts or any other contract feature impacted by a withdrawal.

  . You may elect this rider at the time the contract is issued or within 30 days prior to any contract anniversary as long as this benefit is available for purchase by new customers. The rider will be effective on either the rider issue date, if elected at the time the contract is issued, or the contract anniversary immediately following election, also known as the rider effective date.

  . If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.

  . If you take any withdrawals from the contract prior to the 10/th/ contract anniversary following the rider effective date, or prior to the contract anniversary on or following the 70/th/ birthday of the oldest owner (or the oldest annuitant in the case of a non-natural owner), whichever is later, you will not be eligible for the 200% benefit base guarantee and will reduce the benefit available with this rider.

  .  Once you elect this option you may not cancel it.

  . The oldest contract owner (or annuitant if a non-natural contract owner) must be age 80 or younger at the time the rider becomes effective.

  . Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

  . You may not elect this rider if you have selected the Premier Death Benefit, 5% Death Benefit Increase, Estate Enhancement Benefit or in combination with any other living benefit.

  . After the first contract year following the rider effective date, subsequent purchase payments are limited to a cumulative total of $25,000, without our prior consent.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent's named beneficiary.

THE BENEFIT

This rider guarantees that in each contract year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the contract owner's death (or in the case of joint owner's, until the first death). The amount received will be in the form of a withdrawal of contract value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single contract year in excess of the GAI it may result in a reduced GAI, as described below, and negatively impact your benefit. The method used to calculate the GAI is described below. Several examples to help show how this rider works are included in Appendix K.

THE BENEFIT DATE

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the contract anniversary following the 59/th/ birthday of the oldest owner (or the oldest annuitant in the case of a non-natural owner) or the rider effective date. The rider effective date is the rider issue date, if the rider is elected at issue, or the contract anniversary immediately following election, if the rider is elected after contract issue.

CALCULATING THE BENEFIT BASE

BENEFIT BASE MAXIMUM

The benefit base is subject to a maximum of $5,000,000. This applies to the initial benefit base, as well as increases due to the benefit base reset, benefit base enhancement, or the 200% benefit base guarantee.

INITIAL BENEFIT BASE

The initial benefit base will be set to the initial purchase payment if this rider is added when your contract is issued. If it is added on a subsequent contract anniversary, the initial benefit base will be equal to the contract value on the rider effective date. Subsequent purchase payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below.

BENEFIT BASE RESET

On each reset date the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Ovation-Single exceeds your current rider charge and the benefit base increases to the contract value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled 'Contract Charges and Fees' for additional details on the charges for this rider.

You may elect to decline the rider charge increase. DECLINING THE RIDER CHARGE INCREASE WILL RESULT IN NO INCREASE TO THE BENEFIT BASE. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases until you provide a written request that you wish to reinstate benefit base increases. Any reinstatement request will take effect at the next reset date and your contract will be subject to current charges, not to exceed the maximum annual rider charge.

BENEFIT BASE ENHANCEMENT

On each contract anniversary prior to the first withdrawal, for a period up to 10 years following the rider effective date, we will take the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, and increase that amount by 6%. If the resulting amount is greater than the current benefit base, following any applicable benefit base reset, it will become the new benefit base. Because rider charges apply to the greater of the benefit base or contract value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the enhancement.

200% BENEFIT BASE GUARANTEE

On the later of the 10/th/ contract anniversary following the rider effective date, or the contract anniversary on or following the 70/th/ birthday of the oldest owner (or the oldest annuitant in the case of a non-natural owner), if no withdrawals have been taken from the contract, the 200% benefit base guarantee is equal to the sum of (a), (b), and (c), where:

   (a) is 200% of the initial benefit base,

   (b) is 200% of all subsequent purchase payments made in the one year following the rider effective date, and

   (c) is 100% of all subsequent purchase payments made after the first contract anniversary following the rider effective date.

If the 200% benefit base guarantee is greater than the current benefit base, following any applicable benefit base reset or benefit base enhancement, it will become the new benefit base. THE BENEFIT BASE AFTER ADJUSTMENT REMAINS SUBJECT TO THE BENEFIT BASE MAXIMUM OF $5,000,000. Accordingly, if your initial benefit base is over $2,500,000, you would not receive the full value of the 200% benefit base guarantee because 200% of the initial benefit base would exceed the $5,000,000 benefit base maximum. In that case, your benefit base would be adjusted to $5,000,000. IF YOU TAKE A WITHDRAWAL ON OR BEFORE THE DATE YOUR BENEFIT BASE IS ELIGIBLE FOR THE 200% BENEFIT BASE GUARANTEE, THE 200% BENEFIT BASE GUARANTEE TERMINATES WITHOUT VALUE. This means that you will not receive the 200% benefit base guarantee. Because rider charges apply to the greater of the benefit base or contract value, the benefit base adjustment may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the adjustment. See Appendix K for examples of how the benefit base adjustment is calculated.

CALCULATING THE GAI

The initial GAI will be equal to the benefit base on the rider effective date multiplied by the annual income percentage (described below) based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the rider effective date.

On each reset date the GAI will be reset to the greater of (a) or (b) where:

   (a) is the GAI immediately prior to the reset date, and

   (b) is equal to (1) multiplied by (2) where:

       (1) is the benefit base on the reset date, after all applicable benefit base adjustments described above, and

       (2) is the annual income percentage based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the reset date.

The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. Subsequent purchase payments and withdrawals will adjust the GAI as described below. See Appendix K for examples of how the GAI is calculated.

THE ANNUAL INCOME PERCENTAGE

The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the oldest owner on the rider effective date, date of the purchase payment or reset date. If the owner of this contract is other than a natural person, such as a trust or other similar entity, the annual income percentage is determined based on the age of the oldest annuitant.



                         AGE        ANNUAL INCOME PERCENTAGE
                         ---        ------------------------
                    through age 64            4.5%
                       65 - 74                5.0%
                       75 - 79                5.5%
                         80+                  6.5%



See Appendix K for examples of how the annual income percentage is used to determine the GAI.

GAI ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent purchase payments. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the applicable annual income percentage shown above, based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the date the subsequent purchase payment is credited to the contract, subject to the maximum GAI immediately following a subsequent purchase payment described below.

The GAI immediately following a subsequent purchase payment is subject to a maximum of (a) multiplied by (b) where:

   (a) is the benefit base maximum of $5,000,000, and

   (b) is the annual income percentage based on the applicable age as of the date the subsequent purchase payment is credited to the contract.

We may limit subsequent purchase payments after the first contract year following the rider effective date to a cumulative total of $25,000, without our prior consent. See Appendix K for examples of how the GAI is adjusted for subsequent purchase payments.

WITHDRAWALS

You should consider the following before taking a withdrawal under this contract or rider:

  . Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

  . Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

  . A withdrawal which causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the contract value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . If you decide to apply an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled 'Annuitization Benefits and Options' if you are considering annuitizing your contract.

  . A withdrawal taken prior to the date your benefit base is eligible for the 200% benefit base guarantee adjustment will result in you not being eligible for such adjustment, as described above.

  . Any provision in your annuity requiring there be a minimum contract value following any withdrawal is waived while this rider is in effect.

If you choose the CustomChoice Allocation Option, any withdrawals you take will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable sub-account in any proportion.

ADJUSTMENT FOR WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the withdrawal,

   (b) is the amount of the withdrawal, and

   (c) is the contract value immediately prior to the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

   (b) is the annual income percentage based on the applicable age as of the date of the withdrawal.

ADJUSTMENT FOR WITHDRAWALS TAKEN AFTER THE BENEFIT DATE

Each contract year after the benefit date you may withdraw an amount less than or equal to the GAI or, if the contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the contract value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the remaining GAI may not be carried forward to future contract years.

Any amount you withdraw in a single contract year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the contract value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:

The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the excess portion of the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by
(c) where:

   (a) is the GAI prior to the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

See Appendix K for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that contract year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2011 contract year ending March 31, 2012 is $5,000. The RMDs for calendar years 2011 and 2012 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2011 and $2,000 in the first quarter of calendar year 2012, then the owner will have withdrawn $6,500 for the 2011 contract year (April 1 to March 31). Since the sum of the owner's withdrawals for the 2011 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2012, he or she takes it in the last quarter of 2011. In that case, the withdrawals for the contract year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note -- the last withdrawal makes the total withdrawals for the year exceed the RMD amount. See Example #6 of Appendix K for an example of how an excess withdrawal is calculated.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

   (a) 100% allocation among allowable sub-accounts, or

   (b) 100% allocation to the CustomChoice Allocation Option.

(A) CURRENT ALLOWABLE SUB-ACCOUNTS:   When you elect this rider, only certain
sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as "allowable sub-accounts." The allowable sub-accounts currently include: Ivy Funds VIP Pathfinder Moderately Aggressive, Ivy Funds VIP Pathfinder Moderate, Ivy Funds VIP Pathfinder Moderately Conservative, Ivy Funds VIP Pathfinder Conservative. Each of the Ivy Funds VIP Pathfinder Portfolios is a "Fund of Funds", which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Funds Variable Insurance Portfolios prospectus which is attached to this Prospectus.

(B) THE CUSTOMCHOICE ALLOCATION OPTION: This option requires that you allocate purchase payments or your contract value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled 'Description of the Contract.'

The Ivy Funds VIP Pathfinder Portfolios and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with Ovation-Single.

AUTOMATIC PAYMENT PHASE

If the contract value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that if the contract enters the automatic payment phase, you will no longer be eligible for a benefit base reset, benefit base enhancement, or the 200% benefit base guarantee. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of any owner.

Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of any owner, this rider terminates and no further benefits are payable under this rider.

ANNUITY PAYMENTS UNDER OVATION-SINGLE

If you elect to receive annuity payments, you may apply your available contract value to any annuity payment option in accordance with your contract terms. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled 'Annuitization Benefits and Options' if you are considering annuitizing your contract.

If annuity payments are required to begin, the Ovation-Single rider allows you to elect from an additional annuity payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the contract owner or any joint owner. Annuity payments are required to begin on the maturity date. Please see the section entitled 'Electing the Retirement Date and Annuity Option' for further details on the maturity date and the required beginning of annuity payments.

RIDER TERMINATION

Once you elect the Ovation-Single rider, you may not elect to cancel it.

The rider will automatically terminate at the earliest of:

   (a) termination or surrender of the contract (Note -- a withdrawal that reduces the contract value to zero and causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

   (b) any change of owner or joint owner after the rider effective date, or in the case of a non-natural owner, any change of annuitant or joint annuitant after the rider effective date; or

   (c) the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

   (d) the death of the owner or joint owner, or in the case of a non-natural owner, the death of the annuitant or joint annuitant.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

OVATION LIFETIME INCOME-JOINT (OVATION-JOINT) OPTION

EFFECTIVE MAY 15, 2012 OR SUCH LATER DATE AS OVATION II RIDERS ARE APPROVED BY YOUR STATE, THIS OPTION WILL NO LONGER BE AVAILABLE.

Ovation-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Ovation-Single, however, this rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the lifetime of two "Designated Lives" regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero or pursuant to the automatic payment phase if the contract value is zero. See Appendix K for examples of how this rider works.

Ovation-Joint does not guarantee investment gains or a minimum contract value. Because the GAI is paid in the form of a withdrawal until your contract value reaches zero, our obligation to pay you more than your contract value will only arise if your entire contract value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:

  . Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.

  . The maximum benefit base under this rider is $5,000,000. If you make large purchase payments, you may not realize the full benefit of the increases in benefit base provided by this rider.

  . Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts or any other contract feature impacted by a withdrawal.

  . You may elect this rider at the time the contract is issued or within 30 days prior to any contract anniversary as long as this benefit is available for purchase by new customers. The rider will be effective on either the rider issue date, if elected at the time the contract is issued, or the contract anniversary immediately following election, also known as the rider effective date.

  . If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.

  . If you take any withdrawals from the contract prior to the 10/th/ contract anniversary following the rider effective date, or prior to the contract anniversary on or following the 70/th/ birthday of the youngest Designated Life (as defined below), whichever is later, you will not be eligible for the 200% benefit base guarantee and will reduce the benefit available with this rider.

  .  Once you elect this option you may not cancel it.

  . The oldest Designated Life must be age 80 or younger at the time the rider becomes effective.

  . Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

  . You may not elect this rider if you have selected the Premier Death Benefit, 5% Death Benefit Increase, Estate Enhancement Benefit or in combination with any other living benefit.

  . After the first contract year following the rider effective date, subsequent purchase payments are limited to a cumulative total of $25,000, without our prior consent.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent's named beneficiary.

  . This rider may not be available under certain employer-sponsored qualified plans.

DESIGNATED LIFE, JOINT DESIGNATED LIFE AND DESIGNATED LIVES

The "Designated Life" is the owner of the contract, or the annuitant in the case of a non-natural owner, unless otherwise agreed to by us. The "Joint Designated Life" is either the joint owner, joint annuitant if a non-natural owner, or the sole primary beneficiary on the contract, unless otherwise agreed to by us. The Joint Designated Life must be the spouse (as defined by federal law) of the Designated Life. All references to "Designated Lives" will mean both the Designated Life and Joint

Designated Life. The Designated Life and Joint Designated Life will be used to determine the benefits under the Ovation-Joint option. The Designated and Joint Designated Life will be shown on your contract rider. The Ovation-Joint rider is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse's status under federal law.

THE BENEFIT

This rider guarantees that in each contract year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both Designated Lives. The amount received will be in the form of a withdrawal of contract value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single contract year in excess of the GAI it may result in a reduced GAI, as described below, and negatively impact your benefit. The method used to calculate the GAI is described below. Several examples to help show how this rider works are included in Appendix K.

THE BENEFIT DATE

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the contract anniversary following the 59/th/ birthday of the youngest Designated Life, or the rider effective date. The rider effective date is the rider issue date, if the rider is elected at issue, or the contract anniversary immediately following election, if the rider is elected after contract issue.

CALCULATING THE BENEFIT BASE

BENEFIT BASE MAXIMUM

The benefit base is subject to a maximum of $5,000,000. This applies to the initial benefit base, as well as increases due to the benefit base reset, benefit base enhancement, or the 200% benefit base guarantee.

INITIAL BENEFIT BASE

The initial benefit base will be set to the initial purchase payment if this rider is added when your contract is issued. If it is added on a subsequent contract anniversary, the initial benefit base will be equal to the contract value on the rider effective date. Subsequent purchase payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below.

BENEFIT BASE RESET

On each reset date the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Ovation-Joint exceeds your current rider charge and the benefit base increases to the contract value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled 'Contract Charges and Fees' for additional details on the charges for this rider.

You may elect to decline the rider charge increase. DECLINING THE RIDER CHARGE INCREASE WILL RESULT IN NO INCREASE TO THE BENEFIT BASE. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases until you provide a written request that you wish to reinstate benefit base increases. Any reinstatement request will take effect at the next reset date and your contract will be subject to current charges, not to exceed the maximum annual rider charge.

BENEFIT BASE ENHANCEMENT

On each contract anniversary prior to the first withdrawal, for a period up to 10 years following the rider effective date, we will take the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, and increase that amount by 6%. If the resulting amount is greater than the current benefit base, following any applicable benefit base reset, it will become the new benefit base. Because rider charges apply to the greater of the benefit base or contract value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the enhancement.

200% BENEFIT BASE GUARANTEE

On the later of the 10/th/ contract anniversary following the rider effective date, or the contract anniversary on or following the 70/th/ birthday of the youngest Designated Life, if no withdrawals have been taken from the contract, the 200% benefit base guarantee is equal to the sum of (a), (b), and (c), where:

   (a) is 200% of the initial benefit base,

   (b) is 200% of all subsequent purchase payments made in the one year following the rider effective date, and

   (c) is 100% of all subsequent purchase payments made after the first contract anniversary following the rider effective date.

If the 200% benefit base guarantee is greater than the current benefit base, following any applicable benefit base reset or benefit base enhancement, it will become the new benefit base. THE BENEFIT BASE AFTER ADJUSTMENT REMAINS SUBJECT TO THE BENEFIT BASE MAXIMUM OF $5,000,000. Accordingly, if your initial benefit base is over $2,500,000, you would not receive the full value of the 200% benefit base guarantee because 200% of the initial benefit base would exceed the $5,000,000 benefit base maximum. In that case, your benefit base would be adjusted to $5,000,000. IF YOU TAKE A WITHDRAWAL ON OR BEFORE THE DATE YOUR BENEFIT BASE IS ELIGIBLE FOR THE 200% BENEFIT BASE GUARANTEE, THE 200% BENEFIT BASE GUARANTEE TERMINATES WITHOUT VALUE. This means that you will not receive the 200% benefit base guarantee. Because rider charges apply to the greater of the benefit base or contract value, the benefit base adjustment may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the adjustment. See Appendix K for examples of how the benefit base adjustment is calculated.

CALCULATING THE GAI

The initial GAI will be equal to the benefit base on the rider effective date multiplied by the annual income percentage (described below) based on the age of the youngest Designated Life as of the rider effective date.

On each reset date the GAI will be reset to the greater of (a) or (b) where:

   (a) is the GAI immediately prior to the reset date, and

   (b) is equal to (1) multiplied by (2) where:

       (1) is the benefit base on the reset date, after all applicable benefit base adjustments described above, and

       (2) is the annual income percentage based on the age of the youngest Designated Life as of the reset date.

The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. Subsequent purchase payments and withdrawals will adjust the GAI as described below. See Appendix K for examples of how the GAI is calculated.

THE ANNUAL INCOME PERCENTAGE

The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the youngest Designated Life on the rider effective date, date of the purchase payment or reset date.



                         AGE        ANNUAL INCOME PERCENTAGE
                         ---        ------------------------
                    through age 64            4.5%
                       65 - 74                5.0%
                       75 - 79                5.5%
                         80+                  6.5%



See Appendix K for examples of how the annual income percentage is used to determine the GAI.

GAI ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent purchase payments. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the applicable annual income percentage shown above, based on the age of the youngest Designated Life as of the date the subsequent purchase payment is credited to the contract, subject to the maximum GAI immediately following a subsequent purchase payment described below.

The GAI immediately following a subsequent purchase payment is subject to a maximum of (a) multiplied by (b) where:

   (a) is the benefit base maximum of $5,000,000, and

   (b) is the annual income percentage based on the applicable age as of the date the subsequent purchase payment is credited to the contract.

We may limit subsequent purchase payments after the first contract year following the rider effective date to a cumulative total of $25,000, without our prior consent. See Appendix K for examples of how the GAI is adjusted for subsequent purchase payments.

WITHDRAWALS

You should consider the following before taking a withdrawal under this contract or rider:

  . Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

  . Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

  . A withdrawal which causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the contract value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . If you decide to apply an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled 'Annuitization Benefits and Options' if you are considering annuitizing your contract.

  . A withdrawal taken prior to the date your benefit base is eligible for the 200% benefit base guarantee adjustment will result in you not being eligible for such adjustment, as described above.

  . Any provision in your annuity requiring there be a minimum contract value following any withdrawal is waived while this rider is in effect.

If you choose the CustomChoice Allocation Option, any withdrawals you take will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable sub-account in any proportion.

ADJUSTMENT FOR WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the withdrawal,

   (b) is the amount of the withdrawal, and

   (c) is the contract value immediately prior to the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

   (b) is the annual income percentage based on the applicable age as of the date of the withdrawal.

ADJUSTMENT FOR WITHDRAWALS TAKEN AFTER THE BENEFIT DATE

Each contract year after the benefit date you may withdraw an amount less than or equal to the GAI or, if the contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the contract value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the remaining GAI may not be carried forward to future contract years.

Any amount you withdraw in a single contract year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the contract value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:

The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the excess portion of the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by
(c) where:

   (a) is the GAI prior to the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

See Appendix K for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that contract year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2011 contract year ending March 31, 2012 is $5,000. The RMDs for calendar years 2011 and 2012 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2011 and $2,000 in the first quarter of calendar year 2012, then the owner will have withdrawn $6,500 for the 2011 contract year (April 1 to March 31). Since the sum of the owner's withdrawals for the 2011 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2012, he or she takes it in the last quarter of 2011. In that case, the withdrawals for the contract year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note -- the last withdrawal makes the total withdrawals for the year exceed the RMD amount. See Example #6 of Appendix K for an example of how an excess withdrawal is calculated.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

   (a) 100% allocation among allowable sub-accounts, or

   (b) 100% allocation to the CustomChoice Allocation Option.

(A) CURRENT ALLOWABLE SUB-ACCOUNTS:   When you elect this rider, only certain
sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as "allowable sub-accounts." The allowable sub-accounts currently include: Ivy Funds VIP Pathfinder Moderately Aggressive, Ivy Funds VIP Pathfinder Moderate, Ivy Funds VIP Pathfinder Moderately Conservative, Ivy Funds VIP Pathfinder Conservative. Each of the Ivy Funds VIP Pathfinder Portfolios is a "Fund of Funds", which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Funds Variable Insurance Portfolios prospectus which is attached to this Prospectus.

(B) THE CUSTOMCHOICE ALLOCATION OPTION: This option requires that you allocate purchase payments or your contract value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled 'Description of the Contract.'

The Ivy Funds VIP Pathfinder Portfolios and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with Ovation-Joint.

AUTOMATIC PAYMENT PHASE

If the contract value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that if the contract enters the automatic payment phase, you will no longer be eligible for a benefit base reset, benefit base enhancement, or the 200% benefit base guarantee. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of both Designated Lives, this rider terminates and no further benefits are payable under this rider.

ANNUITY PAYMENTS UNDER OVATION-JOINT

If you elect to receive annuity payments, you may apply your available contract value to any annuity payment option in accordance with your contract terms. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled 'Annuitization Benefits and Options' if you are considering annuitizing your contract.

If annuity payments are required to begin, the Ovation-Joint rider allows you to elect from an additional annuity payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Annuity payments are required to begin on the maturity date. Please see the section entitled 'Electing the Retirement Date and Annuity Option' for further details on the maturity date and the required beginning of annuity payments.

SPOUSAL CONTINUATION

If the contract owner dies, the surviving spouse may elect to continue the contract and this rider provided the surviving spouse is the Joint Designated Life and this rider is in effect at the time of contract continuation. The GAI will be recalculated on the next reset date. If the surviving spouse elects to continue the contract and this rider, he or she will continue to be subject to the Ovation-Joint rider charge.

RIDER TERMINATION

Once you elect the Ovation-Joint rider, you may not elect to cancel it.

The rider will automatically terminate at the earliest of:

   (a) termination or surrender of the contract (Note -- a withdrawal that reduces the contract value to zero and causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

   (b) any change to a Designated Life after the rider effective date; or

   (c) the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

   (d) the date any death benefits are paid as a lump sum under the terms of the contract; or

   (e) the death of both Designated Lives.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.


GUARANTEED INCOME PROVIDER BENEFIT (GIPB) OPTION

EFFECTIVE MARCH 1, 2010, THIS OPTION IS NO LONGER AVAILABLE.

The GIPB option is a type of guaranteed minimum income benefit. The GIPB option guarantees a stated or fixed, income payment in the pay-out phase of your annuity contract, for the annuity options set forth below. It is designed to help protect you against poor investment performance before annuitization of your contract. It does not however, guarantee a contract value or minimum return for any investment option or for the contract. All requests to elect this option must be in writing on a form provided by us.

  . If you do not intend to annuitize your contract, you will not receive the benefit of this option, and therefore this option may not be appropriate for you.

  . You may elect this option when your contract is issued or within 30 days following any contract anniversary date. The option will be effective on either the issue date or contract anniversary date.

  .  Once you elect this option you may not terminate or cancel the option.

  . The oldest contract owner, or oldest annuitant in the case where a non-natural person owns the contract, must be under age 76 at the time the contract is issued, in order to elect this option.

  .  You may not elect this option in combination with any other living benefit.

This option may be exercised by the contract owner on or within 30 days following a contract anniversary, after a 10 year waiting period from the effective date of the option. However, it may not be exercised after the contract anniversary following the earlier of the oldest annuitant's 90th birthday or the oldest contract owner's 90th birthday. After that date the option and associated charge will automatically terminate. If the owner is a non-natural person, the age of the oldest annuitant is the basis for determining the benefit.

If you wish to annuitize only a portion of your contract and invoke this option you may do so once, however, you must annuitize at least one-half of your contract value as of the date you elect to annuitize. To invoke this option at any other time you must annuitize your entire contract value. In addition, under the GIPB option, only a fixed annuity is available and only the following annuity options are available to you if you exercise the GIPB option:

  .  Option 1 - Life Annuity

  . Option 2 - Life Annuity with a Period Certain of 120 months (Option 2A), 180 months (Option 2B) or 240 months (Option 2C)

  .  Option 3 - Joint and Last Survivor Annuity

The GIPB option is equal to a fixed annuity payment amount. The fixed annuity payment amount is equal to the following formula: the Guaranteed Income Provider Basis, adjusted for any premium taxes not previously deducted, and applied to the annuity tables that accompany the GIPB option. The annuity tables that accompany the GIPB option supersede those annuity tables that were issued with your base contract, but only if you invoke the GIPB option. These tables are more conservative than those issued with the base contract. The dollar amount of the annuity payment will depend on the annuity option selected, the amount applied and the age of the annuitant (and joint annuitant if applicable).

THE GUARANTEED INCOME PROVIDER BASIS IS THE GREATER OF:

  . the Guaranteed Income Provider Highest Anniversary Value prior to the date annuity payments are elected, increased by any purchase payments and reduced using the reduction procedure for the Guaranteed Income Provider Highest Anniversary Value defined below for amounts withdrawn or annuitized since the previous Guaranteed Income Provider Highest Anniversary Value was determined; or

  .  the Guaranteed Income Provider 5% Increase Value.

THE GUARANTEED INCOME PROVIDER HIGHEST ANNIVERSARY VALUE IS EQUAL TO THE GREATER OF:

  .  the contract value; or

  . the previous Guaranteed Income Provider Highest Anniversary Value increased by any purchase payments and reduced using the reduction procedure for the Guaranteed Income Provider Highest Anniversary Value defined below for amounts withdrawn or annuitized since the previous Guaranteed Income Provider Highest Anniversary Value was determined.

The Guaranteed Income Provider Highest Anniversary Value will be determined on every contract anniversary starting with the contract anniversary on which this option was effective, up to and including the contract anniversary following your 85th birthday.

REDUCTION PROCEDURE FOR THE GUARANTEED INCOME PROVIDER HIGHEST ANNIVERSARY
VALUE:

A withdrawal or annuitization will reduce the Guaranteed Income Provider Highest Anniversary Value as follows:

(i) On a dollar-for-dollar basis if the cumulative withdrawal and annuitization amount, including the current withdrawal or annuitization, occurring during the current contract year is less than or equal to 5% of the Guaranteed Income Provider Highest Anniversary Value as of the most recent contract anniversary.

(ii)On a pro rata basis if the cumulative withdrawal and annuitization amount, including the current withdrawal or annuitization, occurring during the current contract year is greater than 5% of the Guaranteed Income Provider Highest Anniversary Value as of the most recent contract anniversary. The pro rata adjustment will reduce the Guaranteed Income Provider Highest Anniversary Value by the proportion that the current amount withdrawn or annuitized bears to the contract value just prior to the withdrawal or annuitization.

THE GUARANTEED INCOME PROVIDER 5% INCREASE VALUE IS EQUAL TO THE SUM OF:

  . the portion of the contract value in the general account and all of the guarantee periods of the Guaranteed Term Account; and

  . Purchase Payments and transfers into the variable annuity account reduced for withdrawals, annuitizations and transfers out of the variable annuity account using the reduction procedure defined below, accumulated to the earlier of the date annuity payments are elected or the contract anniversary following your 85th birthday at an interest rate of 5%, compounded annually.

Please note, after the contract anniversary following your 85th birthday, the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value will not increase further. Any amounts withdrawn, annuitized or transferred out of the variable annuity account will reduce the value using the reduction procedure for the Guaranteed Income Provider 5% Increase Value, as described below.

REDUCTION PROCEDURE FOR THE GUARANTEED INCOME PROVIDER 5% INCREASE VALUE:

A withdrawal, annuitization, or transfer out of the General Account or the Guaranteed Term Account will reduce the Guaranteed Income Provider 5% Increase Value on a dollar for dollar basis.

A withdrawal, annuitization, or transfer out of the variable annuity account will reduce the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value as follows:

(i) On a dollar-for-dollar basis if the cumulative withdrawal, annuitization, and transfer out amount from the variable annuity account, including the current withdrawal, annuitization, or transfer from the variable annuity account, occurring during the current contract year is less than or equal to 5% of the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value as of the most recent contract anniversary.

(ii)On a pro rata basis if the cumulative withdrawal, annuitization, and transfer out amount; including the current withdrawal, annuitization, or transfer from the variable annuity account; occurring during the current contract year is greater than 5% of the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value as of the most recent contract anniversary. The pro rata adjustment will reduce the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value by the proportion that the current amount withdrawn, annuitized, or transferred out of the variable annuity account bears to the contract value in the variable annuity account just prior to the withdrawal, annuitization, or transfer.

At no time shall either the Guaranteed Income Provider Highest Anniversary Value or the Guaranteed Income Provider 5% Increase Value exceed 200% of the sum of the contract value as of the effective date of the option, plus any subsequent purchase payments received more than 12 months prior to the date annuity payments are elected, adjusted pro rata for subsequent withdrawals and annuitizations.

Where joint owners exist, there will be no further Guaranteed Income Provider Highest Anniversary Values determined or accumulation of the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value after the contract anniversary following the 85th birthday of the oldest joint owner. After the death of the first joint owner, determination of new Guaranteed Income Provider Highest Anniversary Values and accumulation of the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value may resume if the surviving joint owner continues the contract.

If a surviving spouse elects to assume his or her deceased spouse's contract, this option and its associated charge will continue to be effective and based upon the new owner's age as long as it is less than or equal to age 90. In the event the surviving spouse's age is greater than 90, the option and its charge will automatically terminate.

This option and its associated charge will also terminate automatically in the following circumstances:

  .  the contract is fully annuitized;

  .  the contract is terminated or surrendered; or

  . the contract anniversary following the oldest contract owner or annuitant's 90th birthday.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) OPTION

EFFECTIVE MAY 15, 2009, THIS OPTION IS NO LONGER AVAILABLE.

This contract option provides for a guarantee that allows a contract owner to withdraw an amount from the contract each contract year up to a specified maximum amount, known as the Guaranteed Annual Withdrawal, until the Guaranteed Withdrawal Benefit is reduced to zero. If you withdraw amount(s) in excess of the Guaranteed Annual Withdrawal, you will reduce the benefit you receive with this contract option.

  . Election of this option may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you. Amounts taken under the GMWB will first be taken from your contract value as described below. Our obligation to pay you more than your contract value will only arise in certain circumstances. Therefore, as you consider election of this option you should consider whether the value of the benefit and the level of protection that the option provides you, along with its costs, are consistent with your financial objectives and the assurances you are seeking.

  . You may elect this option at the time your contract is issued or within 30 days prior to any contract anniversary. The option will be effective on either the issue date or contract anniversary date, also known as the GMWB effective date.

  . Beginning 7 years after the GMWB effective date, you may elect to terminate this option by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date and no further benefit will be available.

  . Your entire contract value must be allocated to one of the lvy Funds VIP Pathfinder portfolios, while this option is in effect.

  . The oldest contract owner (or annuitant, if a non-natural contract owner) must be under age 81 at the time the rider becomes effective.

  . You may not elect this contract option if you have selected either the 5% Death Benefit Increase or the Premier Death Benefit optional death benefits for your contract. In addition, you may not elect this contract option in combination with any other living benefit.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account.

The GMWB option is designed to provide a benefit that guarantees the contract owner a minimum withdrawal amount, regardless of underlying sub-account performance, during the contract's deferral period. This option does not guarantee any investment gains nor does it guarantee any lifetime income payments. Several examples to help show how this option works are included in Appendix E.

In each contract year, you may withdraw up to the Guaranteed Annual Withdrawal
(GAW) from your contract until the Guaranteed Withdrawal Benefit (GWB) is reduced to zero. The method used to calculate the GAW and the GWB is described below.

This contract option also provides for an opportunity in certain cases to increase the GWB or reset the GWB amount as described further below in the sections entitled: "Guaranteed Withdrawal Benefit Enhancement" and "Guaranteed Withdrawal Benefit Reset Option".

CALCULATING THE INITIAL GWB AND GAW

The GWB for your contract will be equal to the initial purchase payment if this option is added when your contract is issued. If the option is added on a subsequent contract anniversary, the initial GWB will be equal to the contract value on the effective date of the option. The GWB is subject to a maximum of $5,000,000 at all times. The initial GAW for your contract will be equal to 7% of the GWB.

Once these initial amounts are established they will remain the same until there is a subsequent purchase payment, withdrawal, withdrawals exceed the GAW in a contract year, or as otherwise described below.

ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

The GWB will be increased by the amount of any subsequent purchase payments. The GAW will be recalculated and will be equal to the greater of: (a) GAW prior to the purchase payment; or (b) 7% of the new GWB determined at the time the subsequent purchase payment is applied. After the first contract year following the GMWB effective date we restrict the application of subsequent purchase payments to the GWB to $100,000 without our prior written approval. Currently this restriction is being waived.

ADJUSTMENTS FOR WITHDRAWALS

Each contract year you may withdraw an amount less than or equal to the GAW. Such withdrawals will reduce the contract value and the GWB by the amount of the withdrawal, but will not reduce the GAW. If withdrawals in any contract year are less than the GAW, the additional amount may not be carried forward to future contract years. Withdrawals will be taken pro rata from your values in the general account and each sub-account of the variable annuity account. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the GWB and GAW.

Withdrawals in excess of the GAW or the Required Minimum Distribution (RMD) for this contract (whichever might be greater) if part of a tax qualified plan, in any one contract year, will cause both the GWB and GAW to be recalculated. In that case, the GWB will be reduced to the lesser of:

(a) the contract value after the excess withdrawal; or

(b) the GWB prior to the excess withdrawal less the amount of the withdrawal.

The GAW will also be adjusted to equal the lesser of:

(a) GAW prior to the withdrawal; or

(b) the greater of either:

   (i) 7% of the recalculated GWB; or

   (ii)7% of the current contract value after the withdrawal.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract and any riders to meet any required minimum distribution requirement for this contract, pursuant to the Internal Revenue Code and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. For a given amount of excess withdrawal, the lower the contract value, the greater the reduction in GWB.

If the contract value is reduced to zero and the GWB immediately after the withdrawal is greater than zero, the contract will enter the automatic payment phase. During this phase, no additional purchase payments may be made and all other contract features, benefits, and guarantees except the guarantees provided by this rider are terminated. You may elect to receive the GAW at any frequency offered by us, but no less frequently than annually, until the GWB reaches zero. Once selected, the frequency may not be changed without our prior consent. If you die before the GWB reaches zero, the remaining payments will be made to your beneficiaries. When the GWB reaches zero, this rider terminates and no further benefits are payable.

At our discretion, we may elect to pay you a lump sum in lieu of future periodic withdrawals. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the "Interest Rate Swap" rates as reported in the Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract. Please remember that withdrawals under the GMWB are treated like any other contract withdrawals for purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences. For IRAs or other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to satisfy minimum required distribution requirements. Such withdrawals may exceed the GAW amount which could quickly and substantially decrease your GWB. IN A DECLINING MARKET, WITHDRAWALS THAT EXCEED THE GAW MAY SUBSTANTIALLY REDUCE YOUR GWB AND GAW.

GUARANTEED WITHDRAWAL BENEFIT ENHANCEMENT

If you do not take any withdrawals during the first three years after the GMWB effective date, your GWB will be increased on the third contract anniversary following the GMWB effective date. The GWB will be increased by an amount equal to 10% of the total of the purchase payments received within 12 months of the GMWB effective date. The GAW will be increased to 7% of the recalculated GWB.

GUARANTEED WITHDRAWAL BENEFIT RESET OPTION

Beginning with the third contract anniversary following the GMWB effective date and prior to your 81st birthday, you may elect to reset your GWB to your current contract value, if higher. IF YOU ELECT TO RESET THE GWB, THE RIDER CHARGE WILL BE INCREASED TO THE THEN CURRENT CHARGE FOR EACH CLASS OF GMWB RIDERS. In addition, a three year waiting period will be required before you may elect another reset. Your written request to elect to reset your GWB must be received by us within 30 days prior to the applicable contract anniversary. The GAW will also be re-calculated at this time and will be equal to the greater of (a) the GAW prior to the reset, or (b) 7% of the reset GWB amount. You must request your election of the reset in writing in a form satisfactory to us, within 30 days prior to the contract anniversary.

SUB-ACCOUNT ALLOCATION

Effective May 1, 2008 and while this rider is in effect, your full contract value must be allocated to any combination of the permitted Pathfinder portfolios. The Ivy Funds VIP Pathfinder Moderate portfolio, Ivy Funds VIP Pathfinder Moderately Conservative portfolio or Ivy Funds VIP Pathfinder Conservative portfolio all may be used with this rider. The contract owner may elect to change their allocation among these Ivy Funds VIP Pathfinder portfolios which have been approved by us for use with this optional benefit. We reserve the right to add, delete or modify the portfolios which may be used.

If this rider is elected after the contract is issued, your contract value will be reallocated to the Ivy Funds VIP Pathfinder portfolios you elect on the valuation date coincident with or next following the day the rider is effective.

Each of the Ivy Funds VIP Pathfinder portfolios is a "Fund of Funds" which means that each Ivy Funds VIP Pathfinder portfolio will seek to achieve its particular level of risk/return by investing substantially all of its assets in other mutual funds in Funds, Inc. and short-term investments in varying combinations and percentage amounts to achieve each Ivy Funds VIP Pathfinder portfolio's particular investment objective. A detailed discussion of each Ivy Funds VIP Pathfinder portfolio's allocations, objectives and risks may be found in the portfolio's prospectus.

The Ivy Funds VIP Pathfinder portfolios are intended to provide various levels of potential capital appreciation at various levels of risk. Each of the Ivy Funds VIP Pathfinder portfolios is designed to provide a different asset allocation option corresponding to different investment goals ranging from the highest potential for growth with the highest amount of tolerance for risk, to the lowest potential for growth with the lowest amount of tolerance for risk, and the highest potential for income.

In selecting a Ivy Funds VIP Pathfinder portfolio, you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances.

If you were previously in another asset allocation "model" when you elected the option, you will not automatically be transferred, nor will you be required to transfer to these portfolios. You may keep your allocation as it currently is. If you elect to change your allocation it must be to one of these portfolios if you choose to change it.

EFFECT OF PAYMENT OF DEATH BENEFIT

If the contract owner dies before the GWB is reduced to zero and there is contract value, the beneficiary may elect to take the death benefit under the contract and the contract and this option will terminate.

Alternatively, the beneficiary may be able to elect to continue this option (and the contract) by taking withdrawals equal in an amount to the GAW annually, over a period no longer than the beneficiary's life expectancy. If the beneficiary elects to continue this option, the charges for this option will continue to apply. If withdrawals of the GAW annually would extend beyond the beneficiary's life expectancy, the beneficiary will not be able to elect to continue the rider and the GMWB will terminate and the beneficiary will be required to take the death benefit under the contract. Any option elected by the beneficiary must comply with Internal Revenue Code sections 72(s) and 401(a)(9), as applicable. A beneficiary may contact us for the life expectancy according to the mortality tables.

RIDER TERMINATION

Beginning seven contract years after the GMWB effective date the contract owner may elect to cancel this contract option. You must request the cancellation in writing within 30 days prior to the applicable contract anniversary in a form satisfactory to us. Once cancelled the GMWB may not be elected again until the next contract anniversary.

The contract option will automatically terminate at the earliest of the following:

  .  if the GWB is reduced to zero; or

  . if the contract to which this rider is attached is surrendered, applied to provide annuity payments, or otherwise terminated; or

  . if the contract's death benefits are paid as a lump sum to a beneficiary under the terms of the contract.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

ANNUITY PAYMENTS

On annuity commencement or when your contract reaches its maturity date, and if we have not agreed to an extension of the maturity date, your contract value will be applied to an annuity option you have selected and this contract option and its benefits will terminate. In the case of a partial annuitization, the amount of contract value applied to provide annuity payments will be treated as a withdrawal from the contract.

If the GMWB option is still in effect and annuity payments are required to begin, you may choose an additional annuity option. This annuity option provides a fixed annuity payment equivalent on an annual basis to your maximum GAW, until the GWB is reduced to zero, at which point annuity payments will cease. This option will generally be more favorable when your remaining benefit value is greater than the current contract value and you believe it is unlikely your contract value will exceed the remaining benefit value in the future. You should examine your circumstances and options carefully before making any election. You should consider requesting an annuitization illustration if you have any questions about which annuity option is appropriate for you.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB) OPTION

EFFECTIVE AUGUST 1, 2010, THIS OPTION IS NO LONGER AVAILABLE.

This contract option is designed to provide a benefit that guarantees the contract owner a minimum withdrawal amount, generally over their life regardless of underlying sub-account performance. It allows a contract owner to take withdrawals from their contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The annual GAI amount will be set based on the age of the oldest contract owner on the GLWB effective date and it will range from 4.0% to 6.0% of the Guaranteed Withdrawal Benefit (GWB). If you withdraw amount(s) in excess of the guaranteed amount you will reduce the benefit you receive under this contract option.

  . Election of this contract option may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you.

  . The oldest contract owner (or annuitant, if a non-natural contract owner) must be age 50 or over and must be under age 81 at the time the rider becomes effective.

  . You may elect this option at the time your contract is issued or within 30 days prior to any contract anniversary. The option will be effective on either the issue date or contract anniversary date, also known as the GLWB effective date.

  . Beginning 7 years after the GLWB effective date, you may elect to terminate this option by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date.

  . Your entire contract value must be allocated to one of the Ivy Funds VIP Pathfinder portfolios while this option is in effect.

  . You may not elect this contract option if you have selected the 5% Death Benefit Increase or the Premier Death Benefit optional death benefits or the Guaranteed Income Provider Benefit or the Guaranteed Minimum Withdrawal Benefit in the same contract.

  . After the first contact year following the GLWB effective date, subsequent purchase payments that may be applied to the GLWB option are limited to a total of $25,000 in the aggregate, without our prior consent. Currently this restriction is being waived.

  . This rider may not be purchased for use with a "stretch" IRA or other "decedent" type account.

The GLWB option is designed to provide a benefit that guarantees the contract owner an annual minimum withdrawal amount, regardless of underlying sub-account performance. In each contract year, you may withdraw up to the Guaranteed Annual Income (GAI) from your contract for the longer of: (a) the duration of the contract owner's life (or in the case of joint owners, the lifetime of the first joint owner to die), or (b) until the Guaranteed Withdrawal Benefit (GWB) is reduced to zero. The method used to calculate the GAI and the GWB is described below. This option does not guarantee any investment gains. Several examples to help show how this option works are included in Appendix F.

CALCULATING THE INITIAL GWB AND GAI

The GWB for your contract will be equal to the initial purchase payment if this option is added when your contract is issued. If the option is added on a subsequent contract anniversary, the initial GWB will be equal to the contract value on the effective date of the option. The GWB is subject to a maximum of $5,000,000 at all times.

The initial GAI for your contract will be equal to the GWB multiplied by the Annual Income Percentage shown below, which is based on the age of the oldest contract owner (or oldest annuitant in the case of a non-natural owner) at the GLWB effective date. Once these initial amounts are established they will remain the same until there is a subsequent purchase payment, withdrawal, a withdrawal that exceeds the GAI in a contract year, Guaranteed Annual Income Reset or as otherwise described below.

                         AGE    ANNUAL INCOME PERCENTAGE
                         ---    ------------------------
                       50 - 59            4.0%
                       60 - 69            5.0%
                       70 - 79            5.5%
                         80+              6.0%

These percentages apply for purchase payments, as well as the Guaranteed Annual Income Reset described later. When there are multiple purchase payments over several years, more than one Annual Income Percentage may apply for purposes of calculating the GAI. For example, if a purchase payment is made at age 58, the Annual Income Percentage that will apply to that payment is 4.0%. If a subsequent purchase payment is made at age 65, the Annual Income Percentage that applies to the subsequent payment is 5.0%. If there are withdrawals that exceed the GAI in any contract year, there will no longer be a single applicable Annual Income Percentage from this table since the GAI and GWB are adjusted based on the contract value at the time of the withdrawal(s).

ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

The GWB will be increased by the amount of any subsequent purchase payments as of the date the purchase payment is credited to the contract. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the applicable Annual Income Percentage shown above, based on the age of the oldest contract owner (or oldest annuitant in the case of a non-natural owner) as of the date the purchase payment is credited to the contract. After the first contract year following the GLWB effective date we restrict the application of subsequent purchase payments to the GWB and GAI to $25,000 in the aggregate without our prior written approval. Currently this restriction is being waived.

WITHDRAWALS

Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract. Please remember that withdrawals under the GLWB are treated like any other contract withdrawals for purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and which may have tax consequences.

ADJUSTMENTS FOR WITHDRAWALS LESS THAN THE GUARANTEED ANNUAL INCOME

Each contract year you may withdraw an amount less than or equal to the GAI. Such withdrawals will immediately reduce the contract value and the GWB by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the additional amount may not be carried forward to future contract years. Withdrawals will be taken pro rata from your values in the general account and each sub-account of the variable annuity account. If you decide to annuitize your contact in an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for purposes of adjusting the GWB and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

ADJUSTMENTS FOR WITHDRAWALS IN EXCESS OF THE GUARANTEED ANNUAL INCOME

Withdrawals in excess of the GAI or the Required Minimum Distribution (RMD) for this contract (whichever might be greater) if part of a qualified tax plan, in any one contract year, will cause both the GWB and GAI to be recalculated as follows:

The GWB will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

   (a) is the GWB immediately prior to the excess portion of the withdrawal,

   (b) is the excess portion of the excess withdrawal amount, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

   (a) is the GAI prior to the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract and any riders to meet any required minimum distribution requirement for this contract, pursuant to the Internal Revenue Code and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. For a given amount of excess withdrawal, the lower the contract value, the greater the reduction in GWB.

AUTOMATIC PAYMENT PHASE

If the contract value is reduced to zero, the contract will enter the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but no less frequently than annually, until the death of the contract owner or the death of any joint owner (or annuitant in the case of a non-natural owner). Once selected, the frequency may not be changed without our prior consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, and guarantees except the guarantees provided by this rider are terminated.

Upon the death of the contract owner or any joint owner (or annuitant in the case of a non-natural owner) before the GWB reaches zero, the GAI will be paid at least annually to your beneficiaries until the GWB reaches zero. When the GWB reaches zero, this rider terminates and no further benefits are payable. At our discretion, we may elect to pay your beneficiaries a lump sum in lieu of future periodic withdrawals. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the "Interest Rate Swap" rates as reported in the Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

GUARANTEED ANNUAL INCOME RESET

Beginning with the third contract anniversary following the GLWB effective date and every 3 years thereafter the GAI will go through a "Guaranteed Annual Income Reset" (GAI Reset) process. This

GAI Reset will occur automatically and the charge for the contract option will not change. The new GAI will be equal to the greater of (a) or (b) where:

 (a) isthe GAI immediately prior to the GAI reset; and

 (b) isan amount equal to: (1) multiplied by (2) where:

      1) isthe greater of the GWB or the contract value; and

      2) isthe Annual Income Percentage based on the age of the oldest owner, (or oldest annuitant if a non-natural owner), at the time of the GAI reset.

In no event however, will the new GAI be less than the old GAI. The GAI following the GAI Reset may be the same as before the GAI Reset even if the applicable Annual Income Percentage based on current age has increased.

In the event you are receiving systematic withdrawals, and the systematic withdrawal amount you are receiving is equal to some percentage of your GAI, referred to as the "percentage of GAI" option, and if the value of the GAI increases, then your systematic withdrawal amount will automatically increase. You may elect a fixed amount for your systematic withdrawal if you do not want your withdrawal amount to automatically increase.

SUB-ACCOUNT ALLOCATION

Effective May 1, 2008 and while this rider is in effect, your full contract value must be allocated to any combination of the permitted Ivy Funds VIP Pathfinder portfolios. The Ivy Funds VIP Pathfinder Moderate portfolio, Ivy Funds VIP Pathfinder Moderately Conservative portfolio or Ivy Funds VIP Pathfinder Conservative portfolio all may be used with this rider. The contract owner may elect to change their allocation among those Ivy Funds VIP Pathfinder portfolios which have been approved by us for use with this optional benefit. We reserve the right to add, delete or modify the portfolios which may be used.

If this rider is elected after the contract is issued, your contract value will be reallocated to the Ivy Funds VIP Pathfinder portfolios you elect on the valuation date coincident with or next following the day the rider is effective.

Each of the Ivy Funds VIP Pathfinder portfolios is a "Fund of Funds" which means that each Ivy Funds VIP Pathfinder portfolio will seek to achieve its particular level of risk/return by investing substantially all of its assets in other mutual funds in Ivy Funds Variable Insurance Portfolios, Inc. and short-term investments in varying combinations and percentage amounts to achieve each Ivy Funds VIP Pathfinder portfolio's particular investment objective. A detailed discussion of each Ivy Funds VIP Pathfinder portfolio's allocations, objectives and risks may be found in the portfolio's prospectus.

The Ivy Funds VIP Pathfinder portfolios are intended to provide various levels of potential capital appreciation at various levels of risk. Each of the Ivy Funds VIP Pathfinder portfolios is designed to provide a different asset allocation option corresponding to different investment goals ranging from the highest potential for growth with the highest amount of tolerance for risk, to the lowest potential for growth with the lowest amount of tolerance for risk, and the highest potential for income.

In selecting a Ivy Funds VIP Pathfinder portfolio, you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances.

If you were previously in another asset allocation "model" when you elected the option, you will not automatically be transferred, nor will you be required to transfer to these portfolios. You may keep your allocation as it currently is. If you elect to change your allocation it must be to one of these portfolios if you choose to change it.

EFFECT OF PAYMENT OF DEATH BENEFIT

At the death of the first contract owner (or first annuitant if a non-natural owner) and if the contract owner (or annuitant, as applicable) dies before the GWB is reduced to zero and there is contract value, the beneficiary may elect to receive the death benefit under the contract and the contract and this option will terminate.

Alternatively, the beneficiary may be able to elect to continue this option (and the contract) by taking withdrawals of the current GAI at least annually until the GWB is reduced to zero, over a period no longer than the beneficiary's life expectancy. No additional purchase payments may be made and no additional GAI Reset will occur. If the beneficiary elects to continue the GLWB option, the charges for this option will continue to apply. If your designated beneficiary is not your surviving spouse, and if withdrawals of the GAI annually would extend beyond the beneficiary's life expectancy, the beneficiary will not be able to elect to continue the rider and the GLWB will terminate and the beneficiary will be required to take the death benefit under the contract. Any option elected by the beneficiary must comply with Internal Revenue Code sections 72(s) and 401(a)(9), as applicable. A beneficiary may contact us for the life expectancy according to the mortality tables.

RIDER TERMINATION

Beginning seven contract years after the GLWB effective date the contract owner may elect to cancel this contract option. You must request the cancellation in writing within 30 days prior to the applicable contract anniversary in a form satisfactory to us. The termination effective date will be on the contract anniversary date. Once cancelled the GLWB may not be elected again until the next contract anniversary, subject to availability.

The GLWB option will automatically terminate at the earliest of the following:

  .  the date of termination or surrender of the contract, or

  . any change of the contract owner or joint contract owner after the GLWB effective date, or in the case of a non-natural owner, any change of the annuitant or joint annuitant after the GLWB effective date; or

  . the annuity commencement date where all remaining contract value has been applied to provide annuity payments; or

  . the date any death benefits are paid either as a lump sum or as an adjustment to the contract value under the terms of the contract; or

  . the date the GWB is reduced to zero following the death of the contract owner, the first joint owner, or in the case of a non-natural owner, the annuitant or any joint annuitant.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

ANNUITY PAYMENTS

On annuity commencement or when your contract reaches its maturity date, and if we have not agreed to an extension of the maturity date, your contract value will be applied to an annuity option you have selected and this contract option and its benefits will terminate. In case of a partial annuitization, the amount of contract value applied to provide annuity payments will be treated as a withdrawal from the contract.

If annuity payments are required to begin, you may also choose from an additional annuity option. The annuity option will provide a fixed annuity payment equivalent on an annual basis to your current GAI for the remainder of your life. This option will generally be more favorable when your remaining benefit value is greater than the current contract value and you believe it is unlikely your contract value will exceed the remaining benefit value in the future. You should examine your circumstances and options carefully before making any election. You should consider requesting an annuitization illustration if you have any questions about which annuity option is appropriate for you.



GUARANTEED LIFETIME WITHDRAWAL BENEFIT II-SINGLE (GLWB II-SINGLE) OPTION

EFFECTIVE MAY 15, 2009, THIS OPTION IS NO LONGER AVAILABLE.

This contract option is also designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, generally over the contract owner's life, regardless of underlying sub-account performance. Beginning on the later of the contract anniversary following the contract owner's 59/th/ birthday or the date this contract option is added, it allows a contract owner to take withdrawals from the contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The GAI amount will be 5% of the Guaranteed withdrawal Benefit described below.

  . Election of this contract option may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you.

  . Beginning 7 years after the GLWB II-Single effective date, you may elect to terminate this option by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date.

  . If you take withdrawals prior to the Benefit Date or in excess of the annual amount guaranteed, you will reduce the benefit you receive.

  . The oldest contract owner (or annuitant, if a non-natural contract owner) must be age 50 or over and must be under age 81 at the time the rider becomes effective.

  . You may elect this option at the time your contract is issued or within 30 days prior to any contract anniversary. The option will be effective on either the issue date or contract anniversary date, also known as the GLWB II-Single effective date.

  . Your entire contract value must be allocated to one of the Ivy Funds VIP Pathfinder portfolios while this option is in effect.

  . You may not elect this contract option if you have selected the 5% Death Benefit Increase, Premier Death Benefit optional death benefit or in combination with any other living benefit.

  . After the first contact year following the GLWB II-Single effective date, subsequent purchase payments that may be applied to the GLWB II-Single option are limited to a total of $25,000 in the aggregate, without our prior consent. Currently this restriction is being waived.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account.

The GLWB II-Single option is designed to provide a benefit that guarantees the contract owner an annual minimum withdrawal amount, regardless of underlying sub-account performance. In each contract year, beginning at the Benefit Date, you may withdraw up to the Guaranteed Annual

Income (GAI) from your contract for the longer of: (a) the duration of the contract owner's life (or in the case of joint owners, the lifetime of the first joint owner to die), or (b) until the Guaranteed Withdrawal Benefit (GWB) is reduced to zero.

The Benefit Date is the later of the contract anniversary following the 59th birthday of the oldest contract owner (or oldest annuitant, in the case of a non-natural owner) or the GLWB II-Single effective date. The method used to calculate the GAI and the GWB is described below. This option does not guarantee any investment gains. Several examples to help show how this option works are included in Appendix G.

CALCULATING THE INITIAL GWB AND GAI

The GWB for your contract will be equal to the initial purchase payment if this option is added when your contract is issued. If the option is added on a subsequent contract anniversary, the initial GWB will be equal to the contract value on the effective date of the option. The GWB is subject to a maximum of $5,000,000 at all times.

The initial GAI for your contract will be equal to 5% of the initial GWB value on the effective date of the option. Once these initial amounts are established they will remain the same until there is a subsequent purchase payment, withdrawal, withdrawal that exceeds the GAI in a contract year, Guaranteed Withdrawal Benefit Reset, Guaranteed Withdrawal Benefit Enhancement or as otherwise described below.

ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

The GWB will be increased by the amount of any subsequent purchase payments as of the date the purchase payment is credited to the contract. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by 5% as of the date the purchase payment is credited to the contract. You may make additional purchase payments to your contract. However, after the first contract year following the effective date of the option, we restrict the application of subsequent purchase payments to the GLWB II-Single to $25,000 in the aggregate without our prior written approval. Currently this restriction is being waived.

WITHDRAWALS

  . Withdrawals taken prior to the Benefit Date will reduce the benefit you will receive, as described below.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . Please remember that withdrawals under this contract option are treated like any other contract withdrawals for purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

  . Withdrawals will be taken pro rata from your values in any general account or other fixed accounts and each sub-account of the variable annuity account. If you decide to annuitize your contract in an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for purposes of adjusting the GWB and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the Benefit Date, it will cause both the GWB and the GAI to be recalculated and reduced, as follows: The GWB will be reduced by an amount equal to: (a) multiplied by (b) divided by
(c) where:

   (a) is the GWB immediately prior to the withdrawal,

   (b) is the amount of the withdrawal, and

   (c) is the contract value immediately prior to the withdrawal.

The GAI will be 5% of the GWB as recalculated above.

WITHDRAWALS AFTER THE BENEFIT DATE AND LESS THAN THE GUARANTEED ANNUAL INCOME

Each contract year you may withdraw an amount less than or equal to the GAI or the Required Minimum Distribution (RMD) for this contract (whichever may be greater) if part of a qualified tax plan. Such withdrawals will immediately reduce the contract value and the GWB by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI or RMD, the additional amount may not be carried forward to future contract years.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the highest of the RMD for either of the two calendar years occurring in that contract year and the GAI for that contract year, then the GWB and GAI would be recalculated, as described in the section entitled "Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income". If your contract year is the same as the calendar year, then the sum of the withdrawals should not exceed the greater of the RMD and the GAI. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and that there are no withdrawals other than as described. The GAI for the 2006 contract year ending March 31, 2007 is $5,000. The RMDs for calendar years 2006 and 2007 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the quarters of calendar year 2006 and $2,000 in the first quarter of 2007, then the owner will have withdrawn $6,500 for the 2006 contract year. Since the sum of the owner's withdrawals for the 2006 contract year is less than the higher RMD (i.e., $8,000) for either of the two calendar years occurring in that contract year, the GAI would not be recalculated.

Using the same assumptions as in the above paragraph, but instead of taking $2,000 in the first quarter of 2007, the owner takes a withdrawal of $4,000 in the first quarter of 2007. In that case, the owner will have withdrawn $8,500 for the 2006 contract year. Since the sum of the owner's withdrawals for the 2006 contract year (i.e., $8,500) is greater than the higher RMD amount (i.e., $8,000) for either of the two calendar years occurring in that contract year, the withdrawal is in excess of the allowed amount and the GAI would be recalculated as described in the section entitled "Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income".

WITHDRAWALS AFTER THE BENEFIT DATE IN EXCESS OF THE GUARANTEED ANNUAL INCOME

Withdrawals in excess of the GAI or the RMD for this contract (whichever might be greater) if part of a qualified tax plan, in any one contract year, will cause both the GWB and GAI to be recalculated as follows:

The GWB will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

   (a) is the GWB immediately prior to the excess portion of the withdrawal,

   (b) is the excess portion of the withdrawal amount, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

   (a) is the GAI prior to the withdrawal,

   (b) is the excess portion of the withdrawal amount, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract and any riders to meet any required minimum distribution requirement for this contract, pursuant to the Internal Revenue Code and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Section 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. For a given amount of excess withdrawal, the lower the contract value, the greater the reduction in GWB.

Please see Appendix G for examples of how withdrawals impact the benefit.

GUARANTEED WITHDRAWAL BENEFIT RESET

Beginning with the first contract anniversary following the effective date of the option and every year thereafter prior to the oldest contract owner's 86(th) birthday, the GWB will automatically be reset to your current contract value, if higher. The GAI will automatically reset to 5% of the reset GWB, if higher.

In the event that you are receiving systematic withdrawals, and the systematic withdrawal amount you are receiving is equal to some percentage of your GAI, referred to as the "percentage of GAI" option, and if the value of the GAI increases, then your systematic withdrawal amount will automatically increase. You may elect a fixed amount for your systematic withdrawal if you do not want your withdrawal amount to automatically increase.

On the date of the Guaranteed Withdrawal Benefit Reset, if the rider charge at which we are currently offering the GLWB II-Single to new customers is higher than the rider charge that currently applies to your GLWB II-Single rider, then we reserve the right to increase the charge for your rider. The rider charge following the reset will not exceed the current rider charge for other GLWB II-Single riders issued on that day. If we are no longer issuing this rider, we reserve the right to increase the rider charge on the date of the GWB reset. The rider charge following the reset will not exceed the maximum annual rider charge and will be the same for all GLWB II-Single riders which have a GWB reset on that date.

YOU MAY ELECT TO DECLINE THE AUTOMATIC GWB RESET. IF YOU CHOOSE TO DO SO, YOUR GLWB II-SINGLE RIDER CHARGE WILL REMAIN THE SAME (I.E., THE RIDER CHARGE WILL NOT INCREASE). YOU WILL BE NOTIFIED IN WRITING AT LEAST 30 DAYS PRIOR TO THE AUTOMATIC GWB RESET DATE OF YOUR OPTION TO DECLINE THE AUTOMATIC GWB RESET. WE MUST RECEIVE YOUR WRITTEN NOTIFICATION TO DECLINE AN AUTOMATIC GWB

RESET NO LESS THAN 7 CALENDAR DAYS PRIOR TO THE AUTOMATIC RESET DATE. ELECTING TO DECLINE AN AUTOMATIC GWB RESET WILL SERVE AS AN ELECTION TO CEASE ANY FUTURE AUTOMATIC GWB RESETS UNTIL WE RECEIVE A WRITTEN INSTRUCTION FROM YOU TO REINSTATE THE AUTOMATIC GWB RESET AT THE NEXT AUTOMATIC RESET DATE.

GUARANTEED WITHDRAWAL BENEFIT ENHANCEMENT

This optional benefit also provides an enhancement to the benefit if you do not take withdrawals from your contract for the first ten years you have this optional benefit. On each contract anniversary prior to your first withdrawal from the contract, for a period of up to 10 years following the option effective date, the GWB will be increased by 5% of the GWB amount on the date prior to the enhancement. In addition, the GAI will be increased by 5% of the GWB following the enhancement.

The Guaranteed Withdrawal Benefit Enhancement will not change the charge for your GLWB II-Single and it will occur prior to the GWB reset on any contract anniversary where both are applicable.

In the event you are receiving systematic withdrawals, and the systematic withdrawal amount you are receiving is equal to some percentage of your GAI, referred to as the "percentage of GAI" option, and if the value of the GAI increases, then your systematic withdrawal amount will automatically increase. You may elect a fixed amount for your systematic withdrawal if you do not want your withdrawal amount to automatically increase.

Please see Appendix G for examples.

SUB-ACCOUNT ALLOCATION

Effective May 1, 2008 and while this rider is in effect, your full contract value must be allocated to any combination of the permitted Ivy Funds VIP Pathfinder portfolios. The Ivy Funds VIP Pathfinder Moderate portfolio, Ivy Funds VIP Pathfinder Moderately Conservative portfolio or Ivy Funds VIP Pathfinder Conservative portfolio all may be used with this rider. The contract owner may elect to change their allocation among these Ivy Funds VIP Pathfinder portfolios which have also been approved by us for use with this optional benefit. We reserve the right to add, delete or modify the portfolios which may be used.

If this rider is elected after the contract is issued, your contract value will be reallocated to the Ivy Funds VIP Pathfinder portfolios you elect on the valuation date coincident with or next following the day the rider is effective.

Each of the Ivy Funds VIP Pathfinder portfolios is a "Fund of Funds" which means that each Ivy Funds VIP Pathfinder portfolio will seek to achieve its particular level of risk/return by investing substantially all of its assets in other mutual funds in. Ivy Funds Variable Insurance Portfolios, Inc. and short-term investments in varying combinations and percentage amounts to achieve each Ivy Funds VIP Pathfinder portfolio's particular investment objective. A detailed discussion of each Ivy Funds VIP Pathfinder portfolio's allocations, objectives and risks may be found in the portfolio's prospectus.

The Ivy Funds VIP Pathfinder portfolios are intended to provide various levels of potential capital appreciation at various levels of risk. Each of the Ivy Funds VIP Pathfinder portfolios is designed to provide a different asset allocation option corresponding to different investment goals ranging from the highest potential for growth with the highest amount of tolerance for risk, to the lowest potential for growth with the lowest amount of tolerance for risk, and the highest potential for income.

In selecting a Ivy Funds VIP Pathfinder portfolio, you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances.

If you were previously in another asset allocation "model" when you elected the option, you will not automatically be transferred, nor will you be required to transfer to these portfolios. You may keep your allocation as it currently is. If you elect to change your allocation it must be to one of these portfolios if you choose to change it.

EFFECT OF PAYMENT OF DEATH BENEFIT

At the death of the first contract owner (or first annuitant if a non-natural owner) and if the contract owner (or annuitant, as applicable) die before the GWB is reduced to zero and there is contract value, the beneficiary may elect to receive the death benefit under the contract and the contract and this option will terminate.

Alternatively, the beneficiary may be able to elect to continue this option by taking withdrawals of the current GAI at least annually until the GWB is reduced to zero, over a period no longer than the beneficiary's life expectancy. The beneficiary may contact us for the life expectancy to be applied. No additional purchase payments may be made and no additional GWB Reset(s) will occur. If the beneficiary elects to continue the GLWB II-Single option, the charges for this option will continue to apply. If your designated beneficiary is not your surviving spouse, and if withdrawals of the GAI annually would extend beyond the beneficiary's life expectancy, the beneficiary will not be able to elect to continue the rider and the GLWB II-Single will terminate and the beneficiary will be required to take the death benefit under the contract. Any option elected by the beneficiary must comply with Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable. A beneficiary may contact us for the life expectancy according to the mortality tables.

RIDER TERMINATION

Beginning seven contract years after the GLWB II-Single effective date the contract owner may elect to cancel this contract option. You must request the cancellation in writing within 30 days prior to the applicable contract anniversary in a form satisfactory to us. The termination effective date will be on the contract anniversary date. Once cancelled the GLWB II-Single may not be elected again until the next contract anniversary, subject to availability.

The GLWB II-Single option will automatically terminate at the earliest of the following:

  .  the date of termination or surrender of the contract; or

  . any change of the contract owner or joint contract owner after the GLWB II-Single effective date, or in the case of a non-natural owner, any change of the annuitant or joint annuitant after the GLWB II-Single effective date; or

  . the annuity commencement date where all remaining contract value has been applied to provide annuity payments; or

  . the date any death benefits are paid either as a lump sum or as an adjustment to the contract value under the terms of the contract; or

  . the date the GWB is reduced to zero following the death of the contract owner, the first joint owner, or in the case of a non-natural owner, the annuitant or any joint annuitant.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

AUTOMATIC PAYMENT PHASE

If the contract value is reduced to zero, the contract will enter an automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the contract owner or the death of any joint owner. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Following the death of the contract owner or the death of any joint owner, this rider terminates and no further benefits are payable unless the GWB is greater than zero. If the GWB is greater than zero at the time of death, the remaining payments will be made to your beneficiaries.

At our discretion, we may elect to pay you or your beneficiaries a lump sum in lieu of future periodic withdrawals if the lump sum amount would be $10,000 or less. We will contact you if this is the case. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the "Interest Rate Swap" rates as reported in Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

ANNUITY PAYMENTS

On annuity commencement or when your contract reaches its maturity date, and if we have not agreed to an extension of the maturity date, your contract value will be applied to an annuity option you have selected and this contract option and its benefits will terminate. In case of a partial annuitization, the amount of contract value applied to provide annuity payments will be treated as a withdrawal from the contract.

If annuity payments are required to begin, you may also choose from an additional annuity option. The annuity option will provide a fixed annuity payment equivalent on an annual basis to your current GAI for the remainder of your life. This option will generally be more favorable when your remaining benefit value is greater than the current contract value and you believe it is unlikely your contract value will exceed the remaining benefit value in the future. You should examine your circumstances and options carefully before making any election. You should consider requesting an annuitization illustration if you have any questions about which annuity option is appropriate for you.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT II-JOINT (GLWB II-JOINT) OPTION

EFFECTIVE MAY 15, 2009, THIS OPTION IS NO LONGER AVAILABLE.

This contract option is also designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, and it works very similar to the Guaranteed Lifetime Withdrawal Benefit II -- Single Life Option. However its guarantee is over the lifetime of both "designated lives", (instead of a single life) regardless of underlying sub-account performance. Beginning on the later of the contract anniversary following the 59/th/ birthday of the youngest designated life or the date this contract option is added, it allows a contract owner to take withdrawals from the contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The GAI amount will be 5% of the Guaranteed Withdrawal Benefit described below.

  . Election of this contract option may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you.

  . Beginning 7 years after the GLWB II-Joint effective date, you may elect to terminate this option by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date.

  . If you take withdrawals prior to the Benefit Date, or in excess of the annual amount guaranteed, you will reduce the benefit you receive.

  . Both "Designated Lives" must be age 50 or over and must be under age 81 at the time the rider becomes effective.

  . You may elect this option at the time your contract is issued or within 30 days prior to any contract anniversary. The option will be effective on either the issue date or contract anniversary date, also known as the GLWB II-Joint effective date.

  . Your entire contract value must be allocated to one of the Ivy Funds VIP Pathfinder portfolios while this option is in effect.

  . You may not elect this contract option if you have selected the 5% Death Benefit Increase, Premier Death Benefit optional death benefit or in combination with any other living benefit.

  . After the first contact year following the GLWB II-Joint effective date, subsequent purchase payments that may be applied to the GLWB II-Joint option are limited to a total of $25,000 in the aggregate, without our prior consent. Currently this restriction is being waived.

  . This rider may not be purchased for a: "stretch" IRA or other "decedent" type account; TSA; Deferred Compensation Plan; Charitable Remainder Trust; Qualified Retirement Plan; 412(i) Plan; or corporate non-qualified contract.

The GLWB II-Joint option is designed to provide a benefit that guarantees the contract owner an annual minimum withdrawal amount, regardless of underlying sub-account performance. In each contract year, beginning at the Benefit Date, you may withdraw up to the Guaranteed Annual Income (GAI) from your contract for the longer of: (a) the duration of both designated lives, or (b) until the Guaranteed Withdrawal Benefit (GWB) is reduced to zero.

The Benefit Date is the later of the contract anniversary following the 59th birthday of the youngest designated life or the GLWB II-Joint effective date. The method used to calculate the GAI and the GWB is described below. This option does not guarantee any investment gains. Several examples to help show how this option works are included in Appendix G.

DESIGNATED LIFE, JOINT DESIGNATED LIFE AND DESIGNATED LIVES

The "Designated Life" is the owner of the contract, or the annuitant in the case of a non-natural owner, unless otherwise agreed to by us. The "Joint Designated Life" is either the joint owner, joint annuitant if a non-natural owner, or the sole primary beneficiary on the contract, unless otherwise agreed to by us. The Joint Designated Life must be the spouse of the designated life. All references to "Designated Lives" will mean both the Designated Life and the Joint Designated Life. The Designated Life and Joint Designated Life will be used to determine the benefits under the GLWB II-Joint option. The Designated Life and the Joint Designated Life will be shown on your contract rider.

CALCULATING THE INITIAL GWB AND GAI

The GWB for your contract will be equal to the initial purchase payment if this option is added when your contract is issued. If the option is added on a subsequent contract anniversary, the initial GWB will be equal to the contract value on the effective date of the option. The GWB is subject to a maximum of $5,000,000 at all times.

The initial GAI for your contract will be equal to 5% of the initial GWB value on the effective date of the option. Once these initial amounts are established they will remain the same until there is a subsequent purchase payment, withdrawal, withdrawal that exceeds the GAI in a contract year, Guaranteed Withdrawal Benefit Reset, Guaranteed Withdrawal Benefit Enhancement, or as otherwise described below.

ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

The GWB will be increased by the amount of any subsequent purchase payments as of the date the purchase payment is credited to the contract. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by 5% as of the date the purchase payment is credited to the contract. You may make additional purchase payments to the contract. However, after the first contract year following the effective date of the option, we restrict the application of subsequent purchase payments to the GLWB II-Joint to $25,000 in the aggregate without our prior written approval. Currently this restriction is being waived.

WITHDRAWALS

  . Withdrawals taken prior to the Benefit Date will reduce the benefit you will receive, as described below.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . Please remember that withdrawals under this contract option are treated like any other contract withdrawals for purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and which may have tax consequences.

  . Withdrawals will be taken pro rata from your values in any general account or other fixed accounts and each sub-account of the variable annuity account. If you decide to annuitize your contract in an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for purposes of adjusting the GWB and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the Benefit Date, it will cause both the GWB and the GAI to be recalculated and reduced, as follows: The GWB will be reduced by an amount equal to: (a) multiplied by (b) divided by
(c) where:

   (a) is the GWB immediately prior to the withdrawal,

   (b) is the amount of the withdrawal, and

   (c) is the contract value immediately prior to the withdrawal.

The GAI will be 5% of the GWB as recalculated above.

WITHDRAWALS AFTER THE BENEFIT DATE AND LESS THAN THE GUARANTEED ANNUAL INCOME

Each contract year you may withdraw an amount less than or equal to the GAI or the Required Minimum Distribution (RMD) for this contract (whichever may be greater) if part of a qualified tax plan. Such withdrawals will immediately reduce the contract value and the GWB by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI or RMD, the additional amount may not be carried forward to future contract years.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the highest of the RMD for either of the two calendar years occurring in that contract year or the GAI for that contract year, then the GWB and GAI would be recalculated, as described in the section entitled "Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income". If your contract year is the same as the calendar year, then the sum of the withdrawals should not exceed the greater of the RMD and the GAI. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and that there are no withdrawals other than as described. The GAI for the 2006 contract year ending March 31, 2007 is $5,000. The RMDs for calendar years 2006 and 2007 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the quarters of calendar year 2006 and $2,000 in the first quarter of 2007, then the owner will have withdrawn $6,500 for the 2006 contract year. Since the sum of the owner's withdrawals for the 2006 contract year is less than the higher RMD (i.e., $8,000) for either of the two calendar years occurring in that contract year, the GAI would not be recalculated.

Using the same assumptions as in the above paragraph, but instead of taking $2,000 in the first quarter of 2007, the owner takes a withdrawal of $4,000 in the first quarter of 2007. In that case, the owner will have withdrawn $8,500 for the 2006 contract year. Since the sum of the owner's withdrawals for the 2006 contract year (i.e., $8,500) is greater than the higher RMD amount
(i.e., $8,000) for either of the two calendar years occurring in that contract year, the withdrawal is in excess of the allowed amount and the GAI would be recalculated as described in the section entitled "Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income".

WITHDRAWALS AFTER THE BENEFIT DATE IN EXCESS OF THE GUARANTEED ANNUAL INCOME

Withdrawals in excess of the GAI or the RMD for this contract (whichever might be greater) if part of a qualified tax plan, in any one contract year, will cause both the GWB and GAI to be recalculated as follows:

The GWB will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

   (a) is the GWB immediately prior to the excess portion of the withdrawal,

   (b) is the excess portion of the withdrawal amount, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

   (a) is the GAI prior to the withdrawal,

   (b) is the excess portion of the withdrawal amount, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract and any riders to meet any required minimum distribution requirement for this contract, pursuant to the Internal Revenue Code and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Section 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. For a given amount of excess withdrawal, the lower the contract value, the greater the reduction in GWB.

Please see Appendix G for examples of how withdrawals impact the benefit.

GUARANTEED WITHDRAWAL BENEFIT RESET

Beginning with the first contract anniversary following the effective date of the option and every year thereafter prior to the youngest Designated Life's 86th birthday, the GWB will automatically be reset to your current contract value, if higher. The GAI will automatically reset to 5% of the reset GWB, if higher.

In the event you are receiving systematic withdrawals, and the systematic withdrawal amount you are receiving is equal to some percentage of your GAI, referred to as the "percentage of GAI" option, and if the value of the GAI increases, then your systematic withdrawal amount will automatically increase. You may elect a fixed amount for your systematic withdrawal if you do not want your withdrawal amount to automatically increase.

On the date of the Guaranteed Withdrawal Benefit Reset, if the rider charge at which we are currently offering the GLWB II-Joint to new customers is higher than the rider charge that currently applies to your GLWB II-Joint rider, then we reserve the right to increase the charge for your rider. The rider charge following the reset will not exceed the current rider charge for other GLWB II-Joint riders issued on that day. If we are no longer issuing this rider, we reserve the right to increase the rider charge on the date of the GWB reset. The rider charge following the reset will not exceed the maximum annual rider charge and will be the same for all GLWB II-Joint riders which have a GWB reset on that date.

YOU MAY ELECT TO DECLINE THE AUTOMATIC GWB RESET. IF YOU CHOOSE TO DO SO, YOUR GLWB II-JOINT RIDER CHARGE WILL REMAIN THE SAME (I.E., THE RIDER CHARGE WILL NOT INCREASE). YOU WILL BE NOTIFIED IN WRITING AT LEAST 30 DAYS PRIOR TO THE AUTOMATIC GWB RESET DATE OF YOUR OPTION TO DECLINE THE AUTOMATIC GWB RESET. WE MUST RECEIVE YOUR WRITTEN NOTIFICATION TO DECLINE AN AUTOMATIC GWB RESET NO LESS THAN 7 CALENDAR DAYS PRIOR TO THE AUTOMATIC RESET DATE. ELECTING TO DECLINE AN AUTOMATIC GWB RESET WILL SERVE AS AN ELECTION TO CEASE ANY FUTURE AUTOMATIC GWB RESETS UNTIL WE RECEIVE A WRITTEN INSTRUCTION FROM YOU TO REINSTATE THE AUTOMATIC GWB RESET AT THE NEXT AUTOMATIC RESET DATE.

GUARANTEED WITHDRAWAL BENEFIT ENHANCEMENT

This optional benefit also provides an enhancement to the benefit if you don't take withdrawals from your contract for the first ten years you have the optional benefit. On each contract anniversary prior to your first withdrawal from the contract, and for a period of 10 years following the option effective date, the GWB will be increased by 5% of the GWB amount on the date prior to the enhancement. In addition, the GAI will be increased to 5% of the GWB following the enhancement.

The Guaranteed Withdrawal Benefit Enhancement will not change the charge for your GLWB II-Joint and it will occur prior to the GWB reset on any contract anniversary where both are applicable.

Please see Appendix G for examples.

SUB-ACCOUNT ALLOCATION

Effective May 1, 2008 and while this rider is in effect, your full contract value must be allocated to any combination of the permitted Ivy Funds VIP Pathfinder portfolios. The Ivy Funds VIP Pathfinder Moderate portfolio, Ivy Funds VIP Pathfinder Moderately Conservative portfolio or Ivy Funds VIP Pathfinder Conservative portfolio all may be used with this rider. The contract owner may elect to change their allocation among those Pathfinder portfolios which have been approved by us for use with this optional benefit. We reserve the right to add, delete or modify the portfolios which may be used.

If this rider is elected after the contract is issued, your contract value will be reallocated to the Ivy Funds VIP Pathfinder portfolios you elect on the valuation date coincident with or next following the day the rider is effective.

Each of the Ivy Funds VIP Pathfinder portfolios is a "Fund of Funds" which means that each Ivy Funds Pathfinder portfolio will seek to achieve its particular level of risk/return by investing substantially all of its assets in other mutual funds in lvy Funds Variable Insurance Portfolios, Inc. and short-term investments in varying combinations and percentage amounts to achieve each Ivy Funds VIP Pathfinder portfolio's particular investment objective. A detailed discussion of each Ivy Funds VIP Pathfinder portfolio's allocations, objectives and risks may be found in the portfolio's prospectus.

The Ivy Funds VIP Pathfinder portfolios are intended to provide various levels of potential capital appreciation at various levels of risk. Each of the Ivy Funds VIP Pathfinder portfolios is designed to provide a different asset allocation option corresponding to different investment goals ranging from the highest potential for growth with the highest amount of tolerance for risk, to the lowest potential for growth with the lowest amount of tolerance for risk, and the highest potential for income.

In selecting a Ivy Funds VIP Pathfinder portfolio, you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances.

If you were previously in another asset allocation "model" when you elected the option, you will not automatically be transferred, nor will you be required to transfer to these portfolios. You may keep your allocation as it currently is. If you elect to change your allocation it must be to one of these portfolios if you choose to change it.

EFFECT OF PAYMENT OF DEATH BENEFIT

If both Designated Lives die before the GWB is reduced to zero and there is contract value, the beneficiary may elect to receive the death benefit under the contract and the contract and this option will terminate.

Each of the available asset allocation model portfolios represents a combination of sub-accounts with a different level of risk. Asset allocation is the process of investing in different asset classes such as equity funds, fixed income funds, and money market funds depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market. The asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate form which will be provided to you when you elect the optional rider. There is no charge for the asset allocation models.

No personalized investment advice is provided in connection with the asset allocation program and you should not rely on the model allocations as providing individualized investment recommendations to you. This program is considered "static" because once you have selected an asset allocation model, the sub-accounts and the percentage of contract value allocated to each sub-account cannot be changed without your consent.

We do not change your original percentage allocations among the sub-accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party consultant who reviews the existing models periodically to determine whether the model(s) should be revised in light of changing markets. Based upon this review, the third-party may recommend that new models be substituted for the currently offered models. If so, the new models will only be offered to contracts issued on or after the date the new model goes into effect or to contract owners who elect an asset allocation program on or after that date. Contract owners of any existing asset allocation models may make an independent decision to change their asset allocations at any time. You should consult your investment professional periodically to consider whether the model you have selected is still appropriate for you.

Alternatively, the beneficiary may be able to elect to continue this option by taking withdrawals of the current GAI at least annually until the GWB is reduced to zero, over a period no longer than the beneficiary's life expectancy. The beneficiary may contact us for the life expectancy to be applied. No additional purchase payments may be made and no additional GWB Reset(s) will occur. If the beneficiary elects to continue the GLWB II-Joint option, the charges for this option will continue to apply. If your beneficiary is not your surviving spouse, and if withdrawals of the GAI annually would extend beyond the beneficiary's life expectancy, the beneficiary will not be able to elect to continue the rider and the GLWB II-Joint will terminate and the beneficiary will be required to take the death benefit under the contract. Any option elected by the beneficiary must comply with Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable. A beneficiary may contact us for the life expectancy according to the mortality tables.

SPOUSAL CONTINUATION

If the Designated Life dies, the surviving spouse may elect to continue the contract and this rider under the following conditions:

   (a) the surviving spouse is also the Joint Designated Life, and

   (b) this rider is in effect at the time of the contract continuation.

RIDER TERMINATION

Beginning seven contract years after the GLWB II-Joint effective date the contract owner may elect to cancel this contract option. You must request the cancellation in writing within 30 days prior to the applicable contract anniversary in a form satisfactory to us. The termination effective date will be on the contract anniversary date. Once cancelled the GLWB II-Joint may not be elected again until the next contract anniversary, subject to availability.

The GLWB II-Joint option will automatically terminate at the earliest of the following:

  .  the date of termination or surrender of the contract; or

  .  any change to the Designated Lives after the GLWB II-Joint effective date;
     or

  . the annuity commencement date where all remaining contract value has been applied to provide annuity payments; or

  . the date any death benefits are paid as a lump sum under the terms of the contract; or

  . the date the GWB is reduced to zero following the death of both Designated Lives.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

AUTOMATIC PAYMENT PHASE

If the contract value is reduced to zero, the contract will enter an automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the contract owner or the death of both Designated Lives. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Following the death of both Designated Lives, this rider terminates and no further benefits are payable unless the GWB is greater than zero. If the GWB is greater than zero at the time of death, the remaining payments will be made to your beneficiaries.

At our discretion, we may elect to pay you or your beneficiaries a lump sum in lieu of future periodic withdrawals if the lump sum amount would be $10,000 or less. We will contact you if this is the case. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the "Interest Rate Swap" rates as reported in Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

ANNUITY PAYMENTS

On annuity commencement or when your contract reaches its maturity date, and if we have not agreed to an extension of the maturity date, your contract value will be applied to an annuity option you have selected and this contract option and its benefits will terminate. In case of a partial annuitization, the amount of contract value applied to provide annuity payments will be treated as a withdrawal from the contract.

If annuity payments are required to begin, you may also choose from an additional annuity option. The annuity option will provide a fixed annuity payment equivalent on an annual basis to your current GAI for the remainder of your life. This option will generally be more favorable when your remaining benefit value is greater than the current contract value and you believe it is unlikely your contract value will exceed the remaining benefit value in the future. You should examine your circumstances and options carefully before making any election. You should consider requesting an annuitization illustration if you have any questions about which annuity option is appropriate for you.

GENERAL INFORMATION

THE COMPANY -- MINNESOTA LIFE INSURANCE COMPANY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company" ("Minnesota Life"). All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Our home office address, telephone and internet address are shown on the cover page. We are licensed to engage in the life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

THE SEPARATE ACCOUNT -- VARIABLE ANNUITY ACCOUNT

We established the Variable Annuity Account on September 10, 1984, in accordance with Minnesota law. The separate account is registered as a "unit investment trust" with the SEC under the Investment Company Act of 1940.

The variable annuity account has sub-accounts to which you may allocate purchase payments. Each sub-account invests in shares of a corresponding portfolio. Additional sub-accounts may be added at our discretion.

The assets of the variable annuity account are not chargeable with liabilities arising out of any other business we may conduct. The investment performance of the variable annuity account is entirely independent of the investment performance of our general account, amounts in the guaranteed term account and our other separate accounts. All obligations under the contracts are our general corporate obligations.

The general account is not segregated or insulated from the claims of insurance company creditors. Investors look to the financial strength of the insurance company for its insurance guarantees. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.

CHANGES TO THE SEPARATE ACCOUNT -- ADDITIONS, DELETIONS OR SUBSTITUTIONS

We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the variable annuity account. If an investment in a portfolio should no longer be possible or if we determine it becomes inappropriate for these contracts, we may substitute another portfolio. Substitution may be with respect to existing accumulation values, future purchase payments or future annuity payments.

We also reserve the right to add, combine or remove any sub-accounts of the variable annuity account. Sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. We will use similar considerations in determining whether to eliminate one or more of the sub-accounts of the variable annuity account. The addition of any investment option may be made available to existing contract owners on whatever basis we determine.

We also reserve the right, when permitted by law, to de-register the variable annuity account under the Investment Company Act of 1940, to restrict or eliminate any voting rights of the contract owners, and to combine the variable annuity account with one or more of our other separate accounts.

The portfolios serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts (mixed funding), and as the investment medium for such policies and contracts issued by both Minnesota Life and other affiliated and unaffiliated life insurance companies (shared funding). Shared funding also occurs when the portfolio is used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in the portfolio at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in the portfolio at the same time or (iii) participating qualified plans to invest in shares of the portfolio at the same time as one or more life insurance companies. Neither the portfolio nor Minnesota Life currently foresees any disadvantage, but if the portfolio determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the portfolio's Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell portfolio shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

COMPENSATION PAID FOR THE SALE OF CONTRACTS

Securian Financial Services, Inc. ("Securian Financial"), an affiliate of Minnesota Life, is the principal underwriter of the contract. Authorized broker- dealers sell contracts through their registered representatives, each of whom is also an insurance agent appointed by Minnesota Life. Commissions for the sale of contracts are paid directly to the broker-dealers by Minnesota Life, in all cases as agent for Securian Financial, and as authorized by the broker-dealers. The amount of commission received by an individual registered representative in connection with the sale of a contract is determined by his or her broker- dealer. The commissions and compensation described in this paragraph, and the payments to broker-dealers described below, do not result in charges against the contract that are in addition to the contract charges described elsewhere in this Prospectus.

COMMISSIONS.


Commissions paid to broker-dealers, and indirectly to registered representatives, will vary depending on a number of different factors, including the charge structure of the selected contract, the age of the contract owner at the time the purchase payment generating the commission is paid, and whether annuity payments will begin within twelve months of the date the contract is issued. Subject to these factors, all broker-dealers are paid base commissions for the sale of contracts pursuant to a standard schedule of broker-dealer commissions. These base commissions may be paid in the form of a front-end commission calculated as a percentage of purchase payments, an asset-based (or "trail") commission calculated as a percentage of contract value, or a combination of both. The maximum front-end base commission is 7.50% of purchase payments. We do not pay any additional compensation on the sale or exercise of any of the contract's optional benefit riders offered.


ADDITIONAL PAYMENTS

Broker-dealers also receive additional payments in the form of marketing allowances which equal 0.25% annually of contract values. The marketing allowances are intended to provide further encouragement to broker-dealers to sell contracts. Aggregate trail commissions, which also recognize the on-going services of registered representatives that contribute to contact owner retention and satisfaction, are not subject to an upper limit and may, over time, exceed 7.75% of purchase payments.

Broker-dealers also receive additional cash payments. These payments may be for such things as: access to registered representatives and/or broker dealers; one- on-one wholesaler visits, or attendance and visibility at national/regional sales meetings or similar events; inclusion of our products on a broker-dealer's "preferred list"; articles in broker-dealer or similar publications promoting our services or products; occasional meals and/or entertainment, tickets to sporting/other events, and other gifts; joint marketing campaigns, broker-dealer event participation/advertising; sponsorship of broker-dealer sales contests or promotions in which participants (including registered representatives) receive prizes such as travel, awards, merchandise or other recognition; sales support through the provision of hardware, software, or links to our websites from broker-dealer websites and other expense allowance or reimbursement; educational, due diligence, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships. In no event are total front-end commissions paid to broker-dealers in connection with the sales of contracts exceed 7.75% of purchase payments (i.e., loan commissions plus additional payments).

All of the compensation described here may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this contract over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about these differences and how he or she and his or her broker-dealer are compensated for selling the contracts.

PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

Minnesota Life pays the costs of selling contracts, some of which are described in more detail elsewhere in this Prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0% to 0.25% of fund assets held in the Separate Account.

In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a fund and disclosed in its prospectus fee table. Service and administrative payments are paid to Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all contract owner purchase, redemption, and transfer requests within the sub-accounts of the separate account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the separate account aggregates such transactions through the separate account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Because funds selected for inclusion in the contract may also benefit from expanded marketing opportunities as a result of such inclusion, a fund's investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the fund may derive from services performed by Minnesota Life. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0% to 0.35% of fund assets held in the separate account.

Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the contract. Without these payments, certain contract charges would likely be higher than they are currently. All of the underlying mutual funds offered in the contract currently pay 12b-1 fees to Minnesota Life, and some but not all of such funds' investment advisers (or the advisers' affiliates) currently pay service or administrative fees to Minnesota Life.

Minnesota Life considers profitability when determining the charges in the contract. In early contract years, Minnesota Life does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. Minnesota Life does, however, anticipate earning a profit in later contract years. In general, Minnesota Life's profit will be greater the longer a contract is held and the greater a contract's investment return.

THE GENERAL ACCOUNT AND THE GUARANTEED TERM ACCOUNT

The interests of contract owners arising from the allocation of purchase payments or the transfer of contract values to our general account or one of the guarantee periods of the guaranteed term account, are not registered under the Securities Act of 1933, nor is either registered as an investment company under the Investment Company Act of 1940. Accordingly, such interests are not subject to the provisions of those acts that would apply if registration under such acts was required. In addition, the staff of the commission has not reviewed the disclosures in the prospectus relating to those. Disclosures relating to interests in these options however, may be subject to certain generally applicable provisions of the federal securities laws relating to accuracy of statements made in a registration statement.

The guaranteed interest rate on new amounts allocated or transferred to the general account or a guarantee period is determined from time-to-time by Minnesota Life in accordance with existing market conditions. In no event will the guaranteed rate of interest be less than the minimum guaranteed rate of interest as stated in your contract. Once an interest rate is established for a guarantee period, it is guaranteed for the duration of the stated period and may not be changed by Minnesota Life.

The guaranteed term account is a separate account of Minnesota Life titled "Modified Guaranteed Annuity Fixed Separate Account". There are no units in this separate account. Amounts allocated to this separate account do not participate in the investment gain or loss in the separate account. Such gain or loss accrues solely to Minnesota Life. We retain the risk that the value of the assets in this separate account may drop below the reserves and other liabilities we must maintain. Should this occur, Minnesota Life may transfer assets from its general account to this separate account to make up the difference. Minnesota Life also reserves the right to transfer to its general account any assets of this separate account in excess of the required reserves and liabilities. We maintain assets in this separate account for other Minnesota Life annuities.

GUARANTEE PERIODS OF THE GUARANTEED TERM ACCOUNT. There are four guarantee periods of the guaranteed term account. These provide for the accumulation of interest at a guaranteed interest rate when held for three, five, seven and ten year periods. Minnesota Life may offer additional guarantee periods at its discretion. It also may at any time stop accepting new purchase payments, transfers or renewals for a particular guarantee period. The guaranteed term account is not available in all states.

Contract owners may allocate purchase payments, or make transfers from or to guarantee periods at any time prior to the annuity commencement date as long as the guarantee period for such allocation does not extend past the contract maturity date. Minnesota Life establishes a separate entry in the guaranteed term account for accounting and interest rate purposes each time the contract owner allocates or transfers amounts to the guaranteed term account guarantee period option.

RENEWALS. At the end of a guarantee period, the contract owner may establish a new guarantee period with the same guarantee period at the then current interest rate, select a different guaranteed term account guarantee period option or transfer the amounts to a variable annuity account option, or the general account or those amounts may be withdrawn from the contract (though such amounts withdrawn may be subject to a DSC). You may make your election during the period 30 days prior to or immediately following the renewal date of each guarantee period without having the market value adjustment applied. If a renewal date falls on a non-valuation date, the next following valuation date shall be used.

If the contract owner does not specify the guarantee period option desired at the time of renewal, Minnesota Life will automatically renew the funds held in that guarantee period option for the same duration at the newly established interest rate, provided, however, that we will select a period which does not extend beyond the maturity date previously elected in the contract. The interest rate applicable to the new guarantee period may be higher or lower than the interest rate which was credited to the expired guarantee period. If, at the time of renewal, a guarantee period of the same duration is no longer available, Minnesota Life will select the next shortest available guarantee period. If no guarantee period of the guaranteed term account is available, we will allocate the funds to be renewed to the general account.

TRANSFERS. Prior to the annuity commencement date, the contract owner may transfer amounts between or among the guarantee periods of the guaranteed term account or from a guarantee period to the variable annuity account or general account options. Transfers prior to the end of a guarantee period may be subject to a market value adjustment, which is described below. The market value adjustment, if applicable, may increase or decrease the amount of the transfer. For further information regarding transfers, see the heading "Transfers" in this Prospectus.

The contract owner must specify the guarantee period from or to which a transfer is to be made.

WITHDRAWALS. The contract owner may make withdrawals of, or may surrender amounts held in guarantee periods of the guaranteed term account at any time prior to death and prior to the start of annuity payments. Withdrawals from guarantee periods of the guaranteed term account will be made in the same manner and be subject to the same limitations as set forth under the heading "Withdrawals and Surrender" in this Prospectus. In addition, the following provisions apply to withdrawals from the guarantee periods of the guaranteed term account:

   (1) Minnesota Life reserves the right to defer payment of amounts withdrawn from guarantee periods of the guaranteed term account for up to six months from the date it receives the written withdrawal request (if a withdrawal is deferred for more than 30 days pursuant to this right, Minnesota Life will pay interest on the amount deferred at a rate not less than the minimum guaranteed interest rate as stated in your contract;

   (2) if there are multiple investment entries under a guarantee period of the guaranteed term account, amounts will be withdrawn from such accounts on a first-in-first-out basis; and

   (3) the market value adjustment described above may apply to withdrawals from any guarantee period of the guarantee term account.

In the case of a contract surrender, the market value adjustment to each guarantee period option, if applicable, will be calculated using the full amount in that guarantee period option, and the amount of the adjustment will be added to or subtracted from such amount and paid to the owner. In the case of a withdrawal, the market value adjustment to each guarantee period option affected by the withdrawal will be calculated using the full amount to be taken from that guarantee period in order to provide the amount requested, after application of the adjustment and deduction of applicable charges, and the amount of the adjustment will be added to or subtracted from the contract value remaining after payment of the requested amount.

Withdrawals from the contract may also be subject to income tax and a 10% penalty tax. Retirement plan limitations may also apply. See the heading "Federal Tax Status", in this Prospectus.

MARKET VALUE ADJUSTMENT. Amounts surrendered, withdrawn, transferred or applied to provide annuity payments from a guarantee period of the guaranteed term account prior to the renewal date may be subject to a market value adjustment. The market value adjustment may increase or decrease the amount of the guarantee period value which is being transferred, withdrawn or surrendered.

The market value adjustment will be calculated by multiplying the amount transferred, withdrawn, or surrendered by the market value adjustment factor. The market value adjustment factor is equal to:

                    [GRAPHICS]

        (1+i)          (n/12)
     [---------------]          -1
      (1+j+.0025)

where  i = Treasury Rate for the week prior to the date of allocation into the guarantee term account for a maturity equal to the guarantee period.

       j = Treasury Rate for the week prior to the date of surrender, withdrawal, transfer or application to provide annuity payments with a maturity equal to the number of whole months remaining in the guarantee period.

       n = the number of whole months remaining in the guarantee period.

If a Treasury Rate maturity is not available for the necessary period, we will determine the rate by linear interpolation based on the Treasury Rates with maturity closest to the period being measured. If Treasury Rates are no longer available we will use an appropriate rate approved by the insurance department of the state which has jurisdiction over the contract.

We guarantee that the amount of the market value adjustment will never exceed, in a positive or negative direction, the excess interest earned on the guarantee period from which the withdrawal, surrender, amount applied to provide annuity payments, or transfer is to be made. For this purpose, excess interest is defined as the dollar amount of interest earned on each allocation into a guarantee period of the guaranteed term account in excess of interest earned based on the minimum guaranteed interest rate for the guarantee period.

There will be no market value adjustment in the following situations:

   (a) transfers, withdrawals, surrenders and amounts applied to provide annuity payments occurring within 30 days prior to or immediately following the renewal date of each guarantee period;

   (b) amounts payable as a death benefit; and

   (c) amounts withdrawn from the guaranteed term account to pay any annual maintenance fee, transfer charge or periodic charges if any, for optional benefit riders.

However, amounts withdrawn or surrendered may be subject to the deferred sales charge.

VOTING RIGHTS

We will vote the portfolio shares held in the variable annuity account at shareholder meetings of the portfolios. We will vote shares attributable to contracts in accordance with instructions received from contract owners with voting interests in each sub-account of the variable annuity account. We will vote shares for which no instructions are received and shares not attributable to contracts in the same proportion as shares for which instructions have been received. The number of votes for which a contract owner may provide instructions will be calculated separately for each sub-account of the variable annuity account. One of the effects of proportional voting is that a small number of contract owners may determine the outcome of the vote. If applicable laws should change so that we were allowed to vote shares in our own right, then we may elect to do so.

During the accumulation period, you hold the voting interest in the contract. The number of votes will be determined by dividing the contract value of the contract attributable to each sub-account of the variable annuity account by the net asset value per share of the portfolio shares held by that sub-account.

During the annuity period the annuitant holds the voting interest in the contract. The number of votes will be determined by dividing the reserve for each contract allocated to each sub-account of the variable annuity account by the net asset value per share of the portfolio shares held by that sub-account. After an annuity begins, the votes attributable to any particular contract will decrease as the reserves decrease. In determining any voting interest, we count fractional shares.

We shall notify you or the annuitant of a portfolio shareholders' meeting if the contract has shares to vote. We will also send proxy materials and a form of instruction so that you can instruct us with respect to voting.

FEDERAL TAX STATUS

INTRODUCTION

Our tax discussion in this Prospectus is general in nature and is not intended as tax advice. You should consult a competent tax adviser. We make no attempt to consider any applicable state or other tax laws. In addition, this discussion is based on our understanding of federal income tax laws as they are currently interpreted. We make no representation regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). The contract may be purchased on a non-tax qualified basis or purchased and used in connection with certain retirement arrangements entitled to special income tax treatment under Section 401(a), 403(b), 408(b), 408A or 457 of the Code. This annuity contract will no longer be issued to Section 403(b) Plans effective May 1, 2008. The ultimate effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefit to the contract owner, the annuitant, or the beneficiary(ies) may depend on the tax status of the individual concerned. It is also important to consider that current federal law does not recognize same-sex marriages, civil unions or domestic partnerships which may be recognized under the laws of certain states. This means that the tax treatment available to opposite-sex spouses may not be available to same-sex partners. You should consult your tax advisor about these issues if you are in a same sex marriage, civil union or domestic partnership.

There are specific rules for the taxation of annuity products. In many cases, these rules differ from tax rules which apply to other types of investments. For example, as an illustration of points more fully discussed below, a gain recognized upon a withdrawal from an annuity contract may be taxed differently than the gain on the sale of other types of investments, such as corporate stocks, bonds or mutual funds. The gain in an annuity contract, represented by the difference between the cash value and the sum of the premiums paid into the contract, is taxed as ordinary income. By contrast, the sale of shares of corporate stock, bonds or mutual funds would be taxed as capital gains based upon the difference between the sale price and the purchase price. Depending upon how long the corporate stock, bonds or mutual funds were held, the owner may be entitled to reduced tax rates applicable to long term capital gains.

For variable annuity contracts, increases in contract values attributable to dividends and interest from underlying investment funds are not currently taxed, but instead the taxation of such gains is deferred until there is a withdrawal, contract surrender, or annuity payments begin, at which time they are taxed as ordinary income (as described above). This favorable treatment allows the value of the contract to remain undiminished and allows the owner to determine the timing of the receipt of taxable income. Note, however, that variable annuity contracts held in Tax Qualified Accounts do not provide any additional tax deferral benefit. A Tax Qualified Account independently provides a tax deferral benefit for gains on all assets held in such an account. By contrast, the owner of a corporate stock, bond or mutual fund held on a non-tax qualified basis who receives dividends or interest, whether in cash or as automatic reinvestments, must report such income as taxable on an annual basis. In some cases, the receipt of dividends from corporate stocks and mutual funds may enjoy favorable tax rates.

This prospectus makes no representation as to the tax rules which apply to those other types of investments and the discussion which follows makes no comparison of the described insurance products to such other investments. For a complete discussion of matters relating to taxation and the tax impact on your investments or for a comparison of taxation differences between investment products and types, please see your tax advisor.

TAXATION OF MINNESOTA LIFE AND THE VARIABLE ANNUITY ACCOUNT

We are taxed as a "life insurance company" under the Internal Revenue Code (the "Code"). The operations of the variable annuity account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on any investment income received by the variable annuity account or on capital gains arising from the variable annuity account's activities. The variable annuity account is not taxed as a "regulated investment company" under the Code and we do not anticipate any change in that tax status.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law, contract owners are not the owners of the assets generating the benefits.

TAXATION OF ANNUITY CONTRACTS IN GENERAL

Section 72 of the Code governs the taxation of nonqualified annuities in general and some aspects of qualified programs. No taxes are generally imposed on increases in the value of a contract until distribution occurs, either in the form of a payment in a single sum or as annuity payments under the annuity option elected. As a general rule, annuity contracts held by an entity (such as a income corporation or trust) that is not a natural person are not treated as annuity contracts for federal income tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year. There is an exception to this general rule for annuity contracts which are held under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code.

There is also an exception to this general rule for immediate annuity contracts. An immediate annuity contract for these purposes is an annuity:
(i) purchased with a single premium or annuity consideration, (ii) the annuity starting date of which commences within one year from the date of the purchase of the annuity, and (iii) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity contracts should consult with a tax adviser.

If you do not annuitize your nonqualified contract on or before the maturity date, it is possible that the IRS could challenge the status of your contract as an annuity contract for tax purposes. The result of such a challenge could be that you would be viewed as either constructively receiving the increase in the contract value each year from the inception of the contract or the entire increase in the contract value would be taxable in the year you reach the maturity date. In either situation, you could realize taxable income even if the contract proceeds are not distributed to you at that time. Accordingly, before purchasing a contract, you should consult your tax advisor with respect to these issues.

DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Code authorizes the Treasury Department to set standards by regulation or otherwise for the investments of the variable annuity account to be "adequately diversified" in order for the contract to be treated as an annuity contract for federal income tax purposes. The diversification requirements of Section 817(h) do not apply to annuity contracts which are held under a plan described in Sections 401(a), 403(a), 403(b), 408, 408A or 457(b) of the Code.


The variable annuity account, through the fund portfolios, intends to comply with the diversification requirements prescribed in Regulations
Section 1.817-5, which affect how the portfolio's assets may be invested. Although the investment adviser of the Securian Funds Trust is an affiliate of ours, we do not control the Securian Funds Trust nor the investments of its portfolios. Nonetheless, we believe that each portfolio of the Securian Funds Trust in which the variable annuity account owns shares will be operated in compliance with the requirements prescribed by the Treasury Department. Contract owners bear the risk that the entire contract could be disqualified as an annuity contract under the Code due to the failure of the variable annuity account to be deemed to be "adequately diversified".


OWNERSHIP TREATMENT

In connection with its issuance of temporary and proposed regulations under
Section 817(h) in 1986, the Treasury Department announced that those regulations did not "provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company to be treated as the owner of the assets in the account" (which would result in the current taxation of the income on those assets to the contract owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between an owner and the insurance company regarding the availability of a particular investment option and other than an owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

The Internal Revenue Service has further amplified and clarified its position in Rev. Rul. 2003-91 by issuing new regulations in 2005 and additional Revenue Rulings. Minnesota Life believes that the regulations and additional rulings are meant to clarify the IRS position in Rev. Rul. 2003-91 and that the ownership rights of a contract owner under the contract will not result in any contract owner being treated as the owner of the assets of the Variable Annuity Account. However, Minnesota Life does not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, Minnesota Life reserves the right to modify the contract as necessary to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the Variable Annuity Account.

TAXATION OF PARTIAL AND FULL WITHDRAWALS

For payments made in the event of a full surrender of an annuity that is not part of a qualified program, the taxable portion of the amount you receive is generally the amount in excess of the "investment in the contract" (i.e., purchase payments less any amounts previously received from the contract which were not included in income). Amounts withdrawn upon a partial withdrawal from a variable annuity contract that is not part of a qualified program are treated first as taxable income to the extent of the excess of the contract value over the investment in the contract. All taxable amounts received under an annuity contract are subject to tax at ordinary rather than capital gain tax rates.

In the case of a withdrawal under an annuity that is part of a tax-qualified retirement plan, a portion of the amount received is taxable based on the ratio of the "investment in the contract" to the individual's balance in the retirement plan, generally the value of the annuity. The "investment in the contract" generally equals the portion of any deposits made by or on behalf of an individual under an annuity which was neither deductible when made nor excludable from the gross income of the individual. For annuities issued in connection with qualified plans, the "investment in the contract" can be zero.


SECTION 1035 EXCHANGES

An annuity contract may be fully or partially exchanged for another annuity contract in a tax-free exchange under IRC (S)1035. Historically, the IRS challenged attempts by taxpayers to exchange part of an annuity contract for a new annuity contract (a "Partial Exchange"). IRS rulings over the last several years have allowed annuity contract holders to make Partial Exchanges under certain conditions. If this contract is received in a Partial Exchange or is Partially Exchanged for another annuity contract, withdrawals taken from either annuity contract within 180 days from the date of the Partial Exchange may have adverse tax consequences. You should consult your tax advisor before entering into a Partial Exchange.


TAXATION OF ANNUITY PAYMENTS

The taxable portion of an annuity payment is generally equal to the excess of the payment over the exclusion amount. In the case of a fixed annuity payment, the exclusion amount is generally determined by a formula that establishes the ratio of the investment in the contract to the expected return under the contract (determined under Treasury Department regulations). In the case of variable annuity payments, the exclusion amount is generally determined by a formula that establishes the ratio of the investment in the contract to the expected number of payments to be made (determined by Treasury Department regulations which take into account the annuitant's life expectancy and the form of annuity benefit selected). The taxable portion of an annuity payment is taxed at ordinary income rates. Once the total amount of the investment under the contract is excluded using this ratio, annuity payments will be fully taxable.

TAXES PAYABLE ON OPTIONAL RIDERS


The GMWB, GLWB, and single and joint versions of GLWB II, Encore, Ovation, and Ovation II options provide benefits that are different from the usual benefits available under variable annuity contracts. If you elect these options a contract owner or beneficiary may be allowed to take withdrawals under the option even after the contract value is equal to zero. Like any withdrawal under the option it is treated as a withdrawal from the contract for income tax purposes. If the investment in the contract has been fully recovered for tax purposes, then these withdrawals are generally included in the taxpayer's income.

TAXATION OF DEATH BENEFIT PROCEEDS

Death benefit payments are generally taxable to the recipient. Death benefits paid upon the death of a contract owner generally, are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract, as described above, or
(2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. For these purposes, the investment in the contract is not affected by the owner's death. That is, the investment in the contract remains the amount of any purchase payments paid which were not excluded from gross income.

MEDICARE TAX

Beginning in 2013, distribution from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or the entire taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly, and $125,000 for married filing separately.) Please consult your tax adviser for more information.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

The Code imposes a 10% penalty tax on the taxable portion of certain distributions from annuity contracts. This additional tax does not apply where the payment is made under an immediate annuity contract, as defined above, or:

  .  where the taxpayer is 59 1/2 or older,

  .  where payment is made on account of the taxpayer's disability, or

  .  where payment is made by reason of the death of the owner, and

  .  in certain other circumstances.

The Code also provides an exception to the penalty tax for distributions, in periodic payments, of substantially equal installments (not less frequently than annually), where they are made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and beneficiary. For qualified plans, this exception to the 10% additional tax applies only if payments begin after separation from service.

For some types of qualified plans, other tax penalties may apply to certain distributions.

AGGREGATION OF CONTRACTS

For purposes of determining a contract owner's gross income, the Code provides that all nonqualified deferred annuity contracts issued by the same company (or its affiliates) to the same contract owner during any calendar year shall be treated as one annuity contract. Additional rules may be promulgated under this provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

ASSIGNMENT OR PLEDGES

Transfers, assignments and certain designations of annuitants can have tax consequences. A transfer of ownership of a contract, a pledge of any interest in a contract as security for a loan, the designation of an annuitant or other payee who is not also the contract owner, or the assignment of the contract may result in certain income or gift tax consequences to the contract owner that are beyond the scope of this discussion. If you are contemplating such a transfer, pledge, designation or assignment, you should consult a competent tax adviser about its potential tax effects.

REQUIRED DISTRIBUTIONS

In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any nonqualified contract issued after January 18, 1985 to provide that:

   (a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and

   (b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner's death.

The requirements of (b) above will be considered satisfied with respect to any portion of the owner's interest which is payable to or for the benefit of a "designated beneficiary" who is a natural person, is distributed over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that owner's death.

The owner's "designated beneficiary", who must be a natural person, is the person designated by the owner as a beneficiary. If the owner's "designated beneficiary" is the surviving spouse of the owner, however, the contract may be continued with the surviving spouse as the new owner.

Nonqualified contracts issued after January 18, 1985 contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Similar rules apply to qualified contracts.

POSSIBLE CHANGES IN TAXATION

Although the likelihood of there being any change is uncertain, there is always the possibility that the tax treatment of the contracts could change by legislation or other means. Moreover, it is also possible that any change could be retroactive (that is, taking effect before the date the legislation is passed). You should consult a tax adviser with respect to legislative developments and their effect on the contract.

TAX QUALIFIED PROGRAMS

The contract is designed for use with several types of retirement plans that qualify for special tax treatment. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

  .  contributions in excess of specified limits;

  .  distributions prior to age 59 1/2 (subject to certain exceptions);

  .  distributions that do not conform to specified minimum distribution rules;
     and

  .  other specified circumstances.

We make no attempt to provide more than general information about the use of annuities with the various types of retirement plans. Tax deferral under annuity contracts purchased in connection with tax qualified plans arises under the specific provisions of the Code governing the tax-qualified plan, so a contract should be purchased only for the features and benefits other than tax deferral that are available under an annuity contract purchased in connection with tax qualified plans, and not for the purpose of obtaining tax deferral. The rights of any person to any benefits under annuity contracts purchased in connection with these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the annuity issued in connection with such a plan. Some retirement plans are subject to transfer restrictions, distribution and other requirements that are not incorporated into our annuity administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. If you intend to purchase a contract for use with any retirement plan you should consult your legal counsel and tax adviser regarding the suitability of the contract.

Any annuity contract that is part of a qualified retirement plan must comply with the required minimum distribution ("RMD") provisions of the Code, and the implementing regulations. A failure to comply with the RMD requirements will generally result in the imposition of an excise tax on the recipient equal to 50% of the amount by which the RMD exceeds the amount actually distributed. Under certain limited circumstances IRS regulations permit partial withdrawals from your qualified retirement plan contract after annuity payments have begun after the required beginning date without violating the RMD rules. We will notify any holder of a contract issued under a qualified plan who requests a partial withdrawal of the effects of such a withdrawal on the contract prior to processing the withdrawal.

For qualified plans under Sections 401(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant): (i) reaches age 70 1/2, or (ii) if later retires; and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the owner reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the owner reaches age 70 1/2. Roth IRAs under
Section 408A do not require distributions at any time prior to the owner's death.

To the extent the optional death benefit riders alter the timing or the amount of the payment of distributions under a qualified contract, the riders cannot be paid out in violation of the minimum distribution rules of the code.

In accordance with recent changes in laws and regulations RMDs may be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the RMDs may be larger than if the calculation were based on the contract value alone. This may result in an earlier (but not before the required beginning date) distribution under the contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and benefits of any optional riders.

WITHHOLDING

In general, distributions from annuity contracts are subject to federal income tax withholding unless the recipient elects not to have tax withheld. Some states have enacted similar rules. Different rules may apply to payments delivered outside the United States.

The Code generally allows the rollover of most distributions to and from tax-qualified plans, Section 403(b) annuities, individual retirement plans and eligible deferred compensation plans of state or local governments under
Section 457(b). Distributions which may not be rolled over are those which are:

  . one of a series of substantially equal annual (or more frequent) payments made:

    .   over the life or life expectancy of the employee,

    . over the joint lives or joint life expectancies of the employee and the employee's designated beneficiary, or

    .   for a specified period of ten years or more,

  .  a required minimum distribution,

  .  a hardship distribution, or

  .  the non-taxable portion of a distribution.

Any distribution eligible for rollover, which may include payment to an employee, an employee's surviving spouse, or an ex-spouse who is an alternate payee, will be subject to mandatory federal tax withholding at a 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity. It should be noted that amounts received by individuals which are eligible for rollover may still be placed in another tax-qualified plan or individual retirement account or individual retirement annuity if the transaction is completed within 60 days after the distribution has been received. However a taxpayer must replace withheld amounts with other funds in order to avoid taxation on the amount previously withheld.

SEE YOUR OWN TAX ADVISER

The foregoing summary of the federal income tax consequences under these contracts is not exhaustive. Special rules are provided with respect to situations not discussed here. Should a plan lose its qualified status, employees will lose some of the tax benefits described. Statutory changes in the Code with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, tax advice may be needed by a person contemplating the purchase of a variable annuity contract or exercising elections under such a contract. For further information you should consult a tax adviser.

PERFORMANCE DATA

From time to time the variable annuity account may publish advertisements containing performance data relating to its sub-accounts. In the case of the money market portfolio, the variable annuity account will publish yield or effective yield quotations for a seven-day or other specified period. In the case of the other portfolios, performance data will consist of average annual total return quotations for one year, five year and ten year periods and for the period when the portfolios first became available to the variable annuity account. Such performance data may be accompanied by cumulative total return quotations for the comparable periods. For periods prior to the date of this Prospectus the quotations will be based on the assumption that the contract described herein was issued when the underlying portfolios first became available to the variable annuity account under other contracts issued by us. The money market portfolio may also quote such average annual and cumulative total return figures. Performance figures used by the variable annuity account are based on historical information of the portfolios for specified periods, and the figures are not intended to suggest that such performance will continue in the future. Performance figures of the variable annuity account will reflect charges made pursuant to the terms of the contracts offered by this Prospectus and charges of underlying funds. More detailed information on the computations is set forth in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information, which contains additional information including financial statements, is available from us at your request. The table of contents for that Statement of Additional Information is as follows:

       General Information and History
       Distribution of Contract
       Performance
       Independent Registered Public Accounting Firm
       Registration Statement
       Financial Statements

RULE 12H-7 REPRESENTATION:

Minnesota Life, as depositor of the Variable Annuity Account, is relying upon the requirements set forth in Rule 12h-7 under the Securities Exchange Act of 1934 (the "Securities Exchange Act") to the extent necessary to avoid being subject to periodic reporting obligations under the Securities Exchange Act.

                 APPENDIX A -- CONDENSED FINANCIAL INFORMATION


TO BE FILED BY SUBSEQUENT AMENDMENT

The financial statements of the Variable Annuity Account and the Consolidated Financial Statements of Minnesota Life Insurance Company may be found in the Statement of Additional Information. The table below gives per unit information about the financial history of each sub-account for the class of contracts, for the period from the inception of each to December 31, 2011. Sub-accounts that became available after that time are not included. This information should be read in conjunction with the financial statements and related notes of the Variable Annuity Account included in this Prospectus.

             APPENDIX B -- ILLUSTRATION OF VARIABLE ANNUITY VALUES

The illustration included in this Appendix shows the effect of investment performance on the monthly variable annuity income. The illustration assumes a gross investment return of: 0.00%, 6.92% and 10.00%.

For illustration purposes, an average annual expense equal to 2.42% of the average daily net assets is deducted from the gross investment return to determine the net investment return. The net investment return is then used to project the monthly variable annuity incomes. The average expense charge of 2.42% includes: 1.35% for mortality and expense risk, and an average of 1.07% for the fund management fee, other fund expenses, and distribution fee. The average is calculated from the Total Annual Portfolio Company Operating Expenses and is based on the total annual portfolio operating expenses with waivers or reductions applied.

The gross and net investment rates are for illustrative purposes only and are not a reflection of past or future performance. Actual variable annuity income will be more or less than shown if the actual returns are different than those illustrated.

The illustration assumes 100% of the assets are invested in the sub-account(s) of the variable annuity account. For comparison purposes, a current fixed annuity income, available through the General Account, is also provided. The illustration assumes an initial interest rate, used to determine the first variable payment of 4.50%. After the first variable annuity payment future payments will increase if the annualized net rate of return exceeds the initial interest rate, and will decrease if the annualized net rate of return is less than the initial interest rate.

The illustration provided is for a male, age 65, selecting a life and 10 year certain annuity option with $100,000 of non-qualified funds, residing in the State of Minnesota. This illustration is based on average fund expenses. Upon request, a similar illustration specific to your situation and fund election may be available.

             VARIABLE ANNUITY INCOME -- HYPOTHETICAL ILLUSTRATION
       ANNUITY INCOME OPTION -- LIFE ANNUITY WITH 10 YEAR PERIOD CERTAIN PREPARED FOR: Client
VARIABLE CONTRIBUTION: $100,000.00
INITIAL VARIABLE MONTHLY INCOME: $631.36

The illustration below shows how investment returns may affect variable annuity income payments. This illustration is hypothetical and is not intended to project or predict investment results.

Annuity income payments will INCREASE if the returns on your investments ARE GREATER THAN the total of the Assumed Investment Return (AIR) and your annual contract expenses.

Annuity income payments will DECREASE if the returns on your investments ARE LESS THAN the total of the Assumed Investment Return (AIR) and your annual contract expenses.

An AIR of 4.50% annually is used for calculating the initial income payment. More information on the annual expense charges for this contract can be found in the Variable Annuity Income Disclosure section of this illustration and in the prospectus.

The graph and table below show how annual gross investment returns of 0%, 6.92% and 10.00% would affect annuity income payments. The calculated income shown is after the deduction of all contract expenses (based on your investment allocation).

In the example below, the annuity income amount shown assumes a constant annual investment return. The actual rate of return and resulting annuity income payments will vary over time.

VARIABLE ANNUITY INCOME -- HYPOTHETICAL

             Impact of Rate of Return on Monthly Income

                          Annuity Income ($)

                               [CHART]

                 0.00% Gross   6.92% Gross    10.00% Gross
       Age      (-2.42% Net)   (4.50% Net)     (7.58% Net)
       ---      ------------  ------------    ------------
        65           $631         $631            $631
        68            514          631             689
        71            419          631             752
        74            341          631             820
        77            277          631             895
        80            226          631             976
        83            184          631           1,065
        86            150          631           1,162
        89            122          631           1,268
        92             99          631           1,383
        95             81          631           1,509
        98             66          631           1,647



VARIABLE ANNUITY INCOME -- SUPPORTING DETAIL

                             MONTHLY ANNUITY INCOME BASED ON HYPOTHETICAL
                                          RATE OF RETURN
          -                  -----------------------------------------
                                    0.00% GROSS  6.92% GROSS 10.00% GROSS
          BEGINNING OF YEAR  AGE    (-2.42% NET) (4.50% NET) (7.58% NET)
          -----------------  ---    ------------ ----------- ------------
                 1.......... 65         $631        $631        $  631
                 4.......... 68         $514        $631        $  689
                 7.......... 71         $419        $631        $  752
                 10......... 74         $341        $631        $  820
                 13......... 77         $277        $631        $  895
                 16......... 80         $226        $631        $  976
                 19......... 83         $184        $631        $1,065
                 22......... 86         $150        $631        $1,162
                 25......... 89         $122        $631        $1,268
                 28......... 92         $ 99        $631        $1,383
                 31......... 95         $ 81        $631        $1,509
                 34......... 98         $ 66        $631        $1,647

If you applied the amount of your purchase payment allocated to variable to a fixed annuity on the quotation date of this illustration, your fixed annuity income would be $584.01.

                   ILLUSTRATION OF MARKET VALUE ADJUSTMENTS

The following are examples of market value adjustment (MVA) calculations using hypothetical Treasury Rates. Amounts withdrawn, surrendered, applied to provide annuity payments, or transferred from the guarantee periods of the guaranteed term account prior to their renewal date may be subject to a market value adjustment. As the examples below illustrate, the MVA may be either a negative or positive value. These examples do not include the effect of any deferred sales charge that may be assessed under the contract upon withdrawal and surrender.

The MVA factor is equal to:

                    [GRAPHICS]

          (1+i)          (n/12)
       [---------------]          -1
        (1+j+.0025)

where i = Treasury Rate for the week prior to the date of allocation into the guaranteed term account for a maturity equal to the guarantee period.

       j = Treasury Rate for the week prior to the date of withdrawal, surrender, application to provide annuity payments or transfer with a maturity equal to the number of whole months remaining in the guarantee period.

       n = the number of whole months remaining in the Guarantee Period.

The amount of the MVA will never exceed, in a positive or negative direction, the excess interest earned on the guarantee period from which the withdrawal, surrender, amount applied to provide annuity payments, or transfer is to be made. For this purpose, excess interest is defined as the dollar amount of interest earned on each allocation into a guarantee period of the guaranteed term account in excess of interest earned based on the minimum guaranteed interest rate.

EXAMPLE 1:  NEGATIVE MVA

In this example, the Treasury Rate at the time of the withdrawal is higher than the Treasury Rate as of the date of allocation. Therefore, there is a negative MVA and the resultant payment is reduced by that amount.

MVA factor:

                    [GRAPHICS]

          (1+0.04)        (49/12)
       [---------------]          -1
        (1+0.06+.0025)
                  -0.083689


For purposes of this example, the Treasury Rate at allocation is 4% and the Treasury Rate at withdrawal is 6%. A withdrawal of $10,000 is made from the 5 year guaranteed term account 11 months after the date of allocation.

The dollar amount of market value adjustment would be $10,000 3 -0.083689 = -$836.89 and the resultant payment would be $10,000 - $836.89 = $9,163.11.

In addition to the market value adjustment, withdrawals and surrenders may be subject to a deferred sales charge as described in the contract. The market value adjustment is done before application of any deferred sales charge.

EXAMPLE 2:  POSITIVE MVA

In this example, the Treasury Rate at the time of the withdrawal is lower than the Treasury Rate as of the date of allocation. Therefore, there is a positive MVA and the resultant payment is increased by that amount.

MVA factor:

                    [GRAPHICS]

          (1+0.06)        (49/12)
       [---------------]          -1
        (1+0.04+.0025)
                  =0.070340

For purposes of this example, the Treasury Rate at allocation is 6% and the Treasury Rate at withdrawal is 4%. A withdrawal of $10,000 is made from the 5 year guaranteed term account 11 months after the date of allocation.

The dollar amount of market value adjustment would be $10,000 3 0.070340 = $703.40 and the resultant payment would be $10,000 + $703.40 = $10,703.40.

In addition to the market value adjustment, withdrawals and surrenders may be subject to a deferred sales charge as described in the contract. The market value adjustment is done before application of any deferred sales charge.

                    APPENDIX C -- TYPES OF QUALIFIED PLANS

Tax qualified plans provide for tax deferral. If you purchase an annuity contract in a tax qualified plan, the tax deferral feature of the annuity is redundant and offers you no additional advantage. You should purchase the annuity for reasons other than tax deferral when part of a qualified plan.

PUBLIC SCHOOL SYSTEMS AND CERTAIN TAX EXEMPT ORGANIZATIONS

This annuity contract will no longer be issued to Section 403(b) Plans effective May 1, 2008.

Under the Code, Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes.

Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, severance from employment, disability, or financial hardship. Income attributable to elective contributions may not be distributed in the case of hardship.

The most comprehensive regulations under Code Section 403(b) since 1964 have been issued by the IRS. The regulations impose increased compliance obligations on employers and others involved in a Code Section 403(b) arrangement, including written plan documentation for all Code Section 403(b) plans. The regulations are generally effective January 1, 2009. You should consult a qualified tax advisor regarding the impact of these new regulations on your plan.

This annuity contract does not support plan loans, even if your plan may allow it.

INDIVIDUAL RETIREMENT ANNUITIES

Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Annuity, (an "IRA"). Distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. The sale of a contract for use with an IRA will be subject to special disclosure requirements of the IRS. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agencies. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA or their purchase. A qualified contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code. You should seek competent advice as to the suitability of the contract for use with IRAs.

Earnings in an IRA are not taxed until distribution. IRA contributions are subject to certain limits each year and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed at ordinary income rates when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

A portion of the amount distributed from an IRA may be taxable based on the ratio of the "investment in the contract" to the individual's balance in the IRA, generally the value of the IRA. The "investment in the contract" generally equals the nondeductible contributions to an IRA. The "investment in the contract" can be zero.

SIMPLIFIED EMPLOYEE PENSION (SEP) IRAS

Employers may establish Simplified Employee Pension (SEP) IRAs under Code
Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

SIMPLE IRAS

Certain small employers may establish Simple IRAs as provided by Section 408(p) of the Code, under which employees may elect to defer a certain percentage of their compensation (as increased for cost of living adjustments). The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a Simple IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

ROTH IRAS

Section 408A of the Code permits certain eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, must be made in cash or as a rollover or conversion from another Roth IRA or a traditional IRA. A rollover from, or conversion of, a traditional IRA to a Roth IRA may be subject to tax, deferred sales charges and other special rules may apply.

Qualified distributions from a Roth IRA, as defined by the Code, generally are excluded from gross income. Qualified distributions include those distributions made more than five years after the taxable year of the first contribution to the Roth IRA, but only if : (1) the annuity owner has reached age 59 1/2;
(2) the distribution is paid to a beneficiary after the owner's death; (3) the annuity owner becomes disabled; or (4) the distribution will be used for a first time home purchase and does not exceed $10,000. Non-qualified distributions are includable in gross income only to the extent they exceed contributions made to the Roth IRA. The taxable portion of a non-qualified distribution may be subject to a 10% penalty tax.

In addition, state laws may not completely follow the federal tax treatment of Roth IRAs. You should consult your tax adviser for further information regarding Roth IRAs.

CORPORATE PENSION AND PROFIT-SHARING PLANS AND H.R. 10 PLANS

Code Section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans permit the purchase of the contracts to accumulate retirement savings under the plans for employees. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this annuity is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the annuity.

DEFERRED COMPENSATION PLANS

Code Section 457 provides for certain deferred compensation plans. These plans may be offered for service to state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The plans may permit participants to specify the form of investment for their deferred compensation account. In general, all amounts received under a Section 457 plan are taxable and are subject to federal income tax withholding as wages. With respect to non-governmental Section 457 plans, all investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer and depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. Under the provisions of the Small Business Job Protection Act of 1996, all of the assets and income of a governmental plan maintained by an eligible employer as a Section 457 plan must be held in trust or in a qualifying custodial account or annuity contract held for the exclusive benefit of plan participants and beneficiaries.

  APPENDIX D -- EXAMPLES ILLUSTRATING THE GUARANTEED INCOME PROVIDER BENEFIT
                                    OPTION

The illustration below is designed to help show how the Guaranteed Income Provider Benefit option functions. A complete description of the optional contract feature can be found in the prospectus section titled "Other Contract Options -- Guaranteed Income Provider Benefit Option".

                                                                     GUARANTEED
                                                  HIGHEST      5%      INCOME
  CONTRACT        PURCHASE             CONTRACT ANNIVERSARY INCREASE  PROVIDER
 ANNIVERSARY  AGE PAYMENTS WITHDRAWALS  VALUE      VALUE     VALUE     BASIS
 -----------  --- -------- ----------- -------- ----------- -------- ----------
     0        65   10,000        --     10,000    10,000     10,000    10,000
     1        66       --        --     10,250    10,250     10,500    10,500
     2        67    1,500        --     12,000    12,000     12,525    12,525
     3        68       --       500     11,000    11,500     12,651    12,651
     4        69       --        --     14,000    14,000     13,284    14,000
     5        70       --     2,000     11,500    11,926     11,882    11,926
     6        71       --        --     10,000    11,926     12,476    12,476
     7        72       --        --     12,000    12,000     13,099    13,099
     8        73       --        --     10,200    12,000     13,754    13,754
     9        74       --        --     11,500    12,000     14,442    14,442
     10       75       --        --     14,500    14,500     15,164    15,164

To illustrate the guaranteed income provider benefit option, assume a contract is issued to an owner at age 65. An initial purchase payment of $10,000 is made at contract issue and a subsequent purchase payment of $1,500 is made on the second contract anniversary. Both purchase payments are allocated to the variable annuity account. Withdrawals of $500 and $2,000 are assumed to occur on the third contract anniversary and the fifth contract anniversary, respectively. Values shown above have been rounded to the nearest dollar.

On the second contract anniversary, the additional purchase payment is included in the contract value of $12,000 which becomes the new highest anniversary value. The prior 5% increase value is accumulated at 5% and then increased by the new purchase payment. The 5% increase value exceeds the highest anniversary value and therefore the guaranteed income provider basis is increased to $12,525.

The withdrawal on the third contract anniversary is less than 5% of the highest anniversary value ($600) and 5% of the 5% increase value ($626.25) as of the prior contract anniversary. Therefore, the withdrawal adjustment for both the highest anniversary value and the 5% increase value is applied on a dollar-for-dollar basis. Since the current contract value is less than the prior highest anniversary value the prior value is simply reduced by the amount of the withdrawal (12,000 - 500). The 5% increase value is first increased by 5% and then the withdrawal is subtracted (12,525 3 1.05 - 500). The resulting 5% increase value exceeds the highest anniversary value and therefore the guaranteed income provider basis is increased to $12,651.

On the fifth contract anniversary the withdrawal is greater than 5% of the highest anniversary value ($700) and 5% of the 5% increase value ($664) as of the prior contract anniversary. Therefore, the withdrawal adjustment for both the highest anniversary value and 5% increase value is applied on a pro rata basis. The contract value prior to the withdrawal is $13,500 so the adjustment to the highest anniversary value is $14,000 - $14,000 3 (2,000 / 13,500) with a resulting highest anniversary value of 11,925.93. The 5% increase value is first accumulated at 5% resulting in a value of $13,948 (12,651 3 1.05) and then adjusted pro rata for the withdrawal as follows: $13,948 - 13,948 3 (2,000 / 13,500) = $11,881.63. The adjusted highest anniversary value exceeds the adjusted 5% increase value therefore the guaranteed income provider basis is $11,926 after the withdrawal.

  APPENDIX E -- EXAMPLES OF THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT OPTION

Below are several examples that are designed to help show how the Guaranteed Minimum Withdrawal Benefit option functions. A complete description of the optional contract feature can be found in the prospectus section "Other Contract Options -- Guaranteed Minimum Withdrawal Benefit Option".

EXAMPLE #1 -- INITIAL VALUES ON THE EFFECTIVE DATE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000.

                     CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                      VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                      BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT   WITHDRAWAL
CONTRACT YEARS       ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAW)
--------------       -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1.    $0    $100,000     $0     $100,000  $100,000    $7,000

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING FIRST CONTRACT YEAR AND BEFORE ANY WITHDRAWALS HAVE BEEN TAKEN.

If additional purchase payments are received, the GWB will increase by the amount of the purchase payment. The GAW will be recalculated as the greater of the previous GAW or 7% of the new GWB.

                     CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                      VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                      BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT   WITHDRAWAL
CONTRACT YEARS       ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAW)
--------------       -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1. $      0 $100,000     $0     $100,000  $100,000    $7,000
Activity............ $102,000 $ 20,000     $0     $122,000  $120,000    $8,400

EXAMPLE #3 -- CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR NOT EXCEEDING THE GAW.

While the rider is in effect, the client may make cumulative withdrawals up to the GAW each contract year without any adjustment to the GAW. The GWB will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAW not withdrawn during a contract year may not be carried over to the next contract year.

                       CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                        VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                        BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT   WITHDRAWAL
CONTRACT YEARS         ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAW)
--------------         -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1... $      0 $100,000       --   $100,000  $100,000    $7,000
Activity.............. $102,000 $ 20,000       --   $122,000  $120,000    $8,400
Beginning of Year 2...                                        $120,000    $8,400
Activity (withdrawal). $119,000       --   $8,400   $110,600  $111,600    $8,400

EXAMPLE #4 -- CUMULATIVE WITHDRAWALS DURING THIRD CONTRACT YEAR EXCEEDING GAW.

The client may withdraw more than the GAW in any contract year. Any withdrawal in excess of the GAW, will cause an immediate adjustment to the GWB and a recalculation of the GAW. The remaining GWB will be adjusted to the lesser of the contract value following the excess withdrawal or the GWB reduced by the amount of the withdrawal on a dollar-for-dollar basis. If contract values are declining, this can create a significant loss in guaranteed benefit. The GAW will be recalculated to the lesser of: (a) GAW before excess withdrawal;
(b) greater of: 7% of new GWB or 7% of contract value following withdrawal.

                              CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                               VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                               BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT   WITHDRAWAL
CONTRACT YEARS                ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAW)
--------------                -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1.......... $      0 $100,000       --   $100,000  $100,000    $7,000
Activity..................... $102,000 $ 20,000       --   $122,000  $120,000    $8,400
Beginning of Year 2..........                                        $120,000    $8,400
Activity (withdrawal)........ $119,000       --   $8,400   $110,600  $111,600    $8,400
Beginning of Year 3..........                                        $111,600    $8,400
Activity (withdrawal)........ $112,000       --   $8,400   $103,600  $103,200    $8,400
Activity (excess withdrawal). $ 99,000       --   $5,000   $ 94,000  $ 94,000    $6,580

EXAMPLE #5 -- A RESET IN THE GWB IS ELECTED AT THE BEGINNING OF CONTRACT YEAR
7. THIS EXAMPLE ASSUMES THAT CUMULATIVE WITHDRAWALS FOR CONTRACT YEARS 4, 5 AND 6 DO NOT EXCEED THE GAW AND THAT NO ADDITIONAL PURCHASE PAYMENTS ARE MADE DURING THESE CONTRACT YEARS.

An optional reset may be elected on any anniversary beginning 3 years after the rider was added to the contract if the current contract value is greater than the current GWB. Election of the reset option will increase the charge if the current charge is greater. Once the reset has been elected, another reset may not be elected for another 3 years. When the reset is elected, the GWB will increase to the current contract value and the GAW will be recalculated to the greater of the prior GAW or 7% of the new GWB.

                                 CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                                  VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT   WITHDRAWAL
CONTRACT YEARS                   ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAW)
--------------                   -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1............. $      0 $100,000       --   $100,000  $100,000    $7,000
Activity........................ $102,000 $ 20,000       --   $122,000  $120,000    $8,400
Beginning of Year 2.............                                        $120,000    $8,400
Activity (withdrawal)........... $119,000       --   $8,400   $110,600  $111,600    $8,400
Beginning of Year 3.............                                        $111,600    $8,400
Activity (withdrawal)........... $112,000       --   $8,400   $103,600  $103,200    $8,400
Activity (excess withdrawal).... $ 99,000       --   $5,000   $ 94,000  $ 94,000    $6,580
Beginning of Year 4.............                                        $ 94,000    $6,580
Activity (withdrawal)........... $ 88,500       --   $6,580   $ 81,920  $ 87,420    $6,580
Beginning of Year 5.............                                        $ 87,420    $6,580
Activity (withdrawal)........... $ 89,600       --   $6,580   $ 83,020  $ 80,840    $6,580
Beginning of Year 6.............                                        $ 80,840    $6,580
Activity (withdrawal)........... $ 90,330       --   $6,580   $ 83,750  $ 74,260    $6,580
Beginning of Year 7 immediately
  before reset.................. $ 85,000       --       --   $ 85,000  $ 74,260    $6,580
Beginning of Year 7 immediately
  after reset................... $ 85,000       --       --   $ 85,000  $ 85,000    $6,580

  APPENDIX F -- EXAMPLES OF THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT OPTION

Below are several examples that are designed to help show how the Guaranteed Lifetime Withdrawal Benefit Option functions. A complete description of the optional contract feature can be found in the prospectus section "Other
Contract Options -- Guaranteed Lifetime Withdrawal Benefit Option". Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how the product feature can be impacted by sub-account gain or loss.

EXAMPLE #1 -- INITIAL VALUES ON THE EFFECTIVE DATE ARE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000 AND THE AGE OF THE OLDEST OWNER.

                              CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                               VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                     ATTAINED  BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS         AGE    ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------       -------- -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1.    65       $0    $100,000     $0     $100,000  $100,000    $5,000

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING FIRST CONTRACT YEAR AND BEFORE ANY WITHDRAWALS HAVE BEEN TAKEN.

If additional purchase payments are received, the GWB will increase by the amount of the purchase payment. The GAI will be increased by an amount equal to the amount of the purchase payment times the applicable Annual Income Percentage based on the owner's age at the time of the purchase payment.

                              CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                               VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                     ATTAINED  BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS         AGE    ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------       -------- -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1.    65    $      0 $100,000     $0     $100,000  $100,000    $5,000
Activity............    --    $102,000 $ 20,000     $0     $122,000  $120,000    $6,000

EXAMPLE #3 -- CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR NOT EXCEEDING THE GAI.

While the rider is in effect, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. The GWB will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAI not withdrawn during a contract year may not be carried over to the next contract year.

                                CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                                 VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                       ATTAINED  BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS           AGE    ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------         -------- -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1...    65    $      0 $100,000   $    0   $100,000  $100,000    $5,000
Activity..............    --    $102,000 $ 20,000   $    0   $122,000  $120,000    $6,000
Beginning of Year 2...    66          --       --       --         --  $120,000    $6,000
Activity (withdrawal).    --    $116,600       --   $6,000   $110,600  $114,000    $6,000

EXAMPLE #4 -- CUMULATIVE WITHDRAWALS DURING THIRD CONTRACT YEAR EXCEEDING GAI.

The client may withdraw more than the GAI in any contract year. Any withdrawal in excess of the GAI will cause an immediate adjustment to both the GWB and GAI. The GWB will be reduced by the ratio of the excess withdrawal to the contract value immediately prior to the excess portion of the withdrawal. If contract values are declining, this can create a larger loss in GWB. The GAI will be reduced by the result of the ratio of the excess withdrawal to the contract value immediately prior to the excess portion of the withdrawal.

                                       CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                                        VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                              ATTAINED  BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS                  AGE    ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------                -------- -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1..........    65    $      0 $100,000  $     0   $100,000  $100,000    $5,000
Activity.....................          $102,000 $ 20,000  $     0   $122,000  $120,000    $6,000
Beginning of Year 2..........    66                                           $120,000    $6,000
Activity (withdrawal)........          $116,600       --  $ 6,000   $110,600  $114,000    $6,000
Beginning of Year 3..........    67          --       --       --         --  $114,000    $6,000
Activity (excess withdrawal)     --    $111,600       --  $11,000   $100,600  $102,886    $5,716

EXAMPLE #5 -- AN AUTOMATIC GUARANTEED ANNUAL INCOME RESET OCCURS AT THE BEGINNING OF CONTRACT YEAR 4. THIS EXAMPLE ASSUMES THAT CUMULATIVE WITHDRAWALS FOR CONTRACT YEARS 1, 2, AND 3 DO NOT EXCEED THE GAI AND THAT NO ADDITIONAL PURCHASE PAYMENTS ARE MADE DURING THESE CONTRACT YEARS.

A GAI Reset is automatic beginning 3 years after the GLWB rider was added to the contract. Once the reset has occurred, another reset will not occur for another 3 years. This income reset provision only applies to the GAI. When the reset occurs, the GAI will be calculated as the Annual Income Percentage based on the age at the time of the income reset times the greater of the GWB or the current contract value, but not less than the GAI prior to the income reset.

                                 CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                                  VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                        ATTAINED  BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS            AGE    ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------          -------- -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1....    65    $      0 $100,000   $    0   $100,000  $100,000    $5,000
Activity...............    --    $102,000 $ 20,000   $    0   $122,000  $120,000    $6,000
Beginning of Year 2....    66          --       --       --         --  $120,000    $6,000
Activity (withdrawal)..    --    $116,600       --   $6,000   $110,600  $114,000    $6,000
Beginning of Year 3....    67          --       --       --         --  $114,000    $6,000
Activity (withdrawal)..    --    $111,600       --   $6,000   $105,600  $108,000    $6,000
Beginning of Year 4....    68          --       --       --         --  $108,000    $6,000
Income Reset Provision.    --          --       --       --   $115,000  $108,000    $6,000
Beginning of Year 5....    69          --       --       --         --  $108,000    $6,000
Activity (withdrawal)..    --    $118,600       --   $6,000   $112,600  $102,000    $6,000
Beginning of Year 6....    70          --       --       --         --  $102,000    $6,000
Activity (withdrawal)..    --    $115,800       --   $6,000   $109,800  $ 96,000    $6,000
Beginning of Year 7....    71          --       --       --         --  $ 96,000    $6,000
Income Reset Provision.    --          --       --       --   $113,500  $ 96,000    $6,243

EXAMPLE #6 -- GLWB ADDED ON 2ND CONTRACT ANNIVERSARY. SUBSEQUENT PURCHASE PAYMENTS RECEIVED THE FOLLOWING YEAR WHEN THE OWNER IS AT A DIFFERENT ANNUAL INCOME PERCENTAGE.

The GLWB benefit may be added at issue or within 30 days prior to any contract anniversary. At the time of election, the GWB value will be set to the current contract value and the GAI will be calculated using the Annual Income Percentage based on the age of the oldest owner at the time of election. If a subsequent purchase payment is received when the oldest owner is at an age with a higher Annual Income Percentage, the new money will receive the higher Annual Income Percentage, and the GAI will increase by an amount equal to the amount the purchase payment times the Annual Income Percentage.

                                     CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                                      VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                            ATTAINED  BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS                AGE    ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------              -------- -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1........    --    $      0 $100,000   $    0   $100,000        --        --
Activity...................    --    $102,000 $ 20,000   $    0   $122,000        --        --
Beginning of Year 2........    --
Activity (withdrawal)......    --    $116,600       --   $6,000   $110,600        --        --
Beginning of Year 3 -- add
  GLWB.....................    59          --       --       --   $103,600  $103,600    $4,144
Beginning of Year 4........    60          --       --       --         --  $103,600    $4,144
Activity...................    --    $110,000 $ 10,000   $    0   $120,000  $113,600    $4,644
Beginning of Year 5........    61          --       --       --   $123,000  $113,600    $4,644

EXAMPLE #7 -- A GMWB CONTRACT CONVERTS TO A GLWB ON THE 2ND CONTRACT ANNIVERSARY WHERE THE CONTRACT VALUE IS GREATER THAN THE GWB AMOUNT.

Contracts with the GMWB feature may elect to convert to the GLWB feature within 30 days prior to any contract anniversary, as long as the client is within the eligible age limits. As of the contract anniversary date, the GMWB guarantees will terminate. For the GLWB benefit, the GWB value will be set to the current contract anniversary value and the GAI calculated using the Annual Income Percentage based on the oldest owner's age at the time of the conversion. The GWB will increase if the contract value is greater than the GWB value from the GMWB feature at the time of conversion.

                                            CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                                             VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                                   ATTAINED  BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS                       AGE    ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------                     -------- -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1...............    --    $      0 $100,000   $    0   $100,000  $100,000    $7,000
Activity..........................    --    $102,000 $ 20,000   $    0   $122,000  $120,000    $8,400
Beginning of Year 2...............    --          --       --       --         --  $120,000    $8,400
Beginning of Year 3 -- convert to
  GLWB............................    67          --       --       --   $132,000  $132,000    $6,600
Activity (withdrawal).............    --    $133,600       --   $6,600   $127,000  $125,400    $6,600

EXAMPLE #8 -- A GMWB CONTRACT CONVERTS TO A LIFETIME GMWB ON THE 2ND CONTRACT ANNIVERSARY WHERE THE CONTRACT VALUE IS LESS THAN THE GWB AMOUNT.

Contracts with the GMWB feature may elect to convert to a lifetime GMWB within 30 days prior to any contract anniversary. As of the contract anniversary date, the GMWB guarantees will terminate. For the GLWB feature, the GWB value will be set to the current contract anniversary value and the lifetime GAI calculated using the Annual Income Percentage based on the oldest owner's age at the time of conversion. The GWB will decrease at conversion if the contract value is less than the GWB value from the GMWB feature at the time of conversion.

                                         CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                                          VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                                ATTAINED  BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS                    AGE    ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------                  -------- -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1............    --    $      0 $100,000   $    0   $100,000  $100,000    $7,000
Activity.......................    --    $102,000 $ 20,000   $    0   $122,000  $120,000    $8,400
Beginning of Year 2............    --          --       --       --         --  $120,000    $8,400
Beginning of Year 3 -- convert
  to GLWB......................    67          --       --       --   $117,000  $117,000    $5,850
Activity (withdrawal)..........    --    $117,100       --   $5,850   $111,250  $111,150    $5,850

  APPENDIX G -- EXAMPLES OF THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT II --
                            SINGLE AND JOINT OPTIONS

Below are several examples that are designed to help show how the Guaranteed Lifetime Withdrawal Benefit II Option functions. A complete description of the optional contract feature can be found in the prospectus sections "Other Contract Options -- Guaranteed Lifetime Withdrawal Benefit II -- Single Option (GLWB II -- Single)" and "Other Contract Options -- Guaranteed Lifetime Withdrawal Benefit II -- Joint Option (GLWB II -- Joint)". Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by sub-account gain or loss.

EXAMPLE #1 -- INITIAL VALUES ON THE EFFECTIVE DATE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000.

The GWB is set equal to the initial purchase payment and the GAI is 5% of the GWB.

                     CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                      VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                      BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS       ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------       -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1.    $0    $100,000     $0     $100,000  $100,000    $5,000

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING FIRST CONTRACT YEAR AND BEFORE ANY WITHDRAWALS HAVE BEEN TAKEN.

If additional purchase payments are received, the GWB will increase by the amount of the purchase payment. The GAI will be increased by an amount equal to the amount of the purchase payment multiplied by 5%.

                     CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                      VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                      BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS       ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------       -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1. $      0 $100,000     --     $100,000  $100,000    $5,000
Activity............ $102,000 $ 20,000     --     $122,000  $120,000    $6,000

EXAMPLE #3 -- GUARANTEED WITHDRAWAL BENEFIT ENHANCEMENT AND GUARANTEED ANNUAL INCOME RESET.

On each contract anniversary prior to the first withdrawal, for up to 10 years following the election of the rider, there will be a Guaranteed Withdrawal Benefit enhancement. The GWB will be increased by 5% of the GWB prior to the enhancement and the GAI will be increased to 5% of the GWB following the enhancement.

An automatic Guaranteed Annual Income Reset will occur on every contract anniversary through age 85. The GWB will be reset to the greater of the prior GWB or the current contract value. The GAI will be recalculated to 5% of the reset GWB, but will never be lower than the GAI immediately prior to the reset.

The Guaranteed Withdrawal Benefit enhancement will occur prior to the Guaranteed Withdrawal Benefit Reset on any contract anniversary where both are applicable.

                     CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                      VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                      BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS       ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------       -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1. $      0 $100,000     --     $100,000  $100,000    $5,000
Activity............ $102,000 $ 20,000     --     $122,000  $120,000    $6,000
Enhancement......... $128,000       --     --     $128,000  $126,000    $6,300
Income Reset........ $128,000       --     --     $128,000  $128,000    $6,400
Beginning of Year 2. $128,000       --     --     $128,000  $128,000    $6,400
Enhancement......... $130,000       --     --     $130,000  $134,400    $6,720
Income Reset........ $130,000       --     --     $130,000  $134,400    $6,720
Beginning of Year 3. $130,000       --     --     $130,000  $134,400    $6,720

EXAMPLE #4 -- WITHDRAWAL PRIOR TO THE BENEFIT DATE.

Any withdrawal prior to the Benefit Date will cause an immediate adjustment to both the GWB and GAI. The GWB will be reduced by the result of the ratio of the withdrawal to the contract value immediately prior to such withdrawal. The GAI will be recalculated to 5% of the GWB following the withdrawal.

                       CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                        VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                        BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS         ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------         -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1... $      0 $100,000       --   $100,000  $100,000    $5,000
Activity.............. $102,000 $ 20,000       --   $122,000  $120,000    $6,000
Enhancement........... $124,000       --       --   $124,000  $126,000    $6,300
Income Reset.......... $124,000       --       --   $124,000  $126,000    $6,300
Beginning of Year 2... $124,000       --       --   $124,000  $126,000    $6,300
Activity (withdrawal). $125,000       --   $6,300   $118,700  $119,650    $5,983

EXAMPLE #5 -- CUMULATIVE WITHDRAWALS AFTER THE BENEFIT DATE NOT EXCEEDING THE
GAI.

The client may make cumulative withdrawals up to the GAI each contract year following the Benefit Date without any adjustment to the GAI. The GWB will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAI not withdrawn during a contract year may not be carried over to the next contract year.

                       CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                        VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                        BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS         ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------         -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1... $      0 $100,000       --   $100,000  $100,000    $5,000
Activity.............. $102,000 $ 20,000       --   $122,000  $120,000    $6,000
Enhancement........... $124,000       --       --   $124,000  $126,000    $6,300
Income Reset.......... $124,000       --       --   $124,000  $126,000    $6,300
Beginning of Year 2... $124,000       --       --   $124,000  $126,000    $6,300
Activity (withdrawal). $125,000       --   $6,300   $118,700  $119,700    $6,300
Income Reset.......... $130,000       --       --   $130,000  $130,000    $6,500
Beginning of Year 3... $130,000       --       --   $130,000  $130,000    $6,500

EXAMPLE #6 -- CUMULATIVE WITHDRAWALS AFTER THE BENEFIT DATE EXCEEDING THE GAI.

The client may withdraw more than the GAI in any contract year following the Benefit Date. Any withdrawal following the benefit date in excess of the GAI will cause an immediate adjustment to both the GWB and GAI. The GWB will be reduced by the ratio of the excess withdrawal to the contract value immediately prior to the excess portion of the withdrawal. If contract values are declining, this can create a larger loss in GWB. The GAI will be reduced by the result of the ratio of the excess withdrawal to the contract value immediately prior to the excess portion of the withdrawal.

                       CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                        VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                        BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS         ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------         -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1... $      0 $100,000       --   $100,000  $100,000    $5,000
Activity.............. $102,000 $ 20,000       --   $122,000  $120,000    $6,000
Enhancement........... $124,000       --       --   $124,000  $126,000    $6,300
Income Reset.......... $124,000       --       --   $124,000  $126,000    $6,300
Beginning of Year 2... $124,000       --       --   $124,000  $126,000    $6,300
Activity (withdrawal). $125,000       --  $ 6,300   $118,700  $119,700    $6,300
Income Reset.......... $120,000       --       --   $120,000  $120,000    $6,300
Beginning of Year 3... $120,000       --       --   $120,000  $120,000    $6,300
Activity (withdrawal). $122,000       --  $10,000   $112,000  $110,064    $6,099

EXAMPLE #7 -- A GMWB CONTRACT CONVERTS TO A GLWB II ON THE 2ND CONTRACT ANNIVERSARY.

Contracts with the GMWB option may elect to convert to the GLWB II -- Single or GLWB II -- Joint option within 30 days prior to any contract anniversary subject to applicable age limits. As of the contract anniversary date, the GMWB guarantees will terminate. For the GLWB II benefit, the GWB value will be set to the current contract anniversary value and the GAI calculated as 5% of the GWB. The GWB will increase if the contract value is greater than the GWB value from the GMWB feature at the time of conversion. The GWB will decrease at conversion if the contract value is less than the GWB value from the GMWB option at the time of conversion.

                                   CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                                    VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                                    BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS                     ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------                     -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1............... $      0 $100,000   $    0   $100,000  $100,000    $7,000
Activity.......................... $102,000 $ 20,000   $    0   $122,000  $120,000    $8,400
Beginning of Year 2...............                --       --         --  $120,000    $8,400
Beginning of Year 3 -- convert to
  GLWB II......................... $132,000       --       --   $132,000  $132,000    $6,600
Activity (withdrawal)............. $133,600       --   $6,600   $127,000  $125,400    $6,600

            APPENDIX H -- EXAMPLES ILLUSTRATING CREDIT ENHANCEMENT

EXAMPLE #1 -- RECAPTURE OF CREDIT ENHANCEMENT DUE TO RIGHT OF CANCELLATION OR "FREE LOOK".

In the event the contract is cancelled and returned during the free look period, we will refund the current contract value less any credit enhancements applied to the contract. The contract owner bears the investment risk for the purchase payment(s) and credit enhancements(s) during this period. For example:

Purchase Payment = $500,000
Credit Enhancement = $2,500 (.50% 3 500,000)
Contract Value at Issue = $502,500

Assume the contract value on the valuation date has decreased to $501,000 due to poor fund performance. The amount refunded as a result of the free look cancellation is $498,500 ($501,000 - $2,500).

EXAMPLE #2 -- RECAPTURE OF CREDIT ENHANCEMENT DUE TO DEATH BENEFIT.

The death benefit will be calculated according to the death benefit option elected at the time of contract issue. Any death benefit paid to a beneficiary will be reduced by the amount of credit enhancement(s) received within the last 12 months. For example:

Purchase Payment = $500,000
Credit Enhancement = $2,500 (.50% 3 500,000)
Subsequent Purchase Payment fourth month following contract issue = $400,000 Additional Credit Enhancement = $4,250 (.75% 3 900,000 - 2,500)

Assume a death benefit of $950,000 becomes payable 15 months after contract issue. No recapture is applied to the first credit enhancement because it was added to the contract more than 12 months prior. The second credit enhancement is within the first 12 months so recapture applies. The adjusted death benefit would be $950,000 - $4,250 = $945,750. If there are two beneficiaries, each entitled to 50% of the death benefit; they would each receive $472,875.

EXAMPLE #3 -- RECAPTURE OF CREDIT ENHANCEMENT WHEN AMOUNTS ARE APPLIED TO PROVIDE ANNUITY PAYMENTS.

If the entire contract value is applied to provide annuity payments, the value will be reduced by the amount of credit enhancement(s) received within the last 12 months. For example:

Purchase Payment = $500,000
Credit Enhancement = $2,500 (.50% 3 500,000)
Subsequent Purchase Payment fourth month following contract issue = $400,000 Additional Credit Enhancement = $4,250 (.75% 3 900,000 - 2,500)

If the contract value was $945,000, the amount available to provide annuity payments prior to any applicable deduction for premium tax is $945,000 - $4,250 = $940,750.

EXAMPLE #4 -- DEMONSTRATION OF CREDIT ENHANCEMENT SCHEDULE.

The credit enhancement schedule has four levels, based on the cumulative net purchase payments. Cumulative net purchase payments are the total of all purchase payments received for a contract, less any prior withdrawals from contract value (including associated charges). With each purchase payment received, we will evaluate whether the contract is eligible for a credit enhancement. If eligible, the credit enhancement will be added to the contract value. The amount of credit enhancement is calculated as follows: cumulative net purchase payments multiplied by the applicable Credit Enhancement percentage; less any Credit Enhancements previously applied to the Contract Value. If the result of the calculation is less than zero, no credit enhancement will be applied.

                       CONTRACT                                                             CONTRACT
                        VALUE   PURCHASE            CUMULATIVE NET ADDITIONAL     TOTAL      VALUE
                        BEFORE  PAYMENTS WITHDRAWAL    PURCHASE      CREDIT      CREDIT      AFTER
CONTRACT YEARS         ACTIVITY RECEIVED   AMOUNT      PAYMENTS    ENHANCEMENT ENHANCEMENT  ACTIVITY
--------------         -------- -------- ---------- -------------- ----------- ----------- ----------
Beginning of Year 1... $      0 $200,000  $      0    $  200,000     $    0      $     0   $  200,000
Activity.............. $208,000 $200,000  $      0    $  400,000     $1,000      $ 1,000   $  409,000
Activity (withdrawal). $398,000       --  $250,000    $  150,000     $    0      $ 1,000   $  148,000
Activity.............. $163,000 $450,000  $      0    $  600,000     $2,000      $ 3,000   $  615,000
Activity.............. $645,000 $500,000  $      0    $1,100,000     $8,000      $11,000   $1,153,000

EXAMPLE #5 -- DEMONSTRATION OF CREDIT ENHANCEMENT WITH GMWB ELECTED AT ISSUE.

When GMWB is elected at issue, the initial guaranteed withdrawal benefit (GWB) is equal to purchase payments. The credit enhancement is not considered a purchase payment and therefore, has no impact on the initial GMWB values.

                       CONTRACT                                                CONTRACT GUARANTEED GUARANTEED
                        VALUE   PURCHASE            CUMULATIVE NET              VALUE   WITHDRAWAL   ANNUAL
                        BEFORE  PAYMENTS WITHDRAWAL    PURCHASE      CREDIT     AFTER    BENEFIT     INCOME
CONTRACT YEARS         ACTIVITY RECEIVED   AMOUNT      PAYMENTS    ENHANCEMENT ACTIVITY   (GWB)      (GAW)
--------------         -------- -------- ---------- -------------- ----------- -------- ---------- ----------
Beginning of Year 1... $      0 $500,000  $     0      $500,000      $2,500    $502,500  $500,000   $35,000
Beginning of Year 2...       --       --       --            --          --          --  $500,000   $35,000
Activity (withdrawal). $498,000       --  $35,000      $465,000          --    $463,000  $465,000   $35,000

EXAMPLE #6 -- DEMONSTRATION OF CREDIT ENHANCEMENT WITH GLWB ELECTED AT ISSUE.

When GLWB is elected at issue, the initial guaranteed withdrawal benefit (GWB) is equal to purchase payments. The credit enhancement is not considered a purchase payment and therefore, has no impact on the initial GLWB values. The guaranteed annual income (GAI) in this example assumes the oldest owner is age 65 at contract issue.

                       CONTRACT                                                CONTRACT GUARANTEED GUARANTEED
                        VALUE   PURCHASE            CUMULATIVE NET              VALUE   WITHDRAWAL   ANNUAL
                        BEFORE  PAYMENTS WITHDRAWAL    PURCHASE      CREDIT     AFTER    BENEFIT     INCOME
CONTRACT YEARS         ACTIVITY RECEIVED   AMOUNT      PAYMENTS    ENHANCEMENT ACTIVITY   (GWB)      (GAI)
--------------         -------- -------- ---------- -------------- ----------- -------- ---------- ----------
Beginning of Year 1... $      0 $500,000  $     0      $500,000      $2,500    $502,500  $500,000   $25,000
Beginning of Year 2...       --       --       --            --          --          --  $500,000   $25,000
Activity (withdrawal). $498,000       --  $25,000      $475,000          --    $473,000  $475,000   $25,000

EXAMPLE #7 -- DEMONSTRATION OF CREDIT ENHANCEMENT WITH GLWB II ELECTED AT ISSUE.

When GLWB is elected at issue, the initial guaranteed withdrawal benefit (GWB) is equal to purchase payments. The credit enhancement is not considered a purchase payment and therefore, has no impact on the initial GLWB values. However, the contract value includes the Credit Enhancement and may increase the GLWB II values at time of reset.

                     CONTRACT                                                CONTRACT GUARANTEED GUARANTEED
                      VALUE   PURCHASE            CUMULATIVE NET              VALUE   WITHDRAWAL   ANNUAL
                      BEFORE  PAYMENTS WITHDRAWAL    PURCHASE      CREDIT     AFTER    BENEFIT     INCOME
CONTRACT YEARS       ACTIVITY RECEIVED   AMOUNT      PAYMENTS    ENHANCEMENT ACTIVITY   (GWB)      (GAI)
--------------       -------- -------- ---------- -------------- ----------- -------- ---------- ----------
Beginning of Year 1. $      0 $500,000    $ 0        $500,000      $2,500    $502,500  $500,000   $25,000
GWB Enhancement/
  Income Reset...... $523,000       --     --        $500,000          --    $523,000  $523,000   $26,150
Beginning of Year 2. $523,000       --     --        $500,000          --    $523,000  $523,000   $26,150

EXAMPLE #8 -- DEMONSTRATION OF CREDIT ENHANCEMENT WITH GMIB ELECTED AT ISSUE.

When GMIB is elected at issue, the initial Highest Anniversary Value and Roll-up Value are equal to purchase payments. The credit enhancement is not considered a purchase payment and therefore, has no impact on the initial benefit values. However, the contract value includes the credit enhancement and may increase the benefit values on the next contract anniversary.

                          CONTRACT          CUMULATIVE             CONTRACT
                           VALUE   PURCHASE    NET                  VALUE     HIGHEST
                           BEFORE  PAYMENTS  PURCHASE    CREDIT     AFTER   ANNIVERSARY ROLL-UP  BENEFIT
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED  PAYMENTS  ENHANCEMENT ACTIVITY    VALUE     VALUE    BASE
--------------------  --- -------- -------- ---------- ----------- -------- ----------- -------- --------
Beginning of Year 1.. 60        -- $500,000  $500,000    $2,500    $502,500  $500,000   $500,000 $500,000
Beginning of Year 2.. 61  $528,500       --  $500,000        --    $528,500  $528,500   $525,000 $528,500


EXAMPLE #9 -- DEMONSTRATION OF CREDIT ENHANCEMENT WITH ENCORE LIFETIME INCOME ELECTED AT ISSUE.

When Encore is elected at issue, the initial benefit base is equal to purchase payments. The credit enhancement is not considered a purchase payment and therefore, has no impact on the initial Encore values. However, the contract value includes the credit enhancement and may increase the Encore values at time of reset. The guaranteed annual income (GAI) in this example assumes the oldest owner is age 65 at contract issue.



                           CONTRACT                     CUMULATIVE             CONTRACT          GUARANTEED
                            VALUE   PURCHASE               NET                  VALUE              ANNUAL
                            BEFORE  PAYMENTS WITHDRAWAL  PURCHASE    CREDIT     AFTER   BENEFIT    INCOME
CONTRACT YEARS             ACTIVITY RECEIVED   AMOUNT    PAYMENTS  ENHANCEMENT ACTIVITY  BASE      (GAI)
--------------             -------- -------- ---------- ---------- ----------- -------- -------- ----------
Beginning of Year 1....... $      0 $500,000    $ 0      $500,000    $2,500    $502,500 $500,000  $25,000
Benefit Base Enhancement/
  Reset................... $535,000       --     --      $500,000        --    $535,000 $535,000  $26,750
Beginning of Year 2....... $535,000       --     --      $500,000        --    $535,000 $535,000  $26,750

EXAMPLE #10 -- DEMONSTRATION OF CREDIT ENHANCEMENT WITH OVATION LIFETIME INCOME OR OVATION LIFETIME INCOME II ELECTED AT ISSUE.

When Ovation or Ovation II is elected at issue, the initial benefit base is equal to purchase payments. The credit enhancement is not considered a purchase payment and therefore, has no impact on the initial Ovation or Ovation II values. However, the contract value includes the credit enhancement and may increase the Ovation or Ovation II values at time of reset. The guaranteed annual income (GAI) in this example assumes the applicable annual income percentage at contract issue is 5%.



                     CONTRACT                     CUMULATIVE             CONTRACT          GUARANTEED
                      VALUE   PURCHASE               NET                  VALUE              ANNUAL
                      BEFORE  PAYMENTS WITHDRAWAL  PURCHASE    CREDIT     AFTER   BENEFIT    INCOME
CONTRACT YEARS       ACTIVITY RECEIVED   AMOUNT    PAYMENTS  ENHANCEMENT ACTIVITY  BASE      (GAI)
--------------       -------- -------- ---------- ---------- ----------- -------- -------- ----------
Beginning of Year 1. $      0 $500,000    $ 0      $500,000    $2,500    $502,500 $500,000  $25,000
Benefit Base
Enhancement/Reset... $535,000       --     --      $500,000        --    $535,000 $535,000  $26,750
Beginning of Year 2. $535,000       --     --      $500,000        --    $535,000 $535,000  $26,750

    APPENDIX I -- EXAMPLES OF THE GUARANTEED MINIMUM INCOME BENEFIT OPTION

Below are several examples that are designed to help show how the Guaranteed Minimum Income Benefit option functions. A complete description of this optional contract feature can be found in the prospectus section "Other Contract Options -- Guaranteed Minimum Income Benefit Option". The following examples use hypothetical contract activity and are not representative of projected future returns or how your contract will actually perform.

EXAMPLE #1 -- SINGLE PURCHASE PAYMENT OF $50,000, NO WITHDRAWALS, AND CORRESPONDING RIDER VALUES.

The chart below is meant to provide a graphic example of how the Highest Anniversary Value, Roll-up Value and contract value vary relative to one another during periods of positive and negative market fluctuations (as reflected by the 'Contract Value' line). The table below provides a numeric example of these features. The values reflected in the table correspond to the values reflected in the chart. The columns to the right entitled 'GMIB Fixed Annuity Payment' and 'Fixed Annuity Payment Guaranteed under the Base Contract' demonstrate annuity payment amounts using the default annuity payment option of life with a period certain of 60 months.


                                   [Chart]

 Beginning                          Highest
of Contract       Contract        Anniversary         Roll-up
   Year            Value             Value             Value
-----------       --------        -----------         -------

   1              $50,000         $50,000            $50,000
   2               53,000          53,000             52,500
   3               60,000          60,000             55,125
   4               64,000          64,000             57,881
   5               54,000          64,000             60,775
   6               60,000          64,000             63,814
   7               78,000          78,000             78,000
   8               80,000          80,000             81,900
   9               62,500          80,000             85,995
  10               70,500          80,000             90,295
  11               80,000          80,000             94,809
  12               85,000          85,000             99,550
  13               80,000          85,000            104,527
  14               70,000          85,000            109,754
  15               68,000          85,000            109,754
  16               73,000          85,000            109,754


                                                                                                      FIXED
                                                                                                     ANNUITY
                                                                                                     PAYMENT
                          CONTRACT                     CONTRACT                              GMIB   GUARANTEED
                           VALUE   PURCHASE             VALUE     HIGHEST                    FIXED  UNDER THE
                           BEFORE  PAYMENTS WITHDRAWAL  AFTER   ANNIVERSARY ROLL-UP BENEFIT ANNUITY    BASE
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY    VALUE     VALUE   BASE   PAYMENT  CONTRACT
--------------------  --- -------- -------- ---------- -------- ----------- ------- ------- ------- ----------
Beginning of Year 1.. 67       --  $50,000      --     $50,000    $50,000   $50,000 $50,000     --        --
Beginning of Year 2.. 68  $53,000       --      --     $53,000    $53,000   $52,500 $53,000     --        --
Beginning of Year 3.. 69  $60,000       --      --     $60,000    $60,000   $55,125 $60,000     --        --
Beginning of Year 4.. 70  $64,000       --      --     $64,000    $64,000   $57,881 $64,000     --        --
Beginning of Year 5.. 71  $54,000       --      --     $54,000    $64,000   $60,775 $64,000     --        --
Beginning of Year 6.. 72  $60,000       --      --     $60,000    $64,000   $63,814 $64,000     --        --
Beginning of Year 7.. 73  $78,000       --      --     $78,000    $78,000   $78,000 $78,000     --        --
Beginning of Year 8.. 74  $80,000       --      --     $80,000    $80,000   $81,900 $81,900     --        --
Beginning of Year 9.. 75  $62,500       --      --     $62,500    $80,000   $85,995 $85,995     --        --
Beginning of Year 10. 76  $70,500       --      --     $70,500    $80,000   $90,295 $90,295     --        --
Beginning of Year 11. 77  $80,000       --      --     $80,000    $80,000   $94,809 $94,809 $5,859    $6,650
Beginning of Year 12. 78  $85,000       --      --     $85,000    $85,000   $99,550 $99,550 $6,371    $7,364

                                                                                                        FIXED
                                                                                                       ANNUITY
                                                                                                       PAYMENT
                          CONTRACT                     CONTRACT                                GMIB   GUARANTEED
                           VALUE   PURCHASE             VALUE     HIGHEST                      FIXED  UNDER THE
                           BEFORE  PAYMENTS WITHDRAWAL  AFTER   ANNIVERSARY ROLL-UP  BENEFIT  ANNUITY    BASE
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY    VALUE     VALUE    BASE    PAYMENT  CONTRACT
--------------------  --- -------- -------- ---------- -------- ----------- -------- -------- ------- ----------
Beginning of Year 13. 79  $80,000     --        --     $80,000    $85,000   $104,527 $104,527 $6,931    $7,215
Beginning of Year 14. 80  $70,000     --        --     $70,000    $85,000   $109,754 $109,754 $7,547    $6,575
Beginning of Year 15. 81  $68,000     --        --     $68,000    $85,000   $109,754 $109,754 $7,831    $6,652
Beginning of Year 16. 82  $73,000     --        --     $73,000    $85,000   $109,754 $109,754 $8,132    $7,439

In the example above, the beginning of year 2 illustrates the impact on benefit values when the contract value increases. The contract value has increased to $53,000 and the Highest Anniversary Value is reset to the current contract value. The Roll-up Value is calculated as the prior Roll-up Value, accumulated at 5% ($50,000 * 1.05 = $52,500). The benefit base is the greater of the Highest Anniversary Value or the Roll-up Value, resulting in a benefit base at this point of $53,000.

In the example above, the beginning of year 5 illustrates the impact on benefit values when the contract value decreases. The contract value has decreased to $54,000 and since that is less than the prior year, the Highest Anniversary Value remains at $64,000 and is not reset. The prior Roll-up Value is accumulated at 5% ($60,775 * 1.05 = $63,814). The benefit base is the greater of the Highest Anniversary Value or the Roll-up Value, resulting in a benefit base of $64,000. In this example, there is no increase or decrease to the benefit base when compared to the prior contract anniversary.

Beginning with the 10th contract anniversary (beginning of year 11), monthly annualized income is illustrated assuming the contract is annuitized under a life with 60 months certain option for a male annuitant. The GMIB Fixed Annuity Payment column reflects the amount of income provided by the GMIB benefit base if the GMIB is exercised. The Fixed Annuity Payment Guaranteed under the base contract reflects the amount of fixed annuity payment provided by the contract value under the minimum contract guarantees.

EXAMPLE #2 -- INITIAL VALUES ON THE EFFECTIVE DATE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000.

Examples 2-5 are progressive, starting with an initial purchase payment of $100,000 and illustrating the impact of additional contract activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. At any point in time the benefit base is equal to the greater of the Highest Anniversary Value or the Roll-up Value.

                          CONTRACT                     CONTRACT
                           VALUE   PURCHASE             VALUE     HIGHEST
                           BEFORE  PAYMENTS WITHDRAWAL  AFTER   ANNIVERSARY ROLL-UP  BENEFIT
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY    VALUE     VALUE    BASE
--------------------  --- -------- -------- ---------- -------- ----------- -------- --------
Beginning of Year 1.. 60     --    $100,000     --     $100,000  $100,000   $100,000 $100,000

EXAMPLE #3 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING FIRST CONTRACT YEAR AND BEFORE ANY WITHDRAWALS HAVE BEEN TAKEN.

As shown below, additional purchase payments are added to the Highest Anniversary Value. The prior Roll-up Value is accumulated at 5% ($100,000 *
1.05 (6 / 12) = $102,470) and then increased by the new purchase payment ($102,470 + $10,000 = $112,470). The Roll-up Value exceeds the Highest Anniversary Value and therefore the benefit base is $112,470.

                             CONTRACT                     CONTRACT
                              VALUE   PURCHASE             VALUE     HIGHEST
                              BEFORE  PAYMENTS WITHDRAWAL  AFTER   ANNIVERSARY ROLL-UP  BENEFIT
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY    VALUE     VALUE    BASE
--------------------     --- -------- -------- ---------- -------- ----------- -------- --------
Beginning of Year 1..... 60        -- $100,000     --     $100,000  $100,000   $100,000 $100,000
Activity 6 months later. 60  $102,000 $ 10,000     --     $112,000  $110,000   $112,470 $112,470

EXAMPLE #4 -- WITHDRAWALS DURING THE SECOND CONTRACT YEAR NOT EXCEEDING 5% OF THE ROLL-UP VALUE.

At the beginning of year 2, the contract value of $115,000 is greater than the previous Highest Anniversary Value, $110,000, and thus the Highest Anniversary Value is reset to $115,000. Also, the Roll-up Value is accumulated at 5% for the latter 6 months in year 1 ($112,470 * 1.05 ^ (6 / 12) = $115,247).

The withdrawal of $5,000 during the second contract year is less than 5% of the Roll-up Value as of the prior contract anniversary (5% * $115,247 = $5,762) and thus the withdrawal adjustment for the Roll-up Value is applied on a dollar-for-dollar basis. The Roll-up Value is first increased at 5% for 6 months of interest and then the withdrawal is subtracted ($115,247 * 1.05 ^ (6 / 12) - $5,000 = $113,093).

Withdrawals are always applied to the Highest Anniversary Value on a pro rata basis. A pro rata adjustment reduces the value by the same proportion as the withdrawal bears to the contract value immediately before the withdrawal. The contract value prior to the withdrawal is $117,000 and the $5,000 withdrawal during the second contract year is applied on a pro rata basis to adjust the Highest Anniversary Value to $110,085 ($115,000 - $115,000 * ($5,000 /
$117,000) = $110,085).

                             CONTRACT                     CONTRACT
                              VALUE   PURCHASE             VALUE     HIGHEST
                              BEFORE  PAYMENTS WITHDRAWAL  AFTER   ANNIVERSARY ROLL-UP  BENEFIT
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY    VALUE     VALUE    BASE
--------------------     --- -------- -------- ---------- -------- ----------- -------- --------
Beginning of Year 1..... 60        -- $100,000       --   $100,000  $100,000   $100,000 $100,000
Activity 6 months later. 60  $102,000 $ 10,000       --   $112,000  $110,000   $112,470 $112,470
Beginning of Year 2..... 61  $115,000       --       --   $115,000  $115,000   $115,247 $115,247
Activity 6 months later. 61  $117,000       --   $5,000   $112,000  $110,085   $113,093 $113,093

EXAMPLE #5 -- WITHDRAWALS DURING THE THIRD CONTRACT YEAR EXCEEDING 5% OF THE ROLL-UP VALUE.

At the beginning of year 3, the Contract Value of $118,000 is greater than the previous Highest Anniversary Value of $110,085, and the Highest Anniversary Value is reset. The Roll-up Value accumulates at 5% for the latter 6 months in year 2 ($113,093 * 1.05 ^ (6 / 12) = $115,886).

The withdrawal of $8,000 during the third contract year is greater than 5% of the Roll-up Value as of the prior contract anniversary ( 5% * $115,886 = $5,794) and thus the withdrawal adjustment for the Roll-up Value is applied on a pro rata basis. The contract value immediately prior to the withdrawal is $102,000 and the Roll-up Value is first accumulated at 5% for 6 months ($115,886 * 1.05 ^ (6 / 12) = $118,748) and then the withdrawal is applied
($118,748 - $118,748 * $8,000 / $102,000 = $109,434).

Withdrawals are always applied to the Highest Anniversary Value on a pro rata basis. The $8,000 withdrawal is taken by applying a pro rata adjustment to the Highest Anniversary Value ($118,000 - $118,000 * $8,000 / $102,000 = $108,745).

                             CONTRACT                     CONTRACT
                              VALUE   PURCHASE             VALUE     HIGHEST
                              BEFORE  PAYMENTS WITHDRAWAL  AFTER   ANNIVERSARY ROLL-UP  BENEFIT
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY    VALUE     VALUE    BASE
--------------------     --- -------- -------- ---------- -------- ----------- -------- --------
Beginning of Year 1..... 60        -- $100,000       --   $100,000  $100,000   $100,000 $100,000
Activity 6 months later. 60  $102,000 $ 10,000       --   $112,000  $110,000   $112,470 $112,470
Beginning of Year 2..... 61  $115,000       --       --   $115,000  $115,000   $115,247 $115,247
Activity 6 months later. 61  $117,000       --   $5,000   $112,000  $110,085   $113,093 $113,093
Beginning of Year 3..... 62  $118,000       --       --   $118,000  $118,000   $115,886 $118,000
Activity 6 months later. 62  $102,000       --   $8,000   $ 94,000  $108,745   $109,434 $109,434

EXAMPLE #6 -- A RESET IN THE GMIB IS ELECTED AT THE BEGINNING OF CONTRACT YEAR
4.

The contract owner may elect to reset the Roll-up Value to the contract value beginning with the 3rd anniversary after rider election. A written request within 30 days prior to the contract anniversary will be required. If the reset is not elected on the first available anniversary, it will be available on future anniversaries. Once elected, the reset may not be elected for another 3 year period. A reset will only occur if the contract value is greater than the Roll-up Value on the date of reset. The reset is not available after age 80. The optional reset was elected in the example on the highlighted contract anniversary. Upon reset, the Roll-up Value is set to the current contract value and future Roll-up Values will be based on the new amount. The charge may increase upon reset and there is a new 10 year period before GMIB may be annuitized. In this example, the owner could not annuitize until their 13th contract anniversary (10 years after the latest reset). Annualized monthly income based on a life with 60 months certain and a male annuitant is illustrated below for the first benefit date. The GMIB Fixed Annuity Payment column reflects the amount of income provided by the GMIB benefit base if the GMIB is exercised. The Fixed Annuity Payment Guaranteed under the Base Contract reflects the amount of fixed annuity payment provided by the contract value under the minimum contract guarantees.

                                                                                                FIXED
                                                                                               ANNUITY
                                                                                               PAYMENT
                  CONTRACT                     CONTRACT                                GMIB   GUARANTEED
                   VALUE   PURCHASE             VALUE     HIGHEST                      FIXED  UNDER THE
CONTRACT           BEFORE  PAYMENTS WITHDRAWAL  AFTER   ANNIVERSARY ROLL-UP  BENEFIT  ANNUITY    BASE
ANNIVERSARY   AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY    VALUE     VALUE    BASE    PAYMENT  CONTRACT
-----------   --- -------- -------- ---------- -------- ----------- -------- -------- ------- ----------
Beginning of
  Year 1..... 60        -- $100,000     --     $100,000  $100,000   $100,000 $100,000      --       --
Beginning of
  Year 2..... 61  $105,000       --     --     $105,000  $105,000   $105,000 $105,000      --       --
Beginning of
  Year 3..... 62  $113,000       --     --     $113,000  $113,000   $110,250 $113,000      --       --
Beginning of
  Year 4..... 63  $126,000       --     --     $126,000  $126,000   $126,000 $126,000      --       --
Beginning of
  Year 5..... 64  $128,000       --     --     $128,000  $128,000   $132,300 $132,300      --       --
Beginning of
  Year 6..... 65  $125,000       --     --     $125,000  $128,000   $138,915 $138,915      --       --
Beginning of
  Year 7..... 66  $129,000       --     --     $129,000  $129,000   $145,861 $145,861      --       --
Beginning of
  Year 8..... 67  $134,000       --     --     $134,000  $134,000   $153,154 $153,154      --       --
Beginning of
  Year 9..... 68  $126,000       --     --     $126,000  $134,000   $160,811 $160,811      --       --
Beginning of
  Year 10.... 69  $138,000       --     --     $138,000  $138,000   $168,852 $168,852      --       --
Beginning of
  Year 11.... 70  $141,000       --     --     $141,000  $141,000   $177,295 $177,295      --       --
Beginning of
  Year 12.... 71  $146,000       --     --     $146,000  $146,000   $186,159 $186,159      --       --
Beginning of
  Year 13.... 72  $148,000       --     --     $148,000  $148,000   $195,467 $195,467      --       --
Beginning of
  Year 14.... 73  $149,000       --     --     $149,000  $149,000   $205,241 $205,241 $10,632  $11,122

 APPENDIX J -- EXAMPLES OF THE ENCORE LIFETIME INCOME SINGLE AND JOINT OPTIONS

Below are several examples that are designed to help show how the Encore Lifetime Income -- Single and Encore Lifetime Income -- Joint riders function. A complete description of these optional riders can be found in the section of this Prospectus entitled 'Other Contract Options (Living Benefits)'. Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by sub-account gain or loss.

EXAMPLE #1 -- INITIAL VALUES.

Examples 1-6 are progressive, starting with a purchase payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. This example assumes the rider was elected when the contract was issued. The initial values are based on an initial purchase payment of $100,000 and the age of the oldest owner for Encore -- Single and the age of the youngest Designated Life for Encore -- Joint.

                         CONTRACT                     CONTRACT          GUARANTEED
                          VALUE   PURCHASE             VALUE              ANNUAL
                          BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR        AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------        --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1. 64     $0    $100,000     --     $100,000 $100,000   $4,000

Initial benefit base = initial purchase payment = 100,000.

Initial GAI = Initial benefit base x annual income percentage = 100,000 x 4% = 4,000.

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT.

If additional purchase payments are received, the benefit base will increase by the amount of the purchase payment. For each subsequent purchase payment, the GAI will be increased by an amount equal to the amount of the purchase payment multiplied by the annual income percentage based on the applicable age as of the date of the purchase payment.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $     0  $100,000     --     $100,000 $100,000   $4,000
Activity (purchase payment). 65  $99,000  $ 20,000     --     $119,000 $120,000   $5,000

After the additional purchase payment:

Benefit base = benefit base prior to the purchase payment + purchase payment amount = 100,000 + 20,000 = 120,000.

GAI = existing GAI + (purchase payment amount x annual income percentage) = 4,000 + (20,000 x 5%) = 5,000.

EXAMPLE #3 -- BENEFIT BASE RESET.

On each contract anniversary (reset date), the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The GAI will be reset to the annual income percentage based on the applicable age as of the reset date multiplied by the benefit base, but will never be lower than the GAI immediately prior to the reset date.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64     --    $100,000     --     $100,000 $100,000   $4,000
Activity (purchase payment). 65  $ 99,000 $ 20,000     --     $119,000 $120,000   $5,000
Benefit Base Reset.......... 65  $122,000    --        --     $122,000 $122,000   $6,100

After the reset:

Benefit base = greater of contract value or benefit base prior to the reset = maximum of (122,000, 120,000) = 122,000.

GAI = greater of benefit base x annual income percentage or GAI prior to the reset = maximum of (122,000 x 5% or 5,000) = 6,100.

EXAMPLE #4 -- BENEFIT BASE ENHANCEMENT.

On each contract anniversary prior to the first withdrawal, for a period of up to 10 years following the rider effective date, the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, will be increased by 5%. If the resulting amount is greater than the current benefit base, it will become the new benefit base. The GAI will be the annual income percentage based on the applicable age as of the contract anniversary (i.e., 4%at age 64 and 5% at age 65) multiplied by the new benefit base. This example demonstrates benefit base enhancement at the first contract anniversary.

                                      CONTRACT                     CONTRACT          GUARANTEED
                                       VALUE   PURCHASE             VALUE              ANNUAL
                                       BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                CONTRACT ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                -------- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1.........    64       --    $100,000     --     $100,000 $100,000   $4,000
Activity (purchase payment).    65    $ 99,000 $ 20,000     --     $119,000 $120,000   $5,000
Benefit Base Reset..........    65    $122,000    --        --     $122,000 $122,000   $6,100
Benefit Base 5% Increase....    65    $122,000    --        --     $122,000 $126,000   $6,300

After the enhancement:

Benefit base = the greater of the current benefit base or the benefit base at the prior contract anniversary plus purchase payments received, multiplied by 105%. The current benefit base is 122,000. The benefit base at the prior contract anniversary plus purchase payments multiplied by 105% equals 126,000. Thus, the benefit base becomes 126,000.

GAI = benefit base x annual income percentage = 126,000 x 5% = 6,300.

EXAMPLE #5 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR NOT EXCEEDING THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. The benefit base will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAI not withdrawn during a contract year will not be carried over to the next contract year.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64     --    $100,000     --     $100,000 $100,000   $4,000
Activity (purchase payment). 65  $ 99,000 $ 20,000     --     $119,000 $120,000   $5,000
Benefit Base Reset.......... 65  $122,000    --        --     $122,000 $122,000   $6,100
Benefit Base 5% Increase.... 65  $122,000    --        --     $122,000 $126,000   $6,300
Beginning of Year 2......... 65  $122,000    --        --     $122,000 $126,000   $6,300
Activity (withdrawal)....... 66  $120,000    --      $6,300   $113,700 $119,700   $6,300

After the withdrawal:

Benefit base = benefit base prior to the withdrawal - withdrawal amount = 126,000 - 6,300 = 119,700.

GAI remains unchanged.

EXAMPLE #6 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR EXCEEDING THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. Amounts withdrawn in excess of the GAI will result in a pro rata adjustment to both the benefit base and GAI. The adjustment will be based on the contract value prior to the amount of the withdrawal that exceeds the GAI for the contract year.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEARS               AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
--------------               --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64     --    $100,000    --      $100,000 $100,000   $4,000
Activity (purchase payment). 65  $ 99,000 $ 20,000    --      $119,000 $120,000   $5,000
Benefit Base Reset.......... 65  $122,000    --       --      $122,000 $122,000   $6,100
Benefit Base 5% Increase.... 65  $122,000    --       --      $122,000 $126,000   $6,300
Beginning of Year 2......... 65  $122,000    --       --      $122,000 $126,000   $6,300
Activity (withdrawal)....... 66  $120,000    --     $ 6,300   $113,700 $119,700   $6,300
Activity (withdrawal)....... 66  $113,700    --     $53,700   $ 60,000 $ 63,166   $3,325

After the second withdrawal:

Benefit base = benefit base prior to the withdrawal--[benefit base prior to withdrawal x amount of excess withdrawal / contract value prior to the withdrawal] = 119,700 - [119,700 x 53,700 / 113,700] = 63,166. Thus, the
benefit base becomes 63,166.

GAI = GAI prior to the withdrawal - [GAI prior to the withdrawal x amount of excess withdrawal / contract value prior to the withdrawal] = 6,300 - [6,300 x 53,700 / 113,700] = 3,325. Thus, the GAI becomes 3,325.

NOTE -- IF THERE WAS ONE WITHDRAWAL OF 60,000 RATHER THAN TWO WITHDRAWALS, THE CALCULATIONS ARE:

Benefit base = benefit base prior to the excess withdrawal -- [benefit base prior to the excess withdrawal x amount of excess withdrawal / contract value prior to the excess withdrawal] = (126,000 - 6,300) - [(126,000 - 6,300) x
(60,000 - 6,300) / (120,000 - 6,300)] = 63,166. Thus, the benefit base becomes
63,166.

GAI = GAI prior to the withdrawal -- [GAI prior to the withdrawal x amount of excess withdrawal / contract value prior to the excess withdrawal] = 6,300 - [6,300 x (60,000 - 6,300) / (120,000 - 6,300)] = 3,325. Thus, the GAI becomes
3,325.

EXAMPLE #7 -- YOUNGER OWNER(S) OR DESIGNATED LIVES WITH WITHDRAWAL PRIOR TO THE BENEFIT DATE.

Prior to the benefit date, a withdrawal of any amount will result in a pro rata adjustment based on contract value to the benefit base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage based on the applicable age as of the date of the withdrawal.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 44     --    $100,000     --     $100,000 $100,000   $4,000
Activity (purchase payment). 45  $ 99,000 $ 20,000     --     $119,000 $120,000   $4,800
Benefit Base Reset.......... 45  $122,000    --        --     $122,000 $122,000   $4,880
Benefit Base 5% Increase.... 45  $122,000    --        --     $122,000 $126,000   $5,040
Beginning of Year 2......... 45  $122,000    --        --     $122,000 $126,000   $5,040
Activity (withdrawal)....... 46  $120,000    --      $5,040   $114,960 $120,708   $4,828

After the withdrawal:

Benefit base = benefit base prior to the withdrawal -- [benefit base prior to withdrawal x amount of withdrawal / contract value prior to the withdrawal] = 126,000 - [126,000 x 5,040 / 120,000] = 120,708. Thus, the benefit base becomes
120,708.

GAI = benefit base after the withdrawal x 4.0% = 120,708 x 4.0% = 4,828. Thus, the GAI becomes 4,828.

EXAMPLE #8 -- A GMWB CONVERTS TO ENCORE LIFETIME INCOME ON THE 1ST CONTRACT ANNIVERSARY.

Contracts with the GMWB feature may elect to convert to the Encore Lifetime Income feature within 30 days prior to any contract anniversary, as long as the client(s) is within the eligible age limits. As of the contract anniversary date, the GMWB guarantees will terminate. For the Encore Lifetime Income rider, the benefit base will be set to the current contract anniversary value and the GAI will be the annual income percentage based on the applicable age as of the effective date of the conversion multiplied by the new benefit base. The benefit base will increase if the contract value is greater than the GWB value from the GMWB feature at the time of conversion. The benefit base will decrease at conversion if the contract value is less than the GWB value from the GMWB feature at the time of conversion.

                                                                                        GUARANTEED
                                                                                          ANNUAL
                                                                             GUARANTEED WITHDRAWAL
                                                                             WITHDRAWAL   (GAW),
                                       CONTRACT                     CONTRACT  BENEFIT   GUARANTEED
                                        VALUE   PURCHASE             VALUE     (GWB),     ANNUAL
                                        BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEAR                      AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY    BASE      (GAI)
-------------                      --- -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1............... 64     --    $100,000     --     $100,000  $100,000    $7,000
Activity (purchase payment)....... 65  $ 99,000 $ 20,000     --     $119,000  $120,000    $8,400
Beginning of Year 2............... 65  $118,000    --        --     $118,000  $120,000    $8,400
Beginning of Year 3 -- convert to
  Encore.......................... 66  $135,000    --        --     $135,000  $135,000    $6,750
Activity (withdrawal)............. 66  $134,000    --      $6,750   $127,250  $128,250    $6,750

APPENDIX K -- EXAMPLES OF THE OVATION LIFETIME INCOME SINGLE AND JOINT OPTIONS

Below are several examples that are designed to help show how the Ovation Lifetime Income -- Single and Ovation Lifetime Income - Joint riders function. A complete description of these optional riders can be found in the section of this Prospectus entitled 'Other Contract Options (Living Benefits)'. Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by sub-account gain or loss.

EXAMPLE #1 -- INITIAL VALUES.

Examples 1 - 6 are progressive, starting with a purchase payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. This example assumes the rider was elected when the contract was issued. The initial values are based on an initial purchase payment of $100,000 and the age of the oldest owner for Ovation -- Single and the age of the youngest Designated Life for Ovation -- Joint.



                         CONTRACT                     CONTRACT          GUARANTEED
                          VALUE   PURCHASE             VALUE              ANNUAL
                          BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR        AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------        --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1. 64     $0    $100,000     --     $100,000 $100,000   $4,500



Initial benefit base = initial purchase payment = 100,000.

Initial GAI = initial benefit base x annual income percentage = 100,000 x 4.5% = 4,500.

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT.

If additional purchase payments are received, the benefit base will increase by the amount of the purchase payment. For each subsequent purchase payment, the GAI will be increased by an amount equal to the amount of the purchase payment multiplied by the annual income percentage based on the applicable age as of the date of the purchase payment.



                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $     0  $100,000     --     $100,000 $100,000   $4,500
Activity (purchase payment). 65  $99,000  $ 20,000     --     $119,000 $120,000   $5,500



After the additional purchase payment:

Benefit base = benefit base prior to the purchase payment + purchase payment amount = 100,000 + 20,000 = 120,000.

GAI = existing GAI + (purchase payment amount x annual income percentage) = 4,500 + (20,000 x 5%) = 5,500.

EXAMPLE #3 -- BENEFIT BASE RESET.

On each contract anniversary (reset date), the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The GAI will be reset to the annual income percentage based on the applicable age as of the reset date multiplied by the benefit base, but will never be lower than the GAI immediately prior to the reset date.



                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $      0 $100,000     --     $100,000 $100,000   $4,500
Activity (purchase payment). 65  $ 99,000 $ 20,000     --     $119,000 $120,000   $5,500
Benefit Base Reset.......... 65  $122,000       --     --     $122,000 $122,000   $6,100



After the reset:

Benefit base = greater of contract value or benefit base prior to the reset = maximum of (122,000, 120,000) = 122,000.

GAI = greater of benefit base x annual income percentage or GAI prior to the reset = maximum of (122,000 x 5% or 5,500) = 6,100.

EXAMPLE #4 -- BENEFIT BASE ENHANCEMENT.

On each contract anniversary prior to the first withdrawal, for a period of up to 10 years following the rider effective date, the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, will be increased by 6%. If the resulting amount is greater than the current benefit base, it will become the new benefit base. The GAI will be the annual income percentage based on the applicable age as of the contract anniversary (i.e., 4.5% at age 64 and 5% at age 65) multiplied by the new benefit base. This example demonstrates the benefit base enhancement at the first contract anniversary.



                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $      0 $100,000     --     $100,000 $100,000   $4,500
Activity (purchase payment). 65  $ 99,000 $ 20,000     --     $119,000 $120,000   $5,500
Benefit Base Reset.......... 65  $122,000       --     --     $122,000 $122,000   $6,100
Benefit Base 6% Increase.... 65  $122,000       --     --     $122,000 $127,200   $6,360



After the enhancement:

Benefit base = the greater of the current benefit base or the benefit base at the prior contract anniversary plus purchase payments received, multiplied by 106%. The current benefit base is 122,000. The benefit base at the prior contract anniversary plus purchase payments multiplied by 106% equals 127,200. Thus, the benefit base becomes 127,200.

GAI = benefit base x annual income percentage = 127,200 x 5% = 6,360.

EXAMPLE #5 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR NOT EXCEEDING THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. The benefit base will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAI not withdrawn during a contract year will not be carried over to the next contract year.



                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $      0 $100,000       --   $100,000 $100,000   $4,500
Activity (purchase payment). 65  $ 99,000 $ 20,000       --   $119,000 $120,000   $5,500
Benefit Base Reset.......... 65  $122,000       --       --   $122,000 $122,000   $6,100
Benefit Base 6% Increase.... 65  $122,000       --       --   $122,000 $127,200   $6,360
Beginning of Year 2......... 65  $122,000       --       --   $122,000 $127,200   $6,360
Activity (withdrawal)....... 66  $120,000       --   $6,360   $113,640 $120,840   $6,360



After the withdrawal:

Benefit base = benefit base prior to the withdrawal - withdrawal amount = 127,200 - 6,360 = 120,840.

GAI remains unchanged.

EXAMPLE #6 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR EXCEEDING THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. Amounts withdrawn in excess of the GAI will result in a pro-rata adjustment to both the benefit base and GAI. The adjustment will be based on the contract value prior to the amount of the withdrawal that exceeds the GAI for the contract year.



                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $      0 $100,000       --   $100,000 $100,000   $4,500
Activity (purchase payment). 65  $ 99,000 $ 20,000       --   $119,000 $120,000   $5,500
Benefit Base Reset.......... 65  $122,000       --       --   $122,000 $122,000   $6,100
Benefit Base 6% Increase.... 65  $122,000       --       --   $122,000 $127,200   $6,360
Beginning of Year 2......... 65  $122,000       --       --   $122,000 $127,200   $6,360
Activity (withdrawal)....... 66  $120,000       --  $ 6,360   $113,640 $120,840   $6,360
Activity (withdrawal)....... 66  $113,640       --  $53,640   $ 60,000 $ 63,801   $3,358



After the second withdrawal:

Benefit base = benefit base prior to the withdrawal - [benefit base prior to withdrawal x amount of excess withdrawal / contract value prior to the withdrawal] = 120,840 - [120,840 x 53,640 / 113,640] = 63,801. Thus, the
benefit base becomes 63,801.

GAI = GAI prior to the withdrawal - [GAI prior to the withdrawal x amount of excess withdrawal / contract value prior to the withdrawal] = 6,360 - [6,360 x 53,640 / 113,640] = 3,358. Thus, the GAI becomes 3,358.

NOTE -- IF THERE WAS ONE WITHDRAWAL OF 60,000 RATHER THAN TWO WITHDRAWALS, THE CALCULATIONS ARE:

Benefit base = benefit base prior to the excess withdrawal - [benefit base prior to the excess withdrawal x amount of excess withdrawal / contract value prior to the excess withdrawal] = (127,200 - 6,360) - [(127,200 - 6,360) x
(60,000 - 6,360) / (120,000 - 6,360)] = 63,801. Thus, the benefit base becomes
63,801.

GAI = GAI prior to the withdrawal - [GAI prior to the withdrawal x amount of excess withdrawal / contract value prior to the excess withdrawal] = 6,360 - [6,360 x (60,000 - 6,360) / (120,000 - 6,360)] = 3,358. Thus, the GAI becomes
3,358.

EXAMPLE #7 -- YOUNGER OWNER(S) OR DESIGNATED LIVES WITH WITHDRAWAL PRIOR TO THE BENEFIT DATE.

Prior to the benefit date, a withdrawal of any amount will result in a pro-rata adjustment based on contract value to the benefit base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage based on the applicable age as of the date of the withdrawal.



                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 44  $      0 $100,000       --   $100,000 $100,000   $4,500
Activity (purchase payment). 45  $ 99,000 $ 20,000       --   $119,000 $120,000   $5,400
Benefit Base Reset.......... 45  $122,000       --       --   $122,000 $122,000   $5,490
Benefit Base 6% Increase.... 45  $122,000       --       --   $122,000 $127,200   $5,724
Beginning of Year 2......... 45  $122,000       --       --   $122,000 $127,200   $5,724
Activity (withdrawal)....... 46  $120,000       --   $5,724   $114,276 $121,133   $5,451



After the withdrawal:

Benefit base = benefit base prior to the withdrawal - [benefit base prior to withdrawal x amount of withdrawal / contract value prior to the withdrawal] = 127,200 - [127,200 x 5,724 / 120,000] = 121,133. Thus, the benefit base becomes
121,133.

GAI = benefit base after the withdrawal x 4.5% = 121,133 x 4.5% = 5,451. Thus, the GAI becomes 5,451.

EXAMPLE #8 -- 200% BENEFIT BASE GUARANTEE.

On the later of the 10/th/ contract anniversary or the contract anniversary on or immediately following the 70/th/ birthday of the oldest owner (or annuitant if non-natural), or the 70/th /birthday of the youngest Designated Life if Joint, if no previous withdrawals have been taken, the benefit base is guaranteed to be at least: 200% of the initial benefit base + 200% of purchase payments in the first rider year + 100% of purchase payments after the first rider year.



                              CONTRACT                     CONTRACT          GUARANTEED
                               VALUE   PURCHASE             VALUE              ANNUAL
                               BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR             AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------             --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1...... 64  $      0 $100,000     --     $100,000 $100,000   $4,500
Purchase Payment......... 65  $ 99,000 $ 20,000     --     $119,000 $120,000   $5,500
Benefit Base Reset....... 65  $122,000       --     --     $122,000 $122,000   $6,100
Benefit Base 6% Increase. 65  $122,000       --     --     $122,000 $127,200   $6,360
Beginning of Year 2...... 65  $122,000       --     --     $122,000 $127,200   $6,360
Beginning of Year 3...... 66  $128,000       --     --     $128,000 $134,832   $6,742
Beginning of Year 4...... 67  $113,000       --     --     $113,000 $142,922   $7,146
Beginning of Year 5...... 68  $108,000       --     --     $108,000 $151,497   $7,575

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 6......... 69  $110,000      --          -- $110,000 $160,587  $ 8,029
Beginning of Year 7......... 70  $126,000      --          -- $126,000 $170,222  $ 8,511
Beginning of Year 8......... 71  $130,000      --          -- $130,000 $180,436  $ 9,022
Activity (purchase payment). 71  $132,000 $15,000          -- $147,000 $195,436  $ 9,772
Beginning of Year 9......... 72  $141,000      --          -- $141,000 $207,162  $10,358
Beginning of Year 10........ 73  $145,000      --          -- $145,000 $219,591  $10,980
200% Benefit Base Guarantee. 74  $150,000      --          -- $150,000 $255,000  $12,750



After the adjustment for the 200% Benefit Base Guarantee:

Benefit base = the greater of (a) or (b) or (c), where:

   (a) is the [Prior contract anniversary benefit base + purchase payments received during the contract year] x 106%, and

   (b) is the contract value, and

   (c) is 200% of the initial benefit base + 200% of purchase payments in the first rider year + 100% of purchase payments after the first rider year.

       =   the greater of

       (a) 219,591 x 106% = 232,766

       (b) 150,000

       (c) 200% x [100,000 + 20,000] + 100% x 15,000 = 255,000

Thus, the benefit base becomes 255,000.

GAI = benefit base x annual income percentage = 255,000 x 5% = 12,750. Thus, the GAI becomes 12,750.

   APPENDIX L -- EXAMPLES OF THE OVATION LIFETIME INCOME II SINGLE AND JOINT
                                    OPTIONS

Below are several examples that are designed to help show how the Ovation Lifetime Income II -- Single and Ovation Lifetime Income II -- Joint riders function. The examples assume the Single option for purposes of the applicable Annual Income Percentage and corresponding GAI. Under the Joint option, the Benefit Base calculations are identical to Single but the applicable Annual Income Percentage and GAI are less and will be based on the age of the youngest Designated Life. A complete description of these optional riders can be found in the section of this Prospectus entitled 'Other Contract Options (Living Benefits)'. Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by sub-account gain or loss.

EXAMPLE #1 -- INITIAL VALUES.

Examples 1-5 are progressive, starting with a purchase payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. This example assumes the rider was elected when the contract was issued. The initial values are based on an initial purchase payment of $100,000 and the age of the oldest owner for Ovation II -- Single.



                         CONTRACT                     CONTRACT          GUARANTEED
                          VALUE   PURCHASE             VALUE              ANNUAL
                          BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR        AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------        --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1. 64     $0    $100,000     --     $100,000 $100,000   $4,500



Initial benefit base = initial purchase payment = 100,000.

Initial GAI = initial benefit base x annual income percentage = 100,000 x 4.5% = 4,500.

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT.

If additional purchase payments are received, the benefit base will increase by the amount of the purchase payment. For each subsequent purchase payment, the GAI will be increased by an amount equal to the amount of the purchase payment multiplied by the annual income percentage based on the applicable age as of the date of the purchase payment.



                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $     0  $100,000     --     $100,000 $100,000   $4,500
Activity (purchase payment). 65  $99,000  $ 20,000     --     $119,000 $120,000   $5,500



After the additional purchase payment:

Benefit base = benefit base prior to the purchase payment + purchase payment amount = 100,000 + 20,000 = 120,000.

GAI = existing GAI + (purchase payment amount x annual income percentage) = 4,500 + (20,000 x 5%) = 5,500.

EXAMPLE #3 -- BENEFIT BASE RESET.

On each contract anniversary (reset date), the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The GAI will be reset to the annual income percentage based on the applicable age as of the reset date multiplied by the benefit base, but will never be lower than the GAI immediately prior to the reset date.



                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $      0 $100,000     --     $100,000 $100,000   $4,500
Activity (purchase payment). 65  $ 99,000 $ 20,000     --     $119,000 $120,000   $5,500
Benefit Base Reset.......... 65  $122,000       --     --     $122,000 $122,000   $6,100

After the reset:

Benefit base = greater of contract value or benefit base prior to the reset = maximum of (122,000, 120,000) = 122,000.

GAI = greater of benefit base x annual income percentage or GAI prior to the reset = maximum of (122,000 x 5% or 5,500) = 6,100.

EXAMPLE #4 -- BENEFIT BASE ENHANCEMENT.

On each contract anniversary, for the first 10 years following the rider effective date, after each contract year in which there have been no withdrawals, the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, will be increased by 6%. If the resulting amount is greater than the current benefit base, it will become the new benefit base. The GAI will be the annual income percentage based on the applicable age as of the contract anniversary (i.e., 4.5% at age 64 and 5% at age 65) multiplied by the new benefit base. This example demonstrates the benefit base enhancement at the first contract anniversary.



                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $      0 $100,000     --     $100,000 $100,000   $4,500
Activity (purchase payment). 65  $ 99,000 $ 20,000     --     $119,000 $120,000   $5,500
Benefit Base Reset.......... 65  $122,000       --     --     $122,000 $122,000   $6,100
Benefit Base Enhancement.... 65  $122,000       --     --     $122,000 $127,200   $6,360



After the enhancement:

Benefit base = the greater of the current benefit base or the benefit base at the prior contract anniversary plus purchase payments received, multiplied by 106%. The current benefit base is 122,000. The benefit base at the prior contract anniversary plus purchase payments multiplied by 106% equals 127,200. Thus, the benefit base becomes 127,200.

GAI = benefit base x annual income percentage = 127,200 x 5% = 6,360.

EXAMPLE #5 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR NOT EXCEEDING THE GAI, FOLLOWED BY SUBSEQUENT YEARS OF NO WITHDRAWALS.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. The benefit base will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAI not withdrawn during a contract year will not be carried over to the next contract year.



                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $      0 $100,000       --   $100,000 $100,000   $4,500
Activity (purchase payment). 65  $ 99,000 $ 20,000       --   $119,000 $120,000   $5,500
Benefit Base Reset.......... 65  $122,000       --       --   $122,000 $122,000   $6,100
Benefit Base Enhancement.... 65  $122,000       --       --   $122,000 $127,200   $6,360
Beginning of Year 2......... 65  $122,000       --       --   $122,000 $127,200   $6,360
Activity (withdrawal)....... 66  $120,000       --   $6,360   $113,640 $120,840   $6,360
Beginning of Year 3......... 66  $118,500       --       --   $118,500 $120,840   $6,360
Beginning of Year 4......... 67  $119,600       --       --   $119,600 $128,090   $6,404
Benefit Base Enhancement....

After the withdrawal:

Benefit base = benefit base prior to the withdrawal - withdrawal amount = 127,200 - 6,360 = 120,840.

The GAI remains unchanged.

At the beginning of year 3, the contract value is less than the current benefit base so no benefit base reset occurs. Since there were withdrawals during year 2, the benefit base is not eligible for the benefit base enhancement and the benefit base and GAI remain unchanged.

At the beginning of year 4, the contract value is still less than the current benefit base so no benefit base reset occurs. However, because there were no withdrawals in the prior year, the benefit base is increased as a result of the benefit base enhancement feature.

Benefit base = benefit base on the prior contract anniversary plus purchase payments received, multiplied by 106%. No additional purchase payments were received so the new benefit base is $120,840 x 106% = $128,090.

GAI = benefit base x annual income percentage = 128,090 x 5% = 6,404.

EXAMPLE #6 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR EXCEEDING THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. Amounts withdrawn in excess of the GAI will result in a pro-rata adjustment to both the benefit base and GAI. The adjustment will be based on the contract value prior to the amount of the withdrawal that exceeds the GAI for the contract year.



                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $      0 $100,000       --   $100,000 $100,000   $4,500
Activity (purchase payment). 65  $ 99,000 $ 20,000       --   $119,000 $120,000   $5,500
Benefit Base Reset.......... 65  $122,000       --       --   $122,000 $122,000   $6,100
Benefit Base Enhancement.... 65  $122,000       --       --   $122,000 $127,200   $6,360
Beginning of Year 2......... 65  $122,000       --       --   $122,000 $127,200   $6,360
Activity (withdrawal)....... 66  $120,000       --  $ 6,360   $113,640 $120,840   $6,360
Activity (withdrawal)....... 66  $113,640       --  $53,640   $ 60,000 $ 63,801   $3,358



After the second withdrawal:

Benefit base = benefit base prior to the withdrawal - [benefit base prior to withdrawal x amount of excess withdrawal / contract value prior to the withdrawal] = 120,840 - [120,840 x 53,640 / 113,640] = 63,801. Thus, the
benefit base becomes 63,801.

GAI = GAI prior to the withdrawal - [GAI prior to the withdrawal x amount of excess withdrawal / contract value prior to the withdrawal] = 6,360 - [6,360 x 53,640 / 113,640] = 3,358. Thus, the GAI becomes 3,358.

NOTE -- IF THERE WAS ONE WITHDRAWAL OF 60,000 RATHER THAN TWO WITHDRAWALS, THE CALCULATIONS ARE:

Benefit base = benefit base prior to the excess withdrawal - [benefit base prior to the excess withdrawal x amount of excess withdrawal / contract value prior to the excess withdrawal] = (127,200 - 6,360) - [(127,200 - 6,360) x
(60,000 - 6,360) / (120,000 - 6,360)] = 63,801. Thus, the benefit base becomes
63,801.

GAI = GAI prior to the withdrawal - [GAI prior to the withdrawal x amount of excess withdrawal / contract value prior to the excess withdrawal] = 6,360 - [6,360 x (60,000 - 6,360) / (120,000 - 6,360)] = 3,358. Thus, the GAI becomes
3,358.

EXAMPLE #7 -- YOUNGER OWNER(S) WITH WITHDRAWAL PRIOR TO THE BENEFIT DATE.

Prior to the benefit date, a withdrawal of any amount will result in a pro-rata adjustment based on contract value to the benefit base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage based on the applicable age as of the date of the withdrawal.



                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 44  $      0 $100,000       --   $100,000 $100,000   $4,500
Activity (purchase payment). 45  $ 99,000 $ 20,000       --   $119,000 $120,000   $5,400
Benefit Base Reset.......... 45  $122,000       --       --   $122,000 $122,000   $5,490
Benefit Base Enhancement.... 45  $122,000       --       --   $122,000 $127,200   $5,724
Beginning of Year 2......... 45  $122,000       --       --   $122,000 $127,200   $5,724
Activity (withdrawal)....... 46  $120,000       --   $5,724   $114,276 $121,133   $5,451



After the withdrawal:

Benefit base = benefit base prior to the withdrawal - [benefit base prior to withdrawal x amount of withdrawal / contract value prior to the withdrawal] = 127,200 - [127,200 x 5,724 / 120,000] = 121,133. Thus, the benefit base becomes
121,133.

GAI = benefit base after the withdrawal x 4.5% = 121,133 x 4.5% = 5,451. Thus, the GAI becomes 5,451.

EXAMPLE #8 -- 200% BENEFIT BASE GUARANTEE.

On the later of the 10/th/ contract anniversary or the contract anniversary on or immediately following the 70/th/ birthday of the oldest owner (or annuitant if non-natural), if no previous withdrawals have been taken, the benefit base is guaranteed to be at least: 200% of the initial benefit base + 200% of purchase payments in the first rider year + 100% of purchase payments after the first rider year.



                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $      0 $100,000     --     $100,000 $100,000  $ 4,500
Purchase Payment............ 65  $ 99,000 $ 20,000     --     $119,000 $120,000  $ 5,500
Benefit Base Reset.......... 65  $122,000       --     --     $122,000 $122,000  $ 6,100
Benefit Base Enhancement.... 65  $122,000       --     --     $122,000 $127,200  $ 6,360
Beginning of Year 2......... 65  $122,000       --     --     $122,000 $127,200  $ 6,360
Beginning of Year 3......... 66  $128,000       --     --     $128,000 $134,832  $ 6,742
Beginning of Year 4......... 67  $113,000       --     --     $113,000 $142,922  $ 7,146
Beginning of Year 5......... 68  $108,000       --     --     $108,000 $151,497  $ 7,575
Beginning of Year 6......... 69  $110,000       --     --     $110,000 $160,587  $ 8,029
Beginning of Year 7......... 70  $126,000       --     --     $126,000 $170,222  $ 8,511
Beginning of Year 8......... 71  $130,000       --     --     $130,000 $180,436  $ 9,022
Activity (purchase payment). 71  $132,000 $ 15,000     --     $147,000 $195,436  $ 9,772
Beginning of Year 9......... 72  $141,000       --     --     $141,000 $207,162  $10,358
Beginning of Year 10........ 73  $145,000       --     --     $145,000 $219,591  $10,980
200% Benefit Base Guarantee. 74  $150,000       --     --     $150,000 $255,000  $12,750

After the adjustment for the 200% Benefit Base Guarantee:

Benefit base = the greater of (a) or (b) or (c), where:

   (a) is the [Prior contract anniversary benefit base + purchase payments received during the contract year] x 106%, and

   (b) is the contract value, and

   (c) is 200% of the initial benefit base + 200% of purchase payments in the first rider year + 100% of purchase payments after the first rider year.

       =   the greater of

       (a) 219,591 x 106% = 232,766

       (b) 150,000

       (c) 200% x [100,000 + 20,000] + 100% x 15,000 = 255,000

Thus, the benefit base becomes 255,000.

GAI = benefit base x annual income percentage = 255,000 x 5% = 12,750. Thus, the GAI becomes 12,750.

                                     PART B

                            INFORMATION REQUIRED IN A
                       STATEMENT OF ADDITIONAL INFORMATION

                           VARIABLE ANNUITY ACCOUNT
          CROSS REFERENCE SHEET TO STATEMENT OF ADDITIONAL INFORMATION

                                    FORM N-4

ITEM NUMBER             CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
---------------------   ---------------------------------------------------------------------------
    15.                 Cover Page
    16.                 Cover Page
    17.                 General Information and History
    18.                 Not applicable
    19.                 Not applicable
    20.                 Distribution of Contract
    21.                 Performance
    22.                 Not applicable
    23.                 Financial Statements

                            VARIABLE ANNUITY ACCOUNT
               ("VARIABLE ANNUITY ACCOUNT"), A SEPARATE ACCOUNT OF

                        MINNESOTA LIFE INSURANCE COMPANY
                               ("MINNESOTA LIFE")
                             400 ROBERT STREET NORTH
                         ST. PAUL, MINNESOTA 55101-2098

                            TELEPHONE: 1-800-362-3141

                       STATEMENT OF ADDITIONAL INFORMATION




THE DATE OF THIS DOCUMENT AND THE PROSPECTUS IS: May 1, 2012




This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Therefore, this Statement should be read in conjunction with the Variable Annuity Account's current Prospectus, bearing the same date, which may be obtained by calling Minnesota Life Insurance Company at 1-800-362-3141; or writing to Minnesota Life at Minnesota Mutual Center, 400 Robert Street North, St. Paul, Minnesota 55101-2098.

        General Information and History
        Distribution of Contract
        Performance Data
        Independent Registered Public Accounting Firm
        Registration Statement
        Financial Statements

                         GENERAL INFORMATION AND HISTORY

The Variable Annuity Account is a separate investment account of the Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a stock life insurance company named Minnesota Life. Minnesota Life is a subsidiary of Securian Financial Group, Inc. which in turn is a wholly-owned subsidiary of Securian Holding Company, which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

                            DISTRIBUTION OF CONTRACT

The contract will be sold in a continuous offering by our life insurance agents who are also registered representatives of broker-dealers who have entered into selling agreements with Securian Financial and Minnesota Life.

Securian Financial acts as principal underwriter of the contracts. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc. Securian Financial is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.


Amounts paid by Minnesota Life to the underwriter for 2011, 2010 and 2009 were $___, $22,822,806 and $22,067,205 respectively, for payment to associated dealers on the sale of the contracts, which includes other contracts issued through the Variable Annuity Account.


Agents or registered representatives of broker-dealers are paid by their broker-dealer. Minnesota Life makes payment to the broker-dealers and does not determine your registered representative's compensation. You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations providing in connection with the sale of your contract.

The types of compensation payments Minnesota Life provides are described in the prospectus. These categories are not mutually exclusive and Minnesota Life may choose to make additional types of payments in the future. Firms may receive payments under more than one, or all categories. Not all firms receive additional compensation and the amount of compensation varies. Minnesota Life determines which firms to provide support and the extent of any payments. It generally chooses to compensate firms that have an ability to distribute the contracts and that are willing to cooperate with our promotional efforts. We do not attempt to make an independent assessment of the cost of providing any service(s). Minnesota Life and Securian Financial entered into Variable Products Distribution Agreement under which Minnesota Life agrees to pay marketing allowances and commissions to Waddell & Reed, Inc.


The following is a list of names of the registered broker-dealers, which are members of FINRA, that with respect to annuity business related to this contract, during the last calendar year, we are aware received additional payments of more than $5,000 with respect to annuity business during the last
calendar year. While we endeavor to           update this list annually, please
note that interim changes or new arrangements may not be reflected in this information.We assume no duty to notify contractowners whether his or her registered representative should be included.

Waddell & Reed
6300 Lamar Avenue
Shawnee Mission, KS  66202


                               PERFORMANCE DATA

From time to time our advertising and other promotional material may quote the performance (yield and total return) of a sub-account. In addition, our reports or other communications to current or prospective contract owners may also quote the yield on total return of the sub-account. Quoted results are based on past performance and reflect the performance of all assets held in that sub-account for the stated time period. QUOTED RESULTS ARE NEITHER AN ESTIMATE NOR A GUARANTEE OF FUTURE INVESTMENT PERFORMANCE, AND DO NOT REPRESENT THE ACTUAL EXPERIENCE OF AMOUNTS INVESTED BY ANY PARTICULAR CONTRACT OWNER.

Total Returns

A sub-account may advertise its "average annual total return" over various periods of time. "Total return" represents the percentage change in value of an investment in the sub-account from the beginning of a measuring period to the end of that measuring period. "Annualized" total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. "Average annual" total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a sub-account's average annual total return for a specific measuring period, we take a hypothetical $1,000 investment in that sub-account, at its then applicable sub-account unit value (the "initial payment") and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that sub-account ("full withdrawal value"). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a contract owner under the contract, including the mortality and expense risk fee, the administrative fee and the deduction of the applicable deferred sales charge, but does not reflect any charges for applicable premium taxes and/or any other taxes, any non-recurring fees or charges or any increase in the mortality and expense risk fee for an optional death benefit rider or any charge for other optional benefits. The annual maintenance fee is also taken into account. Because this fee may vary with the size of the account, we calculate the fee by taking the total amount of annual maintenance fee collected for the prior year and dividing it by the average contract value for the prior year, and applying it in that fashion in accordance with SEC guidance. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

                               T = (ERV/P)(1/N) -1

Where T   = average annual total return
      ERV = ending redeemable value
      P   = hypothetical initial payment of $1,000
      N   = number of years

Average annual total return figures will generally be given for recent one, five, and ten year periods (if applicable), and may be given for other periods as well (such as from commencement of the sub-account's operations, or on a year by year basis).

When considering "average" total return figures for periods longer than one year, it is important to note that the relevant sub-account's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Non-Standardized Returns

We may also calculate non-standardized returns which may or may not reflect any annual maintenance fee, and/or deferred sales charges, charges for premium taxes and/or any other taxes, or any charge for an optional rider or optional death benefit, and any non-recurring fees or charges. For periods prior to the date of this prospectus, calculations may be based on the assumption that the contracts described in this prospectus were issued when the underlying portfolios first became available to the variable annuity account. There may also be other "hypothetical" performance information which will include a more detailed description of the information and its calculation in the specific piece.

Standardized return calculations will always accompany any non-standardized returns shown.

Yields

Money Market Sub-Account

The "yield" (also called "current yield") of the Money Market Sub-Account is computed in accordance with a standard method prescribed by the SEC. The net change in the sub-account's unit value during a seven day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is "annualized" by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365 day period and is shown as a percentage of the investment. The "effective yield" of the Money Market Sub-Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is:  [(Base Period Return + 1) (365/7)] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect any deduction of charges for any applicable premium taxes and/or any other taxes, or any charge for an optional death benefit rider, or any charge for an optional rider, but do reflect a deduction for the annual maintenance fee, the mortality and expense fee and the administrative fee.

Other Sub-accounts

"Yield" of the other sub-accounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per sub-account unit earned during a specified one month of 30 day period is divided by the sub-account unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30 day period for a year), according to the following formula, which assumes semi-annual compounding:

                            YIELD = 2[a-b + 1)6 - 1]
                                    CD

Where a = net investment income earned during the period by the portfolio attributable to the sub-account.
      b = expenses accrued for the period (net of reimbursements) c = the average daily number of sub-account units outstanding during the period that were entitled to receive dividends.
      d = the unit value of the sub-account units on the last day of the period.

The yield of each sub-account reflects the deduction of all recurring fees and charges applicable to the sub-account, such as the mortality and expense fee, the administrative fee, the annual maintenance fee but does not reflect any charge for applicable premium taxes and/or any other taxes, any charge for an optional death benefit rider, any charge for any other optional rider, or any non-recurring fees or charges.

The sub-accounts' yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the sub-account's performance in the future. Yield should also be considered relative to changes in sub-account unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a sub-account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The consolidated financial statements and supplementary schedules of Minnesota Life and subsidiaries' "(the Company)" and the financial statements of the Variable Annuity Account included herein have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing.


The audit report covering the December 31, 2011 consolidated financial statements and supplementary schedules of the Company refers to a change in the method of accounting for other-than-temporary impairments of fixed maturity investment securities.


                             REGISTRATION STATEMENT

We have filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, with respect to the contract offered hereby. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the variable annuity account, Minnesota Life, and the contract. Statements contained in this Prospectus as to the contents of contracts and other legal instruments are summaries, and reference is made to such instruments as filed.

                                     PART C

                                OTHER INFORMATION

                            Variable Annuity Account

                   Cross Reference Sheet to Other Information

Form N-4

Item Number        Caption in Other Information

    24.            Financial Statements and Exhibits

    25.            Directors and Officers of the Depositor

    26. Persons Controlled by or Under Common Control with the Depositor or Registrant

    27.            Number of Contract Owners

    28.            Indemnification

    29.            Principal Underwriters

    30.            Location of Accounts and Records

    31.            Management Services

    32.            Undertakings

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS



(a) Audited Financial Statements of Variable Annuity Account for the year ended December 31, 2011, are incorporated by reference in Part B of this filing and consist of the following:


     1. Report of Independent Registered Public Accounting Firm to be filed by subsequent amendment.


     2. Statements of Assets and Liabilities, as of December 31, 2011 to be filed by subsequent amendment.

     3. Statements of year or period ended December 31, 2011 to be filed by subsequent amendment.

     4. Statements of Changes in Net Assets, years or periods ended December 31, 2011 and 2010 to be filed by subsequent amendment.


     5.   Notes to Financial Statements to be filed by subsequent amendment.


Audited Consolidated Financial Statements and Supplementary Schedules of the Depositor, Minnesota Life Insurance Company and subsidiaries, are incorporated by reference in Part B of this filing and consist of the following:


     1. Report of Independent Registered Public Accounting Firm - Minnesota Life Insurance Company and subsidiaries to be filed by subsequent amendment.


     2. Consolidated Balance Sheets - Minnesota Life Insurance Company and subsidiaries, as of December 31, 2011 and 2010 to be filed by subsequent amendment.

     3. Consolidated Statements of Operations - Minnesota Life Insurance Company and subsidiaries, for the years ended December 31, 2011, 2010 and 2009 to be filed by subsequent amendment.

     4. Consolidated Statements of Changes in Stockholder's Equity - Minnesota Life Insurance Company and subsidiaries, for the years ended December 31, 2011, 2010 and 2009 to be filed by subsequent amendment.

     5. Consolidated Statements of Cash Flows - Minnesota Life Insurance Company and subsidiaries, for the years ended December 31, 2011, 2010 and 2009 to be filed by subsequent amendment.

     6. Notes to Consolidated Financial Statements - Minnesota Life Insurance Company and subsidiaries, for the fiscal years ended December 31, 2011, 2010 and 2009 to be filed by subsequent amendment.

     7. Schedule I - Summary of Investments-Other than Investments in Related Parties - Minnesota Life Insurance Company and subsidiaries, as of December 31, 2011 to be filed by subsequent amendment.

     8. Schedule III - Supplementary Insurance Information - Minnesota Life Insurance Company and subsidiaries, for the years ended December 31, 2011, 2010 and 2009 to be filed by subsequent amendment.

     9. Schedule IV - Reinsurance - Minnesota Life Insurance Company and subsidiaries, for the years ended December 31, 2011, 2010 and 2009 to be filed by subsequent amendment.

     (b)  Exhibits

          1. The Resolution of the Minnesota Life Insurance Company's Executive Committee of its Board of Trustees establishing the Variable Annuity Account previously filed as Exhibit 24(c)(1) to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 1, is hereby incorporated by reference.

          2.   Not applicable.

          3. (a) The Amended and Restated Distribution Agreement between Minnesota Life Insurance Company and Securian Financial Services, Inc., previously filed on April 27, 2009, as exhibit 24(c)(3) to Registrant's Form N-4, File Number 2-97564, Post-Effective Amendment Number 28, is hereby incorporated by reference.

               (b) The Dealer Selling Agreement previously filed on July 2, 2002 as Exhibit 24(c)(3)(b) to Variable Annuity Account's Form N-4, File Number 333-91784, Initial Registration Statement, is hereby incorporated by reference.

         4.    (a)  The Flexible Payment Deferred Variable Annuity Contract,
                    form 03-70113 previously filed on December 12, 2003 as
                    Exhibit 24(c)(4)(a) to Variable Annuity Account's Form N-4, File Number 333-111067, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (b) The Premier Death Benefit Rider, form 02-70073 previously filed on July 2, 2002 as Exhibit 24(c)(4)(b) to Variable Annuity Account's Form N-4, File Number 333-91784, Initial Registration Statement, is hereby incorporated by reference.

               (c) The 5% Death Benefit Increase Rider, form 02-70074 previously filed on July 2, 2002 as Exhibit 24(c)(4)(c) to Variable Annuity Account's Form N-4, File Number 333-91784, Initial Registration Statement, is hereby incorporated by reference.

               (d) The Highest Anniversary Value Death Benefit Rider, form 02-70075 previously filed on July 2, 2002 as Exhibit 24(c)(4)(d) to Variable Annuity Account's Form N-4, File Number 333-91784, Initial Registration Statement, is hereby incorporated by reference.

               (e) The Endorsement, form MHC-82-9032 previously filed on July 2, 2002 as Exhibit 24(c)(4)(d) to Variable Annuity Account's Form N-4, file Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (f) The Annuity Payment Endorsement, form MHC-83-9060 previously filed on May 21, 1999 as Exhibit 24(c)(4)(e) to Variable Annuity Account's Form N-4, File Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (g) The Qualified Plan Agreement, form MHC-88-9176 Rev. 8-93 previously filed on May 21, 1999 as Exhibit 24(c)(4)(f) to Variable Annuity Account's Form N-4, File Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (h) The Individual Retirement Annuity (IRA) Agreement, SEP, Traditional IRA and Roth-IRA, form MHC-97-9418 previously filed on May 21, 1999 as Exhibit 24(c)(4)(g) to Variable Annuity Account's Form N-4, File Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (i) The Individual Retirement Annuity SIMPLE-(IRA) Agreement, form MHC-98-9431 previously filed on May 21, 1999 as Exhibit 24(c)(4)(h) to Variable Annuity Account's Form N-4, File Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (j) The Tax Sheltered Annuity Amendment, form MHC-88-9213 previously filed on March 1, 1999 as Exhibit 24(c)(4)(j) to Variable Annuity Account's Form N-4, File Number 2-97564, Post-Effective Amendment Number 16, is hereby incorporated by reference.

               (k) The Estate Enhancement Benefit Rider, form 03-70085 previously filed on March 12, 2004 as Exhibit 24(c)(4)(k) to Variable Annuity Account's Form N-4, File Number 333-111067, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (l) The Guaranteed Income Provider Benefit Rider, form 03-70086 previously filed on March 12, 2004 as Exhibit 24(c)(4)(1) to Variable Annuity Account's Form N-4, File Number 333-111067, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (m) The Guaranteed Lifetime Withdrawal Benefit Rider, form 05-70135 previously filed as Exhibit 24(c)(4)(m) to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 3, is hereby incorporated by reference.

               (n) The Guaranteed Minimum Withdrawal Benefit Rider, form number 04-70132 previously filed on April 21, 2006,as Exhibit 24(c)
                    (4)(n)to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 5, is hereby incorporated by reference.

               (o) The Guaranteed Lifetime Withdrawal Benefit II - Single Rider, form 07-70149, previously filed on April 20, 2007 as exhibit 24(c)(4)(m) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 2, is hereby incorporated by reference.

               (p) The Guaranteed Lifetime Withdrawal Benefit II - Joint Rider, form 07-70150, previously filed on April 20, 2007 as exhibit 24(c)(4)(n) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 2, is hereby incorporated by reference.

               (q) The Credit Enhancement Endorsement, form 07-70151 previously filed on February 28, 2008 as exhibit 24(c)(4)(g) to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 8, is hereby incorporated by reference.


               (r) The Guaranteed Minimum Income Benefit Rider, form 09-70165, previously filed on October 9, 2009 as exhibit 24(c)(4)(o) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 8, is hereby incorporated by reference.

               (s) The Encore Lifetime Income - Single Rider, form 09-70158, previously filed on February 25, 2010 as exhibit 24(b)(4)(p) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.

               (t) The Encore Lifetime Income - Joint Rider, form 09-70159, previously filed on February 25, 2010 as exhibit 24(b)(4)(q) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.

               (u) The Individual Retirement Annuity Endorsement Traditional and SEP Annuity, Form 09-70161, previously filed on February 25, 2010 as exhibit 24(b)(4)(r) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.

               (v) The Individual Retirement Annuity Endorsement SIMPLE Annuity, form 09 70163, previously filed on February 25, 2010 as exhibit 24(b)(4)(s) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.

               (w) The Individual Retirement Annuity Endorsement Roth Annuity, form 09-70164, previously filed on February 25, 2010 as exhibit 24(b)(4)(t) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.


               (x) The Ovation Lifetime Income-Single Rider, form F.11-70211, filed July 13, 2011 as Exhibit 24(c)4(y) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers #27 and #178, is hereby incorporated by reference.

               (y) The Ovation Lifetime Income-Joint Rider, form F.11-70212, filed July 13, 2011 as Exhibit 24(c)4(z) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers #27 and #178, is hereby incorporated by reference.


               (z) The Ovation Lifetime Income II - Single Rider, form F.12-70227 previously filed on February 28, 2012 as Exhibit 24
                    (b)(4)(aa) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 29 and 183 is hereby incorporated by reference.

               (aa) The Ovation Lifetime Income II - Joint Rider, form
                    F.12-70228 previously filed on February 28, 2012 as Exhibit 24(b)(4)(bb) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 29 and 183 is hereby incorporated by reference.


         5.    (a)  The Flexible Variable Annuity Application, form 03-70114
                    Rev 5-2007, previously filed on April 27, 2009 as
                    exhibit 24(c)(5)(a) to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 11, is hereby incorporated by reference.

         6.    Certificate of Incorporation and Bylaws.

               (a) The Restated Certificate of Incorporation previously filed on February 28, 2005 as Exhibit 24(c)(6)(a) to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 1, is hereby incorporated by reference.

               (b) The Bylaws of the Depositor previously filed as exhibit 26(f)(2) to the Minnesota Life Variable Life Account's Form N-6, File Number 333-120704, Initial Registration Statement, on November 23, 2004, is hereby incorporated by reference.

          7.   Not applicable.

          8. (a) Participation Agreement among Advantus Series Fund, Inc., Advantus Capital Management, Inc. and Minnesota Life Company filed as exhibit 27(h)(1)(i) on February 27, 2003 to Registrant's Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, is hereby incorporated by reference.

               (b) Amendment Number One to the Participation Agreement among Advantus Series Fund, Inc., Advantus Capital Management, Inc. and Minnesota Life Insurance Company filed as exhibit 27(h)(1)(ii) on February 27, 2003 to Registrant's Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, is hereby incorporated by reference.

               (c) Amendment Number Two to the Participation Agreement among Advantus Series Fund, Inc., Advantus Capital Management, Inc. and Minnesota Life Insurance Company filed as exhibit 27(h)(1)(iii) on February 27, 2003 to Registrant's Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, is hereby incorporated by reference.

               (d) Fund Shareholder Services Agreement between Minnesota Life Insurance Company and Ascend Financial Services, Inc. filed as exhibit 27(h)(6) on February 27, 2003 to Registrant's Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, is hereby incorporated by reference.

               (e) Investment Accounting Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company, filed on February 26, 2003 as Exhibit 24(c)(8)(v) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 1, is hereby incorporated by reference.

               (f) Administration Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company, filed on February 26, 2003 as Exhibit 24(c)(8)(w) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 1, is hereby incorporated by reference.

               (g) Waddell & Reed Target Funds, Inc. Participation Agreement previously filed on February 28, 2005 as Exhibit 24(c)(8)(g) to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 1, is hereby incorporated by reference.

                    (i) First Amendment to the Target Funds Participation Agreement previously filed on April 21, 2006, as
                          Exhibit 24(c)(8)(g)(i) to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 5, is hereby incorporated by reference.

                    (ii) Second Amendment to the Target Funds Participation Agreement previously filed on April 21, 2006, as
                          Exhibit 24(c)(8)(g)(ii) to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 5, is hereby incorporated by reference.

                    (iii) Third Amendment to the Target Funds Participation
                          Agreement previously filed on January 14, 2008, as
                          Exhibit 26(h)(1)(v) to the Minnesota Life Individual Variable Universal Life Account's Initial Registration Statement, File Number 333-148646, is hereby incorporated by reference.

                    (iv) Fourth Amendment to the Target Funds Participation Agreement previously filed on April 28, 2008, as
                          Exhibit 24(c)(8)(9)(iv) to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 9, is hereby incorporated by reference.

                    (v) Fifth Amendment to the Target Funds Participation Agreement previously filed on April 28, 2008, as
                          Exhibit 24(c)(8)(9)(iv) to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 9, is hereby incorporated by reference.


9.   Opinion and consent of Michael P. Boyle, Esq.


10.  Consent of KPMG LLP to be filed by subsequent amendment.


11.  Not applicable.

12.  Not applicable.

13. Minnesota Life Insurance Company Power of Attorney to Sign Registration Statements.


Item 25.  Directors and Officers of the Minnesota Life Insurance Company

Name and Principal                         Position and Offices
Business Address                           with Minnesota Life
--------------------------------           --------------------
Brian C. Anderson                          Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Eric J. Bentley                            Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Mary K. Brainerd                           Director
HealthPartners
8170 33rd Avenue South
Bloomington, MN  55425

John W. Castro                             Director
Merrill Corporation
One Merrill Circle
St. Paul, MN  55108


Gary R. Christensen                        Vice President and General Counsel
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101


Susan L. Ebertz                            Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Robert J. Ehren                            Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Julio A. Fesser                            Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Craig J. Frisvold                          Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Sara H. Gavin                              Director
Weber Shandwick Minneapolis
8000 Norman Center Drive
Suite 400
Bloomington, MN  55437

John F. Grundhofer                         Director
U.S. Bancorp
800 Nicollet Mall
Suite 2870
Minneapolis, MN  55402

Mark B. Hier                               Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Christopher M. Hilger                      Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

John H. Hooley                             Director
4623 McDonald Drive Overlook
Stillwater, MN  55082

Daniel H. Kruse                            Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

David J. LePlavy                           Senior Vice President, Treasurer and
Minnesota Life Insurance Company           Controller
400 Robert Street North
St. Paul, MN  55101

Richard L. Manke                           Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Jean Delaney Nelson                        Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Maria H. O'Phelan                          Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Kathleen L. Pinkett                        Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Dennis E. Prohofsky                        Director and Secretary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Trudy A. Rautio                            Director
Carlson
701 Carlson Parkway
Minnetonka, MN  55305-8215

Robert L. Senkler                          Chairman, President and Chief
Minnesota Life Insurance Company           Executive Officer
400 Robert Street North
St. Paul, MN  55101

Bruce P. Shay                              Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Nancy R. Swanson                           Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Randy F. Wallake                           Director, Executive Vice President
Minnesota Life Insurance Company           & Vice Chair
400 Robert Street North
St. Paul, MN  55101

Loyall E. Wilson                           Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Nancy L. Winter                            Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Warren J. Zaccaro                          Director, Executive Vice President
Minnesota Life Insurance Company           and Chief Financial Officer
400 Robert Street North
St. Paul, MN  55101

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH MINNESOTA LIFE INSURANCE COMPANY OR MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

          Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

          Securian Financial Group, Inc. (Delaware)
          Capitol City Property Management, Inc.
          Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.:

          Minnesota Life Insurance Company
          Securian Financial Network, Inc.
          Securian Ventures, Inc.
          Advantus Capital Management, Inc.
          Securian Financial Services, Inc.
          Securian Casualty Company
          CNL Financial Corporation (Georgia)
          Capital Financial Group, Inc. (Maryland)
          H. Beck, Inc. (Maryland)
          CFG Insurance Services, Inc. (Maryland)
          Ochs, Inc.

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

          Personal Finance Company LLC (Delaware)
          Enterprise Holding Corporation
          Allied Solutions, LLC (Indiana)
          Securian Life Insurance Company


          American Modern Life Insurance Company
          Balboa Life Insurance Company
          Balboa Life Insurance Company of New York


Wholly-owned subsidiaries of Enterprise Holding Corporation:

          Financial Ink Corporation
          Oakleaf Service Corporation


          Vivid Print Solutions, Inc.

          MIMLIC Funding, Inc.
          MCM Funding 1997-1, Inc.
          MCM Funding 1998-1, Inc.

Wholly-owned subsidiaries of CNL Financial Corporation:

          Cherokee National Life Insurance Company (Georgia)
          CNL/Insurance America, Inc. (Georgia)
          CNL/Resource Marketing Corporation (Georgia)


Wholly-owned subsidiary of American Modern Life Insurance Company:

          Southern Poineer Life Insurance Company


Open-end registered investment company offering shares to separate accounts of Minnesota Life Insurance Company and Securian Life Insurance Company:


          Securian Funds Trust


Majority-owned subsidiary of Securian Financial Group, Inc.:

          Securian Trust Company, N.A.

Fifty percent-owned subsidiary of Enterprise Holding Corporation:

          CRI Securities, LLC

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

ITEM 27.  NUMBER OF CONTRACT OWNERS



As of February 2, 2012, the number of holders of securities of this class were as follows:





            Title of Class                 Number of Record Holders
            --------------                 ------------------------
     Variable Annuity Contracts-                    7,998





ITEM 28.  INDEMNIFICATION

The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys' fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and Variable Annuity Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and Variable Annuity Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and Variable Annuity Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and Variable Annuity Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, Minnesota Life Insurance Company and Variable Annuity Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

          (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:
                     Variable Fund D
                     Variable Annuity Account
                     Minnesota Life Variable Life Account
                     Minnesota Life Individual Variable Universal Life Account Minnesota Life Variable Universal Life Account

                     Securian Life Variable Universal Life Account

          (b)  Directors and Officers of Securian Financial Services, Inc.:


                                                   Positions and
Name and Principal                                 Offices
Business Address                                   with Underwriter
----------------                                   ----------------
George I. Connolly                                 President, Chief
Securian Financial Services, Inc.                  Executive Officer and
400 Robert Street North                            Director
St. Paul, MN 55101


Gary R Christensen                                 Director
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, MN 55101


Warren J. Zaccaro                                  Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Loyall E. Wilson                                   Senior Vice President, Chief
Securian Financial Services, Inc.                  Compliance Officer and
400 Robert Street North                            Secretary
St. Paul, MN 55101

Richard A. Diehl
Securian Financial Services, Inc.                  Vice President and
400 Robert Street North                            Chief Investment Officer
St. Paul, MN 55101

Scott C. Thorson                                   Vice President-Operations
Securian Financial Services, Inc.                  and Treasurer
400 Robert Street North
St. Paul, MN 55101

Suzanne M. Chochrek                                Vice President-Business and
Securian Financial Services, Inc.                  Market Development
400 Robert Street North
St. Paul, MN 55101


(c) All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:



  Name of           Net Underwriting   Compensation on
 Principal           Discounts and      Redemption or     Brokerage       Other
Underwriter           Commissions       Annuitization    Commissions   Compensation
-----------         ----------------   ---------------   -----------   ------------
Securian Financial,
 Services Inc.        $22,822,806            ---              ---           ---



ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, MN 55101-2098.

ITEM 31.  MANAGEMENT SERVICES

None.

ITEM 32.  UNDERTAKINGS

     (a) Minnesota Life Insurance Company hereby represents that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b) Minnesota Life Insurance Company hereby represents that it will include as part of the prospectus, a toll-free number and a written communication included within the prospectus, that allows an applicant to call or write to request a Statement of Additional Information.

     (c) Minnesota Life Insurance Company hereby represents that it will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.


     (d) Minnesota Life Insurance Company hereby represents that, as to the variable annuity contract which is the subject of this Registration Statement, the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Minnesota Life Insurance Company.

                                   SIGNATURES



As required by the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant, Variable Annuity Account has caused this Registration
Statement to be signed on its behalf in the City of St. Paul and the State of Minnesota on the 28th day of February, 2012.




                                       VARIABLE ANNUITY ACCOUNT
                                       (Registrant)

                                   By: MINNESOTA LIFE INSURANCE COMPANY
                                       (Depositor)


                                   By             /s/ Robert L. Senkler
                                       -----------------------------------------
                                                      Robert L. Senkler
                                             Chairman of the Board, President
                                               and Chief Executive Officer



As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, Minnesota Life Insurance Company and has caused this Registration Statement to be signed on its behalf in the City of Saint Paul, and the State of Minnesota, on the 28th day of February, 2012.




                                    MINNESOTA LIFE INSURANCE COMPANY
                                    (Depositor)

                                    By            /s/ Robert L. Senkler
                                       -----------------------------------------
                                                      Robert L. Senkler
                                             Chairman of the Board, President
                                               and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the date indicated.



              Signature                        Title                             Date
              ---------                        -----                             ----

/s/ Robert L. Senkler                          Chairman, President and          February 28, 2012
 ---------------------------------------       Chief Executive Officer
Robert L. Senkler


*                                              Director
---------------------------------------
Mary K. Brainerd

*                                              Director
---------------------------------------
John W. Castro

*                                              Director
---------------------------------------
Sara H. Gavin

*                                              Director
---------------------------------------
John F. Grundhofer

*
---------------------------------------        Director
John H. Hooley

*                                              Director
---------------------------------------
Dennis E. Prohofsky

*                                              Director
---------------------------------------
Dwayne C. Radel

*                                              Director
---------------------------------------
Trudy A. Rautio

*                                              Director
---------------------------------------
Randy F. Wallake

*                                              Director
---------------------------------------
Warren J. Zaccaro


/s/ Warren J. Zaccaro                          Executive Vice President
---------------------------------------        and Chief Financial Officer
Warren J. Zaccaro                              (chief financial officer)        February 28, 2012


/s/ Warren J. Zaccaro                          Executive Vice President
---------------------------------------        and Chief Financial Officer
Warren J. Zaccaro                              (chief accounting officer)       February 28, 2012


/s/ David J. Leplavy                           Senior Vice President, Actuary
---------------------------------------        and Treasurer and Controller     February 28, 2012
David J. Leplavy                               (treasurer)


/s/ Gary R. Christensen                         Attorney-in-Fact                February 28, 2012
---------------------------------------
Gary R. Christensen


* Pursuant to power of attorney dated April 12, 2010, a copy of which is filed herewith.

                                  EXHIBIT INDEX

Exhibit Number  Description of Exhibit
--------------  ----------------------
 9.             Opinion and consent of Michael P. Boyle, Esq.

 13. Minnesota Life Insurance Company Power of Attorney to sign Registration Statements.